UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

Annual Report December 31, 2017

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Annual Report

Table of Contents

Important Notes to Performance Information	i

Fund Summaries
Franklin Flex Cap Growth VIP Fund	FFC-1
Franklin Founding Funds Allocation VIP Fund	FFA-1
Franklin Global Real Estate VIP Fund	FGR-1
Franklin Growth and Income VIP Fund	FGI-1
Franklin Income VIP Fund	FI-1
*Statement of Additional Information Supplements	FI-7
Franklin Large Cap Growth VIP Fund	FLG-1
Franklin Mutual Global Discovery VIP Fund	MGD-1
Franklin Mutual Shares VIP Fund	MS-1
Franklin Rising Dividends VIP Fund	FRD-1
*Prospectus Supplement	FRD-6
Franklin Small Cap Value VIP Fund	FSV-1
*Prospectus Supplement	FSV-6
Franklin Small-Mid Cap Growth VIP Fund	FSC-1
Franklin Strategic Income VIP Fund	FSI-1
Franklin U.S. Government Securities VIP Fund	FUS-1
Franklin VolSmart Allocation VIP Fund	FVA-1
Templeton Developing Markets VIP Fund	TD-1
Templeton Foreign VIP Fund	TF-1
*Prospectus Supplement	TF-6
Templeton Global Bond VIP Fund	TGB-1
Templeton Growth VIP Fund	TG-1
Index Descriptions	I-1
Special Meeting of Shareholders	SMS-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Annual Report	i

Franklin Flex Cap Growth VIP Fund

This annual report for Franklin Flex Cap Growth VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+26.94%	+13.42%	+6.91%

*The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 3000® Growth Index, the Russell 1000® Growth Index and the Standard & Poors® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 3000® Growth Index generated a +29.59% total return, the Russell 1000® Growth Index produced a +30.21% total return, and the S&P 500 posted a +21.83% total return for the same period.1

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016

Portfolio Composition

Based on Total Net Assets as of 12/31/17

to 4.1% at period-end.2 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFC-2	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the S&P 500, generated a +21.83% total return for the period.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months ended December 31, 2017, all sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the

Top 10 Holdings
12/31/17
Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Retailing	7.3%
Alphabet Inc. Software & Services	5.6%
Microsoft Corp. Software & Services	5.4%
Facebook Inc. Software & Services	4.8%
Mastercard Inc. Software & Services	4.8%
ServiceNow Inc. Software & Services	3.5%
Raytheon Co. Capital Goods	3.4%
Salesforce.com Inc. Software & Services	2.9%
Visa Inc. Software & Services	2.7%
Constellation Brands Inc. Food, Beverage & Tobacco	2.7%

Russell 3000® Growth Index, the information technology (IT) sector contributed to relative results due to stock selection and overweighting in that sector, while stock selection and underweighted positions in consumer staples and consumer discretionary drove those sectors’ contributions.3

IT companies ServiceNow and Facebook were the largest relative contributors in the sector and the Fund as a whole. ServiceNow, a workflow platform company, expanded into new product categories during the period under review. The company operates in a large market, and we believe it has the potential for high operating margin and growth opportunities beyond servicing IT departments. Facebook improved monetization due to improvements in advertising formats, targeting capabilities and measurement tools. Instagram, a subsidiary, is early in monetization, but it saw accelerating user growth and has the ability to leverage Facebook’s data and advertising technology. Facebook is also benefiting from advertisers shifting more of their budgets toward the social media platform.

In consumer staples, alcoholic-beverage company Constellation Brands was the sector’s top relative contributor.

3. The information technology sector comprises semiconductors and semiconductor equipment, and software and services in the SOI. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

Annual Report	FFC-3

FRANKLIN FLEX CAP GROWTH VIP FUND

In consumer discretionary, Amazon.com’s growth in retail and Amazon Web Services were signs that investments in those areas had proved beneficial. We believe the online retailer’s expansion into grocery and consumer packaged goods, aided by their acquisition of Whole Foods Markets, improves the company’s long-term prospects.

In contrast, health care, financials and materials detracted from relative performance, with stock selection being the primary factor for their poor results.4

In health care, Celgene was hurt by failure of Revlimid, currently used as a treatment for multiple myeloma, in a lymphoma treatment trial. Growing awareness that the company’s revenue is increasingly reliant on Revlimid and Pomalyst, both of which will lose market exclusivity no later than 2026 and as early as 2020, also dampened investor sentiment. In October, management reduced their long-term revenue projections. Incyte, a biopharmaceutical company, also hurt relative results. After reaching an all-time high in March, the company’s stock fell by one-third by the end of the period.

In financials, First Republic Bank hurt relative results, largely due to pressure from weak net interest margins and high management expenses.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The financials sector comprises banks and diversified financials in the SOI.

FFC-4	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,093.80	$5.07	$1,020.37	$4.89	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FFC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$5.89	$7.09	$16.61	$18.11	$13.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.03)	(0.06)	(0.08)	(0.01)

Net realized and unrealized gains (losses)	1.60	(0.20)	1.00	1.09	4.95

Total from investment operations	1.59	(0.23)	0.94	1.01	4.94

Less distributions from:

Net investment income	—	—	—	—	(—) [c]

Net realized gains	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Total distributions	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Net asset value, end of year	$7.46	$5.89	$7.09	$16.61	$18.11

Total return[d]	26.94%	(2.89)%	4.37%	6.11%	37.48%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.35%	1.36%	1.33%	1.20%	1.18%

Expenses net of waiver and payments by affiliates	0.96%	0.96%	0.96%	0.95%	0.93%

Net investment income (loss)	(0.20)%	(0.44)%	(0.62)%	(0.46)%	(0.09)%

Supplemental data

Net assets, end of year (000’s)	$81,084	$73,337	$82,901	$93,354	$169,123

Portfolio turnover rate	52.12%	17.76%	88.15%	52.83%	52.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

FFC-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$5.70	$6.90	$16.44	$17.96	$13.12

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.03)	(0.07)	(0.10)	(0.03)

Net realized and unrealized gains (losses)	1.55	(0.20)	0.99	1.09	4.91

Total from investment operations	1.53	(0.23)	0.92	0.99	4.88

Less distributions from net realized gains	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Net asset value, end of year	$7.21	$5.70	$6.90	$16.44	$17.96

Total return[c]	26.78%	(2.98)%	4.32%	5.98%	37.28%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.45%	1.46%	1.43%	1.30%	1.28%

Expenses net of waiver and payments by affiliates	1.06%	1.06%	1.06%	1.05%	1.03%

Net investment income (loss)	(0.30)%	(0.54)%	(0.72)%	(0.56)%	(0.19)%

Supplemental data

Net assets, end of year (000’s)	$30,112	$27,163	$34,479	$31,355	$251,339

Portfolio turnover rate	52.12%	17.76%	88.15%	52.83%	52.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Flex Cap Growth VIP Fund

		Shares	Value
	Common Stocks 95.5%
	Automobiles & Components 0.6%
a	Tesla Inc.	2,000	$622,700

	Banks 1.6%
	First Republic Bank/CA	19,980	1,731,067

	Capital Goods 8.8%
	3M Co.	7,500	1,765,275
	The Boeing Co.	5,500	1,622,005
	Fortive Corp.	20,000	1,447,000
	Raytheon Co.	20,000	3,757,000
	Rockwell Automation Inc.	6,000	1,178,100

			9,769,380

	Consumer Durables & Apparel 1.1%
	NIKE Inc., B	20,000	1,251,000

	Consumer Services 2.0%
	Starbucks Corp.	20,000	1,148,600
	Vail Resorts Inc.	5,000	1,062,350

			2,210,950

	Diversified Financials 2.4%
	CBOE Global Markets Inc.	10,000	1,245,900
	Intercontinental Exchange Inc.	20,000	1,411,200
a	Lexinfintech Holdings Ltd., ADR (China)	4,800	66,720

			2,723,820

	Energy 1.4%
a	Concho Resources Inc.	10,000	1,502,200

	Food & Staples Retailing 1.7%
	Costco Wholesale Corp.	10,000	1,861,200

	Food, Beverage & Tobacco 2.7%
	Constellation Brands Inc., A	13,000	2,971,410

	Health Care Equipment & Services 6.0%
	Becton, Dickinson and Co.	5,000	1,070,300
	Danaher Corp.	12,490	1,159,322
a	IDEXX Laboratories Inc.	9,990	1,562,236
a	Intuitive Surgical Inc.	2,000	729,880
	UnitedHealth Group Inc.	10,000	2,204,600

			6,726,338

	Household & Personal Products 1.1%
	Estee Lauder Cos. Inc., A	10,000	1,272,400

	Materials 0.9%
	Albemarle Corp.	8,000	1,023,120

	Media 2.1%
a	Charter Communications Inc., A	6,986	2,347,017

	Pharmaceuticals, Biotechnology & Life Sciences 5.0%
a	Celgene Corp.	20,000	2,087,200
a	Incyte Corp.	7,990	756,733
a	Mettler-Toledo International Inc.	2,500	1,548,800
a	Regeneron Pharmaceuticals Inc.	3,000	1,127,880

			5,520,613

FFC-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Real Estate 4.6%
	American Tower Corp.	20,000	$2,853,400
	Equinix Inc.	5,000	2,266,100

			5,119,500

	Retailing 10.6%
a	Amazon.com Inc.	7,000	8,186,290
a	Netflix Inc.	9,990	1,917,680
a	The Priceline Group Inc.	1,000	1,737,740

			11,841,710

	Semiconductors & Semiconductor Equipment 6.3%
	Analog Devices Inc.	30,000	2,670,900
	NVIDIA Corp.	10,000	1,935,000
	Xilinx Inc.	35,000	2,359,700

			6,965,600

	Software & Services 36.6%
	Activision Blizzard Inc.	40,000	2,532,800
a	Adobe Systems Inc.	10,000	1,752,400
a	Alibaba Group Holding Ltd., ADR (China)	10,000	1,724,300
a	Alphabet Inc., C	6,000	6,278,400
a	Electronic Arts Inc.	16,000	1,680,960
a	Facebook Inc., A	30,000	5,293,800
	Mastercard Inc., A	34,960	5,291,546
	Microsoft Corp.	70,000	5,987,800
a	Salesforce.com Inc.	32,000	3,271,360
a	ServiceNow Inc.	30,000	3,911,700
	Visa Inc., A	26,470	3,018,109

			40,743,175

	Total Common Stocks (Cost $66,044,541)		106,203,200

	Short Term Investments (Cost $5,166,088) 4.7%
	Money Market Funds 4.7%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	5,166,088	5,166,088

	Total Investments (Cost $71,210,629) 100.2%		111,369,288
	Other Assets, less Liabilities (0.2)%		(173,732)

	Net Assets 100.0%		$111,195,556

See Abbreviations on page FFC-18.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$66,044,541
Cost - Non-controlled affiliates (Note 3e)	5,166,088

Value - Unaffiliated issuers	$106,203,200
Value - Non-controlled affiliates (Note 3e)	5,166,088
Receivables:
Capital shares sold	19,115
Dividends and interest	24,189
Other assets	13

Total assets	111,412,605

Liabilities:
Payables:
Capital shares redeemed	37,076
Management fees	49,772
Distribution fees	52,014
Reports to shareholders	44,417
Professional fees	32,395
Accrued expenses and other liabilities	1,375

Total liabilities	217,049

Net assets, at value	$111,195,556

Net assets consist of:
Paid-in capital	$50,140,203
Undistributed net investment income (loss)	(23,520)
Net unrealized appreciation (depreciation)	40,158,659
Accumulated net realized gain (loss)	20,920,214

Net assets, at value	$111,195,556

Class 2:
Net assets, at value	$81,083,950

Shares outstanding	10,863,705

Net asset value and maximum offering price per share	$7.46

Class 4:
Net assets, at value	$30,111,606

Shares outstanding	4,173,765

Net asset value and maximum offering price per share	$7.21

FFC-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$805,973
Non-controlled affiliates (Note 3e)	18,989
Income from securities loaned (net of fees and rebates)	2,459

Total investment income	827,421

Expenses:
Management fees (Note 3a)	1,083,172
Distribution fees: (Note 3c)
Class 2	200,712
Class 4	101,299
Custodian fees (Note 4)	905
Reports to shareholders	73,560
Professional fees	36,456
Trustees’ fees and expenses	460
Other	9,403

Total expenses	1,505,967
Expenses waived/paid by affiliates (Note 3e and 3f)	(428,341)

Net expenses	1,077,626

Net investment income (loss)	(250,205)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	21,313,192

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	4,655,097

Net realized and unrealized gain (loss)	25,968,289

Net increase (decrease) in net assets resulting from operations	$25,718,084

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(250,205)	$(487,848)
Net realized gain (loss)	21,313,192	383,295
Net change in unrealized appreciation (depreciation)	4,655,097	(3,840,892)

Net increase (decrease) in net assets resulting from operations	25,718,084	(3,945,445)

Distributions to shareholders from:
Net realized gains:
Class 2	(181,740)	(9,849,775)
Class 4	(67,426)	(4,640,994)

Total distributions to shareholders	(249,166)	(14,490,769)

Capital share transactions: (Note 2)
Class 2	(10,989,226)	3,213,957
Class 4	(3,783,730)	(1,658,082)

Total capital share transactions	(14,772,956)	1,555,875

Net increase (decrease) in net assets	10,695,962	(16,880,339)
Net assets:
Beginning of year	100,499,594	117,379,933

End of year	$111,195,556	$100,499,594

Undistributed net investment income (loss) included in net assets:
End of year	$(23,520)	$—

FFC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Annual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

FFC-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	554,774	$3,650,922	2,595,394	$15,855,206
Shares issued in reinvestment of distributions	26,648	181,740	1,710,030	9,849,775
Shares redeemed	(2,166,834)	(14,821,888)	(3,555,838)	(22,491,024)

Net increase (decrease)	(1,585,412)	$(10,989,226)	749,586	$3,213,957

Class 4 Shares:
Shares sold	508,100	$3,340,274	593,508	$3,606,248
Shares issued in reinvestment of distributions	10,232	67,426	831,720	4,640,994
Shares redeemed	(1,109,757)	(7,191,430)	(1,660,346)	(9,905,324)

Net increase (decrease)	(591,425)	$(3,783,730)	(235,118)	$(1,658,082)

Annual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.991% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FFC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	6,045,419	88,448,332	(89,327,663)	5,166,088	$5,166,088	$18,989	$—	$—

f. Waiver and Expense Reimbursements

Advisers have contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund does not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from long term capital gain	$249,166	$14,490,769

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$71,275,690

Unrealized appreciation	$41,270,202
Unrealized depreciation	(1,176,604)

Net unrealized appreciation (depreciation)	$40,093,598

Distributable earnings - undistributed long term capital gains	$20,961,757

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

Annual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $54,557,086 and $69,465,879, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FFC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Flex Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Flex Cap Growth VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FFC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Flex Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $249,166 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

FFC-20	Annual Report

Franklin Founding Funds Allocation VIP Fund

This annual report for Franklin Founding Funds Allocation VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+11.98%	+8.64%	+4.70%

*The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08-12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the S&P 500 generated a +21.83% total return and the MSCI World Index produced a +23.07% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and

Asset Allocation*

Based on Total Net Assets as of 12/31/17

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFA-2	Annual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the 12 months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund –Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,049.70	$1.81	$1,023.44	$1.79	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FFA-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.13	$6.80	$7.47	$7.47	$8.55

Income from investment operations[a]:

Net investment income[b,c]	0.21	0.21	0.26	0.22	0.30

Net realized and unrealized gains (losses)	0.63	0.64	(0.68)	0.02	1.42

Total from investment operations	0.84	0.85	(0.42)	0.24	1.72

Less distributions from:

Net investment income	(0.22)	(0.29)	(0.24)	(0.23)	(1.15)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.53)	(0.52)	(0.25)	(0.24)	(2.80)

Net asset value, end of year	$7.44	$7.13	$6.80	$7.47	$7.47

Total return[d]	12.17%	13.43%	(5.93)%	3.05%	24.14%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.12%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[e]	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	2.75%	3.09%	3.51%	2.88%	3.67%

Supplemental data

Net assets, end of year (000’s)	$1,047	$1,025	$1,083	$1,114	$952

Portfolio turnover rate	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2017.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.08	$6.75	$7.42	$7.42	$8.51

Income from investment operations[a]:

Net investment income[b,c]	0.18	0.19	0.24	0.20	0.27

Net realized and unrealized gains (losses)	0.64	0.64	(0.68)	0.02	1.42

Total from investment operations	0.82	0.83	(0.44)	0.22	1.69

Less distributions from:

Net investment income	(0.20)	(0.27)	(0.22)	(0.21)	(1.13)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.51)	(0.50)	(0.23)	(0.22)	(2.78)

Net asset value, end of year	$7.39	$7.08	$6.75	$7.42	$7.42

Total return[d]	11.98%	13.18%	(6.21)%	2.85%	23.77%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.37%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[e]	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	2.50%	2.84%	3.26%	2.63%	3.42%

Supplemental data

Net assets, end of year (000’s)	$480,402	$474,669	$480,715	$557,704	$547,506

Portfolio turnover rate	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2017.

FFA-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.21	$6.87	$7.54	$7.54	$8.49

Income from investment operations[a]:

Net investment income[b,c]	0.18	0.19	0.23	0.20	0.26

Net realized and unrealized gains (losses)	0.64	0.64	(0.68)	0.02	1.43

Total from investment operations	0.82	0.83	(0.45)	0.22	1.69

Less distributions from:

Net investment income	(0.19)	(0.26)	(0.21)	(0.21)	(0.99)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.50)	(0.49)	(0.22)	(0.22)	(2.64)

Net asset value, end of year	$7.53	$7.21	$6.87	$7.54	$7.54

Total return[d]	11.78%	12.92%	(6.24)%	2.75%	23.68%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.47%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[e]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	2.40%	2.74%	3.16%	2.53%	3.32%

Supplemental data

Net assets, end of year (000’s)	$528,862	$530,403	$550,825	$702,324	$676,781

Portfolio turnover rate	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2017.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Founding Funds Allocation VIP Fund

		Shares	Value
	Investments in Underlying Funds 99.9%
	Domestic Equity 33.3%
a	Franklin Mutual Shares VIP Fund, Class 1	16,254,912	$336,639,240

	Domestic Hybrid 33.3%
a	Franklin Income VIP Fund, Class 1	20,134,973	336,656,745

	Foreign Equity 33.3%
a	Templeton Growth VIP Fund, Class 1	20,714,775	336,407,940

	Total Investments in Underlying Funds (Cost $699,400,047)		1,009,703,925
	Other Assets, less Liabilities 0.1%		606,889

	Net Assets 100.0%		$1,010,310,814

a See Note 3(d) regarding investments in Underlying Funds.

FFA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in securities:
Cost - Non-controlled affiliates (Note 3d)	$699,400,047

Value - Non-controlled affiliates (Note 3d)	$1,009,703,925
Cash	1,598,221
Receivables:
Capital shares sold	627,063
Other assets	118

Total assets	1,011,929,327

Liabilities:
Payables:
Capital shares redeemed	962,682
Administrative fees	51,455
Distribution fees	506,288
Accrued expenses and other liabilities	98,088
Total liabilities	1,618,513

Net assets, at value	$1,010,310,814

Net assets consist of:
Paid-in capital	$692,276,850
Undistributed net investment income	27,465,052
Net unrealized appreciation (depreciation)	310,303,878
Accumulated net realized gain (loss)	(19,734,966)

Net assets, at value	$1,010,310,814

Class 1:
Net assets, at value	$1,046,678

Shares outstanding	140,653

Net asset value and maximum offering price per share	$7.44

Class 2:
Net assets, at value	$480,401,765

Shares outstanding	65,044,247

Net asset value and maximum offering price per share	$7.39

Class 4:
Net assets, at value	$528,862,371

Shares outstanding	70,213,642

Net asset value and maximum offering price per share	$7.53

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3d)	$29,113,345

Expenses:
Administrative fees (Note 3a)	1,018,274
Distribution fees: (Note 3b)
Class 2	1,206,639
Class 4	1,878,711
Custodian fees (Note 4)	342
Reports to shareholders	86,506
Professional fees	52,019
Trustees’ fees and expenses	4,352
Other	32,311

Total expenses	4,279,154
Expenses waived/paid by affiliates (Note 3e)	(172,741)

Net expenses	4,106,413

Net investment income	25,006,932

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Non-controlled affiliates (Note 3d)	18,606,734
Capital gain distributions from Underlying Funds:
Non-controlled affiliates (Note 3d)	13,602,007

Net realized gain (loss)	32,208,741

Net change in unrealized appreciation (depreciation) on:
Investments:
Non-controlled affiliates (Note 3d)	57,408,783

Net realized and unrealized gain (loss)	89,617,524

Net increase (decrease) in net assets resulting from operations	$114,624,456

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$25,006,932	$27,575,819
Net realized gain (loss)	32,208,741	45,677,726
Net change in unrealized appreciation (depreciation)	57,408,783	46,468,720

Net increase (decrease) in net assets resulting from operations	114,624,456	119,722,265

Distributions to shareholders from:
Net investment income:
Class 1	(32,261)	(42,944)
Class 2	(12,990,591)	(18,199,650)
Class 4	(13,655,260)	(19,362,702)
Net realized gains:
Class 1	(45,646)	(33,890)
Class 2	(20,025,278)	(15,405,932)
Class 4	(21,899,278)	(17,041,267)

Total distributions to shareholders	(68,648,314)	(70,086,385)

Capital share transactions: (Note 2)
Class 1	(23,477)	(111,375)
Class 2	(15,665,134)	(29,371,071)
Class 4	(26,073,212)	(46,679,895)

Total capital share transactions	(41,761,823)	(76,162,341)

Net increase (decrease) in net assets	4,214,319	(26,526,461)
Net assets:
Beginning of year	1,006,096,495	1,032,622,956

End of year	$1,010,310,814	$1,006,096,495

Undistributed net investment income included in net assets:
End of year	$27,465,052	$26,674,273

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

FFA-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	15,386	$112,506	16,848	$112,841
Shares issued in reinvestment of distributions	11,035	77,907	12,138	76,834
Shares redeemed	(29,626)	(213,890)	(44,358)	(301,050)

Net increase (decrease)	(3,205)	$(23,477)	(15,372)	$(111,375)

Class 2 Shares:
Shares sold	3,596,772	$26,184,474	5,277,050	$35,702,809
Shares issued in reinvestment of distributions	4,703,115	33,015,869	5,334,220	33,605,582
Shares redeemed	(10,329,852)	(74,865,477)	(14,716,105)	(98,679,462)

Net increase (decrease)	(2,029,965)	$(15,665,134)	(4,104,835)	$(29,371,071)

Class 4 Shares:
Shares sold	2,459,253	$18,233,389	1,664,792	$11,425,501
Shares issued in reinvestment of distributions	4,965,718	35,554,538	5,670,400	36,403,969
Shares redeemed	(10,802,755)	(79,861,139)	(13,975,336)	(94,509,365)

Net increase (decrease)	(3,377,784)	$(26,073,212)	(6,640,144)	$(46,679,895)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the year ended December 31, 2017, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	21,065,303	1,063,387	(1,993,717)	20,134,973	$336,656,745	$14,527,616	$1,586,010	$16,034,109
Franklin Mutual Shares VIP Fund, Class 1	16,336,774	1,508,532	(1,590,394)	16,254,912	336,639,240	8,309,110	15,126,892[a]	4,590,443
Templeton Growth VIP Fund, Class 1	23,748,961	559,107	(3,593,293)	20,714,775	336,407,940	6,276,619	15,495,839	36,784,231

Total Affiliated Securities					$1,009,703,925	$29,113,345	$32,208,741	$57,408,783

aIncludes realized gain distributions received.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, there were no credits earned.

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$28,262,149	$37,605,296
Long term capital gain	40,386,165	32,481,089

	$68,648,314	$70,086,385

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$741,115,882

Unrealized appreciation	$310,303,878
Unrealized depreciation	(41,715,835)

Net unrealized appreciation (depreciation)	$268,588,043

Undistributed ordinary income	$29,272,402
Undistributed long term capital gains	20,173,515

Distributable earnings	$49,445,917

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2017, aggregated $13,000,000 and $120,637,180, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

Annual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Founding Funds Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Founding Funds Allocation VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $40,386,165 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 42.90% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

At December 31, 2017, the Fund, a qualified fund of funds under Section 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FFA-18	Annual Report

Franklin Global Real Estate VIP Fund

This annual report for Franklin Global Real Estate VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+10.47%	+5.62%	+2.75%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the US; companies qualifying under US federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management development or sale of residential or commercial real estate (such as real estate operating or service companies).

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +11.42% total return for the same period.1

Portfolio Composition

Based on Total Net Assets as of 12/31/17

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FGR-2	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan

Top 10 Countries
12/31/17

% of Total Net Assets
US	52.1%
Japan	9.9%
Hong Kong	8.4%
Australia	5.9%
UK	5.2%
Germany	4.3%
France	3.4%
Singapore	3.3%
Sweden	2.2%
Canada	2.0%

left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.3

According to the FTSE EPRA/NAREIT Developed Index, in US dollar terms, most countries outpaced the index. Among the leaders were Hong Kong, the US, Germany and the UK. Singapore, Australia and France also performed well. In contrast, Japan lost value and New Zealand underperformed the index. At period-end, the US was the index’s largest country weighting.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process

2. Source: US Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-3

FRANKLIN GLOBAL REAL ESTATE VIP FUND

combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included security selection in the diversified sector.4 Shares of Japanese REIT Mitsubishi Estate underperformed the benchmark during the reporting period. The firm has continued to ramp up office redevelopment in the Marunouchi district and has largely secured prospective tenants for its upcoming projects with higher market rent despite greater office supply in 2018 and 2019. However, investors seemed more interested in initiatives to improve return on equity and shareholder returns from Mitsubishi Estate and other large real estate developers. Signs have emerged that the company has been gradually responding to investors’ concerns by raising its dividend payout ratio after its second quarter result. A better inflation outlook in Japan and more proactive capital management to enhance shareholder returns should help Mitsubishi Estate to narrow its discount to net asset value going forward.

Stock selection in the triple-net leasing sector also weighed on results.5 Shares of Gramercy Property Trust, an owner and asset manager of single-tenant, net-lease industrial and office properties in the US, underperformed over the reporting period. Gramercy currently has the largest exposure to industrial properties among its net-lease peers, at a time when the industrial property category exhibited among the most favorable of fundamental outlooks across US property types.

Within the office space sector, Vornado Realty Trust, a US-based large-capitalization REIT that generates most of its revenues from Manhattan office and street retail assets, underperformed during the reporting period.6 We believe the stock’s underperformance was largely due to the prevailing pessimistic investor sentiment toward New York City REITs given a belief that there is a negative outlook for Manhattan market fundamentals for the next few years. We feel Vornado has made significant progress on its simplification strategy laid out a few years ago as it exited most of its non-core assets.

Top 10 Holdings
12/31/17
Company Sector/Industry	% of Total Net Assets
Simon Property Group Inc. Retail REITs, US	3.9%
Prologis Inc. Industrial REITs, US	3.2%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.7%
CK Asset Holdings Ltd. Real Estate Development, Hong Kong	2.4%
Unibail-Rodamco SE Retail REITs, France	2.3%
Equity Residential Residential REITs, US	2.2%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.2%
AvalonBay Communities Inc. Residential REITs, US	2.1%
Sun Hung Kai Properties Ltd. Diversified Real Estate Activities, Hong Kong	2.0%
Deutsche Wohnen SE Real Estate Operating Companies, Germany	2.0%

Nevertheless, the company has yet to announce details about its highly anticipated development and re-development plans for New York City’s Penn Plaza district. We think management’s lack of capital allocation toward growth, despite ample cash in its balance sheet, and the slow pace of investment decisions have been disappointing to us and have also contributed to the company’s recent underperformance.

Conversely, security selection and an overweighting in the industrials sector contributed to relative Fund performance.7 Shares of Segro outperformed in 2017, as the UK industrial-property company benefited from strong ecommerce growth. The lack of good quality industrial space, given limited new supply and scarcity of industrial zoned land, drove rental growth in the UK and also helped Segro. Operationally, the company continued to report robust and improving rental growth in its third quarter update, with higher income from new leases on existing properties in the UK. Segro also looked favorable to us based on our internal momentum model together with its solid development pipeline.

4. Diversified holdings are in diversified real estate activities, diversified REITs, real estate development and real estate operating companies in the SOI.

5. Triple-net leasing holdings are in hotel and resort REITs, retail REITs and diversified REITs in the SOI.

6. Office holdings are in office REITs in the SOI.

7. Industrial property holdings are in industrial REITs in the SOI.

FGR-4	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Stock selection and an overweighting in the residential sector also boosted results.8 Shares of German residential REIT ADO Properties surged in 2017, as the German residential sector outperformed the overall index. The company, with its Berlin-concentrated portfolio, outperformed its peer group operationally with stronger-than-average like-for-like rental growth and reported strong third-quarter results and expected earnings for the full year 2017. Fundamentally, the Berlin residential market looked attractive, in our view, with its supply and demand mismatch, which continued to put upward pressure on rents, as vacancy in the market has decreased sharply. ADO Properties also looks favorable to us based on our internal momentum model and on the anticipation of further valuation uplifts for companies in the Berlin residential market, as indicated by transactions in the market.

Within the specialty sector, off-benchmark Coresite Realty outperformed in 2017, contributing to Fund performance.9 Shares of Coresite significantly outperformed the US property benchmark and the global real estate benchmark. The company continued its track record of strong revenue and profit growth. In its third quarter financial statement, Coresite reported increased revenues and funds-from-operations per share over the prior-year period. The company also announced a quarterly dividend distribution significantly above the prior-year quarterly dividend. We regard the management team highly in terms of capital allocation and they maintain one of the most conservative leverage strategies among US REITs with a relatively low ratio of debt-to-earnings before interest, taxes, depreciation and amortization.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. Residential property holdings are in real estate operating companies and residential REITs in the SOI.

9. Specialty holdings are in office REITs and specialized REITs in the SOI.

Annual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,050.20	$7.18	$1,018.20	$7.07	1.39%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FGR-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.83	$15.93		$16.36	$14.29	$14.66

Income from investment operations[a]:

Net investment income[b]	0.17	0.30	[c]	0.24	0.26	0.24

Net realized and unrealized gains (losses)	1.52	(0.16)		(0.12)	1.92	0.13

Total from investment operations	1.69	0.14		0.12	2.18	0.37

Less distributions from net investment income and net foreign currency gains	(0.56)	(0.24)		(0.55)	(0.11)	(0.74)

Net asset value, end of year	$16.96	$15.83		$15.93	$16.36	$14.29

Total return[d]	10.76%	0.81%		0.83%	15.27%	2.61%

Ratios to average net assets

Expenses	1.14%[e]	1.11%[e]		1.11%	1.10%[f]	1.10%

Net investment income	1.04%	1.99%[c]		1.49%	1.66%	1.62%

Supplemental data

Net assets, end of year (000’s)	$819	$821		$32,161	$35,686	$34,276

Portfolio turnover rate	22.18%	28.53%	[g]	23.35%	16.67%	21.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.42	$15.52	$15.95	$13.93	$14.27

Income from investment operations[a]:

Net investment income[b]	0.13	0.28 [c]	0.20	0.21	0.20

Net realized and unrealized gains (losses)	1.47	(0.19)	(0.12)	1.88	0.13

Total from investment operations	1.60	0.09	0.08	2.09	0.33

Less distributions from net investment income and net foreign currency gains	(0.50)	(0.19)	(0.51)	(0.07)	(0.67)

Net asset value, end of year	$16.52	$15.42	$15.52	$15.95	$13.93

Total return[d]	10.47%	0.54%	0.57%	15.01%	2.32%

Ratios to average net assets

Expenses	1.39%[e]	1.36%[e]	1.36%	1.35%[f]	1.35%

Net investment income	0.79%	1.74%[c]	1.24%	1.41%	1.37%

Supplemental data

Net assets, end of year (000’s)	$183,532	$193,707	$287,473	$333,554	$328,825

Portfolio turnover rate	22.18%	28.53%[g]	23.35%	16.67%	21.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FGR-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Global Real Estate VIP Fund

	Country	Shares	Value
Common Stocks 99.3%
Diversified Real Estate Activities 11.3%
CapitaLand Ltd.	Singapore	743,195	$1,961,479
City Developments Ltd.	Singapore	222,347	2,076,347
Mitsubishi Estate Co. Ltd.	Japan	232,056	4,036,294
Mitsui Fudosan Co. Ltd.	Japan	219,278	4,913,493
New World Development Co. Ltd.	Hong Kong	1,620,585	2,435,176
Sun Hung Kai Properties Ltd.	Hong Kong	221,171	3,691,444
Tokyo Tatemono Co. Ltd.	Japan	125,032	1,688,767

			20,803,000

Diversified REITs 9.6%
Activia Properties Inc.	Japan	346	1,449,279
Gecina SA	France	11,819	2,182,369
GPT Group	Australia	413,683	1,649,281
Gramercy Property Trust	United States	33,100	882,446
Hispania Activos Inmobiliarios SOCIMI SA	Spain	105,580	1,988,796
Hulic REIT Inc.	Japan	791	1,151,209
Kenedix Office Investment Corp.	Japan	277	1,573,235
Land Securities Group PLC	United Kingdom	157,778	2,147,759
Stockland	Australia	514,055	1,796,774
VEREIT Inc.	United States	175,770	1,369,248
Washington REIT	United States	46,300	1,440,855

			17,631,251

Health Care REITs 5.6%
CareTrust REIT Inc.	United States	61,800	1,035,768
HCP Inc.	United States	78,589	2,049,601
Physicians Realty Trust	United States	52,181	938,737
Ventas Inc.	United States	46,517	2,791,485
Welltower Inc.	United States	56,576	3,607,850

			10,423,441

Hotel & Resort REITs 2.7%
Hoshino Resorts REIT Inc.	Japan	117	567,946
Host Hotels & Resorts Inc.	United States	125,706	2,495,264
MGM Growth Properties LLC, A	United States	24,600	717,090
Sunstone Hotel Investors Inc.	United States	76,609	1,266,347

			5,046,647

Hotels, Resorts & Cruise Lines 0.6%
Hilton Worldwide Holdings Inc.	United States	14,114	1,127,144

Industrial REITs 10.6%
First Industrial Realty Trust Inc.	United States	65,153	2,050,365
Frasers Logistics & Industrial Trust	Singapore	984,866	854,164
Goodman Group	Australia	393,054	2,582,084
Mapletree Logistics Trust	Singapore	1,133,871	1,119,035
Nippon Prologis REIT Inc.	Japan	623	1,317,486
PLA Administradora Industrial S de RL de CV	Mexico	550,907	835,222
Prologis Inc.	United States	91,569	5,907,116
Rexford Industrial Realty Inc.	United States	63,074	1,839,238
Segro PLC	United Kingdom	386,474	3,063,637

			19,568,347

Annual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Office REITs 11.4%
	Alexandria Real Estate Equities Inc.	United States	24,121	$3,149,961
	Boston Properties Inc.	United States	23,685	3,079,761
	Brandywine Realty Trust	United States	86,495	1,573,344
	Cousins Properties Inc.	United States	29,700	274,725
	Derwent London PLC	United Kingdom	38,171	1,607,268
	Dexus	Australia	288,639	2,195,662
	Highwoods Properties Inc.	United States	26,610	1,354,715
	Japan Real Estate Investment Corp.	Japan	328	1,557,261
	Kilroy Realty Corp.	United States	30,144	2,250,250
	SL Green Realty Corp.	United States	19,822	2,000,634
	Vornado Realty Trust	United States	24,227	1,894,067

				20,937,648

	Real Estate Development 2.8%
	CK Asset Holdings Ltd.	Hong Kong	497,127	4,345,888
[a]	Howard Hughes Corp.	United States	6,740	884,760

				5,230,648

	Real Estate Operating Companies 9.1%
	ADO Properties SA	Germany	13,097	664,379
[b]	ADO Properties SA, 144A	Germany	33,247	1,686,539
	BUWOG AG	Austria	61,179	2,110,324
	Deutsche Wohnen SE	Germany	83,267	3,642,491
	Fabege AB	Sweden	70,882	1,508,679
	First Capital Realty Inc.	Canada	54,664	900,993
	Hemfosa Fastigheter AB	Sweden	97,118	1,301,110
	Hufvudstaden AB, A	Sweden	76,267	1,221,655
	Hysan Development Co. Ltd.	Hong Kong	256,065	1,358,518
	Vonovia SE	Germany	40,607	2,016,532
[a]	Wharf Real Estate Investment Co. Ltd.	Hong Kong	48,818	324,918

				16,736,138

	Residential REITs 10.3%
	American Homes 4 Rent, A	United States	13,213	288,572
	AvalonBay Communities Inc.	United States	22,089	3,940,899
	Camden Property Trust	United States	24,300	2,237,058
	Canadian Apartment Properties REIT	Canada	63,375	1,881,438
	Equity Lifestyle Properties Inc.	United States	26,258	2,337,487
	Equity Residential	United States	65,033	4,147,154
	Essex Property Trust Inc.	United States	5,352	1,291,812
	Mid-America Apartment Communities Inc.	United States	9,600	965,376
	Unite Group PLC	United Kingdom	170,108	1,849,265

				18,939,061

	Retail REITs 18.0%
	Agree Realty Corp.	United States	20,221	1,040,168
	GGP Inc.	United States	92,474	2,162,967
	Hammerson PLC	United Kingdom	112,256	829,231
	Kimco Realty Corp.	United States	32,549	590,764
	Link REIT	Hong Kong	358,737	3,326,634
	The Macerich Co.	United States	17,400	1,142,832
	Realty Income Corp.	United States	43,717	2,492,743
	Regency Centers Corp.	United States	37,639	2,603,866
	Retail Properties of America Inc., A	United States	118,100	1,587,264

FGR-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Retail REITs (continued)
	Scentre Group	Australia	470,067	$1,536,667
	Simon Property Group Inc.	United States	42,126	7,234,719
	SmartCentres REIT	Canada	39,130	962,142
	Taubman Centers Inc.	United States	10,300	673,929
	Unibail-Rodamco SE	France	16,558	4,171,921
	Weingarten Realty Investors	United States	52,729	1,733,202
	Westfield Corp.	Australia	140,957	1,043,660

				33,132,709

	Specialized REITs 7.3%
	American Tower Corp.	United States	10,800	1,540,836
	Coresite Realty Corp.	United States	15,769	1,796,089
	CubeSmart	United States	50,893	1,471,826
	CyrusOne Inc.	United States	19,967	1,188,635
	Digital Realty Trust Inc.	United States	26,168	2,980,535
	Iron Mountain Inc.	United States	24,300	916,839
	Public Storage	United States	13,744	2,872,496
	Weyerhaeuser Co.	United States	20,700	729,881

				13,497,137

	Total Common Stocks (Cost $119,337,879)			183,073,171

			Principal Amount
	Short Term Investments (Cost $853,442) 0.5%
	Repurchase Agreements 0.5%
[c]	Joint Repurchase Agreement, 1.377%, 1/02/18 (Maturity Value $853,573)
	BNP Paribas Securities Corp. (Maturity Value $139,140)
	Deutsche Bank Securities Inc. (Maturity Value $155,086)
	HSBC Securities (USA) Inc. (Maturity Value $556,564)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,783)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.98%, 7/27/18 -11/22/21; U.S. Treasury Note, 1.25% - 2.00%, 12/31/18 - 4/30/22; and U.S. Treasury Note, Index Linked, 0.125%, 4/15/18 (valued at $870,578)	United States	$853,442	853,442

	Total Investments (Cost $120,191,321) 99.8%			183,926,613
	Other Assets, less Liabilities 0.2%			424,820

	Net Assets 100.0%			$184,351,433

See Abbreviations on page FGR-22.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the value of this security was $1,686,539, representing 0.9% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.	Annual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$119,337,879
Cost - Unaffiliated repurchase agreements	853,442

Value - Unaffiliated issuers	$183,073,171
Value - Unaffiliated repurchase agreements	853,442
Receivables:
Investment securities sold	83,190
Capital shares sold	3,496
Dividends	846,599
European Union tax reclaims	115,619
Other assets	23

Total assets	184,975,540

Liabilities:
Payables:
Investment securities purchased	153,034
Capital shares redeemed	133,346
Management fees	163,852
Distribution fees	76,686
Reports to shareholders	44,369
Professional fees	44,246
Accrued expenses and other liabilities	8,574

Total liabilities	624,107

Net assets, at value	$184,351,433

Net assets consist of:
Paid-in capital	$127,114,552
Distributions in excess of net investment income	(259,145)
Net unrealized appreciation (depreciation)	63,739,247
Accumulated net realized gain (loss)	(6,243,221)

Net assets, at value	$184,351,433

Class 1:
Net assets, at value	$819,172

Shares outstanding	48,314

Net asset value and maximum offering price per share	$16.96

Class 2:
Net assets, at value	$183,532,261

Shares outstanding	11,111,669

Net asset value and maximum offering price per share	$16.52

FGR12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Global Real Estate VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,093,156
Interest:
Unaffiliated issuers	4,400
Income from securities loaned (net of fees and rebates)	9,550
Other income (Note 1e)	30,761

Total investment income	4,137,867

Expenses:
Management fees (Note 3a)	1,993,927
Distribution fees - Class 2 (Note 3c)	471,776
Custodian fees (Note 4)	22,733
Reports to shareholders	56,448
Professional fees	67,035
Trustees’ fees and expenses	838
Other	16,104

Total expenses	2,628,861
Expenses waived/paid by affiliates (Note 3e)	(590)

Net expenses	2,628,271

Net investment income	1,509,596

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	9,077,009
Realized gain distributions from REITs	2,007,987
Foreign currency transactions	20,786

Net realized gain (loss)	11,105,782

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	6,211,890
Translation of other assets and liabilities denominated in foreign currencies	18,873

Net change in unrealized appreciation (depreciation)	6,230,763

Net realized and unrealized gain (loss)	17,336,545

Net increase (decrease) in net assets resulting from operations	$18,846,141

*Foreign taxes withheld on dividends	$248,819

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$1,509,596	$5,028,687
Net realized gain (loss)	11,105,782	52,315,717
Net change in unrealized appreciation (depreciation)	6,230,763	(53,945,685)

Net increase (decrease) in net assets resulting from operations	18,846,141	3,398,719

Distributions to shareholders from:
Net investment income:
Class 1	(26,726)	(442,226)
Class 2	(5,862,949)	(3,274,922)

Total distributions to shareholders	(5,889,675)	(3,717,148)

Capital share transactions: (Note 2)
Class 1	(57,079)	(31,539,337)
Class 2	(23,075,937)	(93,248,371)

Total capital share transactions	(23,133,016)	(124,787,708)

Net increase (decrease) in net assets	(10,176,550)	(125,106,137)
Net assets:
Beginning of year	194,527,983	319,634,120

End of year	$184,351,433	$194,527,983

Undistributed net investment income included in net assets:
End of year	$—	$3,322,944

Distributions in excess of net investment income included in net assets:
End of year	$(259,145)	$—

FGR-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 85.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of

Annual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 29, 2017.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

FGR-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,644	$26,478	8,244	$135,524
Shares issued in reinvestment of distributions	1,626	26,726	27,081	442,226
Shares redeemed in-kind (Note 9)	—	—	(1,772,621)	(28,376,646)
Shares redeemed	(6,836)	(110,283)	(230,198)	(3,740,441)

Net increase (decrease)	(3,566)	$(57,079)	(1,967,494)	$(31,539,337)

Class 2 Shares:
Shares sold	147,438	$2,348,274	397,098	$6,351,063
Shares issued in reinvestment of distributions	365,520	5,862,949	205,582	3,274,922
Shares redeemed in-kind (Note 9)	—	—	(3,806,704)	(59,402,467)
Shares redeemed	(1,961,819)	(31,287,160)	(2,762,366)	(43,471,889)

Net increase (decrease)	(1,448,861)	$(23,075,937)	(5,966,390)	$(93,248,371)

FGR-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	—	5,292,000	(5,292,000)	—	$—	$—	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $2,192,369 expiring in 2018.

During the year ended December 31, 2017, the Fund utilized $6,484,859 of capital loss carryforwards.

On December 31, 2017, the Fund had expired capital loss carryforwards of $200,963,750, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$5,889,675	$3,717,148

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$129,546,944

Unrealized appreciation	$65,131,903
Unrealized depreciation	(10,752,234)

Net unrealized appreciation (depreciation)	$54,379,669

Distributable earnings - undistributed ordinary income	$4,932,825

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

FGR-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2017, such reclassifications were as follows:

Paid-in capital	$(198,754,648)
Undistributed net investment income	$797,990
Accumulated net realized gain (loss)	$197,956,658

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $41,819,488 and $66,537,147, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $27,545,389 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Annual Report	FGR-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$183,073,171	$—	$—	$183,073,171
Short Term Investments	—	853,442	—	853,442

Total Investments in Securities	$183,073,171	$853,442	$—	$183,926,613

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

REIT Real Estate Investment Trust

FGR-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Global Real Estate VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Global Real Estate VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FGR-23

This page intentionally left blank.

Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+15.85%	+12.63%	+7.15%

*The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08-12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

****Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGI-1

FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value securities may not increase in price as anticipated or may decline further in value. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, produced a +21.83% total return.1 The Fund’s peers, as measured by the Lipper VIP Equity Income Funds Classification Average, had a +15.23% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 12/31/17

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FGI-2	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the S&P 500, generated a +21.83% total return for the period.1

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, returns on capital, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and balance sheet strength. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, nearly all of the Fund’s sector allocations added to absolute returns, led by information technology (IT), financials and industrials. In contrast, the Fund’s consumer discretionary allocation was the only sector detractor during the period.

In the IT sector, software company Microsoft’s shares rose in 2017 as the company’s cloud-based initiatives continued to deliver strong results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, prudent expense management and higher margins in the hardware business led to better operating results and earnings-per-share growth that exceeded consensus expectations. Consumer electronics company Apple reported robust earnings and cash flow generation from a strong product cycle, with many customers pleased with the new iPhone features. Also, the company’s high-margin services business continued to grow.

Top 10 Holdings
12/31/17

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.2%
Microsoft Corp. Information Technology	3.4%
Wells Fargo & Co. Financials	3.2%
Bank of America Corp. Financials	2.9%
Apple Inc. Information Technology	2.7%
Intel Corp. Information Technology	2.7%
Chevron Corp. Energy	2.6%
PepsiCo Inc. Consumer Staples	2.5%
BlackRock Inc. Financials	2.5%
Morgan Stanley Financials	2.3%

In the financials sector, financial and investment banking services firm JPMorgan Chase and investment management firm BlackRock contributed to Fund performance. In a year of mostly positive credit trends, JPMorgan Chase’s loan-loss provision increased, while its nonperforming assets decreased. The company continues to post strong operating results as revenue, which rose amid strong growth in net interest income. We believe it should see additional benefits going forward from potential deregulation and the recently passed tax reform.

Annual Report	FGI-3

FRANKLIN GROWTH AND INCOME VIP FUND

In the industrials sector, aerospace and defense company Raytheon and machinery firm Stanley Black & Decker contributed to Fund performance.

In contrast, in the consumer discretionary sector, consumer and commercial products manufacturer Newell Brands and specialty retailer L Brands (not held at period-end) detracted from performance. Newell Brands reported a weak third-quarter 2017 earnings and lowered guidance after some retail customers looked to lower inventory and reduced replenishment orders. General Electric’s shares were negatively impacted by the company’s weaker-than-expected cash flow generation, which culminated in a dividend reduction in late 2017. The company’s health care and aviation segments continued to perform well, while its oil and gas segment and power segment remained under pressure. Schlumberger’s share price declined for the period due to ongoing industry uncertainty around oil inventory surpluses and the prospect of a sustainable recovery in oil prices. Activity in the oil and gas services industry typically lags that of oil and gas producers and the current concerns around the sustainability of production activity has led to cautious sentiment around services companies. Schlumberger has continued to perform relatively well despite a challenging environment and we believe that it is uniquely well-positioned to benefit from the nascent oil price recovery.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,098.80	$4.44	$1,020.97	$4.28	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.97	$15.94	$17.02	$15.97		$12.64

Income from investment operations[a]:

Net investment income[b]	0.35	0.40	0.45	0.53	[c]	0.33

Net realized and unrealized gains (losses)	2.04	1.33	(0.54)	0.95		3.40

Total from investment operations	2.39	1.73	(0.09)	1.48		3.73

Less distributions from:

Net investment income	(1.03)	(0.46)	(0.61)	(0.43)		(0.40)

Net realized gains	(1.01)	(1.24)	(0.38)	—		—

Total distributions	(2.04)	(1.70)	(0.99)	(0.43)		(0.40)

Net asset value, end of year	$16.32	$15.97	$15.94	$17.02		$15.97

Total return[d]	16.15%	11.86%	(0.62)%	9.40%		29.96%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.59%	0.58%	0.57%		0.58%

Expenses net of waiver and payments by affiliates	0.59% [e]	0.59% [e,f]	0.58%	0.57%	[e]	0.58% [e]

Net investment income	2.21%	2.38%	2.74%	3.26%[c]		2.29%

Supplemental data

Net assets, end of year (000’s)	$35,865	$29,829	$144,663	$168,961		$175,860

Portfolio turnover rate	33.91%	40.59%[g]	48.81%	20.54%		35.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

FGI-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.69	$15.68	$16.76	$15.73		$12.46

Income from investment operations[a]:

Net investment income[b]	0.31	0.30	0.40	0.48	[c]	0.29

Net realized and unrealized gains (losses)	2.00	1.37	(0.54)	0.94		3.35

Total from investment operations	2.31	1.67	(0.14)	1.42		3.64

Less distributions from:

Net investment income	(0.97)	(0.42)	(0.56)	(0.39)		(0.37)

Net realized gains	(1.01)	(1.24)	(0.38)	—		—

Total distributions	(1.98)	(1.66)	(0.94)	(0.39)		(0.37)

Net asset value, end of year	$16.02	$15.69	$15.68	$16.76		$15.73

Total return[d]	15.85%	11.62%	(0.91)%	9.14%		29.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%	0.84%	0.83%	0.82%		0.83%

Expenses net of waiver and payments by affiliates	0.84% [e]	0.84% [e,f]	0.83%	0.82%	[e]	0.83% [e]

Net investment income	1.96%	2.13%	2.49%	3.01%[c]		2.04%

Supplemental data

Net assets, end of year (000’s)	$74,105	$69,474	$124,691	$138,191		$150,966

Portfolio turnover rate	33.91%	40.59% [g]	48.81%	20.54%		35.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Growth and Income VIP Fund
	Country	Shares	Value
Common Stocks 86.9%
Consumer Discretionary 4.3%
Comcast Corp., A	United States	22,000	$881,100
Las Vegas Sands Corp.	United States	12,700	882,523
Lowe’s Cos. Inc.	United States	11,748	1,091,859
Newell Brands Inc.	United States	30,919	955,397
Target Corp.	United States	13,380	873,045

			4,683,924

Consumer Staples 8.3%
Anheuser-Busch InBev SA/NV, ADR	Belgium	10,137	1,130,884
The Kraft Heinz Co.	United States	19,481	1,514,843
PepsiCo Inc.	United States	22,998	2,757,920
The Procter & Gamble Co.	United States	27,100	2,489,948
Wal-Mart Stores Inc.	United States	12,900	1,273,875

			9,167,470

Energy 8.7%
Anadarko Petroleum Corp.	United States	8,218	440,814
Chevron Corp.	United States	22,868	2,862,845
Exxon Mobil Corp.	United States	18,277	1,528,688
Occidental Petroleum Corp.	United States	15,500	1,141,730
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,113	1,275,028
Schlumberger Ltd.	United States	16,957	1,142,732
Suncor Energy Inc.	Canada	31,882	1,170,707

			9,562,544

Financials 20.4%
Arthur J. Gallagher & Co.	United States	17,166	1,086,264
Bank of America Corp.	United States	66,300	1,957,176
BB&T Corp.	United States	36,176	1,798,671
BlackRock Inc.	United States	5,361	2,753,999
The Charles Schwab Corp.	United States	4,703	241,593
JPMorgan Chase & Co.	United States	43,000	4,598,420
MetLife Inc.	United States	32,500	1,643,200
Morgan Stanley	United States	47,937	2,515,254
U.S. Bancorp	United States	43,355	2,322,961
Wells Fargo & Co.	United States	57,250	3,473,358

			22,390,896

Health Care 9.1%
Eli Lilly & Co.	United States	16,137	1,362,931
Johnson & Johnson	United States	7,265	1,015,066
Medtronic PLC	United States	26,181	2,114,115
Merck & Co. Inc.	United States	27,400	1,541,798
Pfizer Inc.	United States	60,963	2,208,080
UnitedHealth Group Inc.	United States	8,100	1,785,726

			10,027,716

Industrials 15.4%
Cummins Inc.	United States	10,969	1,937,564
Deere & Co.	United States	5,242	820,425
General Electric Co.	United States	112,332	1,960,193
Illinois Tool Works Inc.	United States	10,411	1,737,075
Lockheed Martin Corp.	United States	5,969	1,916,348
Norfolk Southern Corp.	United States	7,500	1,086,750
Raytheon Co.	United States	12,016	2,257,206

FGI-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	Republic Services Inc.	United States	27,180	$1,837,640
	Stanley Black & Decker Inc.	United States	7,432	1,261,136
	United Parcel Service Inc., B	United States	6,917	824,161
	United Technologies Corp.	United States	10,134	1,292,794

				16,931,292

	Information Technology 11.4%
	Apple Inc.	United States	10,532	1,782,331
	Broadcom Ltd.	United States	2,241	575,713
	Cisco Systems Inc.	United States	45,289	1,734,569
	Intel Corp.	United States	26,157	1,207,407
	Microsoft Corp.	United States	43,876	3,753,153
	Oracle Corp.	United States	27,629	1,306,299
	Texas Instruments Inc.	United States	20,796	2,171,934

				12,531,406

	Materials 4.3%
	BASF SE	Germany	12,837	1,412,964
	DowDuPont Inc.	United States	24,573	1,750,089
	International Paper Co.	United States	26,620	1,542,363

				4,705,416

	Real Estate 1.3%
	Host Hotels & Resorts Inc.	United States	74,141	1,471,699

	Telecommunication Services 2.0%
	Rogers Communications Inc., B	Canada	8,544	435,146
	TELUS Corp.	Canada	15,000	568,213
	Verizon Communications Inc.	United States	23,610	1,249,677

				2,253,036

	Utilities 1.7%
	Dominion Energy Inc.	United States	3,004	243,504
	Xcel Energy Inc.	United States	33,496	1,611,493
				1,854,997

	Total Common Stocks (Cost $63,812,518)			95,580,396

a	Equity-Linked Securities 8.0%
	Consumer Discretionary 1.2%
b	Deutsche Bank AG into Amazon.com Inc., 5.00%, 144A	United States	1,100	1,289,821

	Energy 1.2%
b	Citigroup Global Markets Holdings Inc. into Anadarko Petroleum Corp. , 6.00%, 144A	United States	17,000	897,202
b	Merrill Lynch International & Co. CV into Schlumberger Ltd., 7.00%, 144A	United States	6,000	413,258

				1,310,460

	Financials 2.0%
b	Deutsche Bank AG into Bank of America Corp., 6.50%, 144A	United States	44,000	1,193,896
b	UBS AG London into The Charles Schwab Corp., 6.50%, 144A	United States	20,000	1,028,997

				2,222,893

Annual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
a	Equity-Linked Securities (continued)
	Information Technology 3.6%
b	Barclays Bank PLC into Broadcom Ltd., 7.50%, 144A	United States	4,500	$1,104,345
b	Goldman Sachs International into Apple Inc., 6.00%, 144A	United States	7,000	1,151,571
b	UBS AG London into Intel Corp., 7.00%, 144A	United States	40,000	1,713,380

				3,969,296

	Total Equity-Linked Securities (Cost $8,401,041)			8,792,470

	Convertible Preferred Stocks 2.9%
	Health Care 1.1%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	22,000	1,273,800

	Utilities 1.8%
	NextEra Energy Inc., 6.371%, cvt. pfd	United States	28,277	1,967,513

	Total Convertible Preferred Stocks (Cost $2,585,809)			3,241,313

	Total Investments before Short Term Investments (Cost $74,799,368)			107,614,179

			Principal Amount
	Short Term Investments (Cost $2,277,825) 2.1%
	Repurchase Agreements 2.1%
[c]	Joint Repurchase Agreement, 1.377%, 1/02/18 (Maturity Value $2,278,173)
	BNP Paribas Securities Corp. (Maturity Value $371,365)
	Deutsche Bank Securities Inc. (Maturity Value $413,921)
	HSBC Securities (USA) Inc. (Maturity Value $1,485,460)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $7,427)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.98%, 7/27/18 -11/22/21; U.S. Treasury Note, 1.25% - 2.00%, 12/31/18 - 4/30/22; and U.S. Treasury Note, Index Linked, 0.125%, 4/15/18 (valued at $2,323,560)	United States	$2,277,825	2,277,825

	Total Investments (Cost $77,077,193) 99.9%			109,892,004
	Other Assets, less Liabilities 0.1%			77,194

	Net Assets 100.0%			$109,969,198

See Abbreviations on page FGI-21.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $8,792,470, representing 8.0% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

FGI-10	Annual Report	The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$74,799,368

Cost - Unaffiliated repurchase agreements	2,277,825
Value - Unaffiliated issuers	$107,614,179
Value - Unaffiliated repurchase agreements	2,277,825
Cash	3,922
Receivables:
Investment securities sold	167,583
Capital shares sold	13,188
Dividends	186,102
Other assets	12

Total assets	110,262,811

Liabilities:
Payables:
Capital shares redeemed	155,514
Management fees	45,817
Distribution fees	31,327
Reports to shareholders	28,755
Professional fees	30,443
Accrued expenses and other liabilities	1,757

Total liabilities	293,613

Net assets, at value	$109,969,198

Net assets consist of:
Paid-in capital	$71,837,393
Undistributed net investment income	2,575,264
Net unrealized appreciation (depreciation)	32,814,935
Accumulated net realized gain (loss)	2,741,606

Net assets, at value	$109,969,198

Class 1:
Net assets, at value	$35,864,582

Shares outstanding	2,197,376

Net asset value and maximum offering price per share	$16.32

Class 2:
Net assets, at value	$74,104,616

Shares outstanding	4,625,741

Net asset value and maximum offering price per share	$16.02

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Growth and Income VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,956,889
Interest:
Unaffiliated issuers	28,935

Total investment income	2,985,824

Expenses:
Management fees (Note 3a)	657,370
Distribution fees: (Note 3c)
Class 2	181,948
Custodian fees (Note 4)	1,256
Reports to shareholders	54,096
Professional fees	41,388
Trustees’ fees and expenses	457
Other	15,817

Total expenses	952,332
Expense reductions (Note 4)	(25)
Expenses waived/paid by affiliates (Note 3e)	(137,782)

Net expenses	814,525

Net investment income	2,171,299

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,241,910
Realized gain distributions from REITs	30,229
Foreign currency transactions	6,436

Net realized gain (loss)	3,278,575

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	10,407,960
Translation of other assets and liabilities denominated in foreign currencies	4,089

Net change in unrealized appreciation (depreciation)	10,412,049

Net realized and unrealized gain (loss)	13,690,624

Net increase (decrease) in net assets resulting from operations	$15,861,923

*Foreign taxes withheld on dividends	$35,986

FGI-12	Annual Report	The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$2,171,299	$5,508,394
Net realized gain (loss)	3,278,575	45,171,232
Net change in unrealized appreciation (depreciation)	10,412,049	(27,857,712)

Net increase (decrease) in net assets resulting from operations	15,861,923	22,821,914

Distributions to shareholders from:
Net investment income:
Class 1	(2,052,142)	(4,525,425)
Class 2	(4,282,950)	(3,230,836)
Net realized gains:
Class 1	(2,005,313)	(12,121,008)
Class 2	(4,458,397)	(9,525,503)

Total distributions to shareholders	(12,798,802)	(29,402,772)

Capital share transactions: (Note 2)
Class 1	5,020,919	(110,461,648)
Class 2	2,582,809	(53,009,745)

Total capital share transactions	7,603,728	(163,471,393)

Net increase (decrease) in net assets	10,666,849	(170,052,251)
Net assets:
Beginning of year	99,302,349	269,354,600

End of year	$109,969,198	$99,302,349

Undistributed net investment income included in net assets:
End of year	$2,575,264	$6,282,159

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

FGI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 29, 2017.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of

Annual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

d. Equity-Linked Securities (continued)

principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

FGI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	273,799	$4,396,906	1,575,501	$23,479,446
Shares issued in reinvestment of distributions	272,130	4,057,455	1,140,948	16,646,433
Shares redeemed in-kind (Note 8)	—	—	(8,891,023)	(134,564,738)
Shares redeemed	(216,463)	(3,433,442)	(1,034,562)	(16,022,789)

Net increase (decrease)	329,466	$5,020,919	(7,209,136)	$(110,461,648)

Class 2 Shares:
Shares sold	304,558	$4,865,372	781,106	$11,854,554
Shares issued in reinvestment of distributions	596,679	8,741,347	888,944	12,756,339
Shares redeemed in-kind (Note 8)	—	—	(4,019,533)	(59,794,978)
Shares redeemed	(704,129)	(11,023,910)	(1,173,608)	(17,825,660)

Net increase (decrease)	197,108	$2,582,809	(3,523,091)	$(53,009,745)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.617% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.64% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

In addition, Advisers has voluntarily agreed to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.59% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations). This waiver is voluntary and may be modified or discontinued by Advisers at any time, and without further notice.

FGI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,912,641	$7,756,261
Long term capital gain	4,886,161	21,646,511

	$12,798,802	$29,402,772

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$77,184,218

Unrealized appreciation	$33,958,240
Unrealized depreciation	(1,250,454)

Net unrealized appreciation (depreciation)	$32,707,786

Undistributed ordinary income	$2,653,517
Undistributed long term capital gains	2,830,418

Distributable earnings	$5,483,935

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of equity-linked securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $34,926,744 and $36,166,788, respectively.

7. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Annual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $38,040,305 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$98,821,709	$—	$—	$98,821,709
Equity-Linked Securities	—	8,792,470	—	8,792,470
Short Term Investments	—	2,277,825	—	2,277,825

Total Investments in Securities	$98,821,709	$11,070,295	$—	$109,892,004

aFor detailed categories, see the accompanying Statement of Investments. bIncludes common and convertible preferred stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FGI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report	FGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Growth and Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Growth and Income VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FGI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth and Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,886,161 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 30.41% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Annual Report	FGI-23

This page intentionally left blank.

Franklin Income VIP Fund

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+9.67%	+6.74%	+5.56%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays US Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, posted a +21.83% total return, and its fixed income benchmark, the Bloomberg Barclays US Aggregate Bond Index, produced a +3.54% total return for the same period.1

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.2 Monthly retail sales were volatile but

Portfolio Composition

12/31/17

% of Total Net Assets
Equity*	56.6%
Energy	9.9%
Information Technology	7.6%
Financials	7.6%
Health Care	6.6%
Industrials	5.7%
Utilities	5.4%
Materials	4.2%
Consumer Discretionary	4.1%
Consumer Staples	3.7%
Telecommunication Services	1.3%
Real Estate	0.5%
Fixed Income	36.4%
Health Care	9.1%
Energy	7.0%
Consumer Discretionary	5.3%
Financials	3.1%
Utilities	2.8%
Information Technology	2.7%
Telecommunication Services	2.1%
Industrials	1.9%
Materials	1.6%
Consumer Staples	0.4%
Real Estate	0.4%
Short-Term Investments & Other Net Assets	7.0%

*Includes convertible bonds.

positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet

.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FI-2	Annual Report

FRANKLIN INCOME VIP FUND

reduction would increase from $10 billion to $20 billion beginning in January 2018.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June amid renewed optimism for improvement in economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October and strong economic data also pushed the yield higher. However, several factors weighed on the Treasury yield at certain points during the period, including tensions between the US and North Korea; uncertainty on whether the Fed would raise rates in December 2017; and the appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair. Near period-end, the Senate’s approval of a budget plan and the subsequent passage of the tax bill drove the yield higher. Overall, the 10-year Treasury yield declined from 2.45% at the beginning of the period to 2.40% at period-end.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the 12 months under review, as we actively continued to manage the Fund’s multi-asset strategy, our portfolio decisions were made in relation to other opportunities available to us, with a focus on individual security selection. Our view has been that the investment performance of securities within the Fund should be driven primarily by company-specific initiatives and opportunities, and secondarily by broader market or interest-rate movements. We strategically reduced our equity weighting from 59.1% to 56.6% and increased our fixed income weighting from 35.2% to 36.4%. The Fund’s cash position increased from 5.7% to 7.0% of total net assets.

Top Five Equity Holdings

12/31/17

Company Sector/Industry	% of Total Net Assets
Royal Dutch Shell PLC Energy	3.3%
Apple Inc. Information Technology	2.9%
Wells Fargo & Co. Financials	2.5%
Chevron Corp. Energy	2.2%
General Electric Co. Industrials	2.0%

Within equity, all sectors represented in the Fund’s portfolio delivered positive returns, with the largest contributions to absolute performance coming from information technology (IT), materials and financials.

In the IT sector, consumer electronics company Apple, software firm Microsoft and semiconductor manufacturer Intel drove performance. Microsoft continued to show positive results as it capitalized on many companies’ growing IT budgets. Apple reported robust earnings and cash flow generation from a strong product cycle, with many customers pleased with the new iPhone features. Additionally, the company’s high-margin services business continues to grow. Intel benefited from investments and acquisitions in growth areas outside of its core personal computer (PC) segment, while PC data improved in the latter part of 2017. Furthermore, in our assessment, the company has a relatively inexpensive valuation, strong free cash flow generation and a greater focus on cost reduction.

In materials, DowDuPont and Rio Tinto were meaningful contributors. DowDuPont, a developer of specialty materials, chemicals and agricultural products, benefited from its plan to split the recently combined Dow Chemical and DuPont businesses into three segments, each well positioned in our view and focused on specific markets. The split is projected to occur in 2019, with the expected greater efficiency and cash flow expected to create value for shareholders. Shares of Rio Tinto, a mining and mineral processing firm, benefited from higher prices in iron ore, copper and aluminum, while cost reductions and reduced working capital demands significantly improved cash flow.

In the financials sector, large banks JPMorgan Chase, Bank of America and Wells Fargo significantly contributed to Fund performance. These companies reported accelerating earnings amid an improving economy and higher interest rates, and their

Annual Report	FI-3

FRANKLIN INCOME VIP FUND

strong capital positions enabled compelling share repurchases and buybacks.

Other sectors that delivered strong results included health care and energy. The Fund’s health care holdings generally benefited from positive drug pipeline results and modestly higher drug prices. The energy sector, specifically the Fund’s holdings in large integrated oil companies, benefited from lower capital spending and growing oil demand, which improved their cash flow outlook and reduced many investors’ prior concerns about potential dividend cuts. In the energy sector, UK-listed Royal Dutch Shell reported positive earnings results following the successful acquisition and integration of BG Group. The acquisition diversified its business and provided additional growth prospects, while efforts to reduce costs and sell non-core assets resulted in higher cash generation.

Another key individual contributor was equipment manufacturer Deere. After a multi-year decline in demand for agriculture equipment, Deere’s earnings improved in 2017. Channel inventory improved and pricing became attractive as end-market demand grew. Deere also made an acquisition that could potentially provide the company with new capabilities and growth opportunities in infrastructure and roadbuilding, in our view.

In contrast, several companies detracted from the Fund’s performance during the period under review. Shares of industrial conglomerate General Electric were significantly impacted by the company’s weaker-than-expected free cash flow profile, which culminated in a dividend reduction in late 2017. The company’s health care and aviation segments continue to perform well, while its oil and gas segment and power segment remained under pressure. Utility company PG&E’s shares were negatively affected by investor concerns that the company would be required to pay damages stemming from the tragic fires in Northern California. Shares of independent oil and gas explorer and producer Anadarko Petroleum and oilfield services provider Baker Hughes were impacted by low oil prices for most of 2017, which hurt energy production and the need for oilfield services. Separately, Anadarko Petroleum was also impacted by an accident in Colorado. Israel-based generic drug manufacturer Teva Pharmaceutical Industries was negatively impacted by softer sales volume and pricing, while its heavy debt load added to investor concerns.3 Multiline retailer Target reduced its

Top Five Fixed Income Holdings

and Senior Floating Rate Interests*

12/31/17

Company Sector/Industry	% of Total Net Assets
CHS/Community Health Systems Inc. Health Care	3.3%
Chesapeake Energy Corp. Energy	2.3%
Tenet Healthcare Corp. Health Care	1.9%
Weatherford International Ltd. Energy	1.8%
DISH DBS Corp. Consumer Discretionary	1.4%

*Does not include convertible bonds.

earnings outlook as a result of its decisions to invest more heavily in lower prices and additional e-commerce capabilities.

Smaller detractors from Fund performance included semiconductor manufacturer QUALCOMM,3 the IT sector’s lone detractor, as well as consumer goods manufacturer Newell Brands, oilfield services provider Schlumberger3 and specialty pharmaceuticals manufacturer Allergan.

Within fixed income, energy was our strongest performing sector during the period, as the price of oil increased with a meaningful move over the last three months of the year. We added to our exposure to both Chesapeake Energy and Weatherford International, as we shifted our overall energy exposure from equities to fixed income. Both names were meaningful positions that contributed to performance. During the period, both Chesapeake and Weatherford benefited from their ability to access the capital markets to pay down debt with Chesapeake also selling some non-core assets to address near-term maturities while improving its overall credit profile during the period. Bonds for one of our top performing energy companies in the fixed income sector, Bill Barrett, rallied after the company entered a strategic combination with Fifth Creek Energy,4 while reducing some of its debt by converting it to equity and also tapping the equity market for additional capital to bolster its liquidity profile for potential future spending.

3. Not held at period-end.

4. Not a Fund holding.

FI-4	Annual Report

FRANKLIN INCOME VIP FUND

The banking industry was also a top performer for us within fixed income.5 Banks benefited from strong credit quality and excess capital, as well as elevated confidence levels from their management teams that pointed to the very favorable credit environment. The Fund focused on large liquid banks that we believe would continue to benefit from the benign credit environment with a focus on securities down in the capital structure, as we continued to view the fundamental backdrop for the banking industry in a positive light. Positions in JPMorgan, Citigroup and Bank of America all continued to benefit from excess capital levels, solid credit quality, and improving net interest margins as interest rates began to move higher. Citigroup was a top contributor overall to the Fund, as the debt was undervalued during the beginning of the period and rallied.

The electric utility industry also performed well during the period, due to expectations of better pricing that might come from regulatory changes.6 Mergers and acquisitions, as well as consolidation, also shifted sentiment during the period and seemed to give investors more confidence regarding valuations and the longer term outlook.

Consumer non-cyclicals were also a contributor to performance due to meaningful exposure to both Valeant Pharmaceuticals and Tenet Healthcare.7 Valeant’s financial results were strong throughout the entire year, beating expectations in each of the four quarters. Market sentiment continued to improve as some of its core business segments, such as Salix and Bausch & Lomb, displayed stability and potential for future growth, in our view. The company also redeemed some of its bonds at premiums to par. Tenet performed well as it became clear that a large portion of the Affordable Care Act would remain in place, a positive for hospitals and other health care facilities. It also took steps toward becoming the premier operator of surgery centers, a sub-segment of healthcare positioned to benefit from the shift to lower cost care settings. The strong performance from both Valeant and Tenet were offset by weaker performance from CHS/Community Health Systems, which was our biggest detractor for the Fund during the period. Community Health posted two quarters of weak results while in the process of divesting hospitals to focus on a more core set of facilities. Investors also became concerned about some of the company’s near-term maturities. We remained confident during the period that the company has a path to refinancing those maturities and were encouraged by the company’s success in selling facilities at robust valuations and using the proceeds to reduce debt.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Banking holdings are in financials in the fixed income section of the SOI.

6. Electric utility holdings are in utilities in the fixed income section of the SOI.

7. Consumer non-cyclical holdings are in consumer staples and health care in the fixed income section of the SOI.

Annual Report	FI-5

FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,052.70	$3.62	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FI-6	Annual Report

FI SA1 07/17

SUPPLEMENT DATED JULY 18, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

OF

FRANKLIN INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

The following bullet point is added as the last bullet point under the heading “The Funds – Goals, Additional Strategies and Risks – Franklin Income VIP Fund:”

•	buy and sell exchange-traded options on indexes that measure stock volatility, such as the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®)

Please keep this supplement with your Statement of Additional Information for future reference.

FI-7

VIP SAI-1 12/17

SUPPLEMENT DATED DECEMBER 7, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

OF

FRANKLIN INCOME VIP FUND

(A series Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I. The following replaces the thirteenth bullet in the list of bullet points under the “The Funds – Goals, Additional Strategies and Risks – Additional Strategies – Franklin Income VIP Fund” heading in the SAI:

•	invest in equity-linked notes, including up to 2% of the Fund’s assets in equity-linked notes on commodity-linked ETFs

II. The following is added to the list of bullet points under the “The Funds – Goals, Additional Strategies and Risks – Additional Strategies – Franklin Income VIP Fund” heading in the SAI:

•	buy and sell ETFs and options on ETFs

III. The following is added to the “Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Commodity-linked instruments Commodity-linked instruments are designed to provide exposure to the price movements of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

Obtaining exposure to the price movements of physical commodities through commodity-linked instruments presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Commodity-linked notes The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), a commodity-based ETF or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which the Fund invests are typically issued by a bank or other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. A typical note may have the following characteristics:

•	Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.
•	Maturity: Commodity-Linked Notes (12-18 months)
•	Purchase Price: The Fund purchases a note at a specified face value, for example $100 or $1,000.
•	Payment Characteristics: The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the

FI-8	Annual Report

underlying commodity, for example heating oil, a commodity index (e.g., the S&P GSCI) or commodity-linked ETF (e.g., the SPDR® Gold Shares ETF).

•	“Put” and Automatic Redemption Features: The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a level specified under the terms of the note. The Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, the Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

Please keep this supplement with your Statement of Additional Information for future reference.

Annual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.87	$14.64	$16.48	$16.53	$15.47

Income from investment operations[a]:

Net investment income[b]	0.69	0.67	0.71	0.72	0.81

Net realized and unrealized gains (losses)	0.87	1.34	(1.78)	0.11	1.31

Total from investment operations	1.56	2.01	(1.07)	0.83	2.12

Less distributions from net investment income	(0.71)	(0.78)	(0.77)	(0.88)	(1.06)
Net asset value, end of year	$16.72	$15.87	$14.64	$16.48	$16.53

Total return[c]	9.94%	14.33%	(6.84)%	4.92%	14.18%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.47%	0.47%	0.46%	0.47%	0.47%

Expenses net of waiver and payments by affiliates[d]	0.45%	0.44%	0.46% [e]	0.47%	0.47%

Net investment income	4.22%	4.47%	4.47%	4.26%	5.07%

Supplemental data

Net assets, end of year (000’s)	$735,149	$696,227	$604,228	$714,664	$695,004

Portfolio turnover rate	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.38	$14.20	$16.00	$16.07	$15.07

Income from investment operations[a]:

Net investment income[b]	0.63	0.61	0.65	0.66	0.75

Net realized and unrealized gains (losses)	0.83	1.31	(1.73)	0.11	1.27

Total from investment operations	1.46	1.92	(1.08)	0.77	2.02

Less distributions from net investment income	(0.67)	(0.74)	(0.72)	(0.84)	(1.02)

Net asset value, end of year	$16.17	$15.38	$14.20	$16.00	$16.07

Total return[c]	9.67%	14.02%	(7.05)%	4.62%	13.94%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.72%	0.71%	0.72%	0.72%

Expenses net of waiver and payments by affiliates[d]	0.70%	0.69%	0.71% [e]	0.72%	0.72%

Net investment income	3.97%	4.22%	4.22%	4.01%	4.82%

Supplemental data

Net assets, end of year (000’s)	$5,041,498	$5,088,556	$4,907,599	$6,022,804	$6,188,045

Portfolio turnover rate	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.71	$14.49	$16.31	$16.36	$15.32

Income from investment operations[a]:

Net investment income[b]	0.62	0.61	0.65	0.66	0.75

Net realized and unrealized gains (losses)	0.85	1.33	(1.76)	0.11	1.30

Total from investment operations	1.47	1.94	(1.11)	0.77	2.05

Less distributions from net investment income	(0.65)	(0.72)	(0.71)	(0.82)	(1.01)

Net asset value, end of year	$16.53	$15.71	$14.49	$16.31	$16.36

Total return[c]	9.55%	13.87%	(7.15)%	4.52%	13.85%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.81%	0.82%	0.82%

Expenses net of waiver and payments by affiliates[d]	0.80%	0.79%	0.81% [e]	0.82%	0.82%

Net investment income	3.87%	4.12%	4.12%	3.91%	4.72%

Supplemental data

Net assets, end of year (000’s)	$335,217	$309,935	$306,023	$378,545	$397,652

Portfolio turnover rate	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Income VIP Fund
		Country	Shares	Value
	Common Stocks 49.2%
	Consumer Discretionary 4.0%
	Ford Motor Co.	United States	7,138,995	$89,166,048
	General Motors Co.	United States	1,000,000	40,990,000
	Newell Brands Inc.	United States	300,000	9,270,000
	Target Corp.	United States	1,639,100	106,951,275

				246,377,323

	Consumer Staples 3.7%
a	Anheuser-Busch InBev SA/NV, ADR	Belgium	505,000	56,337,800
a	The Coca-Cola Co.	United States	1,325,000	60,791,000
	PepsiCo Inc.	United States	584,000	70,033,280
	Philip Morris International Inc.	United States	350,000	36,977,500

				224,139,580

	Energy 9.4%
	Anadarko Petroleum Corp.	United States	600,000	32,184,000
	Baker Hughes a GE Co., A	United States	725,000	22,939,000
	BP PLC, ADR	United Kingdom	1,800,000	75,654,000
a	Chevron Corp.	United States	1,055,000	132,075,450
b	Energy XXI Gulf Coast Inc.	United States	215,000	1,234,100
	Exxon Mobil Corp.	United States	300,000	25,092,000
	Halliburton Co.	United States	500,000	24,435,000
	Occidental Petroleum Corp.	United States	436,000	32,115,760
	Royal Dutch Shell PLC, A, ADR	United Kingdom	3,021,748	201,580,809
b	Stone Energy Corp.	United States	544,906	17,524,177
b	Weatherford International PLC	United States	2,500,000	10,425,000

				575,259,296

	Financials 6.3%
	Bank of America Corp.	United States	800,000	23,616,000
	HSBC Holdings PLC	United Kingdom	3,500,000	36,248,104
	JPMorgan Chase & Co.	United States	690,100	73,799,294
	MetLife Inc.	United States	1,245,108	62,952,661
	U.S. Bancorp.	United States	1,000,000	53,580,000
	Wells Fargo & Co.	United States	2,200,000	133,474,000

				383,670,059

	Health Care 6.0%
	AstraZeneca PLC	United Kingdom	750,000	51,867,409
	Eli Lilly & Co.	United States	300,000	25,338,000
	Medtronic PLC	United States	400,000	32,300,000
	Merck & Co. Inc.	United States	806,100	45,359,247
b	Mylan NV	United States	628,000	26,570,680
	Pfizer Inc.	United States	2,638,975	95,583,675
	Roche Holding AG	Switzerland	136,500	34,533,022
	Sanofi, ADR	France	1,208,292	51,956,556

				363,508,589

	Industrials 4.4%
b	CEVA Holdings LLC	United States	13,012	5,855,517
	Deere & Co.	United States	240,000	37,562,400
	General Electric Co.	United States	7,100,000	123,895,000
	Republic Services Inc.	United States	527,300	35,650,753
	Union Pacific Corp.	United States	500,000	67,050,000

				270,013,670

Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Information Technology 4.6%
a	Apple Inc.	United States	645,317	$109,206,996
a	Intel Corp.	United States	1,207,000	55,715,120
	Microsoft Corp.	United States	1,000,000	85,540,000
	Oracle Corp.	United States	700,632	33,125,881

				283,587,997

	Materials 4.2%
	BASF SE	Germany	387,500	42,651,992
	DowDuPont Inc.	United States	1,700,000	121,074,000
	Rio Tinto PLC, ADR	United Kingdom	1,800,000	95,274,000

				258,999,992

	Real Estate 0.5%
	Host Hotels & Resorts Inc.	United States	1,500,000	29,775,000

	Telecommunication Services 1.3%
	BCE Inc.	Canada	466,000	22,382,531
	Verizon Communications Inc.	United States	1,075,000	56,899,750

				79,282,281

	Utilities 4.8%
	Dominion Energy Inc.	United States	1,101,638	89,298,776
	Duke Energy Corp.	United States	702,500	59,087,275
	Great Plains Energy Inc.	United States	777,900	25,079,496
	PG&E Corp.	United States	650,000	29,139,500
	Sempra Energy	United States	368,300	39,378,636
	The Southern Co.	United States	1,062,100	51,076,389

				293,060,072

	Total Common Stocks (Cost $2,386,400,967)			3,007,673,859

c	Equity-Linked Securities 4.2%
	Industrials 1.2%
d	Morgan Stanley into Deere & Co., 6.00%, 144A	United States	550,000	69,023,294

	Information Technology 3.0%
d	Deutsche Bank AG/London into Apple Inc., 6.00%, 144A	United States	410,000	67,130,864
d	Goldman Sachs International into Analog Devices Inc., 6.50%, 144A	United States	570,000	49,833,286
d	Goldman Sachs International into Intel Corp., 6.00%, 144A	United States	1,700,000	67,509,674

				184,473,824

	Total Equity-Linked Securities (Cost $231,228,000)			253,497,118

	Convertible Preferred Stocks 2.1%
	Financials 1.3%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600	45,637,400
b	FNMA, 5.375%, cvt. pfd	United States	475	12,824,050
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	15,000	19,649,850

				78,111,300
	Health Care 0.1%
	Allergan PLC, 5.50%, cvt. pfd	United States	9,500	5,569,375

	Industrials 0.1%
b	CEVA Holdings LLC, cvt. pfd., A-1	United States	397	242,170
b	CEVA Holdings LLC, cvt. pfd., A-2	United States	14,711	6,619,905

				6,862,075

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares		Value
	Convertible Preferred Stocks (continued)
	Utilities 0.6%
	NextEra Energy Inc., 6.371%, cvt. pfd	United States	500,000		$34,790,000

	Total Convertible Preferred Stocks (Cost $131,976,419)				125,332,750

			Principal Amount	*
	Convertible Bonds 1.1%
	Energy 0.5%
d	Chesapeake Energy Corp., cvt., senior note, 144A, 5.50%, 9/15/26	United States	10,000,000		9,156,250
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000		23,897,500

					33,053,750

	Health Care 0.6%
d	Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	34,044,627
	Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	2,500,000		2,437,500

					36,482,127

	Total Convertible Bonds (Cost $59,917,314)				69,535,877

	Corporate Bonds 32.7%
	Consumer Discretionary 3.9%
d	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	6,300,000		6,189,750
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	10,000,000		10,250,000
	senior bond, 5.75%, 1/15/24	United States	9,000,000		9,292,500
	[d] senior bond, 144A, 5.00%, 2/01/28	United States	5,000,000		4,887,500
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	35,000,000		33,381,250
	senior note, 5.875%, 7/15/22	United States	40,000,000		40,350,000
	senior note, 5.875%, 11/15/24	United States	9,400,000		9,176,750
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	11,300,000		11,854,717
	iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	23,000,000		17,192,500
d	International Game Technology PLC, senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000		9,190,625
	KB Home, senior bond, 7.50%, 9/15/22	United States	6,500,000		7,426,250
d	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000		1,792,500
d	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000		10,450,000
	senior note, 144A, 5.875%, 4/01/23	United States	5,000,000		5,212,500
d	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	7,500,000		7,950,000
d	Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	10,000,000		9,587,500
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	3,000,000		3,168,750
d	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	10,000,000		10,000,000
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000		6,979,350
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000		7,210,000
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	7,500,000		7,743,750
d	Ziggo Secured Finance BV, secured bond, 144A, 5.50%, 1/15/27	Netherlands	7,500,000		7,509,375

					236,795,567

	Consumer Staples 0.2%
d	JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	12,500,000		12,765,625

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy 6.8%
d	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	25,000,000	$26,937,500
	Bill Barrett Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	18,363,004
	senior note, 8.75%, 6/15/25	United States	23,400,000	25,974,000
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	13,500,000	13,500,000
	Chesapeake Energy Corp.,
	[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	29,388,000	31,812,510
	senior bond, 6.125%, 2/15/21	United States	16,000,000	16,280,000
	[d] senior bond, 144A, 8.00%, 6/15/27	United States	26,000,000	25,025,000
	senior note, 5.375%, 6/15/21	United States	11,045,000	10,713,650
	senior note, 4.875%, 4/15/22	United States	5,000,000	4,762,500
	senior note, 5.75%, 3/15/23	United States	5,000,000	4,650,000
	[d] senior note, 144A, 8.00%, 1/15/25	United States	21,500,000	21,741,875
	[e] senior note, FRN, 4.609%, (3-month USD LIBOR + 3.25%), 4/15/19	United States	14,000,000	14,000,000
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.50%, 5/01/21	United States	9,500,000	8,941,875
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	22,000,000	28,465,821
	[d] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	7,000,000	7,736,961
d	McDermott International Inc., secured note, second lien, 144A, 8.00%, 5/01/21	United States	17,592,000	18,169,897
f	Petroquest Energy Inc., secured note, second lien, PIK, 10.00%, 2/15/21	United States	1,582,920	1,210,934
	Rex Energy Corp., second lien, 8.00%, 10/01/20	United States	5,000,000	1,950,000
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	27,000,000	25,515,000
	Stone Energy Corp., senior note, 7.50%, 5/31/22	United States	6,452,837	6,565,762
d,f	W&T Offshore Inc.,
	secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	10,885,862	10,423,213
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	9,707,248	7,542,322
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	17,500,000	17,521,000
	senior note, 7.75%, 6/15/21	United States	30,000,000	30,693,750
	senior note, 4.50%, 4/15/22	United States	11,900,000	10,829,000
	senior note, 8.25%, 6/15/23	United States	27,500,000	27,843,750

				417,169,324

	Financials 3.1%
g	Bank of America Corp.,
	junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,790,000
	junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,068,750
	junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	6,000,000	6,106,500
	junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,637,800
g	Citigroup Inc.,
	junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	10,237,500
	junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	13,343,750
	junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,792,500
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	18,018,000
	junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,968,750
	junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	10,468,750
g	JPMorgan Chase & Co.,
	junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	40,000,000	40,550,000
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,448,160
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,186,300

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Financials (continued)
g	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	$7,592,000
d	OneMain Financial Holdings Inc.,
	senior note, 144A, 6.75%, 12/15/19	United States	6,000,000	6,199,800
	senior note, 144A, 7.25%, 12/15/21	United States	5,000,000	5,199,125
	[g] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,600,000	8,139,220

				190,746,905

	Health Care 8.7%
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	91,695,000	78,169,987
	senior note, 7.125%, 7/15/20	United States	35,000,000	26,337,500
	senior note, 6.875%, 2/01/22	United States	107,900,000	62,582,000
	senior secured note, 5.125%, 8/01/21	United States	3,000,000	2,715,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	35,000,000	31,675,000
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	5,000,000	5,059,375
	senior bond, 5.00%, 5/01/25	United States	4,000,000	4,008,800
d	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	7,800,000
	senior note, 144A, 6.00%, 7/15/23	United States	15,000,000	11,850,000
d	Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	22,500,000	18,843,750
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	8,025,000
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,187,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,842,000
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	9,000,000	9,000,000
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	5,000,000	3,950,000
d	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 5.75%, 8/01/22	United States	24,200,000	22,082,500
	senior note, 144A, 5.625%, 10/15/23	United States	14,300,000	12,226,500
	senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	8,200,000
	Tenet Healthcare Corp.,
	[d] secured note, second lien, 144A, 5.125%, 5/01/25	United States	2,500,000	2,446,875
	senior note, 8.125%, 4/01/22	United States	56,000,000	57,190,000
	[h] senior note, 6.75%, 6/15/23	United States	58,200,000	56,672,250
d	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	4,589,000	4,646,363
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	8,636,250
	senior note, 144A, 5.375%, 3/15/20	United States	23,559,000	23,706,244
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	11,609,375
	senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	5,223,500
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,826,250
	senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,157,500

				529,669,519

	Industrials 1.1%
d	Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	5,000,000	4,925,000
d,f	CEVA Group PLC, senior secured note, first lien, PIK, 144A, 9.00%, 9/01/20	United Kingdom	13,230,336	13,495,864
d	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	4,400,000	4,972,000
	TransDigm Inc., senior sub. note, 6.00%, 7/15/22	United States	7,200,000	7,380,000
d	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	11,000,000	10,917,500

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Industrials (continued)
d	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	22,980,000	$24,071,550

				65,761,914

	Information Technology 2.5%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	16,685,625
d	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,437,500
d	Dell International LLC/EMC Corp.,
	senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	12,500,000	13,034,163
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	22,824,523
d	First Data Corp.,
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	5,000,000	5,211,250
	senior note, 144A, 7.00%, 12/01/23	United States	25,000,000	26,500,000
	NCR Corp.,
	senior note, 5.00%, 7/15/22	United States	5,500,000	5,623,750
	senior note, 6.375%, 12/15/23	United States	7,000,000	7,350,000
	Western Digital Corp.,
	senior note, 10.50%, 4/01/24	United States	30,000,000	34,837,500
	[d] senior secured note, 144A, 7.375%, 4/01/23	United States	10,000,000	10,812,500

				153,316,811

	Materials 1.6%
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 7.25%, 5/15/24	Luxembourg	8,300,000	9,067,750
d	BWAY Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	10,425,000
	senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	23,805,000
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	15,569,799
d	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 4.75%, 5/15/22	Australia	3,600,000	3,651,012
	senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,855,641
	senior secured note, 144A, 9.75%, 3/01/22	Australia	27,000,000	30,037,500

				99,411,702

	Real Estate 0.4%
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	16,500,000	17,696,250
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	3,000,000	3,052,500
	iStar Inc., senior note, 5.00%, 7/01/19	United States	3,500,000	3,519,687

				24,268,437

	Telecommunication Services 2.0%
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	13,500,000	14,158,125
	Sprint Communications Inc.,
	senior bond, 11.50%, 11/15/21	United States	30,000,000	36,375,000
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,968,750
	[d] senior note, 144A, 9.00%, 11/15/18	United States	11,900,000	12,540,815
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000	40,031,250
	senior bond, 7.125%, 6/15/24	United States	8,200,000	8,364,000

				119,437,940

FI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 2.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	22,000,000	$20,982,500
	senior note, 5.375%, 1/15/23	United States	20,000,000	19,550,000
	senior note, 5.50%, 2/01/24	United States	16,375,000	15,720,000
	Dynegy Inc.,
	senior note, 6.75%, 11/01/19	United States	32,494,000	33,468,820
	senior note, 7.375%, 11/01/22	United States	20,000,000	21,150,000
	senior note, 5.875%, 6/01/23	United States	8,000,000	8,140,000
	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	6,600,000	5,659,500
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	24,349,125

				149,019,945

	Total Corporate Bonds (Cost $1,945,753,606)			1,998,363,689

e,i	Senior Floating Rate Interests 3.7%
	Consumer Discretionary 1.4%
	24 Hour Fitness Worldwide Inc., Term Loan, 5.443%, (LIBOR + 3.75%), 5/28/21.	United States	4,476,804	4,483,331
	Academy Ltd., Initial Term Loan, 5.495% - 5.569%, (LIBOR + 4.00%), 7/02/22	United States	1,579,812	1,248,052
	Belk Inc., Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	24,545,775	20,153,112
	BJ’s Wholesale Club Inc.,
	Second Lien Initial Term Loans, 8.953%, (LIBOR + 7.50%), 3/24/25	United States	6,000,000	5,871,252
	Tranche B Term Loans, 4.953%, (LIBOR + 3.50%), 3/27/24	United States	10,972,431	10,810,961
	iHeartCommunications Inc.,
	Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	45,864,664	34,608,695
	Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	13,142,769	9,884,453

				87,059,856

	Consumer Staples 0.2%
	Almonde Inc., Dollar Term Loan, 4.979%, (LIBOR + 3.50%), 6/13/24	United States	14,962,500	15,021,767

	Energy 0.2%
	W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	10,752,500

	Health Care 0.4%
	Community Health Systems Inc., 2021 Term H Loans, 4.479%, (LIBOR + 3.00%), 1/15/21	United States	6,570,898	6,276,574
	Vizient Inc., Term B-3 Loans, 5.069%, (LIBOR + 3.50%), 5/02/24	United States	16,420,588	16,504,399

				22,780,973

	Industrials 0.8%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, (LIBOR + 5.50%), 3/19/21	United Kingdom	4,865,761	4,649,843
	CEVA Intercompany BV, Dutch BV Term Loan, 6.878%, (LIBOR + 5.50%), 3/19/21	United Kingdom	4,938,748	4,719,590
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.878%, (LIBOR + 5.50%), 3/19/21	Canada	851,508	813,723
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.878%, (LIBOR + 5.50%), 3/19/21	United Kingdom	6,812,065	6,509,780
	Commercial Barge Line Co., Initial Term Loan, 10.319%, (LIBOR + 8.75%), 11/12/20	United States	9,125,000	5,218,359
	Navistar Inc., Tranche B Term Loan, 4.90%, (LIBOR + 3.50%), 11/06/24	United States	1,000,000	1,005,938
	Vertiv Group Corp., Term B Loans, 5.35%, (LIBOR + 4.00%), 11/30/23	United States	8,574,569	8,587,963
	West Corp., Term B Loans, 5.35%, (LIBOR + 4.00%), 10/10/24	United States	17,637,669	17,724,640

				49,229,836

Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
[e,i]	Senior Floating Rate Interests (continued)
	Information Technology 0.2%
	MH Sub I LLC and Micro Holding Corp.,
	Amendment No. 2 Initial Term Loan, 5.338%, (LIBOR + 3.75%), 9/15/24	United States	4,987,500	$5,006,647
	Second Lien Initial Term Loan, 9.088%, (LIBOR + 7.50%), 9/15/25	United States	5,000,000	5,034,375

				10,041,022

	Telecommunication Services 0.1%
j	Securus Technologies Holdings Inc., Second Lien Initial Loan, 9.873%, (LIBOR + 8.25%), 11/01/25	United States	6,000,000	6,072,498

	Utilities 0.4%
j	Intergen NV, Term Advance, 6.07%, (LIBOR + 4.50%), 6/13/20	Netherlands	12,068,131	12,090,759
	Talen Energy Supply LLC,
	Term B-1 Loans, 5.569%, (LIBOR + 4.00%), 7/15/23	United States	5,955,000	6,013,311
	Tranche B-2 Term Loan, 5.569%, (LIBOR + 4.00%), 4/13/24	United States	7,928,000	7,975,077

				26,079,147

	Total Senior Floating Rate Interests (Cost $244,303,063)			227,037,599

			Shares
	Escrows and Litigation Trusts 0.0%
b,k	Impax Laboratories Inc., Escrow Account	United States	2,500,000	—
b,k	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Escrows and Litigation Trusts (Cost $62,602)			—

		Number of Contracts	Notional Amount*
	Options Purchased (Cost $2,247,000) 0.0%†
	Calls - Exchange-Traded
	CBOE SPX Volatility Index, February Strike Price $15, Expires 2/14/18	10,000	1,000,000	1,100,000

	Total Investments before Short Term Investments (Cost $5,001,888,971)			5,682,540,892

		Country	Shares
	Short Term Investments 5.8%
	Money Market Funds (Cost $351,784,455) 5.8%
l,m	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	United States	351,784,455	351,784,455

n	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds (Cost $1,040,000) 0.0%†
l,m	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	United States	1,040,000	1,040,000

FI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Repurchase Agreement (Cost $260,765) 0.0%†
o	Joint Repurchase Agreement, 1.38%, 1/02/18 (Maturity Value $260,805)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury Bond, 8.13%, 5/15/21; U.S. Treasury Note, 1.13%, 8/31/21; [e]U.S. Treasury Note, FRN, 1.51%, 7/31/19; U.S. Treasury, Strip, 2/15/18 - 5/15/22 (Valued at $265,981)	United States	260,765	$260,765

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,300,765)			1,300,765

	Total Investments (Cost $5,354,974,191) 98.8%			6,035,626,112
	Options Written (0.0)%†			(1,934,000)
	Other Assets, less Liabilities 1.2%			78,171,602

	Net Assets 100.0%			$6,111,863,714

		Number of Contracts	Notional Amount*
p	Options Written (0.0)%†
	Calls - Exchange-Traded
	Anheuser-Busch InBev SA/NV, January Strike Price $125, Expires 1/19/18	2,500	250,000	(7,500)
	Apple Inc., January Strike Price $190, Expires 1/19/18	3,000	300,000	(21,000)
	Chevron Corp., Febraury Strike Price $125, Expires 2/16/18	2,500	250,000	(792,500)
	The Coca-Cola Co., February Strike Price $47, Expires 2/16/18	3,250	325,000	(123,500)
	Intel Corp., January Strike Price $47, Expires 1/19/18	2,000	200,000	(102,000)

				(1,046,500)

	Puts - Exchange-Traded
	Anheuser-Busch InBev SA/NV, January Strike Price $115, Expires 1/19/18	2,500	250,000	(887,500)
	Cummins Inc., January Strike Price $150, Expires 1/19/18	1,650	165,000	—

				(887,500)

	Total Options Written (Premiums received $1,358,106)			$(1,934,000)

Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

See Abbreviations on page FI-37.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at year end.

bNon-income producing.

cSee Note 1(f) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $1,010,398,896, representing 16.5% of net assets.

eThe coupon rate shown represents the rate at period end.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hA portion or all of the security is on loan at December 31, 2017. See Note 1(g).

iSee Note 1(h) regarding senior floating rate interests.

jSecurity purchased on a delayed delivery basis. See Note 1(d).

kFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

lSee Note 3(e) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

nSee Note 1(g) regarding securities on loan.

oSee Note 1(c) regarding joint repurchase agreement.

pSee Note 1(e) regarding written options.

FI-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Income VIP Fund
Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$5,001,888,971
Cost - Non-controlled affiliates (Note 3e)	352,824,455
Cost - Unaffiliated repurchase agreements	260,765

Value - Unaffiliated issuers	$5,682,540,892
Value - Non-controlled affiliates (Note 3e)	352,824,455
Value - Unaffiliated repurchase agreements	260,765
Cash	2,481,648
Receivables:
Investment securities sold	6,246,355
Capital shares sold	2,861,235
Dividends and interest	40,485,265
Deposits with brokers for:
Exchange traded options written	53,500,000
Other assets	708

Total assets	6,141,201,323

Liabilities:
Payables:
Investment securities purchased	18,101,882
Capital shares redeemed	2,883,631
Management fees	2,259,984
Distribution fees	2,297,686
Options written, at value (premiums received $1,358,106)	1,934,000
Payable upon return of securities loaned	1,300,765
Accrued expenses and other liabilities	559,661
Total liabilities	29,337,609

Net assets, at value	$6,111,863,714

Net assets consist of:
Paid-in capital	$5,396,834,455
Undistributed net investment income	269,525,427
Net unrealized appreciation (depreciation)	680,117,668
Accumulated net realized gain (loss)	(234,613,836)

Net assets, at value	$6,111,863,714

+Includes securities loaned	$1,273,665

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Franklin Income VIP Fund

Class 1:
Net assets, at value	$735,149,204

Shares outstanding	43,973,661

Net asset value and maximum offering price per share	$16.72

Class 2:
Net assets, at value	$5,041,497,597

Shares outstanding	311,797,041

Net asset value and maximum offering price per share	$16.17

Class 4:
Net assets, at value	$335,216,913

Shares outstanding	20,274,405

Net asset value and maximum offering price per share	$16.53

FI-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Income VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$123,644,185
Non-controlled affiliates (Note 3e)	2,145,830
Interest:
Unaffiliated issuers	160,153,136
Income from securities loaned (net of fees and rebates)	1,601,618

Total investment income	287,544,769

Expenses:
Management fees (Note 3a)	27,949,823
Distribution fees: (Note 3c)
Class 2	12,768,659
Class 4	1,126,331
Custodian fees (Note 4)	74,246
Reports to shareholders	442,696
Professional fees	327,437
Trustees’ fees and expenses	26,275
Other	246,383

Total expenses	42,961,850
Expense reductions (Note 4)	(4,592)
Expenses waived/paid by affiliates (Note 3e)	(1,493,314)

Net expenses	41,463,944

Net investment income	246,080,825

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	160,238,716
Written options	803,328
Realized gain distributions from REITs	307,701
Foreign currency transactions	31,742

Net realized gain (loss)	161,381,487

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	163,439,787
Translation of other assets and liabilities denominated in foreign currencies	69,342
Written options	(575,894)

Net change in unrealized appreciation (depreciation)	162,933,235

Net realized and unrealized gain (loss)	324,314,722

Net increase (decrease) in net assets resulting from operations	$570,395,547

*Foreign taxes withheld on dividends	$3,293,736

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$246,080,825	$247,868,765
Net realized gain (loss)	161,381,487	23,444,659
Net change in unrealized appreciation (depreciation)	162,933,235	499,690,603

Net increase (decrease) in net assets resulting from operations	570,395,547	771,004,027

Distributions to shareholders from:
Net investment income:
Class 1	(30,736,550)	(33,648,017)
Class 2	(212,433,443)	(243,664,392)
Class 4	(12,598,021)	(14,419,491)

Total distributions to shareholders	(255,768,014)	(291,731,900)

Capital share transactions: (Note 2)
Class 1	1,111,670	34,616,416
Class 2	(307,051,941)	(215,782,069)
Class 4	8,458,865	(21,239,696)

Total capital share transactions	(297,481,406)	(202,405,349)

Net increase (decrease) in net assets	17,146,127	276,866,778
Net assets:
Beginning of year	6,094,717,587	5,817,850,809

End of year	$6,111,863,714	$6,094,717,587

Undistributed net investment income included in net assets:
End of year	$269,525,427	$258,365,808

FI-26	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

Annual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net

FI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 29, 2017.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the

Annual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Securities Lending (continued)

market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

FI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,556,049	$41,649,315	6,134,123	$87,911,597
Shares issued in reinvestment of distributions	1,925,849	30,736,550	2,331,810	33,648,017
Shares redeemed	(4,368,760)	(71,274,195)	(5,877,695)	(86,943,198)

Net increase (decrease)	113,138	$1,111,670	2,588,238	$34,616,416

Class 2 Shares:
Shares sold	12,063,249	$190,265,472	25,914,952	$378,696,453
Shares issued in reinvestment of distributions	13,740,843	212,433,443	17,417,040	243,664,392
Shares redeemed	(44,928,166)	(709,750,856)	(58,055,463)	(838,142,914)

Net increase (decrease)	(19,124,074)	$(307,051,941)	(14,723,471)	$(215,782,069)

Class 4 Shares:
Shares sold	3,354,488	$54,048,239	1,804,015	$26,579,870
Shares issued in reinvestment of distributions	796,839	12,598,021	1,008,356	14,419,491
Shares redeemed	(3,605,896)	(58,187,395)	(4,209,003)	(62,239,057)

Net increase (decrease)	545,431	$8,458,865	(1,396,632)	$(21,239,696)

Annual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FI-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	310,250,028	1,922,283,782	(1,879,709,355)	352,824,455	$352,824,455	$2,145,830	$—	$—

f. Other Affiliated Transactions

At December 31, 2017, Franklin Templeton Variable Insurance Products Trust—Franklin Founding Funds Allocation VIP Fund owned 5.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $157,561,044 expiring in 2018 and short-term capital loss carryforwards of $72,609,502 not subject to expiration.

During the year ended December 31, 2017, the Fund utilized $139,463,205 of capital loss carryforwards.

On December 31, 2017, the Fund had expired capital loss carryforwards of $521,405,875, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from ordinary income	$255,768,014	$291,731,900

Annual Report	FI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$5,367,359,984

Unrealized appreciation	$909,245,913
Unrealized depreciation	(242,913,785)

Net unrealized appreciation (depreciation)	$666,332,128

Distributable earnings - undistributed ordinary income	$276,751,619

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $1,198,386,985 and $1,575,800,569, respectively.

At December 31, 2017, in connection with securities lending transactions, the Fund loaned corporate bonds and received $1,300,765 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At December 31, 2017, the Fund had 34.0% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$1,100,000[a]	Options written, at value	$1,934,000

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

FI-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Investments	$(1,330,000)[a]	Investments	$(1,147,000)[a]
	Written options	803,328	Written options	(575,894)

Totals		$(526,672)		$(1,722,894)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of options represented $748,462.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report	FI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Financials	$448,957,309	$12,824,050	$—		$461,781,359
Industrials	264,158,153	12,717,592	—		276,875,745
All Other Equity Investments	2,394,349,505	—	—		2,394,349,505
Equity-Linked Securities	—	253,497,118	—		253,497,118
Convertible Bonds	—	69,535,877	—		69,535,877
Corporate Bonds	—	1,998,363,689	—		1,998,363,689
Senior Floating Rate Interests	—	227,037,599	—		227,037,599
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	1,100,000	—	—		1,100,000
Short Term Investments	352,824,455	260,765	—		353,085,220

Total Investments in Securities	$3,461,389,422	$2,574,236,690	$—		$6,035,626,112

Liabilities:
Other Financial Instruments:
Options Written	$1,934,000	$—	$—		$1,934,000

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FI-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

Abbreviations

Exchange		Currency		Selected Portfolio

CBOE	Chicago Board Options Exchange	EUR	Euro	ADR	American Depositary Receipt

		USD	United States Dollar	FNMA	Federal National Mortgage Association

				FRN	Floating Rate Note

				L/C	Letter of Credit

				LIBOR	London InterBank Offered Rate

				PIK	Payment-In-Kind

Index

SPX	S&P 500 Index

Annual Report	FI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Income VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FI-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 34.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Annual Report	FI-39

This page intentionally left blank.

Franklin Large Cap Growth VIP Fund

We are pleased to bring you Franklin Large Cap Growth VIP Fund’s annual report for the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+28.11%	+13.96%	+7.27%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FLG-1

FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, generated a +21.83% total return.2

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but

Portfolio Composition

Based on Total Net Assets as of 12/31/17

positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FLG-2	Annual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the S&P 500, generated a +21.83% total return for the period.2

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the period under review, most sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the S&P 500, the information technology (IT) sector contributed significantly to performance due to an overweighted position and stock selection. Real estate and

Top 10 Holdings
12/31/17
Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	6.6%
Facebook Inc. Information Technology	5.5%
Apple Inc. Information Technology	5.4%
Mastercard Inc. Information Technology	4.4%
Visa Inc. Information Technology	4.1%
Alphabet Inc. Information Technology	4.1%
Microsoft Corp. Information Technology	3.9%
SBA Communications Corp. Real Estate	2.7%
UnitedHealth Group Inc. Health Care	2.3%
Adobe Systems Inc. Information Technology	2.2%

consumer staples, buoyed by stock selection, also helped relative results.

In IT, Facebook was the sector’s largest contributor to relative returns. The company increased monetization due to improvements in advertising formats, targeting capabilities and measurement tools. Instagram, a subsidiary, is early in monetization, but it saw accelerating user growth and has the ability to leverage Facebook’s data and advertising technology. Facebook is also benefiting from advertisers shifting more of their budgets toward the social media platform.

In real estate, SBA Communications helped relative results. The wireless communications infrastructure provider, which is structured as a real estate investment trust, benefited from ongoing growth of wireless voice and data usage by consumers. SBA could also benefit from potential business growth with two other companies: AT&T,4 which is building a new network dedicated to first responders; and Sprint,4 which could be considering increased investment in their network.

Other individual relative contributors include Amazon.com, whose growth in retail and Amazon Web Services were signs that investments in those areas had proved beneficial. We believe the online retailer’s expansion into grocery and

4. Not a Fund holding.

Annual Report	FLG-3

FRANKLIN LARGE CAP GROWTH VIP FUND

consumer packaged goods, aided by their acquisition of Whole Foods Market, improves the company’s long-term prospects.

In contrast, health care was a major detractor from the Fund’s relative performance, largely due to stock selection. Within the sector, Celgene was hurt by failure of Revlimid, currently used as a treatment for multiple myeloma, in a lymphoma treatment trial. Growing awareness of the company’s increasing reliance on Revlimid and Pomalyst, whose generic versions may be available as early as 2020, also dampened investor sentiment. In October, management reduced their long-term revenue projections.

Materials also hurt relative performance, largely due to stock selection, with Martin Marietta Materials being the biggest detractor in the sector.5

In other sectors, two energy companies were among the biggest relative detractors. Anadarko Petroleum, an exploration and production company, was hurt by several factors: fears of increased state regulations following the Firestone house explosion accident in Colorado; worries about the potential for large expensive acquisitions; and several disappointing quarterly oil production numbers.5

Oilfield services company Halliburton outperformed peers in its industry, but was hurt by oil price volatility and uncertainty about US and global spending trends.5 Although the company had significant revenue and earnings growth, analysts decreased earnings expectations for 2018.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. No longer held at period-end.

FLG-4	Annual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Annualized Expense Ratio[2]
Class 2	$1,000	$1,107.60	$6.11	$1,019.41	$5.85	1.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.85	$18.42	$23.26	$20.91	$16.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.04)	(0.06)	0.11	0.24

Net realized and unrealized gains (losses)	4.91	(0.26)	1.56	2.54	4.48

Total from investment operations	4.88	(0.30)	1.50	2.65	4.72

Less distributions from:

Net investment income	(0.20)	—	(0.13)	(0.30)	(0.24)

Net realized gains	(1.60)	(0.27)	(6.21)	—	—

Total distributions	(1.80)	(0.27)	(6.34)	(0.30)	(0.24)

Net asset value, end of year.	$20.93	$17.85	$18.42	$23.26	$20.91

Total return[c]	28.38%	(1.49)%	5.89%	12.74%	28.92%

Ratios to average net assets

Expenses	0.87% [d]	0.80% [d]	0.78%	0.79%	0.79%

Net investment income (loss)	(0.14)%	(0.19)%	(0.27)%	0.50%	1.27%

Supplemental data

Net assets, end of year (000’s)	$1,092	$883	$47,864	$54,971	$54,291

Portfolio turnover rate	24.96%	36.26% [e]	23.23%	93.53%	28.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

FLG-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.48	$18.09	$22.94	$20.62	$16.20

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.08)	(0.11)	0.06	0.19

Net realized and unrealized gains (losses)	4.81	(0.26)	1.54	2.50	4.42

Total from investment operations	4.73	(0.34)	1.43	2.56	4.61

Less distributions from:

Net investment income	(0.13)	—	(0.07)	(0.24)	(0.19)

Net realized gains	(1.60)	(0.27)	(6.21)	—	—

Total distributions	(1.73)	(0.27)	(6.28)	(0.24)	(0.19)

Net asset value, end of year.	$20.48	$17.48	$18.09	$22.94	$20.62

Total return[c]	28.11%	(1.79)%	5.62%	12.46%	28.63%

Ratios to average net assets

Expenses	1.12% [d]	1.05% [d]	1.03%	1.04%	1.04%

Net investment income (loss)	(0.39)%	(0.44)%	(0.52)%	0.25%	1.02%

Supplemental data

Net assets, end of year (000’s)	$118,875	$113,028	$223,807	$256,098	$285,477

Portfolio turnover rate	24.96%	36.26% [e]	23.23%	93.53%	28.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Large Cap Growth VIP Fund
		Shares	Value
	Common Stocks 99.4%
	Consumer Discretionary 13.3%
a	Amazon.com Inc.	6,757	$7,902,109
	Aptiv PLC	5,904	500,836
a	Charter Communications Inc., A	5,185	1,741,953
	Comcast Corp., A	32,778	1,312,759
	Las Vegas Sands Corp.	20,291	1,410,021
a	The Priceline Group Inc.	820	1,424,947
	Starbucks Corp.	14,821	851,170
	The Walt Disney Co.	7,761	834,385

			15,978,180

	Consumer Staples 3.9%
	Constellation Brands Inc., A	8,647	1,976,445
a	Hostess Brands Inc., A	20,481	303,323
a	Monster Beverage Corp.	20,889	1,322,065
	Pinnacle Foods Inc.	18,666	1,110,067

			4,711,900

	Energy 1.2%
a	Diamondback Energy Inc.	11,086	1,399,607

	Financials 7.3%
a	Athene Holding Ltd., A	23,435	1,211,824
	The Charles Schwab Corp.	45,008	2,312,061
	Intercontinental Exchange Inc.	17,225	1,215,396
	MarketAxess Holdings Inc.	7,813	1,576,273
	S&P Global Inc.	6,385	1,081,619
a	SVB Financial Group	5,520	1,290,410

			8,687,583

	Health Care 10.4%
a	ABIOMED Inc.	4,132	774,378
a	Biogen Inc.	2,049	652,750
	Bristol-Myers Squibb Co.	19,770	1,211,506
a	Celgene Corp.	19,137	1,997,137
a	Clovis Oncology Inc.	7,799	530,332
a	Edwards Lifesciences Corp.	12,371	1,394,335
a	Heron Therapeutics Inc.	27,758	502,420
a	Incyte Corp.	8,510	805,982
a	Intuitive Surgical Inc.	1,659	605,436
	Medtronic PLC	8,071	651,733
a	Nevro Corp.	7,966	549,973
	UnitedHealth Group Inc.	12,676	2,794,551

			12,470,533

	Industrials 8.1%
	Allegiant Travel Co.	2,893	447,692
	The Boeing Co.	3,063	903,309
	Honeywell International Inc.	9,065	1,390,208
a	IHS Markit Ltd.	27,459	1,239,774
	Raytheon Co.	13,114	2,463,465
	Rockwell Automation Inc.	3,754	737,098
	Roper Technologies Inc.	3,261	844,599
	Stanley Black & Decker Inc.	5,450	924,811

FLG-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
a	Univar Inc.	26,142	$809,356

			9,760,312

	Information Technology 46.6%
a	Adobe Systems Inc.	14,910	2,612,828
a	Alibaba Group Holding Ltd., ADR (China)	5,331	919,224
a	Alphabet Inc., A	3,629	3,822,789
a	Alphabet Inc., C	1,014	1,061,050
	Amphenol Corp., A	3,513	308,441
	Analog Devices Inc.	9,752	868,221
	Apple Inc.	38,473	6,510,786
	Applied Materials Inc.	25,043	1,280,198
a	Autodesk Inc.	16,263	1,704,850
	Broadcom Ltd.	9,110	2,340,359
a	CoStar Group Inc.	4,418	1,311,925
a	Electronic Arts Inc.	10,275	1,079,492
a	Facebook Inc., A	37,180	6,560,783
a	Fiserv Inc.	7,026	921,319
a	InterXion Holding NV (Netherlands)	17,193	1,013,184
	Mastercard Inc., A	34,743	5,258,700
	Microsoft Corp.	54,017	4,620,614
	Monolithic Power Systems	5,946	668,093
	NVIDIA Corp.	10,644	2,059,614
a	PayPal Holdings Inc.	11,738	864,152
a	Q2 Holdings Inc.	6,306	232,376
a	Salesforce.com Inc.	16,134	1,649,379
a	ServiceNow Inc.	18,178	2,370,229
	Visa Inc., A	43,318	4,939,118
	Xilinx Inc.	13,713	924,530

			55,902,254

	Materials 2.5%
	Albemarle Corp.	4,395	562,077
a	Axalta Coating Systems Ltd.	23,209	751,043
	Ecolab Inc.	5,701	764,960
a	Ingevity Corp.	13,161	927,456

			3,005,536

	Real Estate 5.6%
	American Tower Corp.	12,719	1,814,620
	Equinix Inc.	3,669	1,662,864
a	SBA Communications Corp., A	19,802	3,234,855

			6,712,339

	Telecommunication Services 0.5%
a	T-Mobile U.S. Inc.	9,603	609,887

	Total Common Stocks (Cost $65,594,780)		119,238,131

Annual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Principal Amount	Value
	Short Term Investments (Cost $1,211,132) 1.0%
	Repurchase Agreements 1.0%
b	Joint Repurchase Agreement, 1.377%, 1/02/18 (Maturity Value $1,211,318)
	BNP Paribas Securities Corp. (Maturity Value $197,457)
	Deutsche Bank Securities Inc. (Maturity Value $220,084)
	HSBC Securities (USA) Inc. (Maturity Value $789,828)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $3,949)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.98%, 7/27/18 - 11/22/21; U.S. Treasury Note, 1.25% - 2.00%, 12/31/18 - 4/30/22; and U.S. Treasury Note, Index Linked, 0.125%, 4/15/18 (valued at $1,235,450)	$1,211,132	$1,211,132

	Total Investments (Cost $66,805,912) 100.4%		120,449,263
	Other Assets, less Liabilities (0.4)%		(481,783)

	Net Assets 100.0%		$119,967,480

See Abbreviations on page FLG-20.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

FLG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$65,594,780
Cost - Unaffiliated repurchase agreements	1,211,132

Value - Unaffiliated issuers	$119,238,131
Value - Unaffiliated repurchase agreements	1,211,132
Cash	17,824
Receivables:
Capital shares sold	15,120
Dividends	30,802
Other assets	9

Total assets	120,513,018

Liabilities:
Payables:
Capital shares redeemed	349,241
Management fees	77,812
Distribution fees	51,322
Reports to shareholders	34,327
Professional fees	30,835
Accrued expenses and other liabilities	2,001

Total liabilities	545,538

Net assets, at value	$119,967,480

Net assets consist of:
Paid-in capital	$56,650,968
Net unrealized appreciation (depreciation)	53,643,351
Accumulated net realized gain (loss)	9,673,161

Net assets, at value	$119,967,480

Class 1:
Net assets, at value	$1,092,483

Shares outstanding	52,190

Net asset value and maximum offering price per share	$20.93

Class 2:
Net assets, at value	$118,874,997

Shares outstanding	5,803,791

Net asset value and maximum offering price per share	$20.48

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$886,770
Interest:
Unaffiliated issuers	12,126

Total investment income	898,896

Expenses:
Management fees (Note 3a)	918,952
Distribution fees: (Note 3c)
Class 2.	303,291
Custodian fees (Note 4)	1,473
Reports to shareholders	58,308
Professional fees	47,625
Trustees’ fees and expenses	528
Other	42,663

Total expenses	1,372,840
Expense reductions (Note 4)	(40)

Net expenses	1,372,800

Net investment income (loss)	(473,904)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	10,317,956

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	20,209,141
Translation of other assets and liabilities denominated in foreign currencies	28,482

Net change in unrealized appreciation (depreciation)	20,237,623

Net realized and unrealized gain (loss)	30,555,579

Net increase (decrease) in net assets resulting from operations	$30,081,675

FLG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(473,904)	$(854,138)
Net realized gain (loss)	10,317,956	45,675,157
Net change in unrealized appreciation (depreciation)	20,237,623	(50,315,678)

Net increase (decrease) in net assets resulting from operations	30,081,675	(5,494,659)

Distributions to shareholders from:
Net investment income:
Class 1	(9,601)	—
Class 2	(751,572)	—
Net realized gains:
Class 1	(77,085)	(673,017)
Class 2	(9,605,025)	(3,070,097)

Total distributions to shareholders	(10,443,283)	(3,743,114)

Capital share transactions: (Note 2)
Class 1	49,428	(45,655,781)
Class 2	(13,631,397)	(102,866,036)

Total capital share transactions	(13,581,969)	(148,521,817)

Net increase (decrease) in net assets	6,056,423	(157,759,590)
Net assets:
Beginning of year	113,911,057	271,670,647

End of year	$119,967,480	$113,911,057

Undistributed net investment income included in net assets:
End of year	$—	$760,767

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 69.9% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FLG-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 29, 2017.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	—	$—	5,179	$86,575
Shares issued in reinvestment of distributions	4,592	86,686	39,404	673,017
Shares redeemed in-kind (Note 8)	—	—	(2,315,969)	(41,560,066)
Shares redeemed	(1,833)	(37,258)	(277,582)	(4,855,307)

Net increase (decrease)	2,759	$49,428	(2,548,968)	$(45,655,781)

Class 2 Shares:
Shares sold	325,624	$6,237,303	490,428	$8,312,649
Shares issued in reinvestment of distributions	559,816	10,356,597	183,399	3,070,097
Shares redeemed in-kind (Note 8)	—	—	(3,930,777)	(69,101,102)
Shares redeemed	(1,547,426)	(30,225,297)	(2,651,505)	(45,147,680)

Net increase (decrease)	(661,986)	$(13,631,397)	(5,908,455)	$(102,866,036)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.750% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income.	$761,173	$—
Long term capital gain.	9,682,110	3,743,114

	$10,443,283	$3,743,114

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$66,832,445

Unrealized appreciation	$54,119,711
Unrealized depreciation	(502,893)

Net unrealized appreciation (depreciation)	$53,616,818

Undistributed ordinary income	$292,435
Undistributed long term capital gains	9,407,259

Distributable earnings	$9,699,694

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $30,088,993 and $53,182,198, respectively.

FLG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $34,226,067 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$119,238,131	$—	$—	$119,238,131
Short Term Investments	—	1,211,132	—	1,211,132

Total Investments in Securities	$119,238,131	$1,211,132	$—	$120,449,263

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FLG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

9. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:
Health Care	$364,322	$—	$(326,401)	$—	$—	$(236,282)	$198,361	$—	$—

Receivables:
Investment Securities Sold	$826,648	$—	$(855,227)	$—	$—	$—	$28,579	$—	$—

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

FLG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Large Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Large Cap Growth VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FLG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $9,682,110 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 94.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

FLG-22	Annual Report

Franklin Mutual Global Discovery VIP Fund

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year**	5-Year	10-Year
Average Annual Total Return	+8.60%	+9.63%	+5.58%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	MGD-1

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in US and foreign equity securities that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark,

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the MSCI World Index, generated a +23.07% total return and the S&P 500 posted a +21.83% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MGD-2	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.3

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Annual Report	MGD-3

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell 1000® Value Index posted a total return of +13.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple,4 Alphabet (a.k.a. Google),4 Microsoft, Amazon.com4 and Facebook.4

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as

Top 10 Sectors/Industries
12/31/17
% of Total Net Assets
Banks	15.6%
Insurance	9.1%
Oil, Gas & Consumable Fuels	8.5%
Pharmaceuticals	7.7%
Media	7.6%
Software	5.4%
Health Care Equipment & Supplies	5.2%
Tobacco	3.9%
Communications Equipment	2.8%
Hotels, Restaurants & Leisure	2.5%

far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France more say in negotiating contracts directly with workers. Amid all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

After reducing our exposure to the media industry in 2016 and staying on the sidelines for much of 2017, the industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider. Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and

4. Not a Fund holding.

MGD-4	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages with fewer channels. This evolution has begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s4 content assets, the deal would further strengthen its IP portfolio and its content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged

Top 10 Holdings
12/31/17
Company Sector/Industry, Country	% of Total Net Assets
British American Tobacco PLC Tobacco, UK	2.7%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.5%
Medtronic PLC Health Care Equipment & Supplies, US	2.3%
Merck & Co. Inc. Pharmaceuticals, US	2.3%
Wells Fargo & Co. Banks, US	2.3%
Time Warner Inc. Media, US	2.2%
Citigroup Inc. Banks, US	2.1%
NN Group NV Insurance, Netherlands	2.1%
Eli Lilly & Co. Pharmaceuticals, US	2.1%
Cisco Systems Inc. Communications Equipment, US	2.0%

regulatory reviews, including Bayer’s4 acquisition of Monsanto, AT&T’s acquisition of Time Warner, and Twenty-First Century Fox’s offer for Sky.

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Turning to Fund performance, top contributors included multinational software company Microsoft, US-based bank Citigroup and France-based hotel operator Accor.

Microsoft continued to reap the rewards of its rapidly growing cloud business and from shifting Microsoft Office software clients to its subscription-based services. Microsoft reported

Annual Report	MGD-5

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

solid quarterly results, including an improvement in operating margins and upward guidance to 2018 operating margins. Microsoft also announced a reorganization of its commercial field sales teams in July 2017 as part of its increased focus on cloud computing.

Shares of Citigroup rallied in June in response to the US Federal Reserve’s (Fed’s) latest Comprehensive Capital Analysis and Review (CCAR) results. As part of CCAR, the Fed evaluates banks’ capital distribution plans, including dividends and stock repurchases. Citigroup was approved to distribute nearly $19 billion of capital in 2017, which was greater than expected and roughly 10 percent of the company’s market capitalization when approved. The favorable CCAR outcome was particularly important for Citigroup as it holds significant excess capital that needs to be returned in order for the company to improve its returns. Citigroup’s July investor day provided a further boost to the stock price; management provided a detailed plan to materially increase earnings and returns by 2020, which included a commitment to return $60 billion of capital over the next three years, including 2017’s approved amount. Reports of progress on a major US tax reform bill and the passage of the bill in December positively impacted bank stocks.

Accor benefited from an improving European economy. The company reported generally solid demand in France and the rest of Europe, as well as improvement in revenue per available room, a key performance metric for the industry. In October, Accor agreed to acquire Mantra Group, an Australian hotel operator. In our view, the acquisition was financially and strategically attractive as it consolidated Accor’s leadership in the Australia/New Zealand market, which has seen strong tourism growth. In December, Accor’s management stated it was close to selling a stake in AccorInvest, its hotel property company. The planned sale is part of Accor’s restructuring efforts to become a predominantly assetlight hotel management company.

During the period under review, Fund investments that detracted from performance included US-based energy services company Baker Hughes, Israel-based pharmaceutical services provider Teva Pharmaceuticals and US-based industrials company General Electric (GE).

Baker Hughes is a US-based energy services company, majority owned by GE following the completed merger between Baker Hughes and GE’s oil-and-gas business in July 2017. Baker Hughes’ stock price slid lower in 2017 as the environment for long-cycle oil field service projects remained challenging and the newly combined company posted weaker-than-expected operating results. Toward year-end, we saw reasons for optimism as oil prices gained and Baker Hughes announced a $3 billion share repurchase program.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns. The company managed to ease investor anxiety later in 2017, in our view, with the appointment of Kare Schultz, a well-regarded industry veteran as the new CEO, as well as the divestiture of certain non-core assets and amendment to certain debt instruments. We were also encouraged by the details of a restructuring plan announced by the new CEO in December.

The stock price of GE, a US-based industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity in the power market. Intensifying pressure by activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A dividend cut of 50%, larger than most investors had speculated, was announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions. These negative events have not altered our view that GE has well-positioned businesses. If GE delivers on its plan to improve free cash flow generation and reduce overhead expenses, we believe there is upside potential for its stock price.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

MGD-6	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	MGD-7

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,027.10	$6.54	$1,018.75	$6.51	1.28%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

MGD-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.22	$19.85	$22.61	$23.31	$20.55

Income from investment operations[a]:

Net investment income[b]	0.47	0.41	0.37	0.68 [c]	0.46

Net realized and unrealized gains (losses)	1.29	1.92	(1.17)	0.76	5.03

Total from investment operations	1.76	2.33	(0.80)	1.44	5.49

Less distributions from:

Net investment income	(0.42)	(0.39)	(0.69)	(0.57)	(0.58)

Net realized gains	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	(1.60)	(1.96)	(1.96)	(2.14)	(2.73)

Net asset value, end of year	$20.38	$20.22	$19.85	$22.61	$23.31

Total return[d]	8.99%	12.32%	(3.39)%	5.98%	27.95%

Ratios to average net assets

Expenses[e,f]	1.01% [g]	1.01% [g]	1.02% [g]	1.00%	0.97%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	2.29%	2.10%	1.71%	2.85%[c]	2.13%

Supplemental data

Net assets, end of year (000’s)	$3,189	$3,084	$2,632	$2,313	$2,465

Portfolio turnover rate	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.69	$19.37	$22.11	$22.84	$20.17

Income from investment operations[a]:

Net investment income[b]	0.41	0.35	0.32	0.60 [c]	0.42

Net realized and unrealized gains (losses)	1.25	1.87	(1.16)	0.75	4.92

Total from investment operations	1.66	2.22	(0.84)	1.35	5.34

Less distributions from:

Net investment income	(0.37)	(0.33)	(0.63)	(0.51)	(0.52)

Net realized gains	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	(1.55)	(1.90)	(1.90)	(2.08)	(2.67)

Net asset value, end of year	$19.80	$19.69	$19.37	$22.11	$22.84

Total return[d]	8.71%	12.06%	(3.65)%	5.71%	27.61%

Ratios to average net assets

Expenses[e,f]	1.26% [g]	1.26% [g]	1.27% [g]	1.25%	1.22%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	2.04%	1.85%	1.46%	2.60% [c]	1.88%

Supplemental data

Net assets, end of year (000’s)	$631,179	$630,397	$629,366	$685,711	$684,780

Portfolio turnover rate	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

MGD-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.02	$19.66	$22.39	$23.10	$20.38

Income from investment operations[a]:

Net investment income[b]	0.40	0.34	0.30	0.61 [c]	0.40

Net realized and unrealized gains (losses)	1.27	1.89	(1.17)	0.73	4.97

Total from investment operations	1.67	2.23	(0.87)	1.34	5.37

Less distributions from:

Net investment income	(0.34)	(0.30)	(0.59)	(0.48)	(0.50)

Net realized gains	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	(1.52)	(1.87)	(1.86)	(2.05)	(2.65)

Net asset value, end of year	$20.17	$20.02	$19.66	$22.39	$23.10

Total return[d]	8.61%	11.91%	(3.74)%	5.60%	27.52%

Ratios to average net assets

Expenses[e,f]	1.36% [g]	1.36% [g]	1.37% [g]	1.35%	1.32%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	1.94%	1.75%	1.36%	2.50% [c]	1.78%

Supplemental data

Net assets, end of year (000’s)	$41,713	$45,262	$49,054	$59,961	$70,354

Portfolio turnover rate	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 90.2%
	Aerospace & Defense 0.1%
	BAE Systems PLC	United Kingdom	48,804	$377,649

	Auto Components 0.4%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	424,073	14,539
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	2,669,960

				2,684,499

	Automobiles 1.2%
	General Motors Co.	United States	192,700	7,898,773

	Banks 15.6%
	Barclays PLC	United Kingdom	2,052,511	5,629,553
	BNP Paribas SA	France	70,714	5,281,456
	CIT Group Inc.	United States	136,169	6,703,600
	Citigroup Inc.	United States	189,850	14,126,738
	Citizens Financial Group Inc.	United States	310,923	13,052,548
	First Horizon National Corp.	United States	522,873	10,452,231
	HSBC Holdings PLC	United Kingdom	438,755	4,544,011
	JPMorgan Chase & Co.	United States	96,110	10,278,003
	PNC Financial Services Group Inc.	United States	42,131	6,079,082
	Societe Generale SA	France	157,880	8,154,722
a	Standard Chartered PLC	United Kingdom	374,211	3,942,261
a	Unicaja Banco SA	Spain	990,267	1,561,193
	Wells Fargo & Co.	United States	256,320	15,550,934

				105,356,332

	Beverages 0.8%
	PepsiCo Inc.	United States	46,497	5,575,920

	Building Products 0.7%
	Johnson Controls International PLC	United States	125,900	4,798,049

	Capital Markets 0.4%
a	Guotai Junan Securities Co. Ltd.	China	1,275,797	2,841,328

	Chemicals 1.1%
	Monsanto Co.	United States	64,910	7,580,190

	Communications Equipment 2.8%
	Cisco Systems Inc.	United States	359,180	13,756,594
	Nokia OYJ, A	Finland	611,269	2,855,862
	Nokia OYJ, ADR	Finland	519,486	2,420,805

				19,033,261

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	78,676	4,437,057

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	151,600	4,420,656
	Capital One Financial Corp.	United States	60,788	6,053,269

				10,473,925

	Diversified Financial Services 1.4%
a,b,c	Hightower Holding LLC, B, Series II	United States	1,775,736	4,224,121
	Voya Financial Inc.	United States	101,650	5,028,625

				9,252,746

	Diversified Telecommunication Services 1.0%
	China Telecom Corp. Ltd., H	China	6,974,862	3,321,001
	Koninklijke KPN NV	Netherlands	979,670	3,418,087

				6,739,088

MGD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Electric Utilities 0.5%
	PG&E Corp.	United States	79,082	$3,545,246

	Energy Equipment & Services 0.8%
	Baker Hughes a GE Co., A	United States	178,964	5,662,421

	Food & Staples Retailing 2.3%
	CVS Health Corp.	United States	84,991	6,161,848
a	METRO AG	Germany	69,167	1,381,726
a	Rite Aid Corp.	United States	391,098	770,463
	Walgreens Boots Alliance Inc.	United States	102,904	7,472,888

				15,786,925

	Health Care Equipment & Supplies 5.2%
	Koninklijke Philips NV	Netherlands	328,294	12,423,201
	Medtronic PLC	United States	197,510	15,948,933
	Stryker Corp.	United States	41,468	6,420,905

				34,793,039

	Hotels, Restaurants & Leisure 2.5%
	Accor SA	France	265,211	13,682,608
a	Caesars Entertainment Corp.	United States	8,668	109,650
	Sands China Ltd.	Hong Kong	648,800	3,350,772

				17,143,030

	Independent Power & Renewable Electricity Producers 0.5%
a	Vistra Energy Corp.	United States	199,533	3,655,445

	Industrial Conglomerates 1.4%
	General Electric Co.	United States	558,700	9,749,315

	Insurance 9.1%
a	Alleghany Corp.	United States	2,730	1,627,326
	American International Group Inc.	United States	204,833	12,203,950
a	Brighthouse Financial Inc.	United States	9,138	535,852
	China Pacific Insurance Group Co. Ltd., H	China	845,908	4,065,590
	Chubb Ltd.	United States	53,066	7,754,535
	The Hartford Financial Services Group Inc.	United States	99,896	5,622,147
	MetLife Inc.	United States	100,526	5,082,595
	NN Group NV	Netherlands	323,882	14,036,002
	T&D Holdings Inc.	Japan	199,721	3,415,382
	XL Group Ltd.	Bermuda	199,966	7,030,805

				61,374,184

	IT Services 1.7%
	Cognizant Technology Solutions Corp., A	United States	130,860	9,293,677
	DXC Technology Co.	United States	25,657	2,434,849

				11,728,526

	Machinery 0.6%
	Caterpillar Inc.	United States	27,020	4,257,812

	Media 7.6%
a	Charter Communications Inc., A	United States	30,386	10,208,481
a	DISH Network Corp., A	United States	124,103	5,925,918
	Sky PLC	United Kingdom	538,425	7,358,414
	Time Warner Inc.	United States	161,382	14,761,612
	The Walt Disney Co.	United States	118,700	12,761,437

				51,015,862

Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Metals & Mining 1.4%
a	Freeport-McMoRan Inc.	United States	186,260	$3,531,489
	thyssenkrupp AG	Germany	159,357	4,629,824
	Warrior Met Coal Inc.	United States	54,024	1,358,704

				9,520,017

	Multi-Utilities 0.4%
	innogy SE	Germany	63,784	2,500,554

	Oil, Gas & Consumable Fuels 8.5%
	Anadarko Petroleum Corp.	United States	63,500	3,406,140
	BP PLC	United Kingdom	1,028,014	7,256,548
	Crescent Point Energy Corp.	Canada	506,700	3,861,416
	JXTG Holdings Inc.	Japan	401,432	2,589,884
	Kinder Morgan Inc.	United States	391,270	7,070,249
	Marathon Oil Corp.	United States	438,465	7,423,212
	Plains All American Pipeline LP	United States	169,000	3,488,160
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	316,530	10,551,985
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	6,008,649
	The Williams Cos. Inc.	United States	196,601	5,994,364

				57,650,607

	Pharmaceuticals 7.7%
	Eli Lilly & Co.	United States	165,580	13,984,887
	GlaxoSmithKline PLC	United Kingdom	348,639	6,226,588
	Merck & Co. Inc.	United States	279,118	15,705,970
	Novartis AG, ADR	Switzerland	160,121	13,443,759
	Teva Pharmaceutical Industries Ltd., ADR	Israel	146,723	2,780,401

				52,141,605

	Real Estate Management & Development 0.0%†
a	VICI Properties Inc.	United States	10,549	216,255

	Software 5.4%
a	Avaya Holdings Corp.	United States	40,495	710,687
a,b	Avaya Holdings Corp., wts., 12/15/22	United States	5,179	8,810
a	Check Point Software Technologies Ltd.	Israel	101,567	10,524,373
a	Dell Technologies Inc., V	United States	33,415	2,715,971
	Microsoft Corp.	United States	158,936	13,595,385
	Symantec Corp.	United States	305,861	8,582,460

				36,137,686

	Specialty Retail 0.4%
	Kingfisher PLC	United Kingdom	648,953	2,959,530

	Technology Hardware, Storage & Peripherals 0.8%
	Hewlett Packard Enterprise Co.	United States	298,680	4,289,045
	Lenovo Group Ltd.	China	1,500,454	846,938

				5,135,983

	Tobacco 3.9%
	Altria Group Inc.	United States	107,584	7,682,573
	British American Tobacco PLC	United Kingdom	188,332	12,762,428
	British American Tobacco PLC, ADR	United Kingdom	83,985	5,626,155

				26,071,156

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	3,618,505	11,483,534

	Total Common Stocks and Other Equity Interests (Cost $463,043,870)			609,577,549

MGD-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares	Value
	Management Investment Companies (Cost $3,414,383) 0.5%
	Diversified Financial Services 0.5%
a	Altaba Inc.	United States	52,100	$3,639,185

	Preferred Stocks (Cost $7,441,859) 1.2%
	Automobiles 1.2%
[d]	Volkswagen AG, 1.238%, pfd	Germany	40,296	8,047,382

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 2.9%
e,f	Belk Inc., Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	$938,907	770,882
e,f	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	2,479,089	2,141,313
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	3,610,000	2,739,088
	senior note, 11.00%, 9/15/25	United States	4,065,000	3,008,100
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	3,875,040
	[e,f] Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	6,889,154	5,198,438
	[e,f] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	2,213,880	1,665,022

	Total Corporate Notes and Senior Floating Rate Interests (Cost $23,740,266)			19,397,883

	Corporate Notes in Reorganization (Cost $595) 0.0%
b,c,g	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—

			Shares
	Companies in Liquidation 0.1%
a,b,h	Avaya Holdings Corp., Contingent Distribution	United States	1,270,000	—
a,b,h	Avaya Inc., Contingent Distribution	United States	1,668,000	—
a,b,c	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,i	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	385,141
a,b	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,b,h	Tribune Media, Litigation Trust, Contingent Distribution	United States	56,997	—
a,b,h	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	11,807,264	136,964
a	Vistra Energy Corp., Litigation Trust, TRA	United States	199,534	174,592

	Total Companies in Liquidation (Cost $2,240,363)			696,697

	Total Investments before Short Term Investments (Cost $499,881,336)			641,358,696

Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments 4.8%
	U.S. Government and Agency Securities 4.8%
j	FHLB, 1/02/18	United States	$5,100,000	$5,100,000
j	U.S. Treasury Bill,
	[k]1/25/18	United States	7,500,000	7,494,130
	[k]2/01/18	United States	2,000,000	1,997,899
	1/02/18 - 4/19/18	United States	17,870,000	17,841,853

	Total U.S. Government and Agency Securities (Cost $32,435,988)			32,433,882

	Total Investments (Cost $532,317,324) 99.7%			673,792,578
	Securities Sold Short (0.6)%			(4,169,783)
	Other Assets, less Liabilities 0.9%			6,458,537

	Net Assets 100.0%			$676,081,332

			Shares
l	Securities Sold Short (0.6)%
	Common Stocks (0.6)%
	Diversified Telecommunication Services (0.1)%
	AT&T Inc.	United States	24,066	(935,686)

	Internet Software & Services (0.5)%
	Alibaba Group Holding Ltd., ADR	China	18,756	(3,234,097)

	Total Securities Sold Short (Proceeds $4,211,733)			$(4,169,783)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSee Note 7 regarding credit risk and defaulted securities.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

iBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2017, the aggregate value of these securities and/or cash pledged amounted to $7,021,070, representing 1.0% of net assets.

lSee Note 1(d) regarding securities sold short.

MGD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	208	$31,396,300	3/19/18	$(559,803)
GBP/USD	Short	256	21,691,200	3/19/18	(141,475)

Total Futures Contracts					$(701,278)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
British Pound	BOFA	Sell	119,351	$160,253	2/14/18	$—	$(1,175)
British Pound	HSBK	Sell	407,180	545,789	2/14/18	—	(4,937)
British Pound	UBSW	Sell	21,919,969	29,500,771	2/14/18	—	(146,841)
Euro	HSBK	Buy	68,120	82,111	2/20/18	—	(123)
Euro	HSBK	Buy	392,406	467,379	2/20/18	4,917	—
Euro	HSBK	Sell	49,185,717	58,339,425	2/20/18	—	(859,958)
Euro	SSBT	Buy	848,149	1,007,024	2/20/18	13,797	—
Euro	UBSW	Buy	298,533	356,236	2/20/18	3,075	—
Japanese Yen	UBSW	Sell	2,922,498	25,907	2/20/18	—	(94)
Japanese Yen	UBSW	Sell	375,897,156	3,354,628	2/20/18	10,274	—

Total Forward Exchange Contracts						$32,063	$(1,013,128)

Net unrealized appreciation (depreciation)							$(981,065)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MGD-32.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$532,317,324

Value - Unaffiliated issuers	$673,792,578
Cash	255,969
Foreign currency, at value (cost $652,227)	654,210
Receivables:
Investment securities sold	603,756
Capital shares sold	464,193
Dividends and interest	1,543,192
European Union tax reclaims	301,641
Deposits with brokers for:
Securities sold short	4,339,287
Futures contracts	938,580
Unrealized appreciation on OTC forward exchange contracts	32,063
Other assets	96,839

Total assets	683,022,308

Liabilities:
Payables:
Capital shares redeemed	414,921
Management fees	537,224
Distribution fees	284,266
Variation margin on futures contracts	301,600
Securities sold short, at value (proceeds $4,211,733)	4,169,783
Unrealized depreciation on OTC forward exchange contracts	1,013,128
Accrued expenses and other liabilities	220,054

Total liabilities	6,940,976

Net assets, at value	$676,081,332

Net assets consist of:
Paid-in capital	$515,009,737
Undistributed net investment income	14,092,871
Net unrealized appreciation (depreciation)	139,858,215
Accumulated net realized gain (loss)	7,120,509

Net assets, at value	$676,081,332

Class 1:
Net assets, at value	$3,189,335

Shares outstanding	156,518

Net asset value and maximum offering price per share	$20.38

Class 2:
Net assets, at value	$631,178,657

Shares outstanding	31,878,720

Net asset value and maximum offering price per share	$19.80

Class 4:
Net assets, at value	$41,713,340

Shares outstanding	2,068,138

Net asset value and maximum offering price per share	$20.17

MGD-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$19,233,813
Interest:
Unaffiliated issuers	3,086,559
Income from securities loaned (net of fees and rebates)	269,334

Total investment income	22,589,706

Expenses:
Management fees (Note 3a)	6,428,225
Distribution fees: (Note 3c)
Class 2	1,593,159
Class 4	152,810
Custodian fees (Note 4)	26,434
Reports to shareholders	164,288
Professional fees	204,290
Trustees’ fees and expenses	2,920
Other	72,000

Total expenses	8,644,126
Expense reductions (Note 4)	(1,112)
Expenses waived/paid by affiliates (Note 3e)	(7,430)

Net expenses	8,635,584

Net investment income	13,954,122

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	23,413,440
Foreign currency transactions	99,205
Forward exchange contracts	(8,773,871)
Futures contracts	(3,805,712)
Securities sold short	(54,983)

Net realized gain (loss)	10,878,079

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	34,329,500
Translation of other assets and liabilities denominated in foreign currencies	58,396
Forward exchange contracts	(985,093)
Futures contracts	(1,276,722)
Securities sold short	29,040

Net change in unrealized appreciation (depreciation)	32,155,121

Net realized and unrealized gain (loss)	43,033,200

Net increase (decrease) in net assets resulting from operations	$56,987,322

*Foreign taxes withheld on dividends	$756,611

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$13,954,122	$12,072,848
Net realized gain (loss)	10,878,079	38,874,630
Net change in unrealized appreciation (depreciation)	32,155,121	23,661,183

Net increase (decrease) in net assets resulting from operations	56,987,322	74,608,661

Distributions to shareholders from:
Net investment income:
Class 1	(66,311)	(54,304)
Class 2	(11,249,921)	(10,085,440)
Class 4	(685,349)	(662,593)
Net realized gains:
Class 1	(186,112)	(220,428)
Class 2	(35,820,607)	(47,823,620)
Class 4	(2,371,329)	(3,482,606)

Total distributions to shareholders	(50,379,629)	(62,328,991)

Capital share transactions: (Note 2)
Class 1	82,438	377,199
Class 2	(5,225,517)	(10,255,413)
Class 4	(4,126,123)	(4,711,238)

Total capital share transactions	(9,269,202)	(14,589,452)

Net increase (decrease) in net assets	(2,661,509)	(2,309,782)
Net assets:
Beginning of year	678,742,841	681,052,623

End of year	$676,081,332	$678,742,841

Undistributed net investment income included in net assets:
End of year	$14,092,871	$11,343,159

MGD-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 48.1% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

MGD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $994,862 and the aggregate value of collateral pledged for such contracts was $373,607.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

MGD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	22,957	$477,994	23,387	$453,227
Shares issued in reinvestment of distributions	12,814	252,423	14,414	274,732
Shares redeemed	(31,768)	(647,979)	(17,886)	(350,760)

Net increase (decrease)	4,003	$82,438	19,915	$377,199

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	1,826,753	$36,854,231	1,329,879	$25,305,228
Shares issued in reinvestment of distributions	2,456,708	47,070,528	3,118,420	57,909,060
Shares redeemed	(4,417,680)	(89,150,276)	(4,923,922)	(93,469,701)

Net increase (decrease)	(134,219)	$(5,225,517)	(475,623)	$(10,255,413)

Class 4 Shares:
Shares sold	74,244	$1,535,006	108,847	$2,055,482
Shares issued in reinvestment of distributions	156,592	3,056,678	219,439	4,145,199
Shares redeemed	(423,086)	(8,717,807)	(563,526)	(10,911,919)

Net increase (decrease)	(192,250)	$(4,126,123)	(235,240)	$(4,711,238)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.939% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

MGD-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	—	75,743,000	(75,743,000)	—	$—	$—	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,213,432	$16,793,274
Long term capital gain	36,166,197	45,535,717

	$50,379,629	$62,328,991

Annual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$529,112,187

Unrealized appreciation	$183,894,981
Unrealized depreciation	(45,065,088)

Net unrealized appreciation (depreciation)	$138,829,893

Undistributed ordinary income	$14,464,013
Undistributed long term capital gains	7,754,191

Distributable earnings	$22,218,204

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended December 31, 2017, aggregated $113,780,273 and $154,345,941, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued represents $0. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

MGD-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,775,736	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	5,430,000	4,224,121
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	14,539
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	2,669,960

	Total Restricted Securities (Value is 1.0% of Net Assets)		$8,959,938	$6,908,620

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$701,278	[a]
	Unrealized appreciation on OTC forward exchange contracts	$32,063	Unrealized depreciation on OTC forward exchange contracts	1,013,128

Totals		$32,063		$1,714,406

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(8,773,871)	Forward exchange contracts	$(985,093)
	Futures contracts	(3,805,712)	Futures contracts	(1,276,722)

Totals		$(12,579,583)		$(2,261,815)

For the year ended December 31, 2017, the average month end notional amount of futures contracts, represented $51,502,899. The average month end contract value of forward exchange contracts was $103,659,264.

See Note 1(c) regarding derivative financial instruments.

Annual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

MGD-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$2,684,499		$2,684,499
Diversified Financial Services	8,667,810	—	4,224,121		12,891,931
Software	36,128,876	—	8,810		36,137,686
All Other Equity Investments	569,550,000	—	—		569,550,000
Corporate Notes and Senior Floating Rate
Interests	—	19,397,883	—		19,397,883
Corporate Notes in Reorganization	—	—	—	[c]	—
Companies in Liquidation	—	559,733	136,964	[c]	696,697
Short Term Investments	27,333,882	5,100,000	—		32,433,882

Total Investments in Securities	$641,680,568	$25,057,616	$7,054,394		$673,792,578

Other Financial Instruments:
Forward Exchange Contracts	$—	$32,063	$—		$32,063

Liabilities:
Other Financial Instruments:
Securities Sold Short	$4,169,783	$—	$—		$4,169,783
Futures Contracts	701,278	—	—		701,278
Forward Exchange Contracts	—	1,013,128	—		1,013,128

Total Other Financial Instruments	$4,871,061	$1,013,128	$—		$5,884,189

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, management investments companies as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[d]
Auto Components	$3,025,399		$–	$–	$–	$–	$–	$–	$(340,900)	$2,684,499		$(340,900)
Diversified Financial Services	5,466,782		–	–	–	–	–	–	(1,242,661)	4,224,121		(1,242,661)
Oil, Gas & Consumable Fuels	1,997,775		–	–	–	(1,844,100)	–	–	(153,675)	–		–
Software	–		–	–	9,399	–	–	–	(589)	8,810		(589)
Companies in Liquidation	136,964	[e]	–	–	–	–	(41,276)	41,276	–	136,964	[e]	–

Total	$10,626,920		$–	$–	$9,399	$(1,844,100)	$(41,276)	$41,276	$(1,737,825)	$7,054,394		$(1,584,150)

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks as well as other equity investments.

eIncludes securities determined to have no value.

Annual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2017, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases	[a]

Assets:
Investments in Securities:
Equity Investments:
Auto Components	$2,669,960		Market comparables/ Discounted cash flow	EV / EBITDA multiple	4.1x	Increase

				3 Yr Forward EBITDA Growth Rate	1.01x	Increase

				Discount Rate	10%	Decrease

				Discount for lack of marketability	10%	Decrease	[b]

Diversified Financial Services	4,224,121		Market transaction	Transaction price weighting	100%	Increase

				Discount for deal uncertainty	5.0%	Decrease	[b]

All Other Investments[c]	160,313	[d]

Total	$7,054,394

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

dIncludes securities determined to have no value at December 31, 2017.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization

EV - Enterprise value

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank	USD	United States Dollar	LIBOR	London InterBank Offered Rate

UBSW	UBS AG			TRA	Tax Receivable Agreement Right

MGD-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Global Discovery VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	MGD-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $36,166,197 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 77.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

MGD-34	Annual Report

Franklin Mutual Shares VIP Fund

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+8.35%	+10.43%	+5.05%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	MS-1

FRANKLIN MUTUAL SHARES VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, generated a +21.83% total return for the period under review.1

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MS-2	Annual Report

FRANKLIN MUTUAL SHARES VIP FUND

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.3

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Annual Report	MS-3

FRANKLIN MUTUAL SHARES VIP FUND

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2017, an improving economic and political backdrop helped drive most equity markets higher. The positive performances were broad based, spanning across most regions and sectors, and complemented by minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the US, Europe and Japan, as well as improved industrial commodity prices, most notably crude oil. In addition, the most significant political risks identified by investors heading into 2017 failed to materialize.

In the US, markets began 2017 rallying as investors hoped that a Republican sweep of US elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. Although the Trump administration’s policy agenda was hindered by political gridlock, efforts to loosen federal regulations yielded some results and tax reform legislation was finally passed in late December. Improving economic activity and corporate earnings appeared to be the most meaningful equity market catalysts during much of 2017. However, the modest level of economic growth and low interest rates pushed investors to keep favoring growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +30.21%, while the Russell 1000® Value Index posted a total return of +13.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weightings were technology firms that dominated the headlines: Apple4, Alphabet (a.k.a. Google),4 Microsoft, Amazon.com4 and Facebook.4

European equity markets started 2017 slowly, but positive political events and improved economic data fueled strong performances during the period. Elections in Europe produced outcomes generally regarded as positive economically as far-right parties largely failed to gain political power in national elections. Investors were particularly encouraged by the presidential election outcome in France. The reform-minded, centrist candidate, Emmanuel Macron, won the French presidential election in May and quickly began to push his agenda, most notably labor decrees giving employers in France more say in negotiating contracts directly with workers. Amid

Top 10 Sectors/Industries
12/31/17
% of Total Net Assets
Banks	10.0%
Oil, Gas & Consumable Fuels	8.5%
Media	7.9%
Insurance	7.8%
Pharmaceuticals	7.4%
Software	6.1%
Health Care Equipment & Supplies	4.5%
Tobacco	4.1%
Food & Staples Retailing	4.0%
Communications Equipment	2.7%

all the positive events, the UK remained the most significant outlier. In the UK, a June 2017 snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the UK leaves the European Union (EU) in March 2019 without a negotiated deal, even more likely than before. Although the UK and EU appeared to make some progress late in the year, the snap election results left the Conservative Party in a precarious position and with the risk of another election in the near future.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

After reducing our exposure to the media industry in 2016 and staying on the sidelines for much of 2017, the industry became a significant area of investment interest in the latter stages of the year due to significant structural changes. Since the 1980s, most Americans received their TV entertainment as part of a bundle from a cable provider. Disparate networks were combined and sold as packages, with annual price increases justified by the inclusion of more networks. Consumers rarely had the option to unbundle cable packages and most markets had no direct competition. However, the growth of fixed and mobile broadband connectivity ushered in the opportunity to bypass traditional distributors through the delivery of film and TV content over the internet and the launch of direct-to-consumer offerings by TV networks. The growing popularity of new digital options has driven cable providers to roll out lower-priced packages with fewer channels. This evolution has

4. Not a Fund holding.

MS-4	Annual Report

FRANKLIN MUTUAL SHARES VIP FUND

begun to create winners and losers among networks and new opportunities for investors.

Pay TV subscription among US households peaked in 2009 at close to 100 million homes. Initially, the decline in subscribers was moderate, but has accelerated since 2015, reaching a pace of more than 2% per year in 2017. At first, media companies benefited from digital distribution by using it as an additional outlet for selling content. With the cannibalization of traditional platforms accelerating, media companies have begun to respond. The necessity for greater scale in content development and direct access to consumers is driving investment and merger decisions in the industry. From our standpoint, we are looking for networks with the most attractive content relative to the price they have been charging and may be able to charge in the future.

The Fund initiated a position in Walt Disney in the latter half of 2017. We believe Disney is well positioned to benefit from the evolution toward a more direct-to-consumer distribution model. In our view, Disney has one of the best intellectual property (IP) portfolios in all of media with a stable of globally recognized proprietary characters upon which to build a strong direct-to-consumer franchise. If Disney is successful in its bid to acquire the bulk of Twenty-First Century Fox’s4 content assets, the deal would further strengthen its IP portfolio and its content development scale. As it has done with its own IP, Disney would likely be able to leverage Fox’s content into attractions at its theme parks as well as consumer products. The acquisition would offer potential cost synergies that would likely offset some of the investments in the direct-to-consumer service. Under the leadership of chief executive officer Bob Iger, Disney has been effective in integrating acquired companies and navigating through a changing media landscape. Iger’s commitment to remain at the helm through 2021 strengthens our belief that the company should be able to execute on this opportunity.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly due to less favorable political and regulatory conditions in the US, the UK and China. In the US, several key regulatory agencies remain short of members, including the Federal Communications Commission and the Federal Trade Commission. Many large deals continued to wind their way through prolonged regulatory reviews, including Bayer’s4 acquisition of Monsanto, AT&T’s acquisition of Time Warner, and Twenty-First Century Fox’s offer for Sky.

Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The

Top 10 Holdings
12/31/17
Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, US	3.0%
Merck & Co. Inc. Pharmaceuticals, US	2.8%
Eli Lilly & Co. Pharmaceuticals, US	2.6%
British American Tobacco PLC Tobacco, UK	2.5%
Microsoft Corp. Software, US	2.4%
Time Warner Inc. Media, US	2.2%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.1%
Novartis AG Pharmaceuticals, Switzerland	2.0%
American International Group Inc. Insurance, US	2.0%
Cisco Systems Inc. Communications Equipment, US	2.0%

broad-based decrease in yield differentials between bonds with the same maturity but different credit quality provided the Fund with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several bond offerings related to leveraged acquisitions, as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Turning to Fund performance, top positive contributors included multinational software company Microsoft, construction and mining equipment manufacturer Caterpillar and South Korea-based Samsung Electronics.

Microsoft continued to reap the rewards of its rapidly growing cloud business and from shifting Microsoft Office software clients to its subscription-based services. Microsoft reported solid quarterly results, including an improvement in operating margins and upward guidance to 2018 operating margins. Microsoft also announced a reorganization of its commercial

Annual Report	MS-5

FRANKLIN MUTUAL SHARES VIP FUND

field sales teams in July 2017 as part of its increased focus on cloud computing.

Caterpillar raised its 2017 revenue and earnings guidance on multiple occasions during the year as demand generally improved across all of its divisions. Improved global economic conditions and a rebound in Chinese construction activity were significant catalysts for the increased demand. In September, Caterpillar’s new chief executive officer, Jim Umpleby, hosted an investor day at which he outlined his vision for the company. In particular, the company highlighted significant new growth opportunities in each of its business units, as well as margin targets that exceeded analyst expectations.

Samsung Electronics is a low cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder- friendly actions also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

During the period under review, Fund investments that detracted from performance included US-based energy services company Baker Hughes, US-based industrials company General Electric (GE) and Israel-based pharmaceutical services provider Teva Pharmaceuticals.5

Baker Hughes is a US-based energy services company, majority owned by GE following the completed merger between Baker Hughes and GE’s oil-and-gas business in July 2017. Baker Hughes’ stock price slid lower in 2017 as the environment for long-cycle oil field service projects remained challenging and the newly combined company posted weaker-than-expected operating results. Toward year-end, we saw reasons for optimism as oil prices gained and Baker Hughes announced a $3 billion share repurchase program.

The stock price of GE, a US-based industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity in the power market. Intensifying pressure by activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A dividend cut of 50%, larger than most investors had speculated, was announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions. These negative events have not altered our view that GE has well-positioned businesses. If GE delivers on its plan to improve free cash flow generation and reduce overhead expenses, we believe there is upside potential for its stock price.

Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a US federal court invalidated four patents for the company’s top-selling multiple sclerosis drug Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the US dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

5. Not held at period-end.

MS-6	Annual Report

FRANKLIN MUTUAL SHARES VIP FUND

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	MS-7

FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid /During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,027.70	$5.01	$1,020.27	$4.99	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

MS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.40	$19.48	$22.91	$21.92	$17.45

Income from investment operations[a]:

Net investment income[b]	0.49	0.50	0.44	0.62[c]	0.42

Net realized and unrealized gains (losses)	1.22	2.56	(1.54)	1.01	4.52

Total from investment operations	1.71	3.06	(1.10)	1.63	4.94

Less distributions from:

Net investment income	(0.53)	(0.46)	(0.77)	(0.52)	(0.47)

Net realized gains	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	(1.40)	(2.14)	(2.33)	(0.64)	(0.47)

Net asset value, end of year	$20.71	$20.40	$19.48	$22.91	$21.92

Total return[d]	8.64%	16.35%	(4.69)%	7.38%	28.53%

Ratios to average net assets

Expenses[e,f]	0.72% [g]	0.72% [g]	0.73% [g]	0.73%	0.71%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	2.34%	2.57%	2.00%	2.83%[c]	2.08%

Supplemental data

Net assets, end of year (000’s)	$653,700	$610,395	$643,438	$656,463	$552,163

Portfolio turnover rate	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.08	$19.20	$22.60	$21.63	$17.23

Income from investment operations[a]:

Net investment income[b]	0.43	0.45	0.38	0.58[c]	0.36

Net realized and unrealized gains (losses)	1.20	2.52	(1.51)	0.97	4.46

Total from investment operations	1.63	2.97	(1.13)	1.55	4.82

Less distributions from:

Net investment income	(0.48)	(0.41)	(0.71)	(0.46)	(0.42)

Net realized gains	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	(1.35)	(2.09)	(2.27)	(0.58)	(0.42)

Net asset value, end of year	$20.36	$20.08	$19.20	$22.60	$21.63

Total return[d]	8.35%	16.06%	(4.94)%	7.12%	28.26%

Ratios to average net assets

Expenses[e,f]	0.97% [g]	0.97% [g]	0.98% [g]	0.98%	0.96%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	2.09%	2.32%	1.75%	2.58%[c]	1.83%

Supplemental data

Net assets, end of year (000’s)	$3,476,913	$3,621,358	$3,353,505	$4,218,342	$4,558,547

Portfolio turnover rate	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

MS-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.23	$19.32	$22.72	$21.74	$17.31

Income from investment operations[a]:

Net investment income[b]	0.41	0.44	0.36	0.57[c]	0.34

Net realized and unrealized gains (losses)	1.21	2.53	(1.52)	0.96	4.49

Total from investment operations	1.62	2.97	(1.16)	1.53	4.83

Less distributions from:

Net investment income	(0.45)	(0.38)	(0.68)	(0.43)	(0.40)

Net realized gains	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	(1.32)	(2.06)	(2.24)	(0.55)	(0.40)

Net asset value, end of year	$20.53	$20.23	$19.32	$22.72	$21.74

Total return[d]	8.25%	15.94%	(5.05)%	7.04%	28.05%

Ratios to average net assets

Expenses[e,f]	1.07% [g]	1.07% [g]	1.08% [g]	1.08%	1.06%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [h]

Net investment income	1.99%	2.22%	1.65%	2.48%[c]	1.73%

Supplemental data

Net assets, end of year (000’s)	$122,942	$122,476	$130,978	$158,020	$188,153

Portfolio turnover rate	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Mutual Shares VIP Fund
		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 90.3%
	Aerospace & Defense 0.1%
	BAE Systems PLC	United Kingdom	301,255	$2,331,135

	Auto Components 0.7%
	The Goodyear Tire & Rubber Co.	United States	632,638	20,440,534
a,b,c	International Automotive Components Group Brazil LLC	Brazil	1,730,515	59,331
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	10,133,556

				30,633,421

	Automobiles 1.2%
	General Motors Co.	United States	1,245,430	51,050,176

	Banks 10.0%
	Barclays PLC	United Kingdom	10,534,300	28,893,099
	CIT Group Inc.	United States	757,326	37,283,159
	Citigroup Inc.	United States	892,919	66,442,103
	Citizens Financial Group Inc.	United States	1,870,766	78,534,757
a	FCB Financial Holdings Inc., A	United States	493,723	25,081,128
	Guaranty Bancorp	United States	209,583	5,794,970
	JPMorgan Chase & Co.	United States	733,020	78,389,159
	PNC Financial Services Group Inc.	United States	365,939	52,801,338
	State Bank Financial Corp.	United States	352,200	10,509,648
	Wells Fargo & Co.	United States	698,860	42,399,836

				426,129,197

	Beverages 0.9%
	PepsiCo Inc.	United States	319,942	38,367,445

	Building Products 0.7%
	Johnson Controls International PLC	United States	784,700	29,904,917

	Chemicals 1.1%
a,b,d	Dow Corning Corp., Contingent Distribution	United States	100,000	—
	Monsanto Co.	United States	405,580	47,363,632

				47,363,632

	Communications Equipment 2.7%
	Cisco Systems Inc.	United States	2,183,380	83,623,454
	Nokia OYJ, A	Finland	3,254,727	15,206,154
	Nokia OYJ, ADR	Finland	3,299,845	15,377,278

				114,206,886

	Construction & Engineering 0.6%
	Fluor Corp.	United States	528,682	27,306,425

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	547,060	30,852,309

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	865,370	25,234,189
	Capital One Financial Corp.	United States	436,885	43,505,009

				68,739,198

	Containers & Packaging 2.2%
	International Paper Co.	United States	878,375	50,893,048
	WestRock Co.	United States	643,812	40,695,357

				91,588,405

MS-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 1.1%
	Voya Financial Inc.	United States	959,810	$47,481,801

	Diversified Telecommunication Services 0.7%
	Koninklijke KPN NV	Netherlands	8,378,890	29,234,103

	Electric Utilities 0.5%
	PG&E Corp.	United States	486,543	21,811,723

	Electrical Equipment 1.3%
a	Sensata Technologies Holding NV	United States	1,104,530	56,452,528

	Energy Equipment & Services 0.8%
	Baker Hughes a GE Co., A	United States	1,003,685	31,756,593
a	GulfMark Offshore Inc.	United States	131	3,732
a	GulfMark Offshore Inc., wts., 11/14/24	United States	1,412	1,017

				31,761,342

	Equity Real Estate Investment Trusts (REITs) 1.6%
	Alexander’s Inc.	United States	40,126	15,883,877
	JBG SMITH Properties	United States	195,298	6,782,700
	Vornado Realty Trust	United States	553,396	43,264,499

				65,931,076

	Food & Staples Retailing 4.0%
	CVS Health Corp.	United States	821,861	59,584,922
	The Kroger Co.	United States	2,243,460	61,582,977
a	Rite Aid Corp.	United States	2,439,970	4,806,741
	Walgreens Boots Alliance Inc.	United States	628,158	45,616,834

				171,591,474

	Health Care Equipment & Supplies 4.5%
	Medtronic PLC	United States	1,574,812	127,166,069
	Stryker Corp.	United States	411,591	63,730,750

				190,896,819

	Hotels, Restaurants & Leisure 0.1%
a	Caesars Entertainment Corp.	United States	210,657	2,664,811

	Household Products 0.4%
	Energizer Holdings Inc.	United States	352,892	16,931,758

	Independent Power & Renewable Electricity Producers 0.9%
a	Vistra Energy Corp.	United States	2,184,095	40,012,620

	Industrial Conglomerates 1.4%
	General Electric Co.	United States	3,481,500	60,752,175

	Insurance 7.8%
a	Alleghany Corp.	United States	102,188	60,913,245
	American International Group Inc.	United States	1,405,496	83,739,451
a	Brighthouse Financial Inc.	United States	88,836	5,209,343
	Chubb Ltd.	United States	319,645	46,709,724
	The Hartford Financial Services Group Inc.	United States	622,878	35,055,574
	MetLife Inc.	United States	977,203	49,407,384
	XL Group Ltd.	Bermuda	1,399,492	49,206,139

				330,240,860

Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services 1.8%
	Cognizant Technology Solutions Corp., A	United States	822,270	$58,397,615
	DXC Technology Co.	United States	177,792	16,872,461

				75,270,076

	Machinery 2.0%
	Caterpillar Inc.	United States	293,306	46,219,160
	CNH Industrial NV	United Kingdom	888,427	11,906,491
	CNH Industrial NV, special voting	United Kingdom	1,844,814	24,723,767

				82,849,418

	Media 7.9%
a	Charter Communications Inc., A	United States	239,913	80,601,172
a	DISH Network Corp., A	United States	778,183	37,158,238
	Sky PLC	United Kingdom	3,381,508	46,213,562
	Time Warner Inc.	United States	1,018,288	93,142,803
	The Walt Disney Co.	United States	741,600	79,729,416

				336,845,191

	Metals & Mining 0.9%
	thyssenkrupp AG	Germany	1,071,230	31,122,615
	Warrior Met Coal Inc.	United States	361,612	9,094,542

				40,217,157

	Oil, Gas & Consumable Fuels 8.5%
	Anadarko Petroleum Corp.	United States	1,070,770	57,436,103
	BP PLC	United Kingdom	4,322,322	30,510,416
	Kinder Morgan Inc.	United States	3,158,940	57,082,046
	Marathon Oil Corp.	United States	2,991,878	50,652,495
	Plains All American Pipeline LP	United States	1,058,500	21,847,440
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,798,278	59,948,195
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	927,720	31,070,419
	The Williams Cos. Inc.	United States	1,751,598	53,406,223

				361,953,337

	Pharmaceuticals 7.4%
	Eli Lilly & Co.	United States	1,284,036	108,449,680
	Merck & Co. Inc.	United States	2,101,048	118,225,971
	Novartis AG, ADR	Switzerland	1,026,481	86,183,345

				312,858,996

	Professional Services 0.9%
	RELX PLC	United Kingdom	1,702,110	39,972,906

	Real Estate Management & Development 0.1%
a	VICI Properties Inc.	United States	256,380	5,255,790

	Software 6.1%
a	Avaya Holdings Corp.	United States	998,738	17,527,852
a,b	Avaya Holdings Corp., wts., 12/15/22	United States	91,551	155,736
	CA Inc.	United States	1,429,032	47,558,185
a	Dell Technologies Inc., V	United States	198,331	16,120,344
	Microsoft Corp.	United States	1,213,547	103,806,810
	Symantec Corp.	United States	2,620,561	73,532,942

				258,701,869

MS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 2.4%
	Hewlett Packard Enterprise Co.	United States	2,069,667	$29,720,418
	Samsung Electronics Co. Ltd.	South Korea	30,092	71,834,562

				101,554,980

	Tobacco 4.1%
	Altria Group Inc.	United States	638,788	45,615,851
	British American Tobacco PLC	United Kingdom	1,156,721	78,385,871
	British American Tobacco PLC, ADR	United Kingdom	446,833	29,933,343
	Imperial Brands PLC	United Kingdom	487,268	20,833,264

				174,768,329

	Wireless Telecommunication Services 0.6%
	Vodafone Group PLC	United Kingdom	8,229,954	26,118,233

	Total Common Stocks and Other Equity Interests (Cost $2,789,021,935)			3,840,602,518

	Management Investment Companies (Cost $21,403,790) 0.5%
	Diversified Financial Services 0.5%
a	Altaba Inc.	United States	326,600	22,813,010

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 2.8%
e,f	Belk Inc., Closing Date Term Loan, 6.099%, (LIBOR + 4.75%), 12/12/22	United States	$5,709,031	4,687,355
e,f	Cumulus Media Holdings Inc., Term Loans, 4.82%, (LIBOR + 3.25%), 12/23/20	United States	15,700,807	13,561,572
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	22,633,000	17,172,789
	senior note, 11.00%, 9/15/25	United States	25,535,000	18,895,900
	iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	19,770,627
	[e,f]Tranche D Term Loan, 8.443%, (LIBOR + 6.75%), 1/30/19	United States	34,746,619	26,219,208
	[e,f] Tranche E Term Loan, 9.193%, (LIBOR + 7.50%), 7/30/19	United States	11,168,253	8,399,453
e,f	Toys R US-Delaware Inc., (DIP), 10.319%, (LIBOR + 8.75%), 1/18/19	United States	11,760,462	12,054,473

	Total Corporate Notes and Senior Floating Rate Interests (Cost $143,678,975)			120,761,377

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.3%
b,c,g	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
e,f,g	Toys R US-Delaware Inc., Term B-4 Loan, 5.033%, (LIBOR + 4.375%), 4/24/20	United States	21,079,272	10,434,240

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $20,352,434)			10,434,240

			Shares
	Companies in Liquidation 0.2%
a,b,d	Avaya Holdings Corp., Contingent Distribution	United States	30,319,000	—
a,b,d	Avaya Inc., Contingent Distribution	United States	34,518,267	—
a,b,c,h	CB FIM Coinvestors LLC	United States	6,400,507	—

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Companies in Liquidation (continued)
a,b,c	FIM Coinvestor Holdings I, LLC	United States	8,006,950	$—
a,i	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	3,198,105
a,b,d	Tribune Media, Litigation Trust, Contingent Distribution	United States	394,551	—
a,b,d	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	129,926,405	1,507,147
a	Vistra Energy Corp., Litigation Trust, TRA	United States	2,184,095	1,911,083

	Total Companies in Liquidation (Cost $21,025,005)			6,616,335

	Total Investments before Short Term Investments (Cost $2,995,482,139)			4,001,227,480

			Principal Amount
	Short Term Investments 6.4%
	U.S. Government and Agency Securities 6.4%
j	FHLB, 1/02/18	United States	$25,000,000	25,000,000
j	U.S. Treasury Bill,
	1/02/18 - 4/26/18	United States	204,700,000	204,390,768
	[k]3/22/18 - 5/10/18	United States	45,000,000	44,818,214

	Total U.S. Government and Agency Securities (Cost $274,243,108)			274,208,982

	Total Investments (Cost $3,269,725,247) 100.5%			4,275,436,462
	Securities Sold Short (0.6)%			(26,139,611)
	Other Assets, less Liabilities 0.1%			4,258,836

	Net Assets 100.0%			$4,253,555,687

			Shares
l	Securities Sold Short (0.6)%
	Common Stocks (0.6)%
	Diversified Telecommunication Services (0.1)%
	AT&T Inc.	United States	150,874	(5,865,981)

	Internet Software & Services (0.5)%
	Alibaba Group Holding Ltd., ADR	China	117,576	(20,273,630)

	Total Securities Sold Short (Proceeds $26,402,531)			$(26,139,611)

MS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSee Note 7 regarding credit risk and defaulted securities.

hSee Note 10 regarding holdings of 5% voting securities.

iBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2017, the aggregate value of these securities and/or cash pledged amounted to $44,639,398, representing 1.0% of net assets.

lSee Note 1(d) regarding securities sold short.

Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	478	$72,151,113	3/19/18	$(1,288,959)
GBP/USD	Short	1,341	113,624,606	3/19/18	(806,439)

Total Futures Contracts					$(2,095,398)

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	HSBK	Buy	9,390,689,935	$8,629,116	1/12/18	$171,026	$—
South Korean Won	HSBK	Sell	60,812,380,271	54,073,226	1/12/18	—	(2,914,874)
South Korean Won	UBSW	Sell	24,816,391,664	22,106,817	1/12/18	—	(1,148,957)
British Pound	BOFA	Sell	910,686	1,222,628	2/14/18	—	(9,110)
British Pound	HSBK	Sell	207,121	280,444	2/14/18	305	—
British Pound	HSBK	Sell	2,050,359	2,747,842	2/14/18	—	(25,348)
British Pound	UBSW	Sell	68,465,138	92,143,122	2/14/18	—	(458,646)
Euro	HSBK	Sell	387,000	466,485	2/20/18	696	—
Euro	HSBK	Sell	82,295,834	97,611,500	2/20/18	—	(1,438,852)

Total Forward Exchange Contracts						$172,027	$(5,995,787)

Net unrealized appreciation (depreciation)							$(5,823,760)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MS-32.

MS-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,269,725,247

Value - Unaffiliated issuers	$4,275,436,462
Cash	1,114,203
Foreign currency, at value (cost $1,946,373)	1,953,602
Receivables:
Investment securities sold	2,771,374
Capital shares sold	298,031
Dividends and interest	9,248,355
European Union tax reclaims	1,369,360
Deposits with brokers for:
Securities sold short	26,749,447
Futures contracts	3,582,210
Unrealized appreciation on OTC forward exchange contracts	172,027
Other assets	507

Total assets	4,322,695,578

Liabilities:
Payables:
Investment securities purchased	29,062,433
Capital shares redeemed	2,367,780
Management fees	2,466,336
Distribution fees	1,501,308
Variation margin on futures contracts	1,060,037
Securities sold short, at value (proceeds $26,402,531)	26,139,611
Unrealized depreciation on OTC forward exchange contracts	5,995,787
Accrued expenses and other liabilities	546,599

Total liabilities	69,139,891

Net assets, at value	$4,253,555,687

Net assets consist of:
Paid-in capital	$3,028,860,655
Undistributed net investment income	89,531,283
Net unrealized appreciation (depreciation)	998,122,229
Accumulated net realized gain (loss)	137,041,520

Net assets, at value	$4,253,555,687

Class 1:
Net assets, at value	$653,700,019

Shares outstanding	31,567,035

Net asset value and maximum offering price per share	$20.71

Class 2:
Net assets, at value	$3,476,913,434

Shares outstanding	170,739,831

Net asset value and maximum offering price per share	$20.36

Class 4:
Net assets, at value	$122,942,234

Shares outstanding	5,987,446

Net asset value and maximum offering price per share	$20.53

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Mutual Shares VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$108,688,935
Interest:
Unaffiliated issuers	22,725,455
Income from securities loaned (net of fees and rebates)	550,873
Other income (Note 1g)	159,460

Total investment income	132,124,723

Expenses:
Management fees (Note 3a)	29,718,351
Distribution fees: (Note 3c)
Class 2	8,891,495
Class 4	422,768
Custodian fees (Note 4)	107,459
Reports to shareholders	475,250
Professional fees	502,408
Trustees’ fees and expenses	18,570
Other	250,733

Total expenses	40,387,034
Expense reductions (Note 4)	(6,728)
Expenses waived/paid by affiliates (Note 3e)	(10,554)

Net expenses	40,369,752

Net investment income	91,754,971

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	200,709,186
Realized gain distributions from REITs	15,087
Foreign currency transactions	603,059
Forward exchange contracts	(19,285,260)
Futures contracts	(11,685,578)
Securities sold short	(346,179)

Net realized gain (loss)	170,010,315

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	100,306,952
Translation of other assets and liabilities denominated in foreign currencies	208,022
Forward exchange contracts	(9,236,738)
Futures contracts	(4,720,495)
Securities sold short	185,989

Net change in unrealized appreciation (depreciation)	86,743,730

Net realized and unrealized gain (loss)	256,754,045

Net increase (decrease) in net assets resulting from operations	$348,509,016

*Foreign taxes withheld on dividends	$2,214,608

MS-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$91,754,971	$96,857,347
Net realized gain (loss)	170,010,315	177,041,416
Net change in unrealized appreciation (depreciation)	86,743,730	340,244,965

Net increase (decrease) in net assets resulting from operations	348,509,016	614,143,728

Distributions to shareholders from:
Net investment income:
Class 1	(15,730,869)	(12,783,421)
Class 2	(79,241,750)	(69,990,186)
Class 4	(2,544,123)	(2,230,613)
Net realized gains:
Class 1	(25,751,420)	(46,218,042)
Class 2	(143,703,429)	(288,327,268)
Class 4	(4,873,893)	(9,935,345)

Total distributions to shareholders	(271,845,484)	(429,484,875)

Capital share transactions: (Note 2)
Class 1	32,173,830	(54,403,896)
Class 2	(207,728,869)	110,574,611
Class 4	(1,780,903)	(14,522,761)

Total capital share transactions	(177,335,942)	41,647,954

Net increase (decrease) in net assets	(100,672,410)	226,306,807
Net assets:
Beginning of year	4,354,228,097	4,127,921,290

End of year	$4,253,555,687	$4,354,228,097

Undistributed net investment income included in net assets:
End of year	$89,531,283	$88,221,627

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

MS-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible,

Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $5,823,760 and the aggregate value of collateral pledged for such contracts was $4,728,007.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

MS-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,282,225	$47,514,985	2,468,008	$48,112,430
Shares issued in reinvestment of distributions	2,083,490	41,482,289	3,058,655	59,001,463
Shares redeemed	(2,721,619)	(56,823,444)	(8,638,060)	(161,517,789)

Net increase (decrease)	1,644,096	$32,173,830	(3,111,397)	$(54,403,896)

Class 2 Shares:
Shares sold	5,279,163	$107,845,830	19,363,703	$382,884,835
Shares issued in reinvestment of distributions	11,374,754	222,945,179	18,848,893	358,317,454
Shares redeemed	(26,252,304)	(538,519,878)	(32,549,983)	(630,627,678)

Net increase (decrease)	(9,598,387)	$(207,728,869)	5,662,613	$110,574,611

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	730,910	$15,136,184	203,267	$3,894,989
Shares issued in reinvestment of distributions	375,216	7,418,016	634,967	12,165,958
Shares redeemed	(1,172,050)	(24,335,103)	(1,564,342)	(30,583,708)

Net increase (decrease)	(65,924)	$(1,780,903)	(726,108)	$(14,522,761)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.688% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on Fund’s average net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	—	217,627,000	(217,627,000)	—	$—	$—	$—	$—

f. Other Affiliated Transactions

At December 31, 2017, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.8% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$129,070,184	$96,662,744
Long term capital gain	142,775,300	332,822,131

	$271,845,484	$429,484,875

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,253,802,491

Unrealized appreciation	$1,247,621,289
Unrealized depreciation	(260,039,708)

Net unrealized appreciation (depreciation)	$987,581,581

Undistributed ordinary income	$94,042,307
Undistributed long term capital gains	144,824,979

Distributable earnings	$238,867,286

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, defaulted securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2017, aggregated $735,233,677 and $966,513,173, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $10,434,240 representing 0.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC.	1/15/09 - 6/02/09	—	—

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

8. Restricted Securities (continued)

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	59,331
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	10,133,556

	Total Restricted Securities (Value is 0.2% of Net Assets)		$13,742,581	$10,192,887

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$2,095,398[a]
	Unrealized appreciation on OTC forward exchange contracts	172,027	Unrealized depreciation on OTC forward exchange contracts	5,995,787

Totals		$172,027		$8,091,185

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(19,285,260)	Forward exchange contracts	$(9,236,738)
	Futures contracts	(11,685,578)	Futures contracts	(4,720,495)

Totals		$(30,970,838)		$(13,957,233)

For the year ended December 31, 2017, the average month end notional amount of futures contracts represented $176,696,050. The average month end contract value of forward exchange contracts was $298,156,571.

See Notes 1(c) regarding derivative financial instruments.

MS-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.0% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$20,440,534	$—	$10,192,887		$30,633,421
Machinery	58,125,651	24,723,767	—		82,849,418
Software	258,546,133	—	155,736		258,701,869
All Other Equity Investments	3,491,230,820	—	—	[c]	3,491,230,820
Corporate Notes and Senior Floating Rate Interests	—	120,761,377	—		120,761,377
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	10,434,240	—	[c]	10,434,240
Companies in Liquidation	—	5,109,188	1,507,147	[c]	6,616,335
Short Term Investments	249,208,982	25,000,000	—		274,208,982

Total Investments in Securities	$4,077,552,120	$186,028,572	$11,855,770		$4,275,436,462

Other Financial Instruments:
Forward Exchange Contracts	$—	$172,027	$—		$172,027

Liabilities:
Other Financial Instruments:
Securities Sold Short	$26,139,611	$—	$—		$26,139,611
Futures Contracts	2,095,398	—	—		2,095,398
Forward Exchange Contracts	—	5,995,787	—		5,995,787

Total Other Financial Instruments	$28,235,009	$5,995,787	$—		$34,230,796

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks, management investment companies as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	DIP	Debtor-In-Possession

UBSW	UBS AG	USD	United States Dollar	FHLB	Federal Home Loan Bank

				LIBOR	London InterBank Offered Rate

				REIT	Real Estate Investment Trust

				TRA	Tax Receivable Agreement Right

MS-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Shares VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $142,775,300 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 59.27% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

MS-34	Annual Report

Franklin Rising Dividends VIP Fund

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+20.56%	+13.70%	+8.82%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 rose +21.83% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.2 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the S&P 500 Index, generated a +21.83% total return for the period.1

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the fiscal year ended December 31, 2017, some holdings that contributed to absolute performance included Albemarle, Microsoft and Roper Technologies.

Shares of Albemarle, a specialty chemicals producer, experienced strong growth during the period as the company continued to report solid performance in its lithium business. Periodic market concerns regarding the possibility of excess lithium supply were more than offset by the industry consensus that pointed to demand outpacing supply growth. Analysts believe that demand for lithium battery technology could benefit from growth in electric vehicles. Management continued to focus on expanding the company’s market-leading position in lithium. The company has increased its dividend for 23 consecutive years.

Microsoft, a software and information technology (IT) services company, saw its shares move higher in 2017 as the company’s cloud-based initiatives continued to deliver solid results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, prudent expense management and better margins in the hardware business led to better operating results and earnings-per-share growth, which exceeded consensus expectations. The company has raised its dividend for 14 consecutive years.

Roper Technologies, a diversified industrial company, enjoyed significant stock price appreciation in 2017 after reporting robust financial results during the period. The company posted strong organic growth across all four of its segments, with the industrial technology and energy segments leading the way. This performance drove better-than-expected operating results. The company is confident about its business plans heading into 2018 and expects to continue to achieve strong operating results. The company has grown its dividend for 25 consecutive years.

Conversely, some holdings that detracted from absolute performance included Schlumberger, Matthews International and Walgreens Boots Alliance.

Shares of Schlumberger, a global oilfield services company, were weak during the period due to ongoing industry

Portfolio Composition

Based on Total Net Assets as of 12/31/17

uncertainty about oil inventory surpluses and the prospect of a sustainable recovery in oil prices. Activity in the oil and gas services industry typically lags that of oil and gas producers, and the current concerns about the sustainability of production

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

activity has led to cautious sentiment about services companies. Schlumberger continued to perform well despite a challenging environment, and we believe that it could be well-positioned to benefit from the recent oil price recovery. The company has raised its dividend for five consecutive years.

Shares of Matthews International, a small industrial conglomerate, declined steadily during the fiscal year. Mixed performance, with several lackluster quarters driven by weakness in casket sales and softer North American and European markets for the SGK segment hurt earnings. We believe that possible stabilization in these markets, as well as possible innovation and new market-driven growth opportunities, could position Matthews for better performance going forward. In addition, we believe the company’s lower operating expenses going forward could improve profitability. Matthews has raised its dividend for 23 consecutive years.

Shares of Walgreens Boots Alliance, a retail drugstore operator, declined in the latter half of the period due to investor concerns about Amazon entering the retail pharmacy industry. The company’s proposed acquisition of Rite Aid, which experienced significant delays and changes, were finalized in 2017. The Rite Aid integration process now underway could, in our opinion, start to deliver on synergies and improve store productivity. Also, the company’s beauty assortment and health care services initiatives could drive growth and improve profitability. Walgreens has increased its dividend for 42 years.

During the period, the Fund initiated a new position in Comcast, a telecommunications conglomerate (nine consecutive years of dividend increases). We added to existing positions including Analog Devices, an integrated circuits manufacturer (14 consecutive years of dividend increases), Accenture, a management consultant and professional services company (12 consecutive years of dividend increases) and Texas Instruments, a semiconductor designer and manufacturer (14 consecutive years of dividend increases), among others.

We exited positions in Hillenbrand, Qualcomm and Bemis, among others. We also reduced several holdings including Dover, United Technologies and Arthur J Gallagher & Company during the period.

Our 10 largest positions on December 31, 2017, represented 35.0% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 29 years in a row and by 267% over the past 10 years. Their most recent year-over-year dividend increases averaged 8.4%

Top 10 Holdings
12/31/17
Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	5.0%
Albemarle Corp. Materials	4.6%
Roper Technologies Inc. Industrial Conglomerates	4.6%
Stryker Corp. Health Care Equipment & Services	3.4%
Praxair Inc. Materials	3.2%
Becton, Dickinson and Co. Health Care Equipment & Services	3.2%
Accenture PLC Software & Services	2.8%
Air Products and Chemicals Inc. Materials	2.8%
West Pharmaceutical Services Inc. Health Care Equipment & Services	2.8%
Dover Corp. Machinery	2.6%

with a yield of 1.5% on December 31, 2017, and a dividend payout ratio of 34.4%, based on estimates of calendar year 2018 operating earnings estimates. The average price/earnings ratio was 24.1 times calendar year 2018 estimates versus 18.3 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17	[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,114.30	$4.64		$1,020.82	$4.43	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FRD-5

FRD1 P1 P2 P4 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUSES

DATED MAY 1, 2017

OF

FRANKLIN RISING DIVIDENDS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FRD-S4 is revised as follows:

Portfolio Managers

Donald G. Taylor, CPA President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

Nicholas P. B. Getaz, CFA Research Analyst of Advisory Services and portfolio manager of the Fund since 2014.

II.  In the Fund Details, under the heading “Management”, the portfolio manager information on page FRD-D6 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Donald G. Taylor, CPA

President and Chief Investment Officer of Advisory Services

Mr. Taylor has been the lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Nicholas P. B. Getaz, CFA

Research Analyst of Advisory Services

Mr. Getaz has been portfolio manager of the Fund since 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

Please retain this supplement with your prospectus for future reference.

FRD-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.51	$25.26	$29.63	$28.14	$22.03

Income from investment operations[a]:

Net investment income[b]	0.40	0.42	0.45	0.45	0.40

Net realized and unrealized gains (losses)	4.76	3.45	(1.33)	2.03	6.16

Total from investment operations	5.16	3.87	(0.88)	2.48	6.56

Less distributions from:

Net investment income	(0.48)	(0.44)	(0.48)	(0.44)	(0.45)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(1.46)	(3.62)	(3.49)	(0.99)	(0.45)

Net asset value, end of year	$29.21	$25.51	$25.26	$29.63	$28.14

Total return[c]	20.85%	16.33%	(3.42)%	9.01%	30.05%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.63%	0.63%	0.62%	0.61%

Expenses net of waiver and payments by affiliates	0.62%[d,e]	0.62%[d]	0.63%[e]	0.62%[e]	0.61%

Net investment income	1.49%	1.67%	1.65%	1.58%	1.59%

Supplemental data

Net assets, end of year (000’s)	$216,015	$181,072	$143,376	$160,480	$168,380

Portfolio turnover rate	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.89	$24.72	$29.06	$27.62	$21.64

Income from investment operations[a]:

Net investment income[b]	0.33	0.35	0.37	0.37	0.33

Net realized and unrealized gains (losses)	4.63	3.37	(1.29)	1.99	6.04

Total from investment operations	4.96	3.72	(0.92)	2.36	6.37

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.41)	(0.37)	(0.39)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(1.39)	(3.55)	(3.42)	(0.92)	(0.39)

Net asset value, end of year	$28.46	$24.89	$24.72	$29.06	$27.62

Total return[c]	20.56%	16.04%	(3.65)%	8.72%	29.69%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.87%	0.88%	0.88%	0.87%	0.86%

Expenses net of waiver and payments by affiliates	0.87%[d,e]	0.87%[d]	0.88%[e]	0.87%[e]	0.86%

Net investment income	1.24%	1.42%	1.40%	1.33%	1.34%

Supplemental data

Net assets, end of year (000’s)	$1,640,883	$1,530,374	$1,310,783	$1,667,816	$1,752,012

Portfolio turnover rate	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.98	$24.81	$29.19	$27.76	$21.78

Income from investment operations[a]:

Net investment income[b]	0.30	0.32	0.35	0.35	0.32

Net realized and unrealized gains (losses)	4.65	3.39	(1.31)	2.00	6.07

Total from investment operations	4.95	3.71	(0.96)	2.35	6.39

Less distributions from:

Net investment income	(0.41)	(0.36)	(0.41)	(0.37)	(0.41)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(1.39)	(3.54)	(3.42)	(0.92)	(0.41)

Net asset value, end of year	$28.54	$24.98	$24.81	$29.19	$27.76

Total return[c]	20.40%	15.93%	(3.75)%	8.62%	29.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%	0.98%	0.98%	0.97%	0.96%

Expenses net of waiver and payments by affiliates	0.97%[d,e]	0.97%[d]	0.98%[e]	0.97%[e]	0.96%

Net investment income	1.14%	1.32%	1.30%	1.23%	1.24%

Supplemental data

Net assets, end of year (000’s)	$36,407	$28,579	$20,453	$15,503	$12,028

Portfolio turnover rate	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Rising Dividends VIP Fund
	Shares	Value

Common Stocks 98.7%
Aerospace & Defense 3.8%
General Dynamics Corp.	157,911	$32,126,993
United Technologies Corp.	306,211	39,063,337

		71,190,330

Building Products 1.7%
Johnson Controls International PLC	848,653	32,342,166
Commercial & Professional Services 4.0%
ABM Industries Inc.	735,766	27,753,093
Brady Corp., A	93,079	3,527,694
Cintas Corp.	194,675	30,336,205
Matthews International Corp., A	251,442	13,276,138

		74,893,130

Consumer Durables & Apparel 2.1%
Leggett & Platt Inc.	260,600	12,438,438
NIKE Inc., B	445,100	27,841,005

		40,279,443

Consumer Services 2.1%
McDonald’s Corp.	196,045	33,743,265
Yum! Brands Inc.	72,900	5,949,369

		39,692,634

Diversified Financials 0.5%
State Street Corp.	106,800	10,424,748

Energy 6.3%
Chevron Corp.	252,900	31,660,551
EOG Resources Inc.	33,600	3,625,776
Exxon Mobil Corp.	358,500	29,984,940
Occidental Petroleum Corp.	370,790	27,312,391
Schlumberger Ltd.	398,000	26,821,220

		119,404,878

Food & Staples Retailing 3.5%
CVS Health Corp.	232,700	16,870,750
Wal-Mart Stores Inc.	269,500	26,613,125
Walgreens Boots Alliance Inc.	306,800	22,279,816

		65,763,691

Food, Beverage & Tobacco 5.0%
Archer-Daniels-Midland Co.	489,200	19,607,136
Bunge Ltd.	307,700	20,640,516
McCormick & Co. Inc.	208,900	21,288,999
PepsiCo Inc.	279,500	33,517,640

		95,054,291

Health Care Equipment & Services 14.1%
Abbott Laboratories	636,100	36,302,227
Becton, Dickinson and Co.	286,600	61,349,596
DENTSPLY SIRONA Inc.	65,900	4,338,197
Medtronic PLC	598,800	48,353,100
Stryker Corp.	412,800	63,917,952
West Pharmaceutical Services Inc.	527,618	52,060,068

		266,321,140

FRD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Household & Personal Products 2.4%
Colgate-Palmolive Co.	202,300	$15,263,535
The Procter & Gamble Co.	322,600	29,640,488

		44,904,023

Industrial Conglomerates 7.3%
Carlisle Cos. Inc.	101,061	11,485,583
Honeywell International Inc.	257,900	39,551,544
Roper Technologies Inc.	333,043	86,258,137

		137,295,264

Insurance 3.8%
Aflac Inc.	265,800	23,331,924
Arthur J. Gallagher & Co.	405,700	25,672,696
Erie Indemnity Co., A	162,347	19,780,359
Old Republic International Corp.	48,308	1,032,825
RLI Corp.	31,500	1,910,790

		71,728,594

Machinery 5.5%
Donaldson Co. Inc.	299,268	14,649,169
Dover Corp.	483,976	48,876,736
Pentair PLC (United Kingdom)	569,700	40,232,214

		103,758,119

Materials 12.7%
Air Products and Chemicals Inc.	318,400	52,243,072
Albemarle Corp.	678,700	86,798,943
Ecolab Inc.	115,600	15,511,208
Nucor Corp.	386,855	24,596,241
Praxair Inc.	397,660	61,510,049

		240,659,513

Media 1.5%
Comcast Corp., A	286,000	11,454,300
John Wiley & Sons Inc., A	261,000	17,160,750

		28,615,050

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
AbbVie Inc.	192,700	18,636,017
Johnson & Johnson	338,300	47,267,276
Perrigo Co. PLC	180,500	15,732,380
Pfizer Inc.	550,600	19,942,732
Roche Holding AG, ADR (Switzerland)	25,000	789,500

		102,367,905

Retailing 3.1%
The Gap Inc.	501,400	17,077,684
Ross Stores Inc.	185,000	14,846,250
Target Corp.	164,600	10,740,150
Tiffany & Co.	161,500	16,787,925

		59,452,009

Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 4.8%
	Analog Devices Inc.	432,437	$38,499,866
	Texas Instruments Inc.	438,900	45,838,716
	Versum Materials Inc.	182,000	6,888,700

			91,227,282

	Software & Services 8.4%
	Accenture PLC, A	350,400	53,642,736
	Microsoft Corp.	1,107,900	94,769,766
	Visa Inc., A	89,500	10,204,790

			158,617,292

	Trading Companies & Distributors 0.3%
	W.W. Grainger Inc.	28,100	6,638,625

	Transportation 0.4%
	United Parcel Service Inc., B	64,800	7,720,920

	Total Common Stocks (Cost $944,832,449)		1,868,351,047

	Short Term Investments (Cost $13,833,792) 0.7%
	Money Market Funds 0.7%
a,b	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	13,833,792	13,833,792

	Total Investments (Cost $958,666,241) 99.4%		1,882,184,839
	Other Assets, less Liabilities 0.6%		11,121,165

	Net Assets 100.0%		$1,893,306,004

See Abbreviations on page FRD-22.

aSee Note 3(e) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day yield at period end.

FRD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$944,832,449
Cost - Non-controlled affiliates (Note 3e)	13,833,792

Value - Unaffiliated issuers	$1,868,351,047
Value - Non-controlled affiliates (Note 3e)	13,833,792

Receivables:
Investment securities sold	11,106,317
Capital shares sold	194,104
Dividends	2,787,004
Other assets	203

Total assets	1,896,272,467

Liabilities:
Payables:
Capital shares redeemed	1,133,171
Management fees	959,095
Distribution fees	703,778
Accrued expenses and other liabilities	170,419

Total liabilities	2,966,463

Net assets, at value	$1,893,306,004

Net assets consist of:
Paid-in capital	$842,423,016
Undistributed net investment income	18,555,375
Net unrealized appreciation (depreciation)	923,518,598
Accumulated net realized gain (loss)	108,809,015

Net assets, at value	$1,893,306,004

Class 1:
Net assets, at value	$216,015,393

Shares outstanding	7,395,750

Net asset value and maximum offering price per share	$29.21

Class 2:
Net assets, at value	$1,640,883,401

Shares outstanding	57,661,197

Net asset value and maximum offering price per share	$28.46

Class 4:
Net assets, at value	$36,407,210

Shares outstanding	1,275,453

Net asset value and maximum offering price per share	$28.54

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Rising Dividends VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$38,063,105
Non-controlled affiliates (Note 3e)	89,268

Total investment income	38,152,373

Expenses:
Management fees (Note 3a)	10,923,258
Distribution fees: (Note 3c)
Class 2	3,944,845
Class 4	112,390
Custodian fees (Note 4)	16,040
Reports to shareholders	175,600
Professional fees	83,829
Trustees’ fees and expenses	7,614
Other	71,115

Total expenses	15,334,691
Expense reductions (Note 4)	(433)
Expenses waived/paid by affiliates (Note 3e)	(64,042)

Net expenses	15,270,216

Net investment income	22,882,157

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	108,533,033
Foreign currency transactions	196

Net realized gain (loss)	108,533,229

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	207,698,448

Net realized and unrealized gain (loss)	316,231,677

Net increase (decrease) in net assets resulting from operations	$339,113,834

*Foreign taxes withheld on dividends	$4,506

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$22,882,157	$23,756,244
Net realized gain (loss)	108,533,229	65,501,800
Net change in unrealized appreciation (depreciation)	207,698,448	155,534,476

Net increase (decrease) in net assets resulting from operations	339,113,834	244,792,520

Distributions to shareholders from:
Net investment income:
Class 1	(3,388,715)	(2,718,521)
Class 2	(24,052,908)	(20,665,957)
Class 4	(476,793)	(304,600)
Net realized gains:
Class 1	(7,011,086)	(19,761,965)
Class 2	(57,291,559)	(177,746,237)
Class 4	(1,158,380)	(2,696,441)

Total distributions to shareholders	(93,379,441)	(223,893,721)

Capital share transactions: (Note 2)
Class 1	7,492,496	33,560,724
Class 2	(103,411,809)	203,254,702
Class 4	3,465,199	7,699,850

Total capital share transactions	(92,454,114)	244,515,276

Net increase (decrease) in net assets	153,280,279	265,414,075
Net assets:
Beginning of year	1,740,025,725	1,474,611,650

End of year	$1,893,306,004	$1,740,025,725

Undistributed net investment income included in net assets:
End of year	$18,555,375	$23,924,204

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

FRD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	968,022	$25,981,840	1,408,862	$34,658,685
Shares issued in reinvestment of distributions	394,680	10,399,801	944,162	22,480,486
Shares redeemed	(1,064,640)	(28,889,145)	(931,787)	(23,578,447)

Net increase (decrease)	298,062	$7,492,496	1,421,237	$33,560,724

Class 2 Shares:
Shares sold	2,058,817	$54,342,881	9,423,278	$238,665,574
Shares issued in reinvestment of distributions	3,163,923	81,344,467	8,526,523	198,412,194
Shares redeemed	(9,039,170)	(239,099,157)	(9,496,533)	(233,823,066)

Net increase (decrease)	(3,816,430)	$(103,411,809)	8,453,268	$203,254,702

Class 4 Shares:
Shares sold	269,622	$7,129,389	404,421	$9,995,211
Shares issued in reinvestment of distributions	63,379	1,635,173	128,469	3,001,041
Shares redeemed	(201,530)	(5,299,363)	(213,254)	(5,296,402)

Net increase (decrease)	131,471	$3,465,199	319,636	$7,699,850

FRD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective November 1, 2017, Advisers began serving as the Fund’s investment manager. Prior to November 1, 2017, Advisory Services served as the Fund’s investment manager.

Effective May 1, 2017, the Fund pays an investment management fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

Prior to May 1, 2017, the Fund paid fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.603% of the Fund’s average daily net assets.

b. Administrative Fees

Effective November 1, 2017, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to November 1, 2017, the fee was paid by Advisory Services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio, 0.89%	14,889,095	138,929,679	(139,984,982)	13,833,792	$13,833,792	$89,268	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$27,931,719	$23,726,865
Long term capital gain	65,447,722	200,166,856

	$93,379,441	$223,893,721

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$962,987,677

Unrealized appreciation	$953,749,645
Unrealized depreciation	(34,552,483)

Net unrealized appreciation (depreciation)	$919,197,162

Undistributed ordinary income	$28,674,500
Undistributed long term capital gains	103,011,323

Distributable earnings	$131,685,823

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $60,155,942 and $229,451,753, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

8. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FRD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Rising Dividends VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Rising Dividends VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FRD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $65,447,722 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

FRD-24	Annual Report

Franklin Small Cap Value VIP Fund

We are pleased to bring you Franklin Small Cap Value VIP Fund’s annual report for the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+10.65%	+12.82%	+8.73%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a +7.84% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.2 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the Standard & Poor’s® 500 Index, generated a +21.83% total return for the period.1

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

For the fiscal year ended December 31, 2017, some contributors to absolute Fund performance included MKS Instruments, BRP and Simpson Manufacturing.

MKS Instruments provides subsystems solutions and instruments to the semiconductor and other advanced manufacturing industries. During the period, MKS benefited from strong industry trends, while its operating model improvements drove its target profitability progressively higher. These factors, combined with the firm’s diversification away from semiconductors through the acquisition of laser manufacturer Newport and the paydown of its debt, led to higher market valuations.

BRP is a leading manufacturer of power-sport vehicles and equipment, primarily for the off-road, snowmobile and personal watercraft markets. BRP reported strong financial performance during the year, exceeding earnings-per-share estimates and raising its full-year outlook. New product introductions of side-by-side off-road vehicles and a significantly weakened competitor drove sales and market share gains. BRP also completed a large share repurchase program and initiated its first-ever quarterly dividend, signaling confidence in its business model.

Simpson Manufacturing, a manufacturer of building products, saw its share price appreciate during the period due to continued demand from its principal end market, residential housing. Simpson also announced a long-term operational plan in October 2017. The plan calls for Simpson to expand margins through cost cuts, better free cash flow from improvements in inventory management and increased returns to shareholders through a combination of dividends and share repurchases.

Detractors from absolute Fund performance included Oil States International, Aspen Insurance Holdings and Photronics.

Portfolio Composition

Based on Total Net Assets as of 12/31/17

Oil States International is a provider of onshore and offshore well completion services, as well as deep-water connection products and services. Strong demand for onshore well completion products was unable to compensate for weaker-than-expected orders in its more profitable offshore products business, due to low crude oil prices that persisted throughout most of the period.

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings
12/31/17

Company Sector/Industry	% of Total Net Assets
First Horizon National Corp. Banks	2.9%
Chemical Financial Corp. Banks	2.7%
Old Republic International Corp. Insurance	2.7%
Simpson Manufacturing Co. Inc. Building Products	2.5%
Spirit Airlines Inc. Transportation	2.5%
Columbia Banking System Inc. Banks	2.4%
The Hanover Insurance Group Inc. Insurance	2.4%
AAR Corp. Aerospace & Defense	2.2%
Spire Inc. Utilities	2.1%
Brinker International Inc. Consumer Services	2.1%

Shares of Aspen Insurance Holdings, a global insurance and reinsurance provider, declined due to above-average catastrophe losses from hurricanes and earthquakes in the third quarter of 2017, as well as disappointing expense management amid a challenging pricing environment. Additionally, as a company domiciled in Bermuda, management has indicated that US tax reform will modestly hurt financial results, which compares unfavorably to domestic US insurance peers that will largely see tax reductions. During the year, management engaged a consultant to improve its operational efficiency. While the announced efficiency plan was perceived by analysts to be a step in the right direction, the timeline to achieving the full $80 million in projected cost savings in 2021 was longer than expected.

Photronics is a leading manufacturer of photomasks for the semiconductor industry. During the period, Photronics experienced challenges due to a key customer losing market share, expiration of a supply agreement with Micron Technology (not a Portfolio holding) one year after the dissolution of their joint venture, and another important customer taking high-margin work in-house. These factors and the substantial investment that Photronics is making in China, which is set to materially reduce the cash buffer on its balance sheet, led to lower market valuations.

During the reporting period, we added some new positions with the largest purchases including Reliance Steel and Aluminum, a processor and distributor of metals products; Plexus, an electronic manufacturing company; Glacier Bancorp, a regional bank holding company providing commercial banking services; Highwoods Properties, a real estate investment trust; and Titan International, a manufacturer of off-the-road tires and wheel technology for agriculture, construction, forestry and mining equipment among others. We added to existing positions in Brinker International, an owner/operator and franchiser of casual dining restaurants, Rowan, an offshore drilling contractor; and Old Republic International, an insurance holding company; among others. Conversely, we exited some positions including Sensient Technologies, Everbank Financial, Cubic and Orbcomm. We also reduced our positions in Hill-Rom Holdings, Steris, Maple Leaf Foods, Gerresheimer and the aforementioned MKS Instruments, among others. Additionally, Mentor Graphics and Endurance Specialty Holdings were acquired in all cash deals during the period.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,104.30	$4.77	$1,020.67	$4.58	0.90%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSV-5

FSV1 P1 P2 P4 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUSES

DATED MAY 1, 2017

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FSV-S5 is revised as follows:

Portfolio Managers

Steven B. Raineri Vice President of Advisory Services and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2015.

II.  In the Fund Details, under the heading “Management”, the portfolio manager information on page FSV-D5 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Vice President of Advisory Services

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2005.

Christopher Meeker, CFA

Portfolio Manager of Advisory Services

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors.

Please retain this supplement with your prospectus for future reference.

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Year Ended December 31,
	2017		2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.93		$18.12	$22.81	$24.54	$18.58

Income from investment operations[a]:

Net investment income[b]	0.21	[c]	0.15	0.21	0.19	0.19

Net realized and unrealized gains (losses)	1.82		4.79	(1.53)	0.06	6.45

Total from investment operations	2.03		4.94	(1.32)	0.25	6.64

Less distributions from:

Net investment income	(0.15)		(0.21)	(0.20)	(0.20)	(0.32)

Net realized gains	(1.38)		(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(1.53)		(3.13)	(3.37)	(1.98)	(0.68)

Net asset value, end of year	$20.43		$19.93	$18.12	$22.81	$24.54

Total return[d]	10.92%		30.54%	(7.18)%	0.88%	36.50%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%		0.66%	0.65%	0.63%	0.63%

Expenses net of waiver and payments by affiliates	0.65%	[e]	0.64% [e]	0.64% [e]	0.63% [e,f]	0.63%

Net investment income	1.06%	[c]	0.84%	1.04%	0.82%	0.90%

Supplemental data

Net assets, end of year (000’s)	$51,245		$47,831	$45,897	$57,843	$62,408

Portfolio turnover rate	33.36%		34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2017		2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.36		$17.68	$22.32	$24.07	$18.23

Income from investment operations[a]:

Net investment income[b]	0.15	[c]	0.10	0.16	0.13	0.14

Net realized and unrealized gains (losses)	1.77		4.66	(1.49)	0.05	6.34

Total from investment operations	1.92		4.76	(1.33)	0.18	6.48

Less distributions from:

Net investment income	(0.10)		(0.16)	(0.14)	(0.15)	(0.28)

Net realized gains	(1.38)		(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(1.48)		(3.08)	(3.31)	(1.93)	(0.64)

Net asset value, end of year	$19.80		$19.36	$17.68	$22.32	$24.07

Total return[d]	10.65%		30.19%	(7.39)%	0.57%	36.24%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%		0.91%	0.90%	0.88%	0.88%

Expenses net of waiver and payments by affiliates	0.90%	[e]	0.89% [e]	0.89% [e]	0.88% [e,f]	0.88%

Net investment income	0.81%	[c]	0.59%	0.79%	0.57%	0.65%

Supplemental data

Net assets, end of year (000’s)	$1,302,055		$1,366,807	$1,172,173	$1,445,325	$1,606,802

Portfolio turnover rate	33.36%		34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2017		2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.74		$17.96	$22.63	$24.37	$18.44

Income from investment operations[a]:

Net investment income[b]	0.14	[c]	0.09	0.14	0.11	0.12

Net realized and unrealized gains (losses)	1.81		4.75	(1.52)	0.05	6.42

Total from investment operations	1.95		4.84	(1.38)	0.16	6.54

Less distributions from:

Net investment income	(0.09)		(0.14)	(0.12)	(0.12)	(0.25)

Net realized gains	(1.38)		(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(1.47)		(3.06)	(3.29)	(1.90)	(0.61)

Net asset value, end of year	$20.22		$19.74	$17.96	$22.63	$24.37

Total return[d]	10.56%		30.12%	(7.52)%	0.48%	36.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.01%		1.01%	1.00%	0.98%	0.98%

Expenses net of waiver and payments by affiliates	1.00%	[e]	0.99% [e]	0.99% [e]	0.98% [e,f]	0.98%

Net investment income	0.71%	[c]	0.49%	0.69%	0.47%	0.55%

Supplemental data

Net assets, end of year (000’s)	$32,053		$32,751	$26,128	$30,452	$35,936

Portfolio turnover rate	33.36%		34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Small Cap Value VIP Fund
		Shares	Value
	Common Stocks 96.0%
	Aerospace & Defense 3.4%
	AAR Corp.	780,516	$30,666,474
a	Esterline Technologies Corp.	213,146	15,922,006

			46,588,480

	Automobiles & Components 2.4%
	Gentex Corp.	36,000	754,200
	LCI Industries	131,800	17,134,000
	Thor Industries Inc.	102,400	15,433,728

			33,321,928

	Banks 16.4%
	Access National Corp.	244,865	6,817,042
	Bryn Mawr Bank Corp.	241,777	10,686,543
	Chemical Financial Corp.	699,042	37,377,776
	Columbia Banking System Inc.	753,300	32,723,352
	First Horizon National Corp.	1,992,037	39,820,820
	First of Long Island Corp.	473,555	13,496,317
	German American Bancorp Inc.	125,323	4,427,661
	Glacier Bancorp Inc.	471,900	18,588,141
	Lakeland Financial Corp.	551,400	26,737,386
	Peoples Bancorp Inc.	286,946	9,360,178
	Pinnacle Financial Partners Inc.	210,202	13,936,393
	TrustCo Bank Corp. NY	684,300	6,295,560
	Washington Trust Bancorp Inc.	124,891	6,650,446

			226,917,615

	Building Products 5.9%
a	Gibraltar Industries Inc.	433,479	14,304,807
	Griffon Corp.	15,933	324,236
	Insteel Industries Inc.	357,296	10,118,623
	Simpson Manufacturing Co. Inc.	608,260	34,920,207
	Universal Forest Products Inc.	584,340	21,982,871

			81,650,744

	Commercial & Professional Services 1.6%
	McGrath RentCorp.	463,255	21,763,720

	Construction & Engineering 1.8%
	Argan Inc.	19,516	878,220
	EMCOR Group Inc.	110,334	9,019,804
	Granite Construction Inc.	240,346	15,245,147

			25,143,171

	Consumer Durables & Apparel 3.6%
	BRP Inc. (Canada)	693,445	25,655,976
	Hooker Furniture Corp.	18,405	781,292
	La-Z-Boy Inc.	49,100	1,531,920
a	M/I Homes Inc.	651,788	22,421,507

			50,390,695

	Consumer Services 2.1%
	Brinker International Inc.	744,740	28,925,702

FSV-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Electrical Equipment 0.9%
	Encore Wire Corp.	36,908	$1,795,574
	EnerSys	72,010	5,014,057
	Regal Beloit Corp.	68,600	5,254,760

			12,064,391

	Energy 7.6%
a	Energen Corp.	416,807	23,995,579
a	Helix Energy Solutions Group Inc.	30,800	232,232
a	Hunting PLC (United Kingdom)	3,275,739	26,763,517
a	Natural Gas Services Group Inc.	173,987	4,558,459
a	Oil States International Inc.	763,023	21,593,551
a	Rowan Cos. PLC	1,217,065	19,059,238
a	Unit Corp.	432,917	9,524,174

			105,726,750

	Food, Beverage & Tobacco 3.9%
	Dairy Crest Group PLC (United Kingdom)	1,778,100	13,843,121
	GrainCorp Ltd. (Australia)	408,300	2,608,971
a	Landec Corp.	848,600	10,692,360
	Maple Leaf Foods Inc. (Canada)	934,149	26,617,784

			53,762,236

	Health Care Equipment & Services 1.0%
	Hill-Rom Holdings Inc.	90,101	7,594,613
	STERIS PLC	78,750	6,888,263

			14,482,876

	Industrial Conglomerates 0.5%
	Carlisle Cos. Inc.	66,400	7,546,360

	Insurance 9.2%
	Aspen Insurance Holdings Ltd.	495,500	20,117,300
	The Hanover Insurance Group Inc.	302,500	32,694,200
	Horace Mann Educators Corp.	473,748	20,892,287
	Old Republic International Corp.	1,736,600	37,128,508
	Validus Holdings Ltd.	346,300	16,248,396

			127,080,691

	Machinery 8.3%
	Astec Industries Inc.	292,850	17,131,725
	Federal Signal Corp.	417,100	8,379,539
	Hillenbrand Inc.	17,332	774,740
	Kennametal Inc.	329,836	15,967,361

a	The Manitowoc Co. Inc.	370,435	14,572,913

	Mueller Industries Inc.	449,900	15,939,957
	Mueller Water Products Inc., A	2,089,700	26,183,941
	Titan International Inc.	1,195,983	15,404,261
			114,354,437
	Materials 5.6%
	A Schulman Inc.	167,228	6,229,243
	AptarGroup Inc.	16,164	1,394,630
a	Detour Gold Corp. (Canada)	909,100	10,688,488
a	Ingevity Corp.	156,167	11,005,088
	Minerals Technologies Inc.	206,562	14,221,794
	OceanaGold Corp. (Australia)	3,708,500	9,528,641

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	Reliance Steel & Aluminum Co.	287,400	$24,656,046

			77,723,930

	Pharmaceuticals, Biotechnology & Life Sciences 0.5%
	Gerresheimer AG (Germany)	87,420	7,249,756

	Real Estate 5.3%
	Brandywine Realty Trust	1,359,300	24,725,667
	Highwoods Properties Inc.	278,300	14,168,253
	LTC Properties Inc.	438,855	19,112,135
	Sunstone Hotel Investors Inc.	922,097	15,242,264

			73,248,319

	Retailing 0.8%
	Caleres Inc.	340,423	11,397,362

	Semiconductors & Semiconductor Equipment 4.1%
	Cohu Inc.	479,162	10,517,606
a	Kulicke and Soffa Industries Inc. (Singapore)	633,100	15,406,489
	MKS Instruments Inc.	69,993	6,614,339
a	Photronics Inc.	945,978	8,064,462
	Versum Materials Inc.	446,257	16,890,827

			57,493,723

	Technology Hardware & Equipment 4.0%
a	Finisar Corp.	422,200	8,591,770
a	NetScout Systems Inc.	119,900	3,650,955
a	Plexus Corp.	348,874	21,183,629
a	Zebra Technologies Corp., A	206,200	21,403,560

			54,829,914

	Transportation 3.3%
a	SAIA Inc.	161,300	11,411,975
a	Spirit Airlines Inc.	762,100	34,180,185

			45,592,160

	Utilities 3.8%
	Connecticut Water Service Inc.	47,200	2,709,752
	IDACORP Inc.	228,289	20,856,483
	Spire Inc.	392,500	29,496,375

			53,062,610

	Total Common Stocks (Cost $957,542,406)		1,330,317,570

		Principal Amount
	Corporate Bonds 0.9%
	Energy 0.7%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	9,752,400

	Machinery 0.2%
	Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	2,378,000	2,443,395

	Total Corporate Bonds (Cost $11,621,409)		12,195,795

	Total Investments before Short Term Investments (Cost $969,163,815)		1,342,513,365

FSV-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $43,492,005) 3.1%
	Money Market Funds 3.1%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	43,492,005	$43,492,005
	Total Investments (Cost $1,012,655,820) 100.0%		1,386,005,370
	Other Assets, less Liabilities (0.0)%†		(652,220)

	Net Assets 100.0%		$1,385,353,150

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$969,163,815
Cost - Non-controlled affiliates (Note 3e)	43,492,005

Value - Unaffiliated issuers	$1,342,513,365
Value - Non-controlled affiliates (Note 3e)	43,492,005
Receivables:
Investment securities sold	2,127,970
Capital shares sold	225,163
Dividends and interest	1,819,821
Other assets	167

Total assets	1,390,178,491

Liabilities:
Payables:
Investment securities purchased	2,385,720
Capital shares redeemed	936,238
Management fees	722,360
Distribution fees	563,653
Accrued expenses and other liabilities.	217,370

Total liabilities	4,825,341

Net assets, at value	$1,385,353,150

Net assets consist of:
Paid-in capital	$808,017,134
Undistributed net investment income	12,100,998
Net unrealized appreciation (depreciation)	373,354,291
Accumulated net realized gain (loss)	191,880,727

Net assets, at value	$1,385,353,150

Class 1:
Net assets, at value	$51,245,300

Shares outstanding	2,508,263

Net asset value and maximum offering price per share	$20.43

Class 2:
Net assets, at value	$1,302,054,839

Shares outstanding	65,751,013

Net asset value and maximum offering price per share	$19.80

Class 4:
Net assets, at value	$32,053,011

Shares outstanding	1,585,420

Net asset value and maximum offering price per share	$20.22

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Small Cap Value VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers
Paid in cash	$20,025,122
Non-cash dividends	2,378,500
Non-controlled affiliates (Note 3e)
Paid in cash	263,559
Interest:
Unaffiliated issuers	846,662

Total investment income	23,513,843

Expenses:
Management fees (Note 3a)	8,602,706
Distribution fees: (Note 3c)
Class 2	3,232,977
Class 4	109,908
Custodian fees (Note 4)	22,075
Reports to shareholders	310,726
Professional fees	65,890
Trustees’ fees and expenses	5,878
Other	55,971

Total expenses	12,406,131
Expense reductions (Note 4)	(1,807)
Expenses waived/paid by affiliates (Note 3e)	(168,610)
Net expenses	12,235,714

Net investment income	11,278,129

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	192,677,950
Realized gain distributions from REITs	737,835
Foreign currency transactions	29,167

Net realized gain (loss)	193,444,952

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	(67,861,879)
Translation of other assets and liabilities denominated in foreign currencies	10,059

Net change in unrealized appreciation (depreciation)	(67,851,820)

Net realized and unrealized gain (loss)	125,593,132

Net increase (decrease) in net assets resulting from operations	$136,871,261

*Foreign taxes withheld on dividends	$163,784

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$11,278,129	$7,749,254
Net realized gain (loss)	193,444,952	96,362,922
Net change in unrealized appreciation (depreciation)	(67,851,820)	243,787,716

Net increase (decrease) in net assets resulting from operations	136,871,261	347,899,892

Distributions to shareholders from:
Net investment income:
Class 1	(357,335)	(515,097)
Class 2	(6,657,162)	(10,103,275)
Class 4	(135,526)	(189,568)
Net realized gains:
Class 1	(3,344,066)	(7,134,342)
Class 2	(91,049,189)	(185,669,944)
Class 4	(2,178,640)	(4,020,473)

Total distributions to shareholders	(103,721,918)	(207,632,699)

Capital share transactions: (Note 2)
Class 1	2,002,869	(2,877,866)
Class 2	(95,665,942)	62,430,130
Class 4	(1,521,461)	3,371,117

Total capital share transactions	(95,184,534)	62,923,381

Net increase (decrease) in net assets	(62,035,191)	203,190,574
Net assets:
Beginning of year	1,447,388,341	1,244,197,767

End of year	$1,385,353,150	$1,447,388,341

Undistributed net investment income included in net assets:
End of year	$12,100,998	$7,943,725

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax

FSV-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value ). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	296,526	$5,843,664	219,629	$4,034,514
Shares issued in reinvestment of distributions	198,148	3,701,401	456,683	7,649,439
Shares redeemed	(386,641)	(7,542,196)	(809,509)	(14,561,819)

Net increase (decrease)	108,033	$2,002,869	(133,197)	$(2,877,866)

Annual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	4,717,681	$89,392,050	7,124,811	$128,912,250
Shares issued in reinvestment of distributions	5,389,208	97,706,351	12,018,000	195,773,219
Shares redeemed	(14,948,104)	(282,764,343)	(14,862,137)	(262,255,339)

Net increase (decrease)	(4,841,215)	$(95,665,942)	4,280,674	$62,430,130

Class 4 Shares:
Shares sold	232,357	$4,483,471	330,960	$6,027,880
Shares issued in reinvestment of distributions	124,955	2,314,166	253,312	4,210,041
Shares redeemed	(430,938)	(8,319,098)	(379,696)	(6,866,804)

Net increase (decrease)	(73,626)	$(1,521,461)	204,576	$3,371,117

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.626% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FSV-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	46,387,989	276,143,786	(279,039,770)	43,492,005	$43,492,005	$263,559	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,150,023	$10,807,940
Long term capital gain	96,571,895	196,824,759

	$103,721,918	$207,632,699

Annual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$1,014,804,083

Unrealized appreciation	$378,188,891
Unrealized depreciation	(6,987,604)

Net unrealized appreciation (depreciation)	$371,201,287

Undistributed ordinary income	$24,447,462
Undistributed long term capital gains	181,682,526

Distributable earnings	$206,129,988

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $445,072,972 and $634,728,533, respectively.

7. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

FSV-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$1,330,317,570	$—	$—	$1,330,317,570
Corporate Bonds	—	12,195,795	—	12,195,795
Short Term Investments	43,492,005	—	—	43,492,005

Total Investments in Securities	$1,373,809,575	$12,195,795	$—	$1,386,005,370

aFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small Cap Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small Cap Value VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSV-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $96,571,895 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Annual Report	FSV-25

This page intentionally left blank.

Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+21.40%	+12.82%	+7.35%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSC-1

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +25.27% total return, and its broad benchmark, the S&P 500, produced a +21.83% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 12/31/17

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSC-2	Annual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the Standard & Poor’s® 500 Index, generated a +21.83% total return for the period.2

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, nearly all sectors represented in the Fund’s portfolio delivered positive returns and

Top 10 Holdings
12/31/17
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc.	2.3%
Industrials
NVR Inc.	1.8%
Consumer Discretionary
2U Inc.	1.8%
Information Technology
ServiceNow Inc.	1.8%
Information Technology
Rockwell Automation Inc.	1.7%
Industrials
Cognex Corp.	1.7%
Information Technology
Vantiv Inc.	1.7%
Information Technology
Edwards Lifesciences Corp.	1.5%
Health Care
SBA Communications Corp.	1.5%
Real Estate
Dollar Tree Inc.	1.5%
Consumer Discretionary

contributed to absolute performance. Relative to the Fund’s narrow benchmark, the Russell MidCap Growth® Index, key contributors included stock selection in the information technology (IT), real estate and consumer staples sectors.

In IT, 2U, a provider of cloud-based software-as-a-service solutions for non-profit colleges and universities, contributed to relative performance.4 It benefited from an accelerating growth outlook for a number of new university program partnerships over the past year and a meaningful expansion of the company’s market through the acquisition of short-course provider GetSmarter. Machine vision products provider Cognex continued to report strong growth rates as its primary industrial-automation markets remained strong. In addition, its position in warehouses and consumer electronic end markets drove growth well above its targeted range. This has driven better-than-expected earnings results and fourth-quarter 2017 revenue guidance.

In the real estate sector, SBA Communications, which operates wireless telecommunications infrastructure, contributed to relative returns, as did Monster Beverage in consumer staples.

Another notable contributor was NVR, which builds and sells residential properties. The company improved its profit margins

4. Not part of the index.

Annual Report	FSC-3

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

while expanding orders over the period under review. The company continued to exercise a disciplined capital allocation, with a significant share repurchasing, during the period. In addition, its asset-light model aided its positive return on investment.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer discretionary, energy and health care sector during the period.

In consumer discretionary, entertainment technology company IMAX detracted from relative results.4,5 The 2017 domestic summer box office was disappointing relative to initial expectations, driven mostly by poorly reviewed films and franchise fatigue, in our opinion. The weakness in box office returns led to concerns about deteriorating trends. IMAX continued to grow its network, however, especially internationally where theatrical attendance continued to grow. Consumer products manufacturer Newell Brands reported a weak third quarter 2017 and lowered guidance after many retailers lowered inventory by canceling replenishment orders, primarily in the writing and appliances segments. The company seems to be in a better position than its peers but the entire supply chain, which sells into mass retailers is likely under more pressure, in our view.

In the energy sector, oilfield services provider Superior Energy Services detracted from the Fund’s relative performance.4,5 Its share price declined as crude oil prices fell in the first half of 2017, leading to investor concerns that there could be less demand for Superior’s oil exploration and production services. Weaker-than-expected earnings results reported during the period also weighed on the company’s share price.

In health care, medical care services provider DaVita detracted from the Fund’s relative performance.5

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. No longer held by period-end.

FSC-4	Annual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17	[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 2	$1,000	$1,094.50	$5.75		$1,019.71	$5.55		1.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,
	2017	2016		2015		2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.77	$19.09		$24.95		$28.38	$21.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.03)		—	[c,d]	(0.07)	(0.09)

Net realized and unrealized gains (losses)	3.74	0.77		(0.03)		2.04	8.19

Total from investment operations	3.70	0.74		(0.03)		1.97	8.10

Less distributions from net realized gains	(1.76)	(2.06)		(5.83)		(5.40)	(1.59)

Net asset value, end of year	$19.71	$17.77		$19.09		$24.95	$28.38

Total return[e]	21.75%	4.40%		(2.44)%		7.78%	38.50%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%	0.84%		0.81%		0.80%	0.80%

Expenses net of waiver and payments by affiliates	0.84% [f]	0.82%	[f]	0.81%	[g]	0.80% [g]	0.80% [f]

Net investment income (loss)	(0.24)%	(0.16)%		0.01%	[d]	(0.29)%	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$36,864	$31,756		$87,866		$99,803	$98,020

Portfolio turnover rate	40.49%	32.23%	[h]	37.85%		48.73%	42.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FSC-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.27	$17.69		$23.56	$27.16	$21.04

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.07)		(0.05)[c]	(0.13)	(0.14)

Net realized and unrealized gains (losses)	3.40	0.71		0.01	1.93	7.85

Total from investment operations	3.32	0.64		(0.04)	1.80	7.71

Less distributions from net realized gains	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)

Net asset value, end of year	$17.83	$16.27		$17.69	$23.56	$27.16

Total return[d]	21.40%	4.17%		(2.66)%	7.47%	38.15%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.10%	1.09%		1.06%	1.05%	1.05%

Expenses net of waiver and payments by affiliates	1.09% [e]	1.07%	[e]	1.06% [f]	1.05% [f]	1.05% [e]

Net investment income (loss)	(0.49)%	(0.41)%		(0.24)% [c]	(0.54)%	(0.60)%

Supplemental data

Net assets, end of year (000’s)	$390,094	$392,777		$478,649	$582,772	$660,806

Portfolio turnover rate	40.49%	32.23%	[g]	37.85%	48.73%	42.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%. fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.81	$18.23		$24.14	$27.72	$21.47

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)	(0.09)		(0.07)[c]	(0.16)	(0.17)

Net realized and unrealized gains (losses)	3.52	0.73		(0.01)	1.98	8.01

Total from investment operations	3.42	0.64		(0.08)	1.82	7.84

Less distributions from net realized gains	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)

Net asset value, end of year	$18.47	$16.81		$18.23	$24.14	$27.72

Total return[d]	21.30%	4.04%		(2.77)%	7.39%	37.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%	1.19%		1.16%	1.15%	1.15%

Expenses net of waiver and payments by affiliates	1.19% [e]	1.17%	[e]	1.16% [f]	1.15% [f]	1.15% [e]

Net investment income (loss)	(0.59)%	(0.51)%		(0.34)% [c]	(0.64)%	(0.70)%

Supplemental data

Net assets, end of year (000’s)	$15,829	$13,825		$15,105	$16,384	$19,132

Portfolio turnover rate	40.49%	32.23%	[g]	37.85%	48.73%	42.77%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FSC-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value
	Common Stocks 98.4%
	Consumer Discretionary 14.7%
	Aptiv PLC	63,577	$5,393,237
a	Burlington Stores Inc.	22,500	2,768,175
a	Dollar Tree Inc.	62,111	6,665,131
	Dominos Pizza Inc.	19,200	3,628,032
a,b,c	DraftKings Inc.	733,541	1,159,538
	Expedia Inc.	36,400	4,359,628
a	Grand Canyon Education Inc.	46,257	4,141,389
	Hasbro Inc.	11,000	999,790
a	Laureate Education Inc., A	77,600	1,052,256
a	Liberty Broadband Corp., C	39,350	3,351,046
	MGM Resorts International	20,000	667,800
	Newell Brands Inc.	120,744	3,730,990
a	Norwegian Cruise Line Holdings Ltd.	46,778	2,490,928
a	NVR Inc.	2,282	8,005,758
a	O’Reilly Automotive Inc.	14,107	3,393,298
	Ross Stores Inc.	59,885	4,805,771
	Thor Industries Inc.	14,100	2,125,152
	Tractor Supply Co.	42,037	3,142,266
	Vail Resorts Inc.	10,000	2,124,700
	Wynn Resorts Ltd.	6,500	1,095,835

			65,100,720

	Consumer Staples 4.4%
	Church & Dwight Co. Inc.	88,500	4,440,045
a	Hostess Brands Inc., A	93,200	1,380,292
	Lamb Weston Holdings Inc.	15,300	863,685
a	Monster Beverage Corp.	66,516	4,209,798
	Pinnacle Foods Inc.	74,494	4,430,158
a	Post Holdings Inc.	53,139	4,210,203

			19,534,181

	Energy 2.4%
	Cabot Oil & Gas Corp., A	147,249	4,211,322
a	Concho Resources Inc.	10,100	1,517,222
a,d	Jagged Peak Energy Inc.	192,600	3,039,228
d	RPC Inc.	67,000	1,710,510

			10,478,282

	Financials 8.0%
	Affiliated Managers Group Inc.	21,786	4,471,577
	Arthur J. Gallagher & Co.	81,608	5,164,154
	CBOE Global Markets Inc.	32,100	3,999,339
	First Republic Bank/CA	36,400	3,153,696
	MarketAxess Holdings Inc.	19,296	3,892,968
	Moody’s Corp.	24,709	3,647,295
	The Progressive Corp.	49,200	2,770,944
a	SVB Financial Group	18,978	4,436,487
a	Western Alliance Bancorp	14,400	815,328
	Willis Towers Watson PLC	21,100	3,179,559

			35,531,347

Annual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care 13.8%
a	ABIOMED Inc.	5,700	$1,068,237
a	Acadia Pharmaceuticals Inc.	32,173	968,729
a	Agios Pharmaceuticals Inc.	6,500	371,605
a	Alkermes PLC	19,200	1,050,816
a	Alnylam Pharmaceuticals Inc.	5,400	686,070
a	BioMarin Pharmaceutical Inc.	26,708	2,381,552
a	Bioverativ Inc.	15,400	830,368
a	Centene Corp.	9,000	907,920
a	Cerner Corp.	47,895	3,227,644
a	DexCom Inc.	32,788	1,881,703
a	Edwards Lifesciences Corp.	61,421	6,922,761
a	Exelixis Inc.	43,700	1,328,480
a	Hologic Inc.	99,267	4,243,664
a	Illumina Inc.	26,600	5,811,834
a	Incyte Corp.	28,869	2,734,183
a	Insulet Corp.	35,688	2,462,472
a	Ionis Pharmaceuticals Inc.	13,400	674,020
a	iRhythm Technologies Inc.	23,900	1,339,595
a	Jazz Pharmaceuticals PLC	7,600	1,023,340
a	Mettler-Toledo International Inc.	9,655	5,981,466
a	Neurocrine Biosciences Inc.	26,344	2,044,031
a	Nevro Corp.	26,981	1,862,768
a	Penumbra Inc.	17,248	1,623,037
a	Revance Therapeutics Inc.	42,472	1,518,374
a	Seattle Genetics Inc.	11,500	615,250
a	Tesaro Inc.	5,324	441,200
a	Waters Corp.	17,300	3,342,187
	Zoetis Inc.	49,800	3,587,592

			60,930,898

	Industrials 17.3%
	Acuity Brands Inc.	17,007	2,993,232
	Alaska Air Group Inc.	16,200	1,190,862
	Allegiant Travel Co.	8,226	1,272,974
	BWX Technologies Inc.	40,100	2,425,649
	Cummins Inc.	8,400	1,483,776
	Dun & Bradstreet Corp.	9,442	1,118,027
	Equifax Inc.	18,700	2,205,104
	Fortive Corp.	44,900	3,248,515
	Hexcel Corp.	79,334	4,906,808
	IDEX Corp.	21,600	2,850,552
a	IHS Markit Ltd.	110,515	4,989,752
	J.B. Hunt Transport Services Inc.	34,346	3,949,103
a	Mercury Systems Inc.	19,700	1,011,595
	Old Dominion Freight Line Inc.	12,700	1,670,685
	Republic Services Inc.	35,500	2,400,155
	Rockwell Automation Inc.	38,300	7,520,205
	Roper Technologies Inc.	40,143	10,397,037
	Snap-on Inc.	7,700	1,342,110
	Stanley Black & Decker Inc.	25,896	4,394,292
	Textron Inc.	43,300	2,450,347
a	Univar Inc.	113,100	3,501,576
a	Verisk Analytics Inc.	52,061	4,997,856

FSC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
a	WABCO Holdings Inc.	27,700	$3,974,950

			76,295,162

	Information Technology 29.8%
a	2U Inc.	121,179	7,817,257
a	Alarm.com Holdings Inc.	46,196	1,743,899
	Amphenol Corp., A	54,600	4,793,880
	Analog Devices Inc.	67,591	6,017,627
a	ANSYS Inc.	15,569	2,297,829
a	Aquantia Corp.	25,900	293,447
a	Atlassian Corp. PLC (Australia)	42,782	1,947,437
a	Autodesk Inc.	50,800	5,325,364
a	Black Knight Inc.	24,100	1,064,015
a	Blackline Inc.	15,800	518,240
	Cognex Corp.	122,296	7,479,623
a	CoStar Group Inc.	18,835	5,593,053
	CSRA Inc.	126,955	3,798,493
	DXC Technology Co.	36,500	3,463,850
	Fidelity National Information Services Inc.	61,582	5,794,250
a	Fiserv Inc.	25,400	3,330,702
a	FleetCor Technologies Inc.	22,995	4,424,928
a	GoDaddy Inc., A	122,617	6,165,183
a	Guidewire Software Inc.	27,500	2,042,150
a,d	Inphi Corp.	63,300	2,316,780
a	Integrated Device Technology Inc.	75,140	2,233,912
	KLA-Tencor Corp.	39,587	4,159,406
	Lam Research Corp.	28,816	5,304,161
	LogMeIn Inc.	23,100	2,644,950
	Microchip Technology Inc.	58,727	5,160,929
	Monolithic Power Systems	21,100	2,370,796
a	Q2 Holdings Inc.	22,696	836,348
a	Red Hat Inc.	18,700	2,245,870
a	ServiceNow Inc.	59,937	7,815,185
a	Square Inc., A	61,300	2,125,271
	Symantec Corp.	59,000	1,655,540
a	Vantiv Inc., A	100,534	7,394,276
a,d	ViaSat Inc.	54,366	4,069,295
a	Wix.com Ltd. (Israel)	23,000	1,323,650
a	Workday Inc., A	42,743	4,348,673
a	Zendesk Inc.	63,700	2,155,608

			132,071,877

	Materials 4.0%
	Albemarle Corp.	14,900	1,905,561
	Avery Dennison Corp.	16,500	1,895,190
a	Axalta Coating Systems Ltd.	117,707	3,808,999
	Ball Corp.	54,100	2,047,685
a	Ingevity Corp.	38,641	2,723,031
	Packaging Corp. of America	18,200	2,194,010
	Vulcan Materials Co.	24,700	3,170,739

			17,745,215

Annual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Real Estate 4.0%
	American Campus Communities Inc.	45,900	$1,883,277
a	CBRE Group Inc.	89,421	3,872,823
	Equinix Inc.	11,853	5,372,017
a	SBA Communications Corp., A	40,957	6,690,736

			17,818,853

	Total Common Stocks (Cost $298,872,865)		435,506,535

	Short Term Investments 3.5%
	Money Market Funds (Cost $7,874,860) 1.8%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	7,874,860	7,874,860

g	Investments from Cash Collateral Received from Loaned Securities (Cost $7,817,025) 1.7%
	Money Market Funds 1.7%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	7,817,025	7,817,025

	Total Investments (Cost $314,564,750) 101.9%		451,198,420
	Other Assets, less Liabilities (1.9)%		(8,412,048)

	Net Assets 100.0%		$442,786,372

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at December 31, 2017. See Note 1(c).

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

gSee Note 1(c) regarding securities on loan.

FSC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin Small-Mid Cap Growth VIP Fund
Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$298,872,865
Cost - Non-controlled affiliates (Note 3e)	15,691,885

Value - Unaffiliated issuers	$435,506,535
Value - Non-controlled affiliates (Note 3e)	15,691,885
Receivables:
Capital shares sold	91,110
Dividends and interest	121,075
Other assets	53

Total assets	451,410,658

Liabilities:
Payables:
Capital shares redeemed.	191,642
Management fees	302,012
Distribution fees	180,377
Payable upon return of securities loaned	7,817,025
Accrued expenses and other liabilities	133,230

Total liabilities.	8,624,286

Net assets, at value	$442,786,372

Net assets consist of:
Paid-in capital	$262,034,512
Net unrealized appreciation (depreciation)	136,633,670
Accumulated net realized gain (loss)	44,118,190

Net assets, at value	$442,786,372

Class 1:
Net assets, at value	$36,863,724

Shares outstanding	1,870,208

Net asset value and maximum offering price per share	$19.71

Class 2:
Net assets, at value	$390,094,087

Shares outstanding	21,878,285

Net asset value and maximum offering price per share	$17.83

Class 4:
Net assets, at value	$15,828,561

Shares outstanding	856,987

Net asset value and maximum offering price per share	$18.47

+Includes securities loaned	$7,611,210

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$2,654,474
Non-controlled affiliates (Note 3e)	73,986
Income from securities loaned (net of fees and rebates)	32,271

Total investment income	2,760,731

Expenses:
Management fees (Note 3a)	3,665,287
Distribution fees: (Note 3c)
Class 2	1,018,790
Class 4	53,173
Custodian fees (Note 4)	3,828
Reports to shareholders	154,879
Professional fees	43,652
Trustees’ fees and expenses	1,956
Other	29,287

Total expenses	4,970,852
Expense reductions (Note 4)	(61)
Expenses waived/paid by affiliates (Note 3e)	(58,144)

Net expenses	4,912,647

Net investment income (loss)	(2,151,916)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	46,758,223
Foreign currency transactions	290

Net realized gain (loss)	46,758,513

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	44,201,889

Net realized and unrealized gain (loss)	90,960,402

Net increase (decrease) in net assets resulting from operations	$88,808,486

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,151,916)	$(1,996,016)
Net realized gain (loss)	46,758,513	66,637,011
Net change in unrealized appreciation (depreciation)	44,201,889	(44,367,102)

Net increase (decrease) in net assets resulting from operations	88,808,486	20,273,893

Distributions to shareholders from:
Net realized gains:
Class 1	(3,085,657)	(8,833,462)
Class 2	(39,960,537)	(52,547,749)
Class 4	(1,450,459)	(1,581,894)

Total distributions to shareholders	(44,496,653)	(62,963,105)

Capital share transactions: (Note 2)
Class 1	1,442,945	(50,265,073)
Class 2	(41,878,699)	(50,062,313)
Class 4	552,508	(245,962)

Total capital share transactions	(39,883,246)	(100,573,348)

Net increase (decrease) in net assets	4,428,587	(143,262,560)
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	438,357,785	581,620,345

End of year	$442,786,372	$438,357,785

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 47.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FSC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	111,735	$2,131,300	134,053	$2,403,127
Shares issued in reinvestment of distributions	170,856	3,085,657	521,763	8,833,462
Shares redeemed in-kind (Note 9)	—	—	(2,772,844)	(48,919,064)
Shares redeemed	(198,990)	(3,774,012)	(698,942)	(12,582,598)

Net increase (decrease)	83,601	$1,442,945	(2,815,970)	$(50,265,073)

Class 2 Shares:
Shares sold	683,937	$11,660,672	1,837,505	$30,239,284
Shares issued in reinvestment of distributions	2,442,575	39,960,537	3,385,809	52,547,749
Shares redeemed in-kind (Note 9)	—	—	(3,221,857)	(52,049,416)
Shares redeemed	(5,392,842)	(93,499,908)	(4,916,789)	(80,799,930)

Net increase (decrease)	(2,266,330)	$(41,878,699)	(2,915,332)	$(50,062,313)

Class 4 Shares:
Shares sold	145,506	$2,584,438	147,333	$2,490,349
Shares issued in reinvestment of distributions	85,574	1,450,459	98,560	1,581,894
Shares redeemed	(196,455)	(3,482,389)	(252,259)	(4,318,205)

Net increase (decrease)	34,625	$552,508	(6,366)	$(245,962)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.800% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	19,269,553	176,532,442	(180,110,110)	15,691,885	$15,691,885	$73,986	$—	$—

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2017, these purchase and sale transactions aggregated $0 and $1,045,625, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from long term capital gain	$44,496,653	$62,963,105

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$315,003,452

Unrealized appreciation	$141,378,669
Unrealized depreciation	(5,183,701)

Net unrealized appreciation (depreciation)	$136,194,968

Undistributed ordinary income	$4,747,187
Undistributed long term capital gains	39,809,704

Distributable earnings	$44,556,891

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

Annual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $179,924,394 and $260,320,269, respectively.

At December 31, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $7,817,025 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
733,541	DraftKings Inc. (Value is 0.3% of Net Assets)	8/07/15	$2,800,003	$1,159,538

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $22,002,600 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

FSC-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Consumer Discretionary	$63,941,182	$—	$1,159,538	$65,100,720
All Other Equity Investments	370,405,815	—	—	370,405,815
Short Term Investments	15,691,885	—	—	15,691,885

Total Investments in Securities	$450,038,882	$—	$1,159,538	$451,198,420

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small-Mid Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSC-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $44,496,653 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Annual Report	FSC-25

This page intentionally left blank.

Franklin Strategic Income VIP Fund

This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return**	+4.56%	+2.69%	+5.04%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08-12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

****Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, delivered a +3.54% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +6.09% return.2

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June amid renewed optimism for improvement in economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October and strong economic data also pushed the yield higher. However, several factors weighed on the Treasury yield at certain points during the period, including tensions between the US and North Korea; uncertainty on whether the Fed would raise rates in December 2017; and the appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair. Near period-end, the Senate’s approval of a budget plan and the subsequent passage of the tax bill drove the yield higher. Overall, the 10-year Treasury yield declined from 2.45% at the beginning of the period to 2.40% at period-end.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSI-2	Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate-or credit-related derivative instruments.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets. During the period, we maintained large allocations to spread sectors, primarily high-yield corporate credit, with a smaller exposure to investment-grade corporate bonds. The Fund also held positions in agency mortgage-backed securities and select non-US dollar global government bonds.

Additionally, the Fund sought to maintain a relatively defensive positioning to US interest rates.

The Fund’s corporate credit exposure was the most significant contributor to performance. High-yield corporate credit in particular, but also investment-grade corporate bonds, senior-secured floating-rate bank loan and collateralized loan obligations were all additive to performance. In addition, US dollar and non-US dollar yield curve positioning boosted absolute returns. Our sovereign emerging-market debt and non-agency residential mortgage-backed securities and commercial mortgage-backed securities also helped performance.

In contrast, our positions in tax-exempt municipal bonds and non-US dollar emerging markets securities detracted from performance.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the

Portfolio Composition*
Based on Consolidated Net Assets
	12/31/17	12/31/16
High-Yield Corporate Bonds	29.8%	25.6%
Investment-Grade Corporate Bonds	17.6%	16.9%
Floating-Rate Loans	16.1%	16.4%
Agency Mortgage-Backed Securities	9.9%	9.9%
International Government & Agency Bonds	9.1%	7.9%
US Treasury Securities	4.1%	2.5%
Collateralized Loan Obligations	4.0%	3.9%
Residential Mortgage-Backed Securities	3.1%	1.6%
Treasury Inflation-Protected Securities	2.8%	2.9%
Commercial Mortgage-Backed Securities	2.4%	2.1%
Asset-Backed Securities	2.1%	2.1%
Other	0.9%	4.1%
Municipal Bonds	0.9%	1.9%
Short-Term Investments & Other Net Assets	(2.8)%	2.3%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The composition may not match the Statement of Investments (SOI).

same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain financial assets and/or to hedge against credit risk.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Annual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4	Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,011.30	$4.41	$1,020.82	$4.43	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.01	$10.55	$11.90	$12.64	$13.17

Income from investment operations[a]:

Net investment income[b]	0.45	0.48	0.53	0.54	0.59

Net realized and unrealized gains (losses)	0.04	0.37	(0.91)	(0.25)	(0.15)

Total from investment operations	0.49	0.85	(0.38)	0.29	0.44

Less distributions from:

Net investment income and net foreign currency gains	(0.35)	(0.39)	(0.77)	(0.78)	(0.80)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.35)	(0.39)	(0.97)	(1.03)	(0.97)

Net asset value, end of year	$11.15	$11.01	$10.55	$11.90	$12.64

Total return[c]	4.46%	8.25%	(3.62)%	2.12%	3.52%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.68%	0.67%	0.63%	0.63%	0.60%

Expenses net of waiver and payments by affiliates[d]	0.63%	0.60%	0.62%	0.62%	0.60%

Net investment income	4.00%	4.42%	4.71%	4.34%	4.58%

Supplemental data

Net assets, end of year (000’s)	$361,465	$396,170	$441,658	$574,850	$705,493

Portfolio turnover rate	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

FSI-6	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.64	$10.21	$11.55	$12.30	$12.84

Income from investment operations[a]:

Net investment income[b]	0.40	0.43	0.49	0.49	0.54

Net realized and unrealized gains (losses)	0.04	0.36	(0.89)	(0.24)	(0.13)

Total from investment operations	0.44	0.79	(0.40)	0.25	0.41

Less distributions from:

Net investment income and net foreign currency gains	(0.32)	(0.36)	(0.74)	(0.75)	(0.78)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.32)	(0.36)	(0.94)	(1.00)	(0.95)

Net asset value, end of year	$10.76	$10.64	$10.21	$11.55	$12.30

Total return[c]	4.17%	7.94%	(3.87)%	1.86%	3.32%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.93%	0.92%	0.88%	0.88%	0.85%

Expenses net of waiver and payments by affiliates[d]	0.88%	0.85%	0.87%	0.87%	0.85%

Net investment income	3.75%	4.17%	4.46%	4.09%	4.33%

Supplemental data

Net assets, end of year (000’s)	$214,271	$203,418	$202,192	$206,571	$175,307

Portfolio turnover rate	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.90	$10.44	$11.78	$12.51	$13.04

Income from investment operations[a]:

Net investment income[b]	0.40	0.43	0.49	0.49	0.54

Net realized and unrealized gains (losses)	0.04	0.38	(0.91)	(0.25)	(0.14)

Total from investment operations	0.44	0.81	(0.42)	0.24	0.40

Less distributions from:

Net investment income and net foreign currency gains	(0.30)	(0.35)	(0.72)	(0.72)	(0.76)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.30)	(0.35)	(0.92)	(0.97)	(0.93)

Net asset value, end of year	$11.04	$10.90	$10.44	$11.78	$12.51

Total return[c]	4.08%	7.86%	(3.98)%	1.75%	3.17%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.03%	1.02%	0.98%	0.98%	0.95%

Expenses net of waiver and payments by affiliates[d]	0.98%	0.95%	0.97%	0.97%	0.95%

Net investment income	3.65%	4.07%	4.36%	3.99%	4.23%

Supplemental data

Net assets, end of year (000’s)	$74,013	$80,175	$92,965	$113,986	$134,970

Portfolio turnover rate	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2017

Franklin Strategic Income VIP Fund
		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests 0.5%
	Consumer Services 0.1%
a,aa,ab	Turtle Bay Resort.	United States	1,901,449		$343,872

	Energy 0.4%
a,ab	CHC Group LLC	Cayman Islands	17,097		153,873
a	Energy XXI Gulf Coast Inc.	United States	12,122		69,580
a	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	4,009		120
a	Halcon Resources Corp.	United States	97,655		739,248
a	Halcon Resources Corp., wts., 9/09/20	United States	8,155		5,790
a	Linn Energy Inc.	United States	20,939		842,793
a	Midstates Petroleum Co. Inc.	United States	682		11,308
a,ab	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,836		35
a	Penn Virginia Corp.	United States	12,326		482,070

					2,304,817

	Materials 0.0%†
a	Verso Corp., A	United States	6,954		122,182
a	Verso Corp., wts., 7/25/23	United States	732		146
	Warrior Met Coal Inc.	United States	3,374		84,856
					207,184

	Retailing 0.0%†
a,ab,ac	Holdco 2, A	South Africa	14,792,309		11,956
a,ab,ac	Holdco 2, B	South Africa	1,472,041		1,190

					13,146

	Transportation 0.0%†
a	CEVA Holdings LLC	United States	224		100,926

	Total Common Stocks and Other Equity Interests (Cost $8,997,257)				2,969,945

	Management Investment Companies 6.2%
	Diversified Financials 6.2%
b	Franklin Lower Tier Floating Rate Fund	United States	2,081,861		20,818,608
b	Franklin Middle Tier Floating Rate Fund	United States	2,024,951		19,500,282

	Total Management Investment Companies (Cost $40,585,221)				40,318,890

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a	CEVA Holdings LLC, cvt. pfd., A-1	United States	6		3,660
a	CEVA Holdings LLC, cvt. pfd., A-2	United States	486		218,480

	Total Convertible Preferred Stocks (Cost $731,856)				222,140

			Principal Amount	*
	Convertible Bonds (Cost $1,626,587) 0.2%
	Energy 0.2%
	CHC Group LLC/CHC Finance Ltd., cvt., secured note, zero cpn., 10/01/20	Cayman Islands	879,236		1,129,818

Annual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds 48.8%
	Automobiles & Components 0.6%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	1,200,000		$1,258,908
	The Goodyear Tire & Rubber Co.,
	senior bond, 5.00%, 5/31/26	United States	1,800,000		1,862,730
	senior note, 5.125%, 11/15/23	United States	400,000		418,356

					3,539,994

	Banks 4.8%
	Bank of America Corp.,
	senior note, 5.65%, 5/01/18	United States	750,000		758,986
	senior note, 3.50%, 4/19/26	United States	4,800,000		4,911,521
	[c] senior note, Reg S, 7.75%, 4/30/18	United States	500,000	GBP	690,492
	CIT Group Inc., senior note, 5.00%, 8/15/22	United States	2,058,000		2,186,625
	Citigroup Inc.,
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,136,572
	senior note, 3.30%, 4/27/25	United States	300,000		303,215
	senior note, 3.40%, 5/01/26	United States	3,100,000		3,123,313
	sub. bond, 5.50%, 9/13/25	United States	500,000		564,035
	sub. note, 4.05%, 7/30/22	United States	300,000		312,526
d	ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	1,200,000		1,185,702
	JPMorgan Chase & Co.,
	[e] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,616,325
	[e] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		550,025
	senior bond, 3.30%, 4/01/26	United States	400,000		403,472
	senior bond, 3.20%, 6/15/26	United States	1,500,000		1,500,444
	senior note, 4.25%, 10/15/20	United States	1,000,000		1,048,858
	sub. note, 3.375%, 5/01/23	United States	1,000,000		1,017,051
	sub. note, 3.875%, 9/10/24	United States	1,000,000		1,043,818
	Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	500,000		530,950
	Wells Fargo & Co.,
	[e] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000		1,606,425
	senior note, 3.00%, 4/22/26	United States	5,000,000		4,909,543

					31,399,898

	Capital Goods 1.5%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	2,600,000		2,645,500
d	Beacon Escrow Corp., senior note, 144A, 4.875%, 11/01/25	United States	1,600,000		1,614,000
	CNH Industrial NV, 3.85%, 11/15/27	United Kingdom	700,000		698,264
	Legrand France SA, senior bond, 8.50%, 2/15/25	France	100,000		129,807
d	Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	1,000,000		1,055,000
d	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	2,000,000		2,092,500
d	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000		1,716,000

					9,951,071

	Commercial & Professional Services 0.8%
d	IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	1,200,000		1,209,000
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,600,000		1,718,000
d	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	2,500,000		2,481,250

					5,408,250

FSI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Consumer Durables & Apparel 1.3%
d	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	2,700,000		$2,781,000
	KB Home,
	senior note, 4.75%, 5/15/19	United States	1,000,000		1,022,500
	senior note, 7.00%, 12/15/21	United States	1,200,000		1,338,000
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	2,000,000		2,097,500
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,211,375

					8,450,375

	Consumer Services 2.1%
d	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	1,200,000		1,215,000
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000		900,000
d	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,300,000		3,720,750
d	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	900,000		930,375
	senior note, 144A, 5.25%, 6/01/26	United States	1,300,000		1,371,500
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	3,000,000		3,086,960
	MGM Resorts International, senior note, 6.75%, 10/01/20	United States	200,000		216,500
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,200,000		1,239,000
d	Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,000,000		1,008,295

					13,688,380

	Diversified Financials 2.6%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	2,000,000		1,983,094
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	3,000,000		3,049,575
	senior note, 3.75%, 2/25/26	United States	1,500,000		1,541,371
d	Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	600,000	EUR	755,111
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	1,000,000		1,010,123
	senior note, 3.875%, 1/27/26	United States	4,200,000		4,381,370
	Navient Corp.,
	senior note, 6.625%, 7/26/21	United States	800,000		846,000
	senior note, 7.25%, 9/25/23	United States	2,500,000		2,675,000
	senior note, 6.125%, 3/25/24	United States	500,000		508,750

					16,750,394

	Energy 4.7%
	Anadarko Petroleum Corp., senior bond, 7.95%, 6/15/39	United States	100,000		136,431
	Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000		1,865,122
d	BG Energy Capital PLC, senior bond, 144A, 5.125%, 10/15/41	United Kingdom	100,000		119,115
ab,f	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	1,200,000		4,440
d	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	716,000		593,385
	Cheniere Corpus Christi Holdings LLC,
	senior secured note, first lien, 7.00%, 6/30/24	United States	800,000		912,000
	senior secured note, first lien, 5.875%, 3/31/25	United States	700,000		759,938

Annual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds (continued)
	Energy (continued)
d	Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	1,200,000		$1,224,000
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,000,000		1,011,525
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,500,000		2,565,625
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,900,000		2,094,750
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000		1,068,447
d,g	EnQuest PLC, senior note, 144A, PIK, 7.00%, 10/15/23	United Kingdom	1,219,861		876,731
	Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	100,000		126,118
	Exxon Mobil Corp., senior bond, 4.114%, 3/01/46	United States	200,000		223,767
d,h	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000		1,523,947
	Kinder Morgan Inc.,
	senior bond, 4.30%, 6/01/25	United States	2,000,000		2,085,995
	senior note, 3.15%, 1/15/23	United States	1,500,000		1,492,375
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000		2,030,000
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000		194,824
	Regency Energy Partners LP/Regency Energy Finance Corp.,
	senior note, 5.875%, 3/01/22	United States	200,000		218,820
	senior note, 5.00%, 10/01/22	United States	500,000		533,457
	Sabine Pass Liquefaction LLC,
	senior secured note, first lien, 5.625%, 2/01/21	United States	2,000,000		2,145,349
	senior secured note, first lien, 5.625%, 4/15/23	United States	900,000		989,009
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	300,000		255,750
d	Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	1,300,000		1,237,099
d,g	W&T Offshore Inc.,
	secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	483,815		463,253
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	431,432		335,213
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	800,000		818,500
	senior note, 8.25%, 6/15/23	United States	1,000,000		1,012,500
d	Woodside Finance Ltd.,
	senior bond, 144A, 3.70%, 3/15/28	Australia	800,000		796,556
	senior note, 144A, 3.70%, 9/15/26.	Australia	500,000		502,917

					30,216,958

	Food & Staples Retailing 0.7%
	Kroger Co., senior bond, 2.65%, 10/15/26.	United States	1,400,000		1,305,464
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	3,200,000		3,272,077

					4,577,541

	Food, Beverage & Tobacco 1.6%
	Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	1,300,000		1,331,600
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000		191,436
	Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	200,000		236,883
d	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	2,100,000		2,137,702
d	JBS USA LLC/Finance Inc., senior note, 144A, 5.75%, 6/15/25	United States	500,000		483,750
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	2,400,000		2,313,093
d	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	600,000		621,000
	senior note, 144A, 4.875%, 11/01/26	United States	1,400,000		1,466,500

FSI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
d	Post Holdings Inc.,
	senior bond, 144A, 5.625%, 1/15/28	United States	500,000		$502,500
	senior note, 144A, 5.50%, 3/01/25	United States	1,000,000		1,037,500
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000		213,530

					10,535,494

	Health Care Equipment & Services 2.3%
	Anthem Inc., senior bond, 3.30%, 1/15/23.	United States	200,000		203,139
d	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	2,000,000		1,997,500
	Centene Corp., senior note, 4.75%, 5/15/22	United States	1,700,000		1,772,250
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	400,000		232,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	500,000		452,500
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000		505,938
	senior bond, 5.00%, 5/01/25	United States	900,000		901,980
	senior note, 5.75%, 8/15/22	United States	1,500,000		1,544,062
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,500,000		1,605,000
	senior secured bond, first lien, 5.875%, 3/15/22	United States	450,000		482,625
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000		636,000
	senior secured bond, first lien, 5.50%, 6/15/47	United States	1,200,000		1,200,000
d	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	900,000		960,750
d,g	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	200,000		208,000
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	500,000		516,687
	Tenet Healthcare Corp.,
	senior note, 5.50%, 3/01/19	United States	300,000		306,000
	senior note, 8.125%, 4/01/22	United States	1,000,000		1,021,250

					14,545,681

	Insurance 0.9%
	MetLife Inc.,
	senior note, 3.60%, 4/10/24	United States	1,200,000		1,256,204
	senior note, 3.00%, 3/01/25	United States	300,000		300,492
d	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000		3,699,640
	Prudential Financial Inc., senior note, 3.50%, 5/15/24	United States	800,000		831,957

					6,088,293

	Materials 6.3%
	ArcelorMittal,
	senior note, 6.00%, 3/01/21	France	1,800,000		1,946,367
	senior note, 6.125%, 6/01/25	France	300,000		345,750
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.00%, 6/30/21.	Luxembourg	1,300,000		1,339,000
	senior note, 144A, 6.00%, 2/15/25.	Luxembourg	900,000		949,500
d	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	2,700,000		2,794,500
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000		1,059,170
d	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		1,584,877
d	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,200,000	EUR	1,508,329
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	2,000,000		2,125,000

Annual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds (continued)
	Materials (continued)
d	First Quantum Minerals Ltd.,
	senior note, 144A, 7.00%, 2/15/21	Zambia	625,000		$650,000
	senior note, 144A, 7.25%, 4/01/23	Zambia	1,600,000		1,728,000
d	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	800,000		818,584
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,554,250
d	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,000,000		1,067,962
d	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	600,000		621,450
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000		264,504
d	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000		3,052,800
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	2,100,000		2,200,978
d	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000		743,750
d	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	United States	400,000		414,000
d	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	2,300,000		2,351,750
d	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	1,400,000		1,454,250
	senior note, 144A, 5.875%, 8/15/23	United States	700,000		755,563
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
	Group Issuer Luxembourg SA,
	[d] senior note, 144A, 7.00%, 7/15/24.	United States	500,000		536,438
	senior secured note, first lien, 5.75%, 10/15/20	United States	678,376		689,399
	[d] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	700,000		725,375
d	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,075,000
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		437,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		1,060,000
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		1,065,000
	senior note, 5.125%, 10/01/21	United States	1,000,000		1,027,500
d	SunCoke Energy Partners LP/SunCoke Energy Partners Finance
	Corp., senior note, 144A, 7.50%, 6/15/25	United States	2,000,000		2,100,000

					41,046,046

	Media 5.3%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	500,000		507,795
d	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	200,000		213,500
d	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	2,200,000		2,246,750
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	2,000,000		2,030,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	1,100,000		1,129,562
	[d] senior bond, 144A, 5.375%, 5/01/25	United States	900,000		929,538
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,021,250
	senior sub. note, 7,625%, 3/15/20	United States	700,000		688,625
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	2,000,000		2,150,000
	DISH DBS Corp.,
	senior note, 6.75%, 6/01/21	United States	500,000		526,875
	senior note, 5.875%, 7/15/22	United States	500,000		504,375
	senior note, 5.875%, 11/15/24	United States	1,200,000		1,171,500

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	1,000,000		$720,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		505,750
d	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	2,000,000		2,070,000
d	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	1,700,000		1,802,000
	senior bond, 144A, 5.375%, 4/15/25	United States	800,000		835,000
	Tegna Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,051,250
	[d] senior bond, 144A, 5.50%, 9/15/24	United States	500,000		526,250
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,025,000
	Time Warner Cable LLC, senior note, 4.00%, 9/01/21	United States	1,300,000		1,339,854
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	2,500,000		2,368,285
d	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	560,000	EUR	699,956
d	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,802,000
d	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,500,000		2,443,750
d	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,306,342
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,957,000
d	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	700,000	EUR	875,059

					34,447,266

	Pharmaceuticals, Biotechnology & Life Sciences 1.9%
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000		2,242,606
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	2,500,000		2,587,392
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	1,500,000		1,555,997
	Celgene Corp., senior bond, 3.45%, 11/15/27	United States	800,000		800,821
d,g	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	700,000		714,000
d	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		936,000
	senior note, 144A, 6.00%, 7/15/23	United States	400,000		316,000
d	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000		1,215,000
d	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,100,000		1,113,750
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		275,625
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		368,000
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000		214,500

					12,339,691

	Real Estate 1.1%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	2,400,000		2,361,750
	Equinix Inc.,
	senior bond, 5.375%, 4/01/23	United States	2,500,000		2,597,500
	senior bond, 5.875%, 1/15/26	United States	100,000		107,625

Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds (continued)
	Real Estate (continued)
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	800,000		$832,000
	senior bond, 5.00%, 10/15/27	United States	1,100,000		1,123,375

					7,022,250

	Retailing 0.9%
d	Amazon.com Inc., senior note, 144A, 2.80%, 8/22/24	United States	1,000,000		998,232
	Home Depot Inc., senior note, 2.125%, 9/15/26	United States	1,500,000		1,405,637
	JD.com Inc., senior note, 3.125%, 4/29/21	China	200,000		199,474
ac,g	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	1,121,170		16,817
ac,g	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	195,633		150,637
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	2,300,000		2,449,500
d	PetSmart Inc., senior secured note, first lien, 144A, 5.875%, 6/01/25 .	United States	1,000,000		772,500

					5,992,797

	Semiconductors & Semiconductor Equipment 0.3%
	Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	1,400,000		1,569,750
	Xilinx Inc., senior note, 2.125%, 3/15/19	United States	200,000		199,381

					1,769,131

	Software & Services 1.2%
d	First Data Corp.,
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,188,725
	senior note, 144A, 7.00%, 12/01/23	United States	700,000		742,000
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	600,000		626,745
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	2,000,000		2,080,000
d	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	2,200,000		2,293,500

					7,930,970

	Technology Hardware & Equipment 0.6%
d	CommScope Technologies LLC,
	senior bond, 144A, 6.00%, 6/15/25	United States	1,400,000		1,494,500
	senior bond, 144A, 5.00%, 3/15/27	United States	1,700,000		1,704,250
d	Dell International LLC/EMC Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	300,000		312,000
	senior note, 144A, 7.125%, 6/15/24	United States	200,000		219,048
	Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	100,000		112,220
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	200,000		211,292

					4,053,310

	Telecommunication Services 2.5%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,870,558
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	500,000		491,875
	senior bond, 5.625%, 4/01/25	United States	300,000		274,125
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,186,278
d	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		988,370
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,600,000		1,680,000
	Intelsat Jackson Holdings SA,
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		945,000
	senior note, 7.50%, 4/01/21	Luxembourg	500,000		457,500

FSI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	500,000	$501,250
	[d] senior note, 144A, 9.00%, 11/15/18	United States	148,000	155,970
	[d] senior note, 144A, 7.00%, 3/01/20	United States	800,000	858,000
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000	533,750
d	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	1,687,500	1,702,266
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	500,000	531,250
	senior bond, 6.375%, 3/01/25	United States	1,300,000	1,394,250
	senior note, 6.125%, 1/15/22	United States	200,000	206,800
	senior note, 6.00%, 4/15/24	United States	200,000	212,500
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000	2,227,721

				16,217,463

	Transportation 1.4%
d	DAE Funding LLC,
	senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	700,000	689,500
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,600,000	1,580,000
	FedEx Corp., senior bond, 3.25%, 4/01/26	United States	2,500,000	2,522,827
d	Park Aerospace Holdings Ltd.,
	senior note, 144A, 5.25%, 8/15/22	Ireland	1,000,000	990,010
	senior note, 144A, 5.50%, 2/15/24	Ireland	1,300,000	1,294,800
d	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27.	Australia	1,100,000	1,072,209
	United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	1,000,000	1,016,880

				9,166,226

	Utilities 3.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,144,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,270,750
d	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	700,000	702,156
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	1,100,000	1,064,027
d	Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	2,000,000	2,175,000
d,e	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000	3,070,380
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000	1,878,345
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	2,434,912
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	3,600,000	3,536,140
d	State Grid Overseas Invesments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,300,000	1,307,579
d	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22.	United States	1,700,000	1,751,000
	senior note, 144A, 10.50%, 1/15/26	United States	500,000	496,775
d	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,300,000	1,273,350

				22,104,914

	Total Corporate Bonds (Cost $314,645,248)			317,242,393

Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
i,j	Senior Floating Rate Interests 10.5%
	Automobiles & Components 0.4%
	Allison Transmission Inc., Term Loans, 3.57%, (LIBOR + 2.00%), 9/23/22	United States	849,136	$855,947
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.319%, (LIBOR + 2.75%), 6/30/22	United States	1,823,170	1,836,275

				2,692,222

	Capital Goods 0.1%
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.943%, (LIBOR + 8.25%), 10/09/20	United States	76,701	72,993
	Harsco Corp., Term B-1 Loan, 4.375%, (LIBOR + 3.00%), 12/10/24	United States	232,004	235,194
	Leidos Innovations Corp., Term Loan B, 3.625%, (LIBOR + 2.00%), 8/16/23	United States	160,149	161,791

				469,978

	Commercial & Professional Services 0.1%
	KAR Auction Services Inc., Term Loan B, 4.25%, (LIBOR + 2.50%), 3/09/23	United States	687,506	692,232
	Ventia Pty. Ltd., Term B Loans (USD), 5.193%, (LIBOR + 3.50%), 5/21/22	Australia	83,371	84,622

				776,854

	Consumer Services 0.8%
	Aristocrat Technologies Inc.,
	New 2017 Term Loans, 3.357%, (LIBOR + 2.00%), 10/19/24	United States	783,000	786,058
	Term B-2 Loans, 3.363%, (LIBOR + 2.00%), 10/20/21	United States	166,886	167,225
	Avis Budget Car Rental LLC, Tranche B Term Loan, 3.70%, (LIBOR + 2.00%), 3/15/22	United States	729,434	730,422
	Eldorado Resorts Inc., Initial Term Loan, 3.688% - 3.813%, (LIBOR + 2.25%), 4/17/24	United States	345,096	345,851
	Fitness International LLC, Term A Loan, 4.60%, (LIBOR + 3.25%), 4/01/20	United States	2,789,554	2,795,658
	Greektown Holdings LLC, Initial Term Loan, 4.319%, (LIBOR + 2.75%), 4/25/24	United States	281,279	281,366
	NVA Holdings Inc., Second Lien Term Loan, 8.693%, (LIBOR + 7.00%), 8/14/22	United States	53,412	53,835

				5,160,415

	Diversified Financials 0.0%†
	Russell Investments U.S. Institutional Holdco Inc., Term Loan B, 5.943%, (LIBOR + 4.25%), 6/01/23	United States	329,152	332,362

	Energy 1.5%
	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 7.319%, (LIBOR + 5.75%), 8/14/20	United States	2,413,268	2,362,739
	Second Lien Initial Term Loan, 12.319%, (LIBOR + 10.75%), 2/16/21	United States	1,248,332	1,204,641
	Fieldwood Energy LLC, Loans, 4.568%, (LIBOR + 2.875%), 10/01/18	United States	4,096,974	3,984,307
	Foresight Energy LLC, Term Loans, 7.443%, (LIBOR + 5.75%), 3/28/22	United States	1,234,022	1,158,438
	OSG Bulk Ships Inc., Initial Term Loan, 5.65%, (LIBOR + 4.25%), 8/05/19	United States	990,091	960,389

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
[i,j]	Senior Floating Rate Interests (continued)
	Energy (continued)
	UTEX Industries Inc., First Lien Initial Term Loan, 5.569%, (LIBOR + 4.00%), 5/21/21	United States	53,609	$52,536

				9,723,050

	Food & Staples Retailing 0.2%
	Aramark Corp., U.S. Term B-1 Loan, 3.569%, (LIBOR + 2.00%), 3/11/25	United States	385,610	388,261
	Smart and Final Stores LLC, First Lien Term Loan, 5.193%, (LIBOR + 3.50%), 11/15/22	United States	1,157,580	1,135,875

				1,524,136

	Food, Beverage & Tobacco 0.3%
	JBS USA LUX SA, New Initial Term Loans, 4.10%, (LIBOR + 2.50%), 10/30/22	United States	1,730,750	1,701,760

	Health Care Equipment & Services 0.3%
	Quintiles IMS Inc., Term B-2 Dollar Loans, 3.693%, (LIBOR + 2.00%), 1/20/25	United States	1,156,720	1,163,046
	U.S. Renal Care Inc., Initial Term Loan, 5.943%, (LIBOR + 4.25%), 12/31/22	United States	596,417	589,111

				1,752,157

	Household & Personal Products 0.1%
	Spectrum Brands Inc., USD Term Loans, 3.397% - 3.623%, (LIBOR + 2.00%), 6/23/22	United States	948,065	954,422

	Materials 1.3%
	Ashland LLC, Term B Loan, 3.569% - 3.574%, (LIBOR + 2.00%), 5/17/24	United States	717,558	722,379
	Chemours Co., Tranche B-1 US Term Loans, 4.07%, (LIBOR + 2.50%), 5/12/22	United States	2,690,651	2,716,435
	Cyanco Intermediate Corp., Initial Term Loan, 6.069%, (LIBOR + 4.50%), 5/01/20	United States	732,918	743,912
	OCI Beaumont LLC, Term B-3 Loan, 8.172%, (LIBOR + 6.75%), 8/20/19	United States	920,347	934,350
	Oxbow Carbon LLC,
	[k,l] Second Lien Initial Term Loan, TBD, 1/05/24	United States	229,047	230,193
	[k,l] Term Loan, TBD, 1/05/22	United States	1,350,000	1,351,688
	Tranche A-1 Term Loan, 6.50%, (Prime + 2.00%), 10/21/19	United States	436,364	436,909
	Tranche B Term Loan, 7.00%, (Prime + 2.50%), 1/17/20	United States	551,290	551,980
	[k,l] Tranche B Term Loan, TBD, 1/05/23	United States	560,000	564,550

				8,252,396

	Media 0.8%
	Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 3.819%, (LIBOR + 2.25%), 7/28/25	United States	199,108	198,710
	AMC Entertainment Holdings Inc.,
	Incremental Term Loans, 3.727%, (LIBOR + 2.25%), 12/15/23	United States	739,788	741,638
	Initial Term Loans, 3.727%, (LIBOR + 2.25%), 12/15/22	United States	994,189	999,603

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
[i,j]	Senior Floating Rate Interests (continued)
	Media 0.8% (continued)
k,l	Charter Communications Operating LLC, Term Loan A-2, TBD, 3/31/23	United States	939,421	$939,714
	CSC Holdings LLC, March 2017 Incremental Term Loans, 3.741%, (LIBOR + 2.25%), 7/17/25	United States	1,228,029	1,224,651
	Gray Television Inc., Term B-2 Loan, 3.611%, (LIBOR + 2.25%), 2/07/24	United States	900,000	906,589
	Lions Gate Entertainment Corp., Term A Loan, 3.569%, (LIBOR + 2.00%), 12/08/21	United States	514,707	515,994

				5,526,899

	Pharmaceuticals, Biotechnology & Life Sciences 1.0%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.875%, (LIBOR + 4.25%), 4/29/24	United States	2,249,020	2,266,088
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.739%, (LIBOR + 2.25%), 1/31/25	United States	2,341,332	2,349,503
	RPI Finance Trust, Term A-3 Loan, 3.443%, (LIBOR + 1.75%), 10/14/21	United States	352,976	353,638
	Syneos Health Inc., Initial Term B Loans, 3.819%, (LIBOR + 2.25%), 8/01/24	United States	743,946	746,085
	Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 4.94%, (LIBOR + 3.50%), 4/01/22	United States	680,220	691,151

				6,406,465

	Retailing 1.2%
	Ascena Retail Group Inc., Tranche B Term Loan, 6.125%, (LIBOR + 4.50%), 8/21/22	United States	3,388,412	2,825,088
k	Harbor Freight Tools USA Inc., Term Loan B, 4.819%, (LIBOR + 3.25%), 8/16/23	United States	2,000,000	2,015,782
	Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/23/23	United States	1,393,762	1,346,288
	PetSmart Inc., Tranche B-2 Loans, 4.57%, (LIBOR + 3.00%), 3/11/22	United States	1,930,496	1,555,860

				7,743,018

	Semiconductors & Semiconductor Equipment 0.2%
	MKS Instruments Inc., Tranche B-3 Term Loans, 3.569%, (LIBOR + 2.00%), 4/29/23	United States	300,134	303,322
	ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.569%, (LIBOR + 2.00%), 3/31/23	United States	1,210,290	1,217,477

				1,520,799

	Software & Services 0.3%
	Global Payments Inc., Term A-2 Loan, 3.319%, (LIBOR + 1.75%), 5/02/22	United States	625,998	626,487
	Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.385%, (LIBOR + 3.00%), 11/03/23	United States	386,678	387,028
	Wex Inc., Term Loan B, 4.319%, (LIBOR + 2.75%), 7/01/23	United States	653,255	657,396

				1,670,911

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
[i,j]	Senior Floating Rate Interests (continued)
	Technology Hardware & Equipment 0.2%
	Ciena Corp., Refinancing Term Loan, 4.001%, (LIBOR + 2.50%), 1/28/22	United States	181,320		$182,226
	Commscope Inc., Tranche 5 Term Loans, 3.38% - 3.569%, (LIBOR + 2.00%), 12/29/22	United States	119,955		120,805
	Western Digital Corp., U.S. Term B-3 Loan, 3.569%, (LIBOR + 2.00%), 4/29/23	United States	939,230		944,122

					1,247,153

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.57%, (LIBOR + 3.00%), 10/05/23	United States	237,569		234,391
	Global Tel*Link Corp., Term Loan, 5.693%, (LIBOR + 4.00%), 5/23/20	United States	275,545		276,923

					511,314

	Transportation 0.6%
	Air Canada, Term Loan, 3.745%, (LIBOR + 2.25%), 10/06/23	Canada	49,426		49,751
	The Hertz Corp., Tranche B-1 Term Loan, 5.45%, (LIBOR + 3.75%), 6/30/23	United States	1,711,180		1,709,754
	International Seaways Operating Corp., Initial Term Loans, 6.85%, (LIBOR + 5.50%), 6/22/22	United States	844,687		851,023
	Navios Maritime Midstream Partners LP, Term Loan, 6.13%, (LIBOR + 4.50%), 6/18/20	Marshall Islands	1,272,508		1,269,326
	XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	93,651		94,332

					3,974,186

	Utilities 1.0%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.95%, (LIBOR + 3.25%), 6/28/23	United States	2,922,128		2,955,609
	Lightstone Holdco LLC,
	Initial Term B Loan, 6.069%, (LIBOR + 4.50%), 1/30/24	United States	2,282,427		2,295,408
	Initial Term C Loan, 6.069%, (LIBOR + 4.50%), 1/30/24	United States	144,928		145,752
	NRG Energy Inc., Term Loans, 3.943%, (LIBOR + 2.25%), 6/30/23	United States	856,950		858,413

					6,255,182

	Total Senior Floating Rate Interests (Cost $68,706,956)				68,195,679

	Foreign Government and Agency Securities 7.4%
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000		1,609,372
	Government of Indonesia,
	senior bond, FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,547,562
	senior bond, FR53, 8.25%, 7/15/21	Indonesia	46,000,000,000	IDR	3,643,504
	senior bond, FR64, 6.125%, 5/15/28	Indonesia	34,000,000,000	IDR	2,430,334
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	26,500,000,000	IDR	2,171,466
	Government of Malaysia, senior note, 3.58%, 9/28/18	Malaysia	10,200,000	MYR	2,533,819
	Government of Mexico,
	senior bond, M, 6.50%, 6/10/21	Mexico	362,000	[m] MXN	1,781,353
	senior note, M 10, 8.50%, 12/13/18	Mexico	2,305,000	[m] MXN	11,811,506
d	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20	Serbia	4,000,000		4,155,240
	senior note, 144A, 7.25%, 9/28/21	Serbia	200,000		228,998

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
d	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000		$213,480
	144A, 7.75%, 9/01/23	Ukraine	369,000		393,003
	144A, 7.75%, 9/01/24	Ukraine	369,000		389,112
	144A, 7.75%, 9/01/25	Ukraine	369,000		386,086
	144A, 7.75%, 9/01/26	Ukraine	369,000		382,321
	144A, 7.75%, 9/01/27	Ukraine	369,000		382,321
	[a,n]144A, VRI, GDP Linked Security, 5/31/40	Ukraine	1,952,000		1,087,752
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	20,100	[o] BRL	6,246,307
	10.00%, 1/01/23	Brazil	14,600	[o] BRL	4,460,541
	[p]Index Linked, 6.00%, 5/15/23	Brazil	1,950	[o] BRL	1,881,197

	Total Foreign Government and Agency Securities (Cost $45,679,267)				47,735,274

	U.S. Government and Agency Securities 6.8%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,060,240
	6.50%, 11/15/26	United States	2,400,000		3,187,607
	3.00%, 11/15/45	United States	5,000,000		5,246,416
	[q] Index Linked, 0.625%, 1/15/24	United States	7,727,848		7,869,353
	U.S. Treasury Note, 3.75%, 11/15/18	United States	7,000,000		7,118,023
	2.75%, 2/15/24	United States	1,000,000		1,026,205
	2.25%, 11/15/25	United States	8,500,000		8,424,536
	[q]Index Linked, 0.125%, 7/15/24	United States	8,850,906		8,754,368
	[q]Index Linked, 0.625%, 7/15/21	United States	1,751,097		1,785,640

	Total U.S. Government and Agency Securities (Cost $44,359,625)				44,472,388

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 11.7%
	Banks 1.1%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	224,215		225,074
r	Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.551%, 6/25/34	United States	1,106,363		1,128,336
s	Citibank Credit Card Issuance Trust,
	2013-A2, A2, FRN, 1.832%, (1-month USD LIBOR + 0.28%), 5/26/20	United States	650,000		650,589
	2013-A4, A4, FRN, 1.972%, (1-month USD LIBOR + 0.42%), 7/24/20	United States	710,000		711,489
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	878,149		819,431
r	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.767%, 7/10/38	United States	1,045,000		980,459
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000		943,594
r	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.629%, 3/25/34	United States	1,275,000		1,281,238
s	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 1.932%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	146,757		145,550

					6,885,760

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials 10.6%
d,s	Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 2.579%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	432,000	$435,046
d,s	Atrium VIII,
	8A, BR, 144A, FRN, 3.263%, (3-month USD LIBOR + 1.90%), 10/23/24	United States	350,000	353,994
	8A, CR, 144A, FRN, 3.863%, (3-month USD LIBOR + 2.50%), 10/23/24	United States	470,000	479,377
d,s	Atrium XI, 11A, CR, 144A, FRN, 3.513%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	1,820,000	1,834,396
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	1,050,000	1,082,160
	2015-UBS7, A4, 3.705%, 9/15/48	United States	1,170,000	1,225,298
	[r] 2015-UBS7, B, FRN, 4.366%, 9/15/48	United States	760,000	798,552
s	Bank of America Credit Card Trust, 2005-A1, A, FRN, 1.807%, (1-month USD LIBOR + 0.33%), 6/15/20	United States	800,000	800,126
d,r	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.459%, 5/26/35	United States	431,702	418,464
d,s	Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 2.539%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	250,000	250,403
d,s	BlueMountain CLO Ltd.,
	2012-2A, BR, 144A, FRN, 3.336%, (3-month USD LIBOR + 1.90%), 11/20/28	United States	510,000	516,931
	2012-2A, CR, 144A, FRN, 4.036%, (3-month USD LIBOR + 2.60%), 11/20/28	United States	270,000	273,991
d,s	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 2.531%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	1,800,000	1,799,514
d,t,u	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, (3-month USD LIBOR + 1.15%), 1/15/30	United States	200,000	200,000
d,s	Burnham Park CLO Ltd.,
	2016-1A, A, 144A, FRN, 2.793%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	350,000	353,647
	2016-1A, B, 144A, FRN, 3.163%, (3-month USD LIBOR + 1.80%), 10/20/29	United States	460,000	464,802
	2016-1A, C, 144A, FRN, 3.763%, (3-month USD LIBOR + 2.40%), 10/20/29	United States	460,000	464,545
s	Capital One Multi-Asset Execution Trust,
	2014-A3, A3, FRN, 1.857%, (1-month USD LIBOR + 0.38%), 1/18/22	United States	370,000	371,267
	2016-A1, A1, FRN, 1.927%, (1-month USD LIBOR + 0.45%), 2/15/22	United States	2,950,000	2,964,511
	2016-A2, A2, FRN, 2.107%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	3,990,000	4,044,338
d,s	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, BR, 144A, FRN, 3.263%, (3-month USD LIBOR + 1.90%), 1/20/29	United States	500,000	508,240
	2012-4A, C1R, 144A, FRN, 3.963%, (3-month USD LIBOR + 2.60%), 1/20/29	United States	480,000	488,242

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
d,s	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 2.551%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	1,150,000	$1,157,234
d,s	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.304%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,550,000	1,571,716
d,s	Cent CLO LP,
	2013-17A, B, 144A, FRN, 4.378%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	784,314	784,392
	2014-22A, A2AR, 144A, FRN, 3.342%, (3-month USD LIBOR + 1.95%), 11/07/26	United States	392,000	395,967
	2014-22A, BR, 144A, FRN, 4.342%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	340,000	347,796
d,r	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	870,000	878,419
s	Chase Issuance Trust, 2013-A6, A6, FRN, 2.008%, (1-month USD LIBOR + 0.42%), 7/15/20	United States	1,090,000	1,092,056
d,s	Cole Park CLO Ltd., 15-1A, B, 144A, FRN, 3.613%, (3-month USD LIBOR + 2.25%), 10/20/28	United States	270,000	271,169
r	COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	870,000	920,496
d	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,410,000	1,433,527
d,s	Cumberland Park CLO Ltd.,
	2015-2A, B, 144A, FRN, 3.463%, (3-month USD LIBOR + 2.10%), 7/20/26	United States	1,080,000	1,091,945
	2015-2A, C, 144A, FRN, 4.213%, (3-month USD LIBOR + 2.85%), 7/20/26	United States	190,000	193,773
s	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 2.017%, (1-month USD LIBOR + 0.54%), 9/15/21	United States	2,950,000	2,966,127
d,s	Dryden 33 Senior Loan Fund,
	2014-33A, BR, 144A, FRN, 3.209%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	535,000	539,836
	2014-33A, CR, 144A, FRN, 3.859%, (3-month USD LIBOR + 2.50%), 10/15/28	United States	270,000	274,344
d,s	Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.519%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	450,000	451,445
d,r	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,350,000	1,397,340
s	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,264,200	1,302,679
	2014-DN4, M3, FRN, 6.102%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	681,403	752,524
	2014-HQ2, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	953,994	984,552
	2015-HQ1, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	347,920	350,837
	2015-HQ1, M3, FRN, 5.352%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	370,000	402,429

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
d,s	Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.609%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	540,000	$543,353
d,s	Flatiron CLO Ltd., 2014-1A, A1R, 144A, FRN, 2.533%, (3-month USD LIBOR + 1.18%), 7/17/26	United States	1,640,000	1,647,347
s	FNMA Connecticut Avenue Securities,
	2014-C03, 1M2, FRN, 4.552%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	912,447	975,840
	2015-C01, 1M2, FRN, 5.852%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	1,018,615	1,116,673
	2015-C01, 2M2, FRN, 6.102%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	1,607,403	1,719,625
	2015-C02, 1M2, FRN, 5.552%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,065,590	1,158,679
	2015-C02, 2M2, FRN, 5.552%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,116,217	1,187,872
	2015-C03, 2M2, FRN, 6.552%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,181,106	2,402,242
	2017-C01, 1M2, FRN, 5.102%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,890,000	2,056,036
d,s	Galaxy CLO Ltd.,
	2014-17A, AR, 144A, FRN, 2.759%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	720,000	720,936
	2014-17A, BR, 144A, FRN, 3.159%, (3-month USD LIBOR + 1.80%), 7/15/26	United States	470,000	471,001
	2014-17A, C1R, 144A, FRN, 3.759%, (3-month USD LIBOR + 2.40%), 7/15/26	United States	250,000	251,225
d	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	1,158,213	1,142,344
	GS Mortgage Securities Trust,
	[r] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	900,000	889,922
	2017-GS6, B, 3.869%, 5/10/50	United States	870,000	888,374
s	Impac Secured Assets Trust, 2007-2, FRN, 1.802%, (1-month USD LIBOR + 0.25%), 4/25/37	United States	154,772	153,496
d,s	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.91%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	1,420,590	1,428,313
d,r	J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, B, 144A, FRN, 2.854%, 10/06/38	United States	1,200,000	1,153,691
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	1,040,000	1,057,868
[d,t,u]	LCM 26 Ltd., 26A, B, 144A, FRN, 1/20/31	United States	250,000	250,000
d,s	LCM XVI LP, 2016A, BR, 144A, FRN, 2.859%, (3-month USD LIBOR + 1.50%), 7/15/26	United States	570,000	570,941
d,s	LCM XVII LP,
	2017A, BR, 144A, FRN, 3.209%, (3-month USD LIBOR + 1.85%), 10/15/26	United States	350,000	351,915
	2017A, CR, 144A, FRN, 3.859%, (3-month USD LIBOR + 2.50%), 10/15/26	United States	320,000	326,858

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
d,s	LCM XXIV Ltd., 24A, A, 144A, FRN, 2.673%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	480,000	$482,078
d,s	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 3.162%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000	405,662
	2017-23A, C, 144A, FRN, 3.812%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	500,000	508,183
d,s	Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.166%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	200,000	201,418
s	MortgageIT Trust, 2004-1, A2, FRN, 2.452%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	204,928	201,844
d,s	Octagon Investment Partners 30 Ltd., 144A, FRN, 2.683%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	480,000	486,667
d,s	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.543%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	900,000	903,096
d,s	Octagon Investment Partners XXIII Ltd., 2015-1A, B, 144A, FRN, 3.359%, (3-month USD LIBOR + 2.00%), 7/15/27	United States	400,000	403,956
s	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.862%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	299,219	295,440
s	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.861%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	189,130	186,722
r	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.189%, 4/25/45	United States	192,108	193,399
d,s	Voya CLO Ltd.,
	2013-2A, B, 144A, FRN, 4.047%, (3-month USD LIBOR + 2.68%), 4/25/25	United States	1,080,000	1,080,734
	2015-2A, B, 144A, FRN, 3.343%, (3-month USD LIBOR + 1.98%), 7/23/27	United States	820,000	828,733
	Wells Fargo Mortgage Backed Securities Trust,
	[r] 2004-W, A9, FRN, 3.71%, 11/25/34	United States	511,287	524,049
	2007-3, 3A1, 5.50%, 4/25/22	United States	104,569	106,887

				68,961,866

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $75,190,420)			75,847,626

	Mortgage-Backed Securities 9.9%
v	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.948%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	16,411	16,973

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.6%
	FHLMC Gold 15 Year, 5.50%, 1/01/19 - 7/01/19	United States	13,292	13,465
	FHLMC Gold 30 Year, 3.00%, 1/01/47	United States	566,080	567,232
w	FHLMC Gold 30 Year, 3.00%, 1/01/47	United States	7,550,000	7,555,120
w	FHLMC Gold 30 Year, 3.50%, 1/01/47	United States	4,530,000	4,654,476
	FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	4,375,511	4,499,086
w	FHLMC Gold 30 Year, 4.00%, 1/01/47	United States	1,820,000	1,904,044
	FHLMC Gold 30 Year, 4.00%, 8/01/47	United States	8,555,967	8,955,439
	FHLMC Gold 30 Year, 4.00%, 11/01/47	United States	743,728	779,368
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	240,905	260,251
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	184,485	203,575

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	171,565	$192,842
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	32,886	36,447
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	13,358	14,206
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,018	1,081

				29,636,632

v	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.955% - 3.418%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/20 - 12/01/34	United States	102,824	108,348

	Federal National Mortgage Association (FNMA) Fixed Rate 3.4%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	333,285	335,147
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	29,452	29,952
	FNMA 15 Year, 5.00%, 6/01/18	United States	5,370	5,470
	FNMA 15 Year, 5.50%, 9/01/18 - 11/01/18	United States	22,328	22,421
w	FNMA 30 Year, 3.00%, 1/01/47	United States	8,380,000	8,382,331
	FNMA 30 Year, 3.00%, 3/01/47	United States	572,747	573,332
w	FNMA 30 Year, 3.50%, 1/01/47	United States	4,580,000	4,705,392
	FNMA 30 Year, 3.50%, 11/01/47	United States	5,655,520	5,815,217
w	FNMA 30 Year, 4.00%, 1/01/47	United States	1,770,000	1,852,089
	FNMA 30 Year, 4.00%, 1/01/48	United States	200,000	209,807
	FNMA 30 Year, 5.00%, 4/01/30	United States	62,356	67,087
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	166,952	187,443

				22,185,688

	Government National Mortgage Association (GNMA) Fixed Rate 1.9%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	239,661	260,433
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	1,000	1,110
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	16,251	16,495
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,263	1,435
w	GNMA II SF 30 Year, 3.00%, 1/01/47	United States	5,620,000	5,669,895
	GNMA II SF 30 Year, 3.00%, 5/20/47	United States	377,823	381,638
w	GNMA II SF 30 Year, 3.50%, 1/01/47	United States	1,910,000	1,976,044
	GNMA II SF 30 Year, 3.50%, 9/20/47	United States	3,286,982	3,404,809
	GNMA II SF 30 Year, 3.50%, 11/20/47	United States	387,228	401,109
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	67,081	73,266
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	85,616	97,198
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	43,796	50,213
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	10,715	12,102

				12,345,747

	Total Mortgage-Backed Securities (Cost $64,215,927)			64,293,388

	Municipal Bonds 0.9%
	California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	1,650,000	2,018,297
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	500,000	552,710
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,490,000	1,641,369

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount	*	Value
	Municipal Bonds (continued)
f	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000		$1,147,781
	Series XX, 5.25%, 7/01/40	United States	165,000		54,656
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	540,000		533,239

	Total Municipal Bonds (Cost $7,828,355)				5,948,052

			Shares
	Escrows and Litigation Trusts 0.0%†
a,ab	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	1,500,000		—
a,ab	NewPage Corp., Litigation Trust	United States	2,500,000		—
a	Penn Virginia Corp., Escrow Account	United States	1,500,000		5,625
a,ab	Vistra Energy Corp., Escrow Account	United States	3,000,000		34,800

	Total Escrows and Litigation Trusts (Cost $91,006)				40,425

	Total Investments before Short Term Investments (Cost $672,657,725)				668,416,018

			Principal Amount	*
	Short Term Investments 1.6%
	U.S. Government and Agency Securities (Cost $348,458) 0.1%
x,y	U.S. Treasury Bill, 5/03/18.	United States	350,000		348,362

	Total Investments before Money Market Funds (Cost $673,006,183)				668,764,380

			Shares
	Money Market Funds (Cost $10,018,679) 1.5%
b,z	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	United States	10,018,679		10,018,679

	Total Investments (Cost $683,024,862) 104.5%				678,783,059
	Other Assets, less Liabilities (4.5)%				(29,034,057)

	Net Assets 100.0%				$649,749,002

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation lll, a wholly-owned subsidiary of the Fund. See Note 1(g).

abFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

acSee Note 8 regarding restricted securities.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the value of this security was $690,492, representing 0.1% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $173,873,932, representing 26.7% of net assets.

ePerpetual security with no stated maturity date.

fSee Note 7 regarding defaulted securities.

gIncome may be received in additional securities and/or cash.

hSee Note 1(f) regarding loan participation notes.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(i) regarding senior floating rate interests.

kSecurity purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mPrincipal amount is stated in 100 Mexican Peso Units.

nThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(k).

qPrincipal amount of security is adjusted for inflation. See Note 1(k).

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tSecurity purchased on a when-issued basis. See Note 1(c).

uThe coupon rate will be determined at time of issue.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe security was issued on a discount basis with no stated coupon rate.

yA portion or all of the security has been segregated as collateral for open futures contracts. At December 31, 2017, the value of this security and/or cash pledged amounted to $274,708, representing less than 0.1% of net assets.

zThe rate shown is the annualized seven-day yield at period end.

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Euro-Bund	Long	13	$2,521,788		3/08/18	$(28,626)
Long Gilt	Long	46	7,775,027		3/27/18	65,154
U.S. Treasury 10 Yr. Note Ultra	Long	14	1,869,875		3/20/18	(6,709)
U.S. Treasury 30 Yr. Bond	Long	22	3,366,000		3/20/18	(2,122)

Total Futures Contracts						$27,697

*As of period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Buy	27,000,000	1,456,389		2/05/18	$—	$(36,968)
Polish Zloty	JPHQ	Buy	6,000,000	1,641,452		2/20/18	82,223	—
Argentine Peso	JPHQ	Buy	5,500,000	298,248		3/15/18	—	(14,585)
Colombian Peso	JPHQ	Buy	3,000,000,000	987,573		3/15/18	10,442	—
Indian Rupee	JPHQ	Buy	44,000,000	658,288		4/12/18	24,062	—
Mexican Peso	JPHQ	Buy	11,000,000	576,883		4/12/18	—	(27,788)
Australian Dollar	DBAB	Sell	5,308,345	4,159,513		4/19/18	18,947	—
Australian Dollar	JPHQ	Sell	7,050,000	5,525,014		4/19/18	25,940	—
British Pound	DBAB	Sell	1,600,000	2,117,056		4/19/18	—	(51,910)
British Pound	JPHQ	Sell	1,300,000	13,913,965	SEK	4/19/18	—	(54,214)
British Pound	JPHQ	Sell	1,837,472	2,434,568		4/19/18	—	(56,316)
Canadian Dollar	JPHQ	Sell	9,700,000	7,728,492		4/19/18	2,135	—
Euro	BZWS	Sell	2,561,255	3,039,531		4/19/18	—	(54,828)
Euro	CITI	Sell	2,131,200	2,529,564		4/19/18	—	(45,227)
Euro	DBAB	Sell	992,876	1,178,435		4/19/18	—	(21,100)
Euro	GSCO	Sell	369,000	437,900		4/19/18	—	(7,905)
Euro	HSBK	Sell	142,717	169,397		4/19/18	—	(3,026)
Euro	JPHQ	Buy	2,700,000	3,199,630		4/19/18	62,353	—
Euro	JPHQ	Sell	12,278,207	14,574,600		4/19/18	—	(259,213)
Indian Rupee	CITI	Buy	4,537,000	68,704		4/19/18	1,602	—
Indian Rupee	DBAB	Buy	345,556,000	5,234,111		4/19/18	120,690	—
Indian Rupee	HSBK	Buy	144,338,000	2,185,549		4/19/18	51,140	—
Japanese Yen	BZWS	Sell	60,047,000	542,586		4/19/18	6,481	—
Japanese Yen	CITI	Sell	42,830,000	387,017		4/19/18	4,627	—
Japanese Yen	DBAB	Buy	292,000,000	2,612,461		4/19/18	—	(5,458)
Japanese Yen	DBAB	Sell	540,993,500	4,879,970		4/19/18	49,930	—
Japanese Yen	HSBK	Sell	147,626,000	1,333,568		4/19/18	15,550	—
Japanese Yen	JPHQ	Sell	1,136,286,000	10,264,414		4/19/18	119,546	—
Mexican Peso	JPHQ	Buy	30,000,000	1,525,933		4/19/18	—	(30,287)

FSI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Norwegian Krone	JPHQ	Buy	13,700,000	1,664,136	4/19/18	$10,248	$—
South Korean Won	JPHQ	Sell	1,800,000,000	1,654,108	4/19/18	—	(34,648)
Swedish Krona	JPHQ	Buy	14,935,000	1,801,220	4/19/18	32,193	—
British Pound	JPHQ	Sell	1,250,000	1,649,375	8/15/18	—	(52,649)

Total Forward Exchange Contracts						$638,109	$(756,122)

Net unrealized appreciation (depreciation)							$(118,013)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	$750,000	$(135,057)	$(136,050)	$993
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	1,250,000	(225,096)	(228,313)	3,217
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	275,000	(48,525)	(42,141)	(6,384)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	2,400,000	(423,491)	(376,461)	(47,030)
The Gap Inc.	(1.00)%	Quarterly	CITI	6/20/22	1,150,000	(4,204)	65,657	(69,861)
Kohl’s Corp.	(1.00)%	Quarterly	CITI	6/20/22	1,300,000	20,371	64,250	(43,879)
L Brands Inc.	(1.00)%	Quarterly	CITI	6/20/22	1,150,000	17,429	69,769	(52,340)
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	CITI	6/20/22	1,100,000	59,033	72,207	(13,174)
Target Corp.	(1.00)%	Quarterly	CITI	6/20/22	2,675,000	(63,517)	(39,207)	(24,310)

Contracts to Sell Protection[c,d]

Single Name
Government of Argentina	5.00%	Quarterly	CITI	12/20/22	5,000,000	589,142	419,596	169,546	B+
Government of Colombia	1.00%	Quarterly	JPHQ	12/20/22	3,700,000	16,861	(52,818)	69,679	BBB-
Government of Mexico	1.00%	Quarterly	FBCO	12/20/22	1,700,000	5,404	(8,671)	14,075	BBB+

Traded Index

[e]Citibank Bespoke Index, Mezzanine Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	3,000,000	7,581	—	7,581	Non-Investment Grade

[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	530,000	(59,440)	(92,079)	32,639	Non-Investment Grade

Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Verona
Index, Equity Tranche 0-3% 0.00%		Quarterly	CITI	12/20/19	$1,100,000	$(220,050)	$(217,720)	$(2,330)	Non-Investment Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	3,100,000	3,481	—	3,481	Non-Investment Grade

MCDX.NA.29	1.00%	Quarterly	CITI	12/20/22	2,270,000	70,454	54,961	15,493	Investment Grade

Total Credit Default Swap Contracts						$(389,624)	$(447,020)	$57,396

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI - 53.

FSI-32	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2017

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$632,420,962
Cost - Non-controlled affiliates (Note 3e)	50,603,900

Value - Unaffiliated issuers	$628,445,490
Value - Non-controlled affiliates (Note 3e)	50,337,569
Cash	8,868,756
Restricted cash for OTC derivative contracts (Note 1e)	180,000
Foreign currency, at value (cost $93,430)	93,868
Receivables:
Investment securities sold	666,559
Capital shares sold	206,036
Dividends and interest	6,711,083
Affiliates	519,374
Deposits with brokers for:
OTC derivative contracts	390,000
Variation margin on futures contracts	13,591
OTC swap contracts (upfront payments $806,812)	746,440
Unrealized appreciation on OTC forward exchange contracts	638,109
Unrealized appreciation on OTC swap contracts	316,704
Other assets	78

Total assets	698,133,657

Liabilities:
Payables:
Investment securities purchased	42,214,597
Capital shares redeemed	440,169
Management fees	311,884
Distribution fees	134,036
Deposits from brokers for:
OTC derivative contracts	180,000
OTC swap contracts (upfront receipts $1,368,642)	1,193,460
Unrealized depreciation on OTC forward exchange contracts	756,122
Unrealized depreciation on OTC swap contracts	259,308
Deferred tax	90,679
FT Subsidiary income taxes (Note 1g)	2,588,805
Accrued expenses and other liabilities	215,595

Total liabilities	48,384,655

Net assets, at value	$649,749,002
Net assets consist of:
Paid-in capital	$668,229,624
Undistributed net investment income	13,385,921
Net unrealized appreciation (depreciation)	(4,389,856)
Accumulated net realized gain (loss)	(27,476,687)

Net assets, at value	$649,749,002

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2017

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$361,464,905

Shares outstanding	32,430,010

Net asset value and maximum offering price per share	$11.15

Class 2:
Net assets, at value	$214,271,161

Shares outstanding	19,908,570

Net asset value and maximum offering price per share	$10.76

Class 4:
Net assets, at value	$74,012,936

Shares outstanding	6,702,485

Net asset value and maximum offering price per share	$11.04

FSI-34	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2017

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$161,755
Non-controlled affiliates (Note 3e)	3,472,881
Interest: (net of foreign taxes)~
Unaffiliated issuers	27,144,017
Other income (net of taxes of $139,525) (Note 1g)	223,822

Total investment income	31,002,475

Expenses:
Management fees (Note 3a)	4,018,971
Distribution fees: (Note 3c)
Class 2	528,664
Class 4	271,043
Custodian fees (Note 4)	29,087
Reports to shareholders	179,946
Registration and filing fees	99
Professional fees	106,134
Trustees’ fees and expenses	2,909
Other	198,331

Total expenses.	5,335,184
Expense reductions (Note 4)	(4,818)
Expenses waived/paid by affiliates (Note 3e)	(337,692)

Net expenses	4,992,674

Net investment income	26,009,801

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(16,261,226)
Non-controlled affiliates (Note 3e)	332,845
Foreign currency transactions	(134,413)
Forward exchange contracts	(477,456)
Futures contracts	580,022
Swap contracts	672,542
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3e)	424,075
Capital gain distribution received in FT Subsidiary (net of taxes of $2,449,280) (Note 1g)	5,716,652

Net realized gain (loss)	(9,146,959)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	17,230,372
Non-controlled affiliates (Note 3e)	(2,392,668)
Translation of other assets and liabilities denominated in foreign currencies	218,750
Forward exchange contracts	(3,664,917)
Futures contracts	(57,772)
Swap contracts	94,508
Change in deferred taxes on unrealized appreciation	(62,576)

Net change in unrealized appreciation (depreciation)	11,365,697

Net realized and unrealized gain (loss)	2,218,738

Net increase (decrease) in net assets resulting from operations	$28,228,539

~Foreign taxes withheld on interest	$83,924

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$26,009,801	$30,329,844
Net realized gain (loss)	(9,146,959)	(23,035,691)
Net change in unrealized appreciation (depreciation) on investments	11,365,697	47,403,999

Net increase (decrease) in net assets resulting from operations	28,228,539	54,698,152

Distributions to shareholders from:
Net investment income:
Class 1	(11,689,930)	(15,028,686)
Class 2	(6,228,631)	(6,934,919)
Class 4	(2,076,378)	(2,790,452)

Total distributions to shareholders	(19,994,939)	(24,754,057)

Capital share transactions: (Note 2)
Class 1	(39,684,506)	(63,348,838)
Class 2	8,628,689	(7,135,423)
Class 4	(7,192,045)	(16,512,240)

Total capital share transactions	(38,247,862)	(86,996,501)

Net increase (decrease) in net assets	(30,014,262)	(57,052,406)
Net assets:
Beginning of year	679,763,264	736,815,670

End of year	$649,749,002	$679,763,264

Undistributed net investment income included in net assets:
End of year	$13,385,921	$13,825,422

FSI-36	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 67.7% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

Annual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period.

Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

FSI-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single

Annual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2017, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2017, Turtle Bay Resort paid a distribution to FT Subsidiary upon the sale of a majority of its assets to a third party. The distribution received is reflected net of taxes as other income and capital gain distribution received in FT Subsidiary in the Consolidated Statement of Operations. For U.S. income tax purposes, this distribution is taxable to FT Subsidiary, and as such an estimated tax liability was recorded in the FT Subsidiary. The estimated tax liability was calculated using the FT Subsidiary’s prior year effective federal rate of 34%, and a blended Hawaii state rate of 4% of the 2017 estimated capital gain and 6.4% of the 2017 estimated ordinary income. The tax liability is reflected as FT Subsidiary income taxes in the Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2017, the net

FSI-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

assets of FT Subsidiary were $6,177,466, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	707,945	$8,170,021	468,712	$5,060,377
Shares issued in reinvestment of distributions	1,057,912	11,689,930	1,427,226	15,028,686
Shares redeemed	(5,334,630)	(59,544,457)	(7,769,695)	(83,437,901)

Net increase (decrease)	(3,568,773)	$(39,684,506)	(5,873,757)	$(63,348,838)

Class 2 Shares:
Shares sold	3,399,404	$36,838,010	2,848,537	$29,648,040
Shares issued in reinvestment of distributions	583,205	6,228,631	679,894	6,934,919
Shares redeemed	(3,193,383)	(34,437,952)	(4,217,745)	(43,718,382)

Net increase (decrease)	789,226	$8,628,689	(689,314)	$(7,135,423)

Class 4 Shares:
Shares sold	426,432	$4,757,499	197,446	$2,112,111
Shares issued in reinvestment of distributions	189,278	2,076,378	267,029	2,790,452
Shares redeemed	(1,268,068)	(14,025,922)	(2,012,761)	(21,414,803)

Net increase (decrease)	(652,358)	$(7,192,045)	(1,548,286)	$(16,512,240)

FSI-42	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.600% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	2,590,404	—	(508,543)	2,081,861	$20,818,608	$1,964,296	$310,211	$(1,325,237)
Franklin Middle Tier Floating Rate Fund	2,175,846	—	(150,895)	2,024,951	19,500,282	1,398,982	22,634	(1,067,431)
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	27,288,407	138,211,703	(155,481,431)	10,018,679	10,018,679	109,603	—	—

Total Affiliated Securities					$50,337,569	$3,472,881	$332,845	$(2,392,668)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,255,880
Long term	31,844,879

Total capital loss carryforwards	$33,100,759

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from ordinary income	$19,994,939	$24,754,057

FSI-44	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$685,857,622

Unrealized appreciation	$15,253,085
Unrealized depreciation	(22,781,114)

Net unrealized appreciation (depreciation)	$(7,528,029)

Distributable earnings - undistributed ordinary income	$16,612,235

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $735,630,931 and $734,982,357, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2017, the Fund had 49.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2017, the aggregate value of these securities was $1,206,877, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
14,792,309	Holdco 2, A	2/08/13 - 2/01/17	$114,768	$11,956
1,472,041	Holdco 2, B	2/01/17	1,093	1,190
1,121,170	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/29/17	2,011,105	16,817
195,633	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	189,841	150,637

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$2,316,807	$180,600

Annual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

8. Restricted Securities (continued)

†Rounds to less than 0.1% of net assets.

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$65,154	[a]	Variation margin on futures contracts	$37,457	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	638,109		Unrealized depreciation on OTC forward exchange contracts	756,122
Credit contracts	OTC swap contracts (upfront payments)	746,440		OTC swap contracts (upfront receipts)	1,193,460
	Unrealized appreciation on OTC swap contracts	316,704		Unrealized depreciation on OTC swap contracts	259,308
Value recovery instruments	Investments in securities, at value	1,087,752	[b]

Totals		$2,854,159			$2,246,347

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment. bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$580,022	Futures contracts	$(57,772)
Foreign exchange contracts	Forward exchange contracts	(477,456)	Forward exchange contracts	(3,664,917)
Credit contracts	Swap contracts	672,542	Swap contracts	94,508
Value recovery instruments	Investments	—	Investments	492,392 [a]

Totals		$775,108		$(3,135,789)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures Contracts	$16,921,047
Swap contracts	23,104,138
Forward exchange contracts	84,626,660
VRI	849,105

FSI-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets	[a]	Liabilities	[a]
Derivatives
Forward exchange contracts	$638,109		$756,122
Swap contracts	1,063,144		1,452,768

Total	$1,701,253		$2,208,890

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$6,481	$(6,481)	$—	$—	$—
CITI	982,402	(982,402)	—	—	—
DBAB	189,567	(78,468)	—	(111,099)	—
FBCO	14,075	(8,671)	—	—	5,404
GSCO	—	—	—	—	—
HSBK	66,690	(3,026)	—	—	63,664
JPHQ	442,038	(442,038)	—	—	—

Total	$1,701,253	$(1,521,086)	$—	$(111,099)	$69,068

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$103,353	$(6,481)	$—	$—	$96,872
CITI	1,159,668	(982,402)	—	(10,000)	167,266
DBAB	78,468	(78,468)	—	—	—
FBCO	8,671	(8,671)	—	—	—
GSCO	7,905	—	—	—	7,905
HSBK	3,026	(3,026)	—	—	—
JPHQ	847,799	(442,038)	—	(380,000)	25,761

Total	$2,208,890	$(1,521,086)	$—	$(390,000)	$297,804

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

See Abbreviations on page FSI-53.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$343,872		$343,872
Energy	2,150,909	—	153,908		2,304,817
Retailing	—	—	13,146		13,146
Transportation	—	323,066	—		323,066
All Other Equity Investments	40,526,074	—	—		40,526,074
Convertible Bonds	—	1,129,818	—		1,129,818
Corporate Bonds:
Energy	—	30,212,518	4,440		30,216,958
All Other Corporate Bonds	—	287,025,435	—		287,025,435
Senior Floating Rate Interests	—	68,195,679	—		68,195,679
Foreign Government and Agency Securities	—	47,735,274	—		47,735,274
U.S. Government and Agency Securities	—	44,472,388	—		44,472,388
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	75,847,626	—		75,847,626
Mortgage-Backed Securities	—	64,293,388	—		64,293,388
Municipal Bonds	—	5,948,052	—		5,948,052
Escrows and Litigation Trusts	—	5,625	34,800	[c]	40,425
Short Term Investments	10,367,041	—	—		10,367,041

Total Investments in Securities	$53,044,024	$625,188,869	$550,166		$678,783,059

Other Financial Instruments:
Futures Contracts	$65,154	$—	$—		$65,154
Forward Exchange Contracts	—	638,109	—		638,109
Swap Contracts.	—	316,704	—		316,704

Total Other Financial Instruments	$65,154	$954,813	$—		$1,019,967

Liabilities:
Other Financial Instruments:
Futures Contracts	$37,457	$—	$—		$37,457
Forward Exchange Contracts	—	756,122	—		756,122
Swap Contracts.	—	259,308	—		259,308

Total Other Financial Instruments	$37,457	$1,015,430	$—		$1,052,887

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common and convertible preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2017.

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases (Sales)	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)		Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[d]
Consumer Services	$8,913,040		$—	$—	$—	$—	$5,716,652	[e]	$(8,569,168)[e]	$343,872		$(8,569,168)[e]
Energy	1,305,543	[f]	—	153,873	(1,051,255)	—	—		(254,253)	153,908		(94,011)
Retailing	—		—	12,097	—	—	—		1,049	13,146		1,049
Corporate Bonds	—		—	4,440	—	—	—		—	4,440		—
Escrows and Litigation Trusts	72,300	[f]	—	—	(37,500)	(4,481)	4,481		—	34,800	[f]	—

Total Investments in Securities	$10,290,883		$—	$170,410	$(1,088,755)	$(4,481)	$5,721,133		$(8,822,372)	$550,166		$(8,662,130)

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common as well as other equity investments.

eSee Note 1(g).

fIncludes securities determined to have no value.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

FSI-50	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	CMT	1 year Constant Maturity Treasury Index

FBCO	Credit Suisse International	IDR	Indonesian Rupiah	FRN	Floating Rate Note

GSCO	The Goldman Sachs Group, Inc.	MXN	Mexican Peso	GDP	Gross Domestic Product

HSBK	HSBC Bank PLC	MYR	Malaysian Ringgit	GO	General Obligation

JPHQ	JP Morgan Chase & Co.	SEK	Swedish krona	HDC	Housing Development Corp.

		USD	United States Dollar	LIBOR	London InterBank Offered Rate

				MBS	Mortgage-Backed Security

				PIK	Payment-In-Kind

				PRIME	United States Prime Rate

				RDA	Redevelopment Agency/Authority

				SF	Single Family

				T-Note	Treasury Note

				VRI	Value Recovery Instrument

Index Abbreviation
MCDX.NA.29 MCDX North America Index

Annual Report	FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Strategic Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income VIP Fund and its subsidiary (the “Fund”) as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the consolidated financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSI-52	Annual Report

Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+1.34%	+0.71%	+2.68%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Index: Intermediate Component, produced a +1.14% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +2.49% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December

Portfolio Composition

Based on Total Net Assets as of 12/31/17

2016, and while it varied over the 12-month period, remained unchanged at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June amid renewed optimism for improvement in economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October and strong economic data also pushed the yield higher. However, several factors weighed on the Treasury yield at certain points during the period, including tensions between the US and North Korea; uncertainty on whether the Fed would raise rates in December 2017; and the appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair. Near period-end, the Senate’s approval of a budget plan and the subsequent passage of the tax bill drove the yield higher. Overall, the 10-year Treasury yield declined from 2.45% at the beginning of the period to 2.40% at period-end.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, emerging markets bonds performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included high yield and investment grade corporate credit and commercial mortgage-backed securities (CMBS). In contrast, Ginnie Mae (GNMA) underperformed Treasuries. US economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales which had slowed in the middle of the period due to low supply levels and rising prices, rose to their strongest pace in almost 11 years toward period-end.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Freddie Mac MBS and Fannie Mae MBS had positive excess returns, while Ginnie Mae (GNMA) MBS had negative excess returns. All had positive total returns during the period.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 3.0% and 4.0% coupons, while reducing the exposure to 3.5% coupons. At period-end, our heaviest exposures were in 3.5% and 4.0% coupons. Based on excess returns over Treasuries, coupon performance was mixed. GN I 5.0% securities were among the best performers, while GN I & II 4.0 and 4.5% securities lagged.

The Fund’s US yield curve positioning was a contributor during the period as yield curve movements had a positive impact relative to the benchmark. Our exposure to fixed-rate mortgage-backed securities also helped results. None of the fixed income sectors detracted from results at period-end.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Annualized Expense Ratio[2]
Class 2	$1,000	$1,005.80	$3.79	$1,021.42	$3.82	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FUS-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.51	$12.74	$13.00	$12.91	$13.57

Income from investment operations[a]:

Net investment income[b]	0.25	0.22	0.21	0.24	0.24

Net realized and unrealized gains (losses)	(0.04)	(0.10)	(0.12)	0.22	(0.51)

Total from investment operations	0.21	0.12	0.09	0.46	(0.27)

Less distributions from net investment income	(0.36)	(0.35)	(0.35)	(0.37)	(0.39)

Net asset value, end of year	$12.36	$12.51	$12.74	$13.00	$12.91

Total return[c]	1.66%	0.90%	0.71%	3.64%	(1.99)%

Ratios to average net assets

Expenses[d]	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	2.00%	1.75%	1.64%	1.84%	1.84%

Supplemental data

Net assets, end of year (000’s)	$66,404	$73,695	$79,620	$90,656	$99,947

Portfolio turnover rate	80.49%	86.28%	61.91%	42.88%	69.47%

Portfolio turnover rate excluding mortgage dollar rolls[e]	80.49%	86.28%	61.91%	42.88%	67.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.24	$12.47	$12.73	$12.65	$13.31

Income from investment operations[a]:

Net investment income[b]	0.21	0.19	0.18	0.20	0.21

Net realized and unrealized gains (losses)	(0.04)	(0.10)	(0.12)	0.22	(0.50)

Total from investment operations	0.17	0.09	0.06	0.42	(0.29)

Less distributions from net investment income	(0.32)	(0.32)	(0.32)	(0.34)	(0.37)

Net asset value, end of year	$12.09	$12.24	$12.47	$12.73	$12.65

Total return[c]	1.34%	0.66%	0.47%	3.38%	(2.24)%

Ratios to average net assets

Expenses[d]	0.75%	0.75%	0.75%	0.74%	0.74%

Net investment income	1.75%	1.50%	1.39%	1.59%	1.59%

Supplemental data

Net assets, end of year (000’s)	$1,223,491	$1,268,963	$1,311,974	$1,369,037	$1,267,994

Portfolio turnover rate	80.49%	86.28%	61.91%	42.88%	69.47%

Portfolio turnover rate excluding mortgage dollar rolls[e]	80.49%	86.28%	61.91%	42.88%	67.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

FUS-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin U.S. Government Securities VIP Fund
		Principal Amount	Value
	Mortgage-Backed Securities 79.6%
a	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.3%
	FHLMC, 2.953%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/37	$730,842	$770,948
	FHLMC, 3.521%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	7,623,034	8,021,025
	FHLMC, 3.426% - 3.66%, (12-month USD LIBOR +/- MBS Margin), 3/01/36 - 5/01/38	8,122,061	8,532,012

			17,323,985

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.9%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	1,062,815	1,100,757
	FHLMC Gold 30 Year, 3.00%, 5/01/43	488,756	492,071
	FHLMC Gold 30 Year, 3.00%, 6/01/46	39,005,083	39,100,518
	FHLMC Gold 30 Year, 3.00%, 10/01/46	27,568,079	27,631,262
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	4,094,872	4,264,243
	FHLMC Gold 30 Year, 3.50%, 12/01/47	7,963,629	8,188,541
	FHLMC Gold 30 Year, 3.50%, 1/01/48	15,000,000	15,439,057
	FHLMC Gold 30 Year, 4.00%, 9/01/40 - 8/01/47	11,634,933	12,208,512
b	FHLMC Gold 30 Year, 4.00%, 1/01/47	5,000,000	5,241,859
	FHLMC Gold 30 Year, 4.00%, 11/01/47	14,140,742	14,818,388
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	2,680,590	2,861,377
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	4,843,242	5,270,143
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	1,320,815	1,466,090
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	886,286	996,735
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	455,767	505,174
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 9/01/31	147,569	161,576
	FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	1,580	1,598
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	2,810	2,993
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	316,630	373,191
	FHLMC PC 30 Year, 8.50%, 9/01/20	115	116

			140,124,201

a	Federal National Mortgage Association (FNMA) Adjustable Rate 4.8%
	FNMA, 2.263% - 3.271%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/18 - 10/01/44	7,142,466	7,505,598
	FNMA, 3.361%, (12-month USD LIBOR +/- MBS Margin), 8/01/36	6,523,500	6,851,984
	FNMA, 3.385%, (12-month USD LIBOR +/- MBS Margin), 10/01/35	5,913,417	6,209,093
	FNMA, 3.663%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	17,501,248	18,587,245
	FNMA, 3.21% - 4.133%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/20 - 3/01/29	45,062	45,574
	FNMA, 2.413% - 4.918%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 7/01/37	1,482,131	1,527,776
	FNMA, 1.979% - 5.441%, (11th District COF +/- MBS Margin), 8/01/18 - 6/01/38	191,472	196,641
	FNMA, 3.022% - 5.487%, (12-month USD LIBOR +/- MBS Margin), 1/01/19 - 3/01/47	11,485,571	12,010,392
	FNMA, 3.271% - 7.22%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/19 - 12/01/40	8,171,489	8,584,449

			61,518,752

	Federal National Mortgage Association (FNMA) Fixed Rate 8.4%
	FNMA 15 Year, 2.64%, 7/01/25	2,500,000	2,500,997
	FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,519,084
	FNMA 15 Year, 2.99%, 11/01/24	2,995,919	3,059,142
	FNMA 15 Year, 3.14%, 10/01/25	4,000,000	4,094,630
	FNMA 15 Year, 3.28%, 7/01/27	4,000,000	4,111,869
	FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,149,261
	FNMA 15 Year, 5.50%, 1/01/25	1,146,670	1,209,301
	FNMA 30 Year, 3.00%, 12/01/42	211,148	212,185
	FNMA 30 Year, 3.00%, 9/01/47	19,751,091	19,771,244
	FNMA 30 Year, 3.50%, 7/01/45	36,205,208	37,224,761
	FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	8,392,303	8,824,187
	FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	8,364,403	8,967,345

Annual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	$4,926,325	$5,328,050
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	1,963,014	2,170,471
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	2,371,356	2,670,384
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	476,080	528,215
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	17,082	17,531
FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	84,353	86,129
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	341	349
FNMA 30 Year, 9.00%, 10/01/26	83,162	87,683
FNMA PL 30 Year, 5.50%, 4/01/34	1,177,744	1,259,592

		108,792,410

Government National Mortgage Association (GNMA) Fixed Rate 54.2%
GNMA I SF 30 Year, 3.00%, 7/15/42	546,690	554,393
GNMA I SF 30 Year, 4.00%, 10/15/40 - 8/15/46	12,043,965	12,650,839
GNMA I SF 30 Year, 4.50%, 1/15/39 - 6/15/40	11,804,263	12,554,128
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	4,871,583	5,187,134
GNMA I SF 30 Year, 5.00%, 6/15/30 - 11/15/39	11,652,823	12,686,046
GNMA I SF 30 Year, 5.00%, 11/15/39 - 5/15/40	11,756,347	12,870,402
GNMA I SF 30 Year, 5.00%, 5/15/40 - 9/15/40	1,567,393	1,707,193
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	6,096,700	6,756,533
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	3,175,841	3,573,079
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	1,634,317	1,825,804
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	433,627	452,755
GNMA I SF 30 Year, 7.50%, 2/15/22 - 8/15/33	463,076	524,009
GNMA I SF 30 Year, 8.00%, 12/15/21 - 7/15/23	110,038	112,736
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	44,677	45,561
GNMA I SF 30 Year, 9.00%, 9/15/19 - 3/15/20	942	946
GNMA I SF 30 Year, 9.50%, 9/15/18 - 12/15/20	18,790	19,076
GNMA I SF 30 Year, 10.00%, 9/15/18 - 8/15/21	8,056	8,107
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	2,790,782	2,820,755
GNMA II SF 30 Year, 3.00%, 9/20/45	11,111,724	11,223,909
GNMA II SF 30 Year, 3.00%, 7/20/47	23,907,734	24,149,107
GNMA II SF 30 Year, 3.00%, 9/20/47	29,773,273	30,073,865
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	2,811,341	2,924,907
GNMA II SF 30 Year, 3.50%, 8/20/42	7,815,086	8,130,785
GNMA II SF 30 Year, 3.50%, 9/20/42	22,700,703	23,617,730
GNMA II SF 30 Year, 3.50%, 10/20/42	6,910,176	7,189,326
GNMA II SF 30 Year, 3.50%, 11/20/42	13,542,973	14,090,073
GNMA II SF 30 Year, 3.50%, 12/20/42	10,242,805	10,656,593
GNMA II SF 30 Year, 3.50%, 1/20/43	17,167,491	17,861,023
GNMA II SF 30 Year, 3.50%, 3/20/43	6,200,951	6,451,465
GNMA II SF 30 Year, 3.50%, 4/20/43	7,768,113	8,081,942
GNMA II SF 30 Year, 3.50%, 5/20/43	14,264,640	14,840,926
GNMA II SF 30 Year, 3.50%, 6/20/43	6,536,193	6,800,258
GNMA II SF 30 Year, 3.50%, 9/20/47	104,889,757	108,649,707
GNMA II SF 30 Year, 3.50%, 10/20/47	7,961,303	8,246,689
GNMA II SF 30 Year, 3.50%, 11/20/47	143,050,109	148,177,982
GNMA II SF 30 Year, 4.00%, 11/20/39 - 3/20/41	10,943,222	11,540,897
GNMA II SF 30 Year, 4.00%, 7/20/41 - 2/20/44	6,134,137	6,459,140
GNMA II SF 30 Year, 4.00%, 11/20/41	7,664,811	8,075,118
GNMA II SF 30 Year, 4.00%, 5/20/47	13,864,187	14,476,655
GNMA II SF 30 Year, 4.00%, 10/20/47	69,209,376	72,521,893

FUS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.50%, 10/20/39 - 6/20/41	$11,940,374	$12,665,143
GNMA II SF 30 Year, 4.50%, 7/20/41 - 2/20/44	11,866,675	12,572,879
GNMA II SF 30 Year, 4.50%, 9/20/41	6,099,825	6,462,998
GNMA II SF 30 Year, 4.50%, 10/20/44	3,350,764	3,541,686
GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	10,200,732	11,127,790
GNMA II SF 30 Year, 5.00%, 6/20/44	3,280,637	3,540,259
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	5,073,047	5,611,401
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	3,228,644	3,669,311
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	504,608	573,441
GNMA II SF 30 Year, 7.00%, 5/20/32	8,684	10,225
GNMA II SF 30 Year, 7.50%, 9/20/22 - 5/20/33	90,835	99,677
GNMA II SF 30 Year, 8.00%, 8/20/26	5,950	6,952
GNMA II SF 30 Year, 9.50%, 4/20/25	2,100	2,109

		698,473,357

Total Mortgage-Backed Securities (Cost $1,031,516,297)		1,026,232,705

U.S. Government and Agency Securities 17.8%
Federal Agricultural Mortgage Corp.,
4.30%, 5/13/19	1,010,000	1,044,333
1.41%, 3/06/20	10,000,000	9,896,760
2.66%, 4/12/22	7,000,000	7,128,611
FHLB, 2.625%, 9/12/25	20,000,000	20,029,020
FICO,
1P, Strip, 5/11/18	10,000,000	9,941,155
12, Strip, 6/06/18	4,627,000	4,594,817
13P, Strip, 12/27/18	2,500,000	2,454,729
15P, Strip, 3/07/19	1,798,000	1,756,703
A-P, Strip, 2/08/18	1,000,000	998,484
B-P, Strip, 4/06/18	1,405,000	1,399,087
D-P, Strip, 9/26/19	7,605,000	7,346,354
E-P, Strip, 11/02/18	8,896,000	8,759,948
Israel Government Agency for International Development Bond,
5.50%, 9/18/23	12,000,000	13,971,949
7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	5,062,446
New Valley Generation IV, secured bond, 4.687%, 1/15/22	1,873,266	2,015,498
Overseas Private Investment Corp.,
A, zero cpn., 2/19/18	682,174	730,029
A, zero cpn., 11/15/20	2,575,000	3,108,774
Private Export Funding Corp.,
secured bond, 2.80%, 5/15/22	9,000,000	9,189,783
secured note, 4.30%, 12/15/21	1,865,000	2,008,696
secured note, LL, 2.25%, 3/15/20	1,700,000	1,703,844
senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,511,858
SBA,
[c] FRN, 4.125%, (US Prime - 0.125%), 3/25/18	13,521	13,472
PC, 1998-20I, 1, 6.00%, 9/01/18	61,576	62,071
Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	7,006,062

Annual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount	Value
	U.S. Government and Agency Securities (continued)
	TVA,
	1.875%, 8/15/22	$6,000,000	$5,908,914
	5.88%, 4/01/36	5,000,000	7,038,590
	Strip, 11/01/18	2,644,000	2,599,307
	Strip, 6/15/19	5,973,000	5,785,486
	Strip, 6/15/20	6,138,000	5,804,226
	U.S. Treasury Bond,
	2.50%, 2/15/46	4,000,000	3,803,186
	[d] Index Linked, 2.00%, 1/15/26	13,670,816	15,391,130
	[d] Index Linked, 1.75%, 1/15/28	9,419,464	10,601,171
	[d] Index Linked, 3.625%, 4/15/28	7,625,449	10,020,942
	U.S. Treasury Note,
	2.375%, 8/15/24	13,000,000	13,040,635
	[d] Index Linked, 0.125%, 4/15/19	5,263,494	5,253,348
	[d] Index Linked, 0.125%, 7/15/24	16,102,000	15,926,373
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	5,013,985

	Total U.S. Government and Agency Securities (Cost $228,686,244)		229,921,776

	Total Investments before Short Term Investments (Cost $1,260,202,541)		1,256,154,481

	Short Term Investments (Cost $36,651,299) 2.8%
	Repurchase Agreements 2.8%
e	Joint Repurchase Agreement, 1.377%, 1/02/18 (Maturity Value $36,656,905)
	BNP Paribas Securities Corp. (Maturity Value $5,975,442)
	Deutsche Bank Securities Inc. (Maturity Value $6,660,193)
	HSBC Securities (USA) Inc. (Maturity Value $23,901,768)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $119,502)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.98%, 7/27/18 - 11/22/21; U.S. Treasury Note, 1.25% - 2.00%, 12/31/18 - 4/30/22; and U.S. Treasury Note, Index Linked, 0.125%, 4/15/18 (valued at $37,387,193)	36,651,299	36,651,299

	Total Investments (Cost $1,296,853,840) 100.2%		1,292,805,780
	Other Assets, less Liabilities (0.2)%		(2,910,988)

	Net Assets 100.0%		$1,289,894,792

See Abbreviations on page FUS-19.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

cThe coupon rate shown represents the rate at period end.

dPrincipal amount of security is adjusted for inflation. See Note 1(f).

eSee Note 1(b) regarding joint repurchase agreement.

FUS-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,260,202,541
Cost - Unaffiliated repurchase agreements	36,651,299

Value - Unaffiliated issuers	$1,256,154,481
Value - Unaffiliated repurchase agreements	36,651,299
Receivables:
Investment securities sold	5,325,562
Capital shares sold	214,515
Interest	4,126,619
Other assets	154

Total assets	1,302,472,630

Liabilities:
Payables:
Investment securities purchased	10,443,533
Capital shares redeemed	940,540
Management fees	515,732
Distribution fees	513,809
Accrued expenses and other liabilities	164,224

Total liabilities	12,577,838

Net assets, at value	$1,289,894,792

Net assets consist of:
Paid-in capital	$1,348,008,089
Undistributed net investment income	30,616,923
Net unrealized appreciation (depreciation)	(4,048,060)
Accumulated net realized gain (loss)	(84,682,160)

Net assets, at value	$1,289,894,792

Class 1:
Net assets, at value	$66,403,916

Shares outstanding	5,371,469

Net asset value and maximum offering price per share	$12.36

Class 2:
Net assets, at value	$1,223,490,876

Shares outstanding	101,236,975

Net asset value and maximum offering price per share	$12.09

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss)	$(8,476,013)
Paid in cash	41,649,378

Total investment income	33,173,365

Expenses:
Management fees (Note 3a)	6,217,217
Distribution fees: (Note 3c)
Class 2	3,136,597
Custodian fees (Note 4)	12,820
Reports to shareholders	125,938
Professional fees	78,343
Trustees’ fees and expenses	5,142
Other	173,665

Total expenses	9,749,722
Expense reductions (Note 4)	(1,962)

Net expenses	9,747,760

Net investment income	23,425,605

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(9,244,107)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	4,564,648

Net realized and unrealized gain (loss)	(4,679,459)

Net increase (decrease) in net assets resulting from operations	$18,746,146

FUS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$23,425,605	$21,356,404
Net realized gain (loss)	(9,244,107)	3,288,253
Net change in unrealized appreciation (depreciation)	4,564,648	(15,237,134)

Net increase (decrease) in net assets resulting from operations	18,746,146	9,407,523

Distributions to shareholders from:
Net investment income:
Class 1	(2,011,168)	(2,105,837)
Class 2	(33,122,555)	(33,509,223)

Total distributions to shareholders	(35,133,723)	(35,615,060)

Capital share transactions: (Note 2)
Class 1	(6,455,480)	(4,571,855)
Class 2	(29,919,965)	(18,157,380)

Total capital share transactions	(36,375,445)	(22,729,235)

Net increase (decrease) in net assets	(52,763,022)	(48,936,772)
Net assets:
Beginning of year	1,342,657,814	1,391,594,586

End of year	$1,289,894,792	$1,342,657,814

Undistributed net investment income included in net assets:
End of year	$30,616,923	$30,162,856

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 42.9% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by

FUS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 29, 2017.

c. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Annual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	214,758	$2,678,926	351,919	$4,501,949
Shares issued in reinvestment of distributions	163,377	2,011,168	166,207	2,105,837
Shares redeemed	(896,031)	(11,145,574)	(876,092)	(11,179,641)

Net increase (decrease)	(517,896)	$(6,455,480)	(357,966)	$(4,571,855)

Class 2 Shares:
Shares sold	7,795,899	$95,146,101	17,880,837	$224,111,450
Shares issued in reinvestment of distributions	2,748,760	33,122,555	2,700,179	33,509,223
Shares redeemed	(12,993,385)	(158,188,621)	(22,088,516)	(275,778,053)

Net increase (decrease)	(2,448,726)	$(29,919,965)	(1,507,500)	$(18,157,380)

FUS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.469% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$426,637

Capital loss carryforwards not subject to expiration:
Short term	34,335,871
Long term	49,844,292

Total capital loss carryforwards	$84,606,800

On December 31, 2017, the Fund had expired capital loss carryforwards of $401,851, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$35,133,723	$35,615,060

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,299,824,827

Unrealized appreciation	$8,646,396
Unrealized depreciation	(15,665,443)

Net unrealized appreciation (depreciation)	$(7,019,047)

Distributable earnings - undistributed ordinary income	$33,512,566

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $1,029,286,651 and $1,065,365,359, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

FUS-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	CMT	Constant Maturity Treasury Index

		COF	Cost of Funds

		FHLB	Federal Home Loan Bank

		FICO	Financing Corp.

		FRN	Floating Rate Note

		LIBOR	London InterBank Offered Rate

		MBS	Mortgage-Backed Security

		PC	Participation Certificate

		PL	Project Loan

		SBA	Small Business Administration

		SF	Single Family

		T-Note	Treasury Note

		TVA	Tennessee Valley Authority

Annual Report	FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin U.S. Government Securities VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FUS-20	Annual Report

Franklin VolSmart Allocation VIP Fund

This annual report for Franklin VolSmart Allocation VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	3-Year	Since Inception (4/1/13)
Average Annual Total Return	+15.54%	+5.33%	+4.66%

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (4/1/13–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays US Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FVA-1

FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the S&P 500 and the Bloomberg Barclays US Aggregate Bond Index, returned +21.83% and +3.54%, respectively, for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, returned +13.94% for the same period.2

Economic and Market Overview

The US economy grew during the 12 months under review. After strengthening in 2017’s second and third quarters, the economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end.3 Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Concerns about the terms of the UK’s exit from the European Union (EU), political uncertainty in the US, tensions between the US and North Korea, and the progress of US health care and tax reform plans curbed market sentiment at times. However, the markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, the prospect for reforms in the EU with Emmanuel Macron’s election as France’s president, and the US Fed chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes. Furthermore, the Senate’s approval of a budget plan in October and subsequent passage of a tax reform bill near period-end drove many US equity indexes to end 2017 near record highs. In this environment, the broad US stock market, as measured by the S&P 500, generated a +21.83% total return for the period.1

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Bloomberg Barclays US Aggregate Bond Index and 10% Bloomberg Barclays 1-3 Month US Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FVA-2	Annual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June amid renewed optimism for improvement in economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October and strong economic data also pushed the yield higher. However, several factors weighed on the Treasury yield at certain points during the period, including tensions between the US and North Korea; uncertainty on whether the Fed would raise rates in December 2017; and the appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair. Near period-end, the Senate’s approval of a budget plan and the subsequent passage of the tax bill drove the yield higher. Overall, the 10-year Treasury yield declined from 2.45% at the beginning of the period to 2.40% at period-end.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various US equity and fixed income investments and strategies, including other mutual funds that provide exposure to such investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (primarily futures contracts on indexes) in an effort to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (primarily total return swap agreements) in an effort to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

Portfolio Composition*
12/31/17
% of Total Net Assets
Stocks	50.6%
Capital Goods	10.5%
Health Care Equipment & Services	6.6%
Materials	6.2%
Software & Services	4.7%
Energy	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Food, Beverage & Tobacco	2.7%
Pharmaceuticals, Biotechnology & Life Sciences	2.4%
Retailing	2.2%
Food & Staples Retailing	1.7%
Household & Personal Products	1.5%
Consumer Services	1.2%
Consumer Durables & Apparel	1.1%
Media	1.0%
Commercial & Professional Services	1.0%
Insurance	0.9%
Transportation	0.6%
Diversified Financials	0.2%
Underlying Funds - Equity	20.0%
Franklin DynaTech Fund – Class R6	9.8%
Franklin Income Fund – Class R6	5.8%
iShares Core MSCI EAFE ETF	4.4%
Underlying Funds - Fixed Income	25.8%
Franklin Low Duration Total Return Fund – Class R6	12.1%
Franklin Strategic Income Fund – Class R6	10.0%
Franklin Income Fund – Class R6	3.7%
Hedge Strategy	1.8%
Short-Term Investments & Other Net Assets	1.8%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the SOI.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Annual Report	FVA-3

FRANKLIN VOLSMART ALLOCATION VIP FUND

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

At the end of the 12-month period, at the asset allocation level, the Fund held roughly 70% in equities, 26% in fixed income and 4% in cash. In comparison, the Fund’s blended benchmark was composed of 60% equities, 30% fixed income and 10% cash.2

Equities

During the calendar year, the Fund’s underlying equity allocation outpaced its underlying index, the S&P 500. The Fund’s largest allocation was to US equities. Our favorable view and overweighting to the asset class was rewarded as US equity indexes posted a banner year in 2017. Our positive assessment reflected synchronized global economic growth, modest inflation and supportive liquidity conditions. Corporate indicators were also positive, with rising earnings-per-share growth and strong profit margins. Fund selection in the equity component benefited relative results, largely due to robust returns for technology-focused Franklin DynaTech Fund. The information technology (IT) sector enjoyed a prolonged rally for most of 2017 as strong earnings reports generally exceeded expectations.

From an equity sector perspective, materials and health care holdings strengthened relative returns. In contrast, positioning in consumer staples, including select food products holdings, and a structural sector underweighting in IT (outside of the technology-focused strategy) dampened relative results.

Fixed Income

Fixed income helped overall relative fund performance, largely due to an underweighted allocation relative to the Fund’s blended benchmark. However, the fixed income component’s returns matched its benchmark index, the Bloomberg Barclays US Aggregate Bond Index, during the review period. We held a cautious view of US and developed-market sovereign debt as we found valuations expensive, particularly in the eurozone, where term premiums were the lowest among government bonds. Improving global growth with inflation trending higher also warranted lower exposure to government bonds, from our perspective.

Portfolio Strategy Holdings*
12/31/17
% of Total Net Assets
Franklin Rising Dividends Strategy	50.6%
Franklin Low Duration Total Return Fund	12.1%
Franklin Strategic Income Fund	10.0%
Franklin DynaTech Fund	9.8%
Franklin Income Fund	9.5%
iShares Core MSCI EAFE ETF	4.4%
Hedge Strategy	1.8%
Short-Term Investments & Other Net Assets	1.8%

*The breakdown may not match the SOI.

Relative returns were mixed for the three underlying bond strategies. High-yield bonds delivered healthy results for the review period, and Franklin Strategic Income Fund and Franklin Income Fund both held a significant weighting in the sector. Attractive yields relative to fixed income sectors and 12-month trailing default rates that have declined since 2016 supported our rationale for holding high-yield bonds in 2017. Both strategies performed well during the review period as their holdings in spread sectors enabled them to outperform the fixed income benchmark. Conversely, Franklin Low Duration Total Return Fund weighed on relative performance, as its short-term maturity profile led to underperformance relative to the longer dated fixed income benchmark.

Hedging

During 2017, global equities reached meaningfully high price-to-earnings ratios and exhibited unusually low volatility, which suggests to us a level of investor complacency. Unusually low and protracted stock market volatility has persisted for some time, but we view this as a trend that we believe will eventually—and significantly—revert. Neither of the Fund’s volatility hedging strategies were meaningfully active during the review period.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

FVA-4	Annual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FVA-5

FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,081.60	$3.88	$1,021.48	$3.77	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above – in the far right column – multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FVA-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Year Ended December 31,
	2017		2016	2015	2014	2013[a]
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.10		$9.68	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.16		0.16	0.10	0.11	0.09

Net realized and unrealized gains (losses)	1.41		0.28	(0.42)	0.25	0.17

Total from investment operations	1.57		0.44	(0.32)	0.36	0.26

Less distributions from:

Net investment income and net foreign currency gains	—		(—)[e]	(0.05)	(0.23)	(0.19)

Net realized gains	—		(0.02)	(0.15)	(—)[e]	—

Total distributions	—		(0.02)	(0.20)	(0.23)	(0.19)

Net asset value, end of year	$11.67		$10.10	$9.68	$10.20	$10.07

Total return[f]	15.54%		4.39%	(3.12)%	3.60%	2.56%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.14%		1.25%	1.77%	1.97%	2.97%

Expenses net of waiver and payments by affiliates[h]	0.73%	[i]	0.73% [i]	0.93%	1.08% [i]	1.08% [i]

Net investment income[d]	1.44%		1.50%	1.30%	1.07%	1.21%

Supplemental data

Net assets, end of year (000’s)	$36		$31	$8,703	$10,201	$10,065

Portfolio turnover rate	5.69%		1.00%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.20% for the year ended December 31, 2017.

iBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Year Ended December 31,
	2017		2016	2015	2014	2013[a]
Class 5
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.07		$9.67	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.17		0.16	0.16	0.13	0.10

Net realized and unrealized gains (losses)	1.41		0.29	(0.47)	0.25	0.17

Total from investment operations	1.58		0.45	(0.31)	0.38	0.27

Less distributions from:

Net investment income and net foreign currency gains	—		(0.03)	(0.07)	(0.25)	(0.20)

Net realized gains	—		(0.02)	(0.15)	(—)[e]	—

Total distributions	—		(0.05)	(0.22)	(0.25)	(0.20)

Net asset value, end of year.	$11.65		$10.07	$9.67	$10.20	$10.07

Total return[f]	15.69%		4.59%	(3.10)%	3.75%	2.68%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.04%		1.15%	1.66%	1.82%	2.82%

Expenses net of waiver and payments by affiliates[h]	0.63%	[i]	0.63% [i]	0.82%	0.93% [i]	0.93% [i]

Net investment income[d]	1.54%		1.60%	1.41%	1.22%	1.36%

Supplemental data

Net assets, end of year (000’s)	$188,240		$124,581	$54,816	$10,201	$10,065

Portfolio turnover rate	5.69%		1.00%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.20% for the year ended December 31, 2017.

iBenefit of expense reduction rounds to less than 0.01%.

FVA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Franklin VolSmart Allocation VIP Fund
	Shares	Value
Common Stocks 50.6%
Capital Goods 10.5%
Carlisle Cos. Inc.	7,460	$847,829
Donaldson Co. Inc.	13,830	676,978
Dover Corp.	23,600	2,383,364
General Dynamics Corp.	11,000	2,237,950
Honeywell International Inc.	20,900	3,205,224
Johnson Controls International PLC	40,092	1,527,906
Pentair PLC (United Kingdom)	27,100	1,913,802
Roper Technologies Inc.	16,900	4,377,100
United Technologies Corp.	15,500	1,977,335
W.W. Grainger Inc.	2,750	649,688

		19,797,176

Commercial & Professional Services 1.0%
Cintas Corp.	7,700	1,199,891
Matthews International Corp., A	11,870	626,736

		1,826,627

Consumer Durables & Apparel 1.1%
Leggett & Platt Inc.	9,590	457,731
NIKE Inc., B	24,400	1,526,220

		1,983,951

Consumer Services 1.2%
McDonald’s Corp.	9,380	1,614,486
Yum! Brands Inc.	7,700	628,397

		2,242,883

Diversified Financials 0.2%
State Street Corp.	3,750	366,038

Energy 3.1%
Chevron Corp.	10,590	1,325,762
EOG Resources Inc.	5,730	618,324
Exxon Mobil Corp.	14,800	1,237,872
Occidental Petroleum Corp.	16,600	1,222,756
Schlumberger Ltd.	21,300	1,435,407

		5,840,121

Food & Staples Retailing 1.7%
CVS Health Corp.	12,550	909,875
Walgreens Boots Alliance Inc.	14,300	1,038,466
Wal-Mart Stores Inc.	13,390	1,322,263

		3,270,604

Food, Beverage & Tobacco 2.7%
Archer-Daniels-Midland Co.	24,200	969,936
Bunge Ltd.	19,100	1,281,228
McCormick & Co. Inc.	10,750	1,095,532
PepsiCo Inc.	14,300	1,714,856

		5,061,552

Health Care Equipment & Services 6.6%
Abbott Laboratories	27,960	1,595,677
Becton, Dickinson and Co.	13,900	2,975,434
DENTSPLY SIRONA Inc.	13,000	855,790
Medtronic PLC	29,600	2,390,200

Annual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Stryker Corp.	19,600	$3,034,864
West Pharmaceutical Services Inc.	14,900	1,470,183

		12,322,148

Household & Personal Products 1.5%
Colgate-Palmolive Co.	18,300	1,380,735
The Procter & Gamble Co.	16,280	1,495,806

		2,876,541

Insurance 0.9%
Aflac Inc.	9,120	800,554
Chubb Ltd.	3,981	581,743
Erie Indemnity Co., A	2,720	331,405

		1,713,702

Materials 6.2%
Air Products and Chemicals Inc.	16,100	2,641,688
Albemarle Corp.	33,300	4,258,737
Ecolab Inc.	7,660	1,027,819
Nucor Corp	12,200	775,676
Praxair Inc.	18,800	2,907,984

		11,611,904

Media 1.0%
Comcast Corp., A	24,400	977,220
John Wiley & Sons Inc., A	14,600	959,950

		1,937,170

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
AbbVie Inc.	9,040	874,259
Johnson & Johnson	17,000	2,375,240
Perrigo Co. PLC	6,040	526,446
Pfizer Inc.	13,410	485,710
Roche Holding AG, ADR (Switzerland)	7,500	236,850

		4,498,505

Retailing 2.2%
The Gap Inc.	15,720	535,423
Ross Stores Inc.	22,600	1,813,650
Target Corp.	13,240	863,910
Tiffany & Co.	8,800	914,760

		4,127,743

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices Inc.	28,214	2,511,892
Texas Instruments Inc.	28,700	2,997,428
Versum Materials Inc.	5,495	207,986

		5,717,306

Software & Services 4.7%
Accenture PLC, A	20,400	3,123,036
Microsoft Corp.	52,300	4,473,742
Visa Inc., A	11,200	1,277,024

		8,873,802

FVA-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Transportation 0.6%
	United Parcel Service Inc., B	10,000	$1,191,500

	Total Common Stocks (Cost $76,185,477)		95,259,273

	Investments in Underlying Funds and Exchange Traded Funds 45.8%
	Domestic Equity 9.8%
a,b	Franklin DynaTech Fund, Class R6	272,141	18,437,573

	Domestic Fixed Income 22.1%
b	Franklin Low Duration Total Return Fund, Class R6	2,325,396	22,835,389
b	Franklin Strategic Income Fund, Class R6	1,907,939	18,793,197

			41,628,586

	Domestic Hybrid 9.5%
b	Franklin Income Fund, Class R6	7,571,482	17,868,696

	Foreign Equity 4.4%
	iShares Core MSCI EAFE ETF	125,600	8,300,904

	Total Investments in Underlying Funds and Exchange Traded Funds (Cost $79,714,479)		86,235,759

	Total Investments before Short Term Investments (Cost $155,899,956)		181,495,032

	Short Term Investments (Cost $6,861,620) 3.6%
	Money Market Funds 3.6%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	6,861,620	6,861,620

	Total Investments (Cost $162,761,576) 100.0%		188,356,652

	Other Assets, less Liabilities (0.0)%†		(80,852)

	Net Assets 100.0%		$188,275,800

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in Underlying Funds.

cThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts
Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Dynamic VIX Backwardation (BEFSDVB1)	0.25%	Monthly	BZWS	5/25/18	$34,100,000	$(3,164)

aThe Fund receives the total return on the underlying instrument and pays a financing rate.

See Abbreviations on page FVA-23.

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$83,867,508
Cost - Non-controlled affiliates (Note 3e)	78,894,068

Value - Unaffiliated issuers	$103,560,177
Value - Non-controlled affiliates (Note 3e)	84,796,475
Receivables:
Capital shares sold	14,671
Dividends	136,862
Other assets	14

Total assets	188,508,199

Liabilities:
Payables:
Capital shares redeemed	14,671
Management fees	69,008
Distribution fees	46,466
Professional fees	82,858
Unrealized depreciation on OTC swap contracts	3,164
Accrued expenses and other liabilities	16,232

Total liabilities	232,399

Net assets, at value	$188,275,800

Net assets consist of:
Paid-in capital	$162,847,987
Undistributed net investment income	778,163
Net unrealized appreciation (depreciation)	25,591,912
Accumulated net realized gain (loss)	(942,262)

Net assets, at value	$188,275,800

Class 2:
Net assets, at value	$35,721

Shares outstanding	3,061

Net asset value and maximum offering price per share	$11.67

Class 5:
Net assets, at value	$188,240,079

Shares outstanding	16,162,667

Net asset value and maximum offering price per share	$11.65

FVA-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers.	$1,790,946
Non-controlled affiliates (Note 3e)	1,789,694

Total investment income	3,580,640

Expenses:
Management fees (Note 3a)	1,318,737
Distribution fees: (Note 3c)
Class 2	83
Class 5	247,434
Custodian fees (Note 4)	1,860
Reports to shareholders	18,933
Registration and filing fees	472
Professional fees	97,577
Trustees’ fees and expenses	627
Other	25,429

Total expenses	1,711,152
Expense reductions (Note 4)	(51)
Expenses waived/paid by affiliates (Note 3e and 3f)	(669,258)

Net expenses	1,041,843

Net investment income	2,538,797

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	326,312
Non-controlled affiliates (Note 3e)	532,731
Foreign currency transactions	(26)
Swap contracts	(376,240)
Capital gain distributions from Underlying Funds:
Non-controlled affiliates (Note 3e)	309,152

Net realized gain (loss)	791,929

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	15,056,303
Non-controlled affiliates (Note 3e)	5,216,763
Swap contracts	1,874

Net change in unrealized appreciation (depreciation)	20,274,940

Net realized and unrealized gain (loss)	21,066,869

Net increase (decrease) in net assets resulting from operations	$23,605,666

*Foreign taxes withheld on dividends	$1,721

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$2,538,797	$1,419,032
Net realized gain (loss)	791,929	(4,311,221)
Net change in unrealized appreciation (depreciation)	20,274,940	6,451,189

Net increase (decrease) in net assets resulting from operations	23,605,666	3,559,000

Distributions to shareholders from:
Net investment income:
Class 2	—	(294)
Class 5	—	(354,685)
Net realized gains:
Class 2	—	(7,355)
Class 5	—	(116,711)

Total distributions to shareholders	—	(479,045)

Capital share transactions: (Note 2)
Class 2	—	(8,888,134)
Class 5	40,058,190	66,900,840

Total capital share transactions	40,058,190	58,012,706

Net increase (decrease) in net assets	63,663,856	61,092,661
Net assets:
Beginning of year	124,611,944	63,519,283

End of year	$188,275,800	$124,611,944

Undistributed net investment income included in net assets:
End of year	$778,163	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(1,374,219)

FVA-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The Fund invests in affiliated funds managed by Franklin Templeton (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2017, 98.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities and exchange traded funds (ETFs) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market

Annual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

FVA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position for such contracts of $3,164.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Annual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and ETFs. Since the Underlying Funds and ETFs have varied expense levels and the Fund may own different proportions of the Underlying Funds and ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares redeemed	—	$—	(895,626)	$(8,888,134)

FVA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 5 Shares:
Shares sold	6,311,063	$67,303,086	8,177,643	$81,628,729
Shares issued in reinvestment of distributions	—	—	46,757	471,396
Shares redeemed	(2,514,276)	(27,244,896)	(1,525,885)	(15,199,285)

Net increase (decrease)	3,796,787	$40,058,190	6,698,515	$66,900,840

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, directors and/or trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
K2/D&S Management Co., LLC (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisory Services and K2 Advisors, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by Advisers or affiliates of Advisers. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Underlying Funds.

Investments in Underlying Funds for the year ended December 31, 2017, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin DynaTech Fund, Class R6	251,990	104,165	(84,014)	272,141	$18,437,573	$—	$841,883[a]	$4,600,980
Franklin Income Fund, Class R6	5,053,596	2,517,886	—	7,571,482	17,868,696	826,177	—	437,774
Franklin Low Duration Total Return Fund,
Class R6	1,612,689	712,707	—	2,325,396	22,835,389	450,136	—	(152,027)
Franklin Strategic Income Fund, Class R6	1,380,378	527,561	—	1,907,939	18,793,197	477,159	—	330,036
Institutional Fiduciary Trust Money Market
Portfolio, 0.89%	9,750,824	49,184,107	(52,073,311)	6,861,620	6,861,620	36,222	—	—

Total Affiliated Securities					$84,796,475	$1,789,694	$841,883	$5,216,763

aIncludes realized gain distributions received.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.65%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$164,571
Long term.	455,583

Total capital loss carryforwards	$620,154

During the year ended December 31, 2017, the Fund utilized $1,198,579 of capital loss carryforwards.

FVA-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$—	$355,325
Long term capital gain	—	123,720

	$—	$479,045

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$163,230,402

Unrealized appreciation	$27,122,155
Unrealized depreciation	(1,999,069)

Net unrealized appreciation (depreciation)	$25,123,086

Distributable earnings - undistributed ordinary income .	$924,882

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $52,765,395 and $8,975,485, respectively.

7. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on OTC swap contracts	$—	Unrealized depreciation on OTC swap contracts	$3,164

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Swap contracts	$(376,240)	Swap contracts	$1,874

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $31,023,077.

See Note 1(c) regarding derivative financial instruments.

Annual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilites carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$95,259,273	$—	$—	$95,259,273
Investments in Underlying Funds and Exchange
Traded Funds	86,235,759	—	—	86,235,759
Short Term Investments	6,861,620	—	—	6,861,620

Total Investments in Securities	$188,356,652	$—	$—	$188,356,652

Liabilities:
Other Financial Instruments:
Swap Contracts.	$—	$3,164	$—	$3,164

aFor detailed categories, see the accompanying Statement of Investments.

FVA-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ADR	American Depositary Receipt
		EAFE	Europe, Australia & Far East
		VIX	Market Volatility Index

Annual Report	FVA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin VolSmart Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin VolSmart Allocation VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FVA-24	Annual Report

Templeton Developing Markets VIP Fund

We are pleased to bring you Templeton Developing Markets VIP Fund’s annual report for the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+40.41%	+3.77%	+0.95%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/ International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index generated a +37.75% total return, and the S&P/IFCI Composite Index produced a +37.89% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the 12 months under review. China’s economy grew faster in 2017 compared to the previous year, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. After moderating for two quarters, India’s economy grew faster in 2017’s third quarter compared to the

Geographic Composition

Based on Total Net Assets as of 12/31/17

prior-year period, as investment and inventory growth offset private and public spending slowdowns. Russia’s economy grew at the fastest annualized rate in nearly five years in 2017’s second quarter, but it grew slower in the third quarter as industrial production declined. Brazil’s economy grew in 2017’s third quarter compared to the prior-year period, supported by growth in household spending and exports. South Africa’s economic growth moderated in 2017’s third quarter compared to the prior-year period amid faster mining growth and manufacturing decline. South Korea’s economy grew in 2017’s fourth quarter compared to the prior-year period; however, it contracted compared to the third quarter due to declines in manufacturing and construction.

Several central banks, including those of South Korea and Mexico, raised their benchmark interest rates during the

12-month period, while some, including those of South Africa and Chile, lowered their benchmark interest rates. Russia’s central bank reduced its key rate several times as the inflation rate continued to miss its target. Brazil’s central bank cut its benchmark interest rate several times during the period to support economic growth. India’s central bank reduced its benchmark interest rate in August due to slower inflation growth. China’s central bank left its benchmark interest rate unchanged during the period.

Emerging market stocks rose significantly during the 12 months under review, as improving corporate earnings growth and encouraging economic data from China and other emerging

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TD-2	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

market countries helped offset investor concerns about the US Federal Reserve’s interest rate increases and geopolitical tensions in the Korean peninsula and other regions. Further supporting emerging market stocks were generally higher commodity prices, subsiding concerns about the potential for a protectionist US trade policy, emerging market currencies’ overall strength against the US dollar, and robust investment inflows. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +37.75% total return for the 12 months ended December 31, 2017.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, key stock contributors to the Fund’s absolute performance included investments in Naspers, Samsung Electronics and Brilliance China Automotive Holdings.

Naspers is an internet and media group based in South Africa. It has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.ru Group (both Fund holdings). Shares of Naspers rose during the 12-month period, largely driven by positive sentiment in Tencent, one of the world’s largest and most widely used internet service portals. Tencent reported strong year-over-year growth in quarterly earnings throughout 2017, driven by its online gaming, advertising and social networking segments. Investors also viewed positively Naspers’s addition of new investments in the online food delivery segment in 2017.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. The company is also a leading supplier of memory chips for high-end phones and is a key provider of OLED (organic light-emitting diode) displays. Its share price increase was driven by solid quarterly corporate sales and

Top 10 Countries
12/31/17
% of Total Net Assets
China	23.5%
South Korea	17.3%
Taiwan	10.4%
South Africa	8.2%
Russia	7.3%
India	6.7%
Brazil	4.9%
Thailand	3.9%
Indonesia	3.1%
UK	3.0%

earnings results reported in 2017, a new shareholder return policy for 2018-2020, including plans to boost its dividends, and a cancelation of existing company-held treasury shares. News that Samsung Electronics dethroned Intel (not a Fund holding) to become the world’s largest chip producer in 2017 in revenue terms also contributed to investor sentiment.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with German luxury car manufacturer BMW (nota Fund holding). The company reported strong sales volume and profit growth in 2017, supported by generally robust demand. The rise of China’s upper middle class has continued to drive luxury car demand in the country, as buyers pay more attention to vehicle performance and product quality. The announcement of a joint venture between Brilliance China Automotive and French automobile manufacturer Groupe Renault (not a Fund holding) to manufacture and sell light commercial vehicles under the Jinbei, Renault and Huasong brands further supported share price performance.

In contrast, key detractors from the Fund’s absolute performance included positions in Habib Bank, IMAX and Glenmark Pharmaceuticals.

Habib Bank is Pakistan’s biggest bank and one of the country’s largest companies in asset terms. News of a significant fine by the New York State Department of Financial Services on the bank’s New York branch for failure to comply with New York laws and regulations designed to combat money laundering, terrorist financing and other illicit financial transactions weighed on the bank’s profits and share price. Additionally, following Pakistan’s upgrade from the MSCI Frontier Markets Index to the MSCI EM Index, the Pakistani market corrected

Annual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

sharply due to political turmoil and weaker-than-expected foreign investment inflows.2

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. Its systems are used globally, and it has a notable market position in China. Disappointing corporate results for the first two quarters of 2017 pressured the US-based company’s shares. Revenues and gross profit margin declined in the second quarter compared to the year-ago period, following a decline in first-quarter gross margin. Third-quarter results, however, were better than expected, with revenue, earnings and gross margin all exceeding market forecasts, driven by a successful cost-cutting program and higher sales, leading its share price to rebound from period lows. The company also announced a new share-repurchase program to enhance shareholder value.

Glenmark Pharmaceuticals is an India-based manufacturer of generic drugs and pharmaceutical ingredients. Glenmark produces formulation products in areas such as oncology, respiratory and cardiology. It also researches and develops its own chemical and biological entities. In addition to India, the US is its main market. Its share price declined significantly in May 2017 as the company announced a weaker-than-expected first-quarter operating performance with disappointing revenue growth. Sales in India were impacted by the government’s demonetization efforts (recall of large-denominated currency notes from circulation), with price pressures also evident in other key markets. Better-than-expected second-quarter results and approval from the US Food & Drug Administration for a birth control pill in late 2017 provided investors with some reasons to remain optimistic.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly

Top 10 Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.7%
Naspers Ltd. Media, South Africa	7.1%
Brilliance China Automotive Holdings Ltd. Automobiles, China	6.2%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.1%
Alibaba Group Holding Ltd. Internet Software & Services, China	3.7%
Tencent Holdings Ltd. Internet Software & Services, China	3.4%
Unilever PLC Personal Products, UK	3.0%
ICICI Bank Ltd. Banks, India	2.3%
Itau Unibanco Holding SA Banks, Brazil	2.0%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	1.9%

in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

During the 12-month period, we increased the Fund’s holdings in Russia, South Korea, Mexico and Peru as we identified companies in these countries with what we considered solid fundamentals. In sector terms, we increased holdings in financials and consumer discretionary and made some purchases in energy.3 Key purchases included new investments in Sberbank of Russia, Russia’s leading bank, and Russia-based Gazprom, the world’s largest gas producer. Additionally, we increased the Fund’s holdings in South Korea-based POSCO, one of the world’s biggest steel producers, and Grupo Financiero Santander Mexico, a major financial services company in Mexico.

Conversely, we reduced the Fund’s holdings in India and Brazil to focus on securities we considered to be more attractively valued within our investment universe. We also made some sales in China and South Africa. In sector terms, we reduced holdings in industrials and consumer staples and made some

2. Please see Index Descriptions following the Fund Summaries.

3. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The consumer discretionary sector comprises autocomponents; automobiles; distributors; hotels, restaurants and leisure; internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

TD-4	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

sales in information technology (IT).4 Key sales included closing the Fund’s position in Remgro, a South African holding company with interests in food, finance and health care. We also reduced investments in the aforementioned Tencent Holdings and in Brazilian financial conglomerate Itau Unibanco Holding.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The industrials sector comprises construction and engineering, distributors, trading companies and distributors, and transportation infrastructure in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The IT sector comprises electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

Annual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,158.60	$8.76	$1,017.09	$8.19	1.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.42	$6.37	$9.27	$10.26		$10.58

Income from investment operations[a]:

Net investment income[b]	0.08	0.05	0.06	0.15	[c]	0.13

Net realized and unrealized gains (losses)	2.92	1.08	(1.63)	(0.97)		(0.22)

Total from investment operations	3.00	1.13	(1.57)	(0.82)		(0.09)

Less distributions from:

Net investment income	(0.11)	(0.08)	(0.20)	(0.17)		(0.23)

Net realized gains	—	—	(1.13)	—		—

Total distributions	(0.11)	(0.08)	(1.33)	(0.17)		(0.23)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$10.31	$7.42	$6.37	$9.27		$10.26

Total return[e]	40.65%	17.79%	(19.42)%	(8.09)%		(0.73)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.38%	1.33%	1.36%		1.35%

Expenses net of waiver and payments by affiliates	1.35% [f]	1.36%	1.32%	1.36%	[g]	1.35%

Net investment income	0.86%	0.79%	0.74%	1.51%	[c]	1.25%

Supplemental data

Net assets, end of year (000’s)	$105,493	$82,596	$77,000	$114,487		$145,707

Portfolio turnover rate	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.36	$6.32	$9.20	$10.19		$10.50

Income from investment operations[a]:

Net investment income[b]	0.05	0.04	0.04	0.12	[c]	0.10

Net realized and unrealized gains (losses)	2.91	1.06	(1.61)	(0.96)		(0.21)

Total from investment operations	2.96	1.10	(1.57)	(0.84)		(0.11)

Less distributions from:

Net investment income	(0.09)	(0.06)	(0.18)	(0.15)		(0.20)

Net realized gains	—	—	(1.13)	—		—

Total distributions	(0.09)	(0.06)	(1.31)	(0.15)		(0.20)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$10.23	$7.36	$6.32	$9.20		$10.19

Total return[e]	40.41%	17.44%	(19.60)%	(8.39)%		(0.92)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.61%	1.63%	1.58%	1.61%		1.60%

Expenses net of waiver and payments by affiliates	1.60% [f]	1.61%	1.57%	1.61%	[g]	1.60%

Net investment income	0.61%	0.54%	0.49%	1.26%	[c]	1.00%

Supplemental data

Net assets, end of year (000’s)	$270,433	$205,151	$192,120	$250,813		$274,683

Portfolio turnover rate	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.39	$6.34	$9.22	$10.20		$10.50

Income from investment operations[a]:

Net investment income[b]	0.05	0.03	0.03	0.12	[c]	0.10

Net realized and unrealized gains (losses)	2.92	1.06	(1.62)	(0.97)		(0.21)

Total from investment operations	2.97	1.09	(1.59)	(0.85)		(0.11)

Less distributions from:

Net investment income	(0.08)	(0.04)	(0.16)	(0.13)		(0.19)

Net realized gains	—	—	(1.13)	—		—

Total distributions	(0.08)	(0.04)	(1.29)	(0.13)		(0.19)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$10.28	$7.39	$6.34	$9.22		$10.20

Total return[e]	40.30%	17.32%	(19.70)%	(8.48)%		(1.07)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.71%	1.73%	1.68%	1.71%		1.70%

Expenses net of waiver and payments by affiliates	1.70% [f]	1.71%	1.67%	1.71%	[g]	1.70%

Net investment income	0.51%	0.44%	0.39%	1.16%	[c]	0.90%

Supplemental data

Net assets, end of year (000’s)	$7,199	$6,377	$7,109	$11,106		$15,225

Portfolio turnover rate	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 95.5%
	Belgium 0.9%
	Anheuser-Busch InBev SA/NV	Beverages	31,970	$3,572,244

	Brazil 1.2%
a	B2W Cia Digital	Internet & Direct Marketing Retail	148,600	919,652
	B3 SA - Brasil Bolsa Balcao	Capital Markets	55,400	380,990
	M. Dias Branco SA	Food Products	136,200	2,142,227
	Mahle-Metal Leve SA	Auto Components	136,600	984,360

				4,427,229

	Cambodia 1.0%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,824,000	3,741,713

	China 23.5%
a	Alibaba Group Holding Ltd., ADR	Internet Software & Services	82,310	14,192,713
	BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	2,196,957
a	Baidu Inc., ADR	Internet Software & Services	14,556	3,409,161
	Brilliance China Automotive Holdings Ltd.	Automobiles	8,909,300	23,833,092
	China Life Insurance Co. Ltd., H	Insurance	539,000	1,693,678
	China Mobile Ltd.	Wireless Telecommunication Services	490,500	4,975,409
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	5,918,000	4,340,303
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,000,500	2,872,909
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	1,091,638	1,135,951
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	809,037
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	441,500	636,202
	NetEase Inc., ADR	Internet Software & Services	11,526	3,977,277
	Ping An Bank Co. Ltd., A	Banks	1,636,500	3,345,108
	Ping An Insurance Group Co. of China Ltd., A	Insurance	524,863	5,645,787
	Poly Culture Group Corp. Ltd., H	Media	229,200	462,927
	Tencent Holdings Ltd.	Internet Software & Services	252,800	13,136,922
	Uni-President China Holdings Ltd.	Food Products	2,937,400	2,458,846
	Weifu High-Technology Co. Ltd., B	Auto Components	334,339	715,079

				89,837,358

	Czech Republic 0.4%
	Moneta Money Bank AS	Banks	390,403	1,510,788

	Hong Kong 2.8%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	149,333	1,173,757
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	1,731,200	5,240,454
	Sands China Ltd.	Hotels, Restaurants & Leisure	807,600	4,170,906

				10,585,117

	Hungary 1.2%
	Richter Gedeon Nyrt	Pharmaceuticals	177,170	4,637,170

	India 6.7%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	35,390	1,589,529
	Biocon Ltd.	Biotechnology	552,287	4,648,243
	Coal India Ltd.	Oil, Gas & Consumable Fuels	256,918	1,058,217
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	2,723,357
	ICICI Bank Ltd.	Banks	1,806,409	8,884,906
	Infosys Ltd.	IT Services	119,268	1,946,792
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	89,710	1,294,289
	Tata Chemicals Ltd.	Chemicals	171,000	1,959,509
a	Tata Motors Ltd., A	Automobiles	401,271	1,534,308

				25,639,150

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Indonesia 3.1%
	Astra International Tbk PT	Automobiles	10,115,100	$6,187,973
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	2,923,431
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	6,697,400	863,862
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	2,017,360

				11,992,626

	Kenya 0.4%
	Equity Group Holdings Ltd.	Banks	3,712,900	1,439,108

	Mexico 1.3%
	Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	545,057	3,984,367
	Nemak SAB de CV	Auto Components	1,426,300	1,035,133

				5,019,500

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	170,327	63,873

	Pakistan 0.6%
	Habib Bank Ltd.	Banks	1,550,000	2,338,302

	Peru 1.1%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	299,680	4,219,494

	Philippines 0.3%
	BDO Unibank Inc.	Banks	327,469	1,073,787

	Russia 7.3%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	666,900	2,941,029
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,300	5,453,066
a,b	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	179,485	5,187,116
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	137,400	2,574,876
	Sberbank of Russia PJSC, ADR	Banks	402,166	6,808,670
a	Yandex NV, A	Internet Software & Services	150,078	4,915,055

				27,879,812

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	25,706	477,603

	South Africa 8.2%
	Massmart Holdings Ltd.	Food & Staples Retailing	293,714	3,312,603
	MTN Group Ltd.	Wireless Telecommunication Services	80,702	891,007
	Naspers Ltd., N	Media	97,448	27,180,907

				31,384,517

	South Korea 17.3%
	Daelim Industrial Co. Ltd.	Construction & Engineering	50,242	3,878,619
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	33,470	2,558,756
	Hankook Tire Co. Ltd.	Auto Components	21,600	1,104,916
	Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	37,500	664,012
	Hanon Systems	Auto Components	292,362	3,807,314
	Hite Jinro Co. Ltd.	Beverages	64,320	1,452,266
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	126,830	4,580,674
	iMarketKorea Inc.	Trading Companies & Distributors	70,490	595,025
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	142,053	524,360
	KT Skylife Co. Ltd.	Media	176,060	2,218,533
	LG Corp.	Industrial Conglomerates	19,524	1,664,536
	Naver Corp.	Internet Software & Services	2,573	2,097,210
	POSCO	Metals & Mining	13,592	4,234,070
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	12,367	29,522,067

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	96,260	$6,899,065
	Youngone Corp.	Textiles, Apparel & Luxury Goods	22,200	655,159

				66,456,582

	Taiwan 10.4%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	341,000	3,770,115
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	1,759,800	1,191,543
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	2,327,500	7,468,838
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	14,000	1,897,057
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	973,800	2,363,353
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,001,000	23,215,340

				39,906,246

	Thailand 3.9%
	Kasikornbank PCL, fgn	Banks	619,500	4,545,916
	Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,457,066
	Land and Houses PCL, fgn	Real Estate Management & Development	4,853,900	1,564,813
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	584,500	1,794,596
	Siam Commercial Bank PCL, fgn	Banks	306,400	1,411,115
	Thai Beverage PCL, fgn	Beverages	4,816,500	3,313,032

				15,086,538

	United Kingdom 3.0%
	Unilever PLC	Personal Products	206,804	11,521,633

	United States 0.8%
a	IMAX Corp.	Media	134,442	3,112,332

	Total Common Stocks (Cost $243,258,667)			365,922,722

c	Participatory Notes 0.6%
	Saudi Arabia 0.6%
	Deutsche Bank AG/London, Samba Financial Group, 8/03/20	Banks	88,055	546,132
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	66,324	1,803,869

	Total Participatory Notes (Cost $1,923,033)			2,350,001

	Preferred Stocks 3.7%
	Brazil 3.7%
d	Banco Bradesco SA, 3.687%, ADR, pfd	Banks	627,815	6,428,826
d	Itau Unibanco Holding SA, 3.67%, ADR, pfd	Banks	589,962	7,669,506

	Total Preferred Stocks (Cost $6,333,451)			14,098,332

	Total Investments before Short Term Investments (Cost $251,515,151)			382,371,055

TD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $1,128,203) 0.3%
	Money Market Funds 0.3%
	United States 0.3%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	1,128,203	$1,128,203

	Total Investments (Cost $252,643,354) 100.1%		383,499,258
	Other Assets, less Liabilities (0.1)%		(374,154)

	Net Assets 100.0%		$383,125,104

See Abbreviations on page TD-23.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the value of this security was $5,187,116, representing 1.4% of net assets.

cSee Note 1(c) regarding Participatory Notes.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$251,515,151
Cost - Non-controlled affiliates (Note 3e)	1,128,203

Value - Unaffiliated issuers	$382,371,055
Value - Non-controlled affiliates (Note 3e)	1,128,203
Receivables:
Capital shares sold	293,848
Dividends	1,047,093
Foreign tax refund	24,025
Other assets	37

Total assets	384,864,261

Liabilities:
Payables:
Capital shares redeemed	374,617
Management fees	396,461
Distribution fees	116,462
Deferred tax	662,038
Accrued expenses and other liabilities	189,579

Total liabilities	1,739,157

Net assets, at value	$383,125,104

Net assets consist of:
Paid-in capital	$279,397,363
Undistributed net investment income	1,595,154
Net unrealized appreciation (depreciation)	130,180,412
Accumulated net realized gain (loss)	(28,047,825)

Net assets, at value	$383,125,104

Class 1:
Net assets, at value	$105,492,696

Shares outstanding	10,227,498

Net asset value and maximum offering price per share	$10.31

Class 2:
Net assets, at value	$270,433,425

Shares outstanding	26,441,621

Net asset value and maximum offering price per share	$10.23

Class 4:
Net assets, at value	$7,198,983

Shares outstanding	700,382

Net asset value and maximum offering price per share	$10.28

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$7,749,767
Non-controlled affiliates (Note 3e)	16,602

Total investment income	7,766,369

Expenses:
Management fees (Note 3a)	4,358,250
Distribution fees: (Note 3c)
Class 2	615,493
Class 4	23,821
Custodian fees (Note 4)	115,586
Reports to shareholders	165,956
Professional fees	80,869
Trustees’ fees and expenses	1,428
Other	43,857

Total expenses	5,405,260
Expense reductions (Note 4)	(92)
Expenses waived/paid by affiliates (Note 3e)	(13,236)

Net expenses	5,391,932

Net investment income	2,374,437

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	15,797,502
Foreign currency transactions	74,401

Net realized gain (loss)	15,871,903

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	98,134,621
Translation of other assets and liabilities denominated in foreign currencies	20,125
Change in deferred taxes on unrealized appreciation	(392,645)

Net change in unrealized appreciation (depreciation)	97,762,101

Net realized and unrealized gain (loss)	113,634,004

Net increase (decrease) in net assets resulting from operations	$116,008,441

*Foreign taxes withheld on dividends	$1,176,928

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$2,374,437	$1,776,761
Net realized gain (loss)	15,871,903	10,092,119
Net change in unrealized appreciation (depreciation)	97,762,101	34,428,227

Net increase (decrease) in net assets resulting from operations	116,008,441	46,297,107

Distributions to shareholders from:
Net investment income:
Class 1	(1,158,124)	(875,959)
Class 2	(2,409,152)	(1,674,699)
Class 4	(56,318)	(44,436)

Total distributions to shareholders	(3,623,594)	(2,595,094)

Capital share transactions: (Note 2)
Class 1	(8,439,257)	(6,421,627)
Class 2	(13,542,309)	(17,591,736)
Class 4	(1,401,998)	(1,794,556)

Total capital share transactions	(23,383,564)	(25,807,919)

Net increase (decrease) in net assets	89,001,283	17,894,094
Net assets:
Beginning of year	294,123,821	276,229,727

End of year	$383,125,104	$294,123,821

Undistributed net investment income included in net assets:
End of year	$1,595,154	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(1,674,192)

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,136,991	$10,043,847	1,670,412	$11,807,302
Shares issued in reinvestment of distributions	132,055	1,158,124	130,351	875,960
Shares redeemed	(2,176,842)	(19,641,228)	(2,747,707)	(19,104,889)

Net increase (decrease)	(907,796)	$(8,439,257)	(946,944)	$(6,421,627)

Class 2 Shares:
Shares sold	6,636,331	$58,458,562	6,851,485	$48,325,937
Shares issued in reinvestment of distributions	276,596	2,409,152	251,080	1,674,699
Shares redeemed	(8,351,598)	(74,410,023)	(9,617,120)	(67,592,372)

Net increase (decrease)	(1,438,671)	$(13,542,309)	(2,514,555)	$(17,591,736)

Annual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	85,028	$793,112	84,033	$595,503
Shares issued in reinvestment of distributions	6,437	56,318	6,622	44,436
Shares redeemed	(253,881)	(2,251,428)	(348,788)	(2,434,495)

Net increase (decrease)	(162,416)	$(1,401,998)	(258,133)	$(1,794,556)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 1.243% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	4,395,622	55,728,619	(58,996,038)	1,128,203	$1,128,203	$16,602	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$17,661,798
Long term	7,528,497

Total capital loss carryforwards	$25,190,295

During the year ended December 31, 2017, the Fund utilized $8,216,255 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$3,623,594	$2,595,094

Annual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$256,909,704

Unrealized appreciation	$139,816,903
Unrealized depreciation	(13,227,349)

Net unrealized appreciation (depreciation)	$126,589,554

Distributable earnings - undistributed ordinary income	$3,003,976

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the year ended December 31, 2017, aggregated $37,048,792 and $58,443,812, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments satisfy the applicable terms and conditions of the sanctions. At December 31, 2017, the Fund had 7.3% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

TD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$380,021,054	$—	$—	$380,021,054
Participatory Notes	—	2,350,001	—	2,350,001
Short Term Investments	1,128,203	—	—	1,128,203

Total Investments in Securities	$381,149,257	$2,350,001	$—	$383,499,258

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those that have already been disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Developing Markets VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Developing Markets VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TD-25

This page intentionally left blank.

Templeton Foreign VIP Fund

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+16.69%	+5.03%	+1.81%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI) ex USA Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the US, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI ACWI ex USA Index, generated a +27.77% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI ACWI.2 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor

Geographic Composition

Based on Total Net Assets as of 12/31/17

optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.3 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.3 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

3. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Top 10 Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.7%
BP PLC Oil, Gas & Consumable Fuels, UK	3.1%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.8%
Baidu Inc. Internet Software & Services, China	2.8%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	2.6%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.5%
Standard Chartered PLC Banks, UK	2.3%
SBM Offshore NV Energy Equipment & Services, Netherlands	2.3%
Roche Holding AG Pharmaceuticals, Switzerland	2.1%
Aegon NV Insurance, Netherlands	2.0%

Manager’s Discussion

During the 12 months under review, all sectors represented in the Fund’s portfolio generated positive returns and contributed to absolute performance. However, the Fund underperformed its benchmark, the MSCI ACWI ex USA Index, for the review period. Stock selection and an overweighting in the energy sector detracted significantly from relative results.4 Key relative detractors within the sector included positions in drilling company Precision Drilling5,6 (Canada), oilfield services firm Petrofac5 (UK), energy equipment and services company Ensign Energy5,6 (Canada) and oil gas and consumable fuels company Cenovus Energy (Canada). Petrofac’s shares declined amid an escalating fraud investigation.

Stock selection and an overweighting in the health care sector also hampered relative results.7 Our position in pharmaceuticals firm Teva Pharmaceutical Industries (Israel) was a major detractor, as the company experienced a challenging 2017. Teva’s shares fell after management lowered its earnings guidance for 2017 and investors worried about the firm’s debt

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

5. No longer held by period-end.

6. Not part of the index.

7. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

Annual Report	TF-3

TEMPLETON FOREIGN VIP FUND

profile. Further pressuring shares were the loss of US patent protection for a key multiple sclerosis drug, a dividend cut and a debt rating downgrade. Encouragingly, the stock began to recover toward the end of 2017 after a seasoned chief executive officer joined the firm and announced a restructuring plan aimed at significantly reducing costs.

Stock selection in the materials sector also weighed on relative performance, particularly our investments in metals and mining companies Eldorado Gold (Canada) and Barrick Gold6 (Canada).8

Key individual detractors included media firm SES (Luxemburg), trading and manufacturing company Posco Daewoo (South Korea), and automobile producer Nissan Motor5 (Japan).

Conversely, stock selection in the financials sector, especially in banks, contributed significantly to relative results.9 Notably, our positions in Asian banks Hana Financial Group (South Korea), KB Financial Group (South Korea) and Bangkok Bank (Thailand), helped the Fund’s performance. Prospects for improving corporate governance and political stability in Asia have combined with rising interest rates and genuine economic growth to benefit the regional banking sector. South Korean banks KB and Hana also benefited from investors overlooking geopolitical tensions and domestic political turmoil in 2017 and focusing instead on improving corporate fundamentals and upgraded earnings outlooks attributable, in part, to the first South Korean interest rate hike in six years.

Stock selection and an underweighting in consumer staples also supported relative performance to a smaller extent.10 Within the sector, beverages company Kirin Holdings (Japan) contributed to performance.

Key individual contributors included semiconductor and consumer electronics company Samsung Electronics (South Korea), metals miner Sumitomo Metal Mining (Japan), storage and peripherals company Catcher Technology (Taiwan), biotechnology company Morphosys6 (Germany), internet services company Baidu (China), and oil and gas exploration and production company INPEX (Japan). Samsung Electronics reported solid operating results and strong sales in its core businesses, with 2017 sales of its newest generation of smartphones exceeding market expectations. Further boosting its shares were the cancelation of existing company-held treasury shares and the announcement of significant dividend increases in 2017 and 2018.

From a geographic perspective, stock selection in Europe, especially in the UK, France and Italy, was a major detractor from relative performance. Stock selection in North America, particularly in Canada, also hindered relative performance. In the Middle East and Africa region, an overweighting and stock selection in Israel hurt relative results. In Asia, stock selection in China dampened relative results. In contrast, positioning in South Korea, Japan and Taiwan contributed to relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar rose in value relative to certain currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The materials sector comprises chemicals, construction materials, and metal and mining in the SOI.

9. The financials sector comprises banks, capital markets and insurance in the SOI.

10. The consumer staples sector comprises beverages in the SOI.

TF-4	Annual Report

TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,061.00	$5.56	$1,019.81	$5.45	1.07%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TF-5

TF P1 P2 P4 07/17

SUPPLEMENT DATED JULY 11, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017

TEMPLETON FOREIGN VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  Cindy L. Sweeting, CFA, President of Investment Counsel and portfolio manager of the Fund, will be retiring effective December 31, 2017. Effective January 1, 2018, it is anticipated that she will no longer be a portfolio manager of the Fund, and Peter A. Nori will continue to be lead portfolio manager of the Fund.

II.  Effective January 1, 2018, the portfolio management team under the “FUND SUMMARIES – Templeton Foreign VIP Fund – Portfolio Managers” section on page TF-S5 is replaced with the following:

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

Heather Waddell, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

III.  Effective January 1, 2018, the portfolio management team under the “FUND DETAILS – Templeton Foreign VIP Fund – Management” section on page TF-D8 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on global investment of issuers outside the U.S. The portfolio managers are as follows:

Peter A. Nori, CFA Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investment of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

Heather Waddell, CFA Portfolio Manager of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

TF-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.89	$13.46	$15.34	$17.56		$14.63

Income from investment operations[a]:

Net investment income[b]	0.30	0.33	0.31	0.53	[c]	0.34

Net realized and unrealized gains (losses)	2.03	0.62	(1.16)	(2.39)		3.00

Total from investment operations	2.33	0.95	(0.85)	(1.86)		3.34

Less distributions from:

Net investment income	(0.42)	(0.29)	(0.53)	(0.36)		(0.41)

Net realized gains	—	(0.23)	(0.50)	—		—

Total distributions	(0.42)	(0.52)	(1.03)	(0.36)		(0.41)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$15.80	$13.89	$13.46	$15.34		$17.56

Total return[e]	17.02%	7.49%	(6.31)%	(10.89)%		23.27%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%	0.80%	0.78%	0.77%		0.78%

Expenses net of waiver and payments by affiliates	0.81% [f]	0.78%	0.78% [g]	0.77%	[g]	0.78%

Net investment income	1.99%	2.38%	2.05%	3.11%	[c]	2.16%

Supplemental data

Net assets, end of year (000’s)	$152,684	$133,218	$214,172	$248,355		$298,468

Portfolio turnover rate	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.61	$13.20	$15.05	$17.24		$14.37

Income from investment operations[a]:

Net investment income[b]	0.26	0.28	0.27	0.48	[c]	0.30

Net realized and unrealized gains (losses)	1.98	0.62	(1.13)	(2.35)		2.94

Total from investment operations	2.24	0.90	(0.86)	(1.87)		3.24

Less distributions from:

Net investment income	(0.38)	(0.26)	(0.49)	(0.32)		(0.37)

Net realized gains	—	(0.23)	(0.50)	—		—

Total distributions	(0.38)	(0.49)	(0.99)	(0.32)		(0.37)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$15.47	$13.61	$13.20	$15.05		$17.24

Total return[e]	16.69%	7.18%	(6.49)%	(11.13)%		22.97%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.07%	1.05%	1.03%	1.02%		1.03%

Expenses net of waiver and payments by affiliates	1.06% [f]	1.03%	1.03% [g]	1.02%	[g]	1.03%

Net investment income	1.74%	2.13%	1.80%	2.86%	[c]	1.91%

Supplemental data

Net assets, end of year (000’s)	$1,394,475	$1,436,518	$1,456,854	$1,645,571		$1,873,586

Portfolio turnover rate	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.71	$13.29	$15.16	$17.37		$14.48

Income from investment operations[a]:

Net investment income[b]	0.23	0.26	0.25	0.46	[c]	0.28

Net realized and unrealized gains (losses)	2.03	0.63	(1.14)	(2.36)		2.97

Total from investment operations	2.26	0.89	(0.89)	(1.90)		3.25

Less distributions from:

Net investment income	(0.26)	(0.24)	(0.48)	(0.31)		(0.36)

Net realized gains	—	(0.23)	(0.50)	—		—

Total distributions	(0.26)	(0.47)	(0.98)	(0.31)		(0.36)

Redemption fees	—	—	—	—	[d]	— [d]

Net asset value, end of year	$15.71	$13.71	$13.29	$15.16		$17.37

Total return[e]	16.62%	7.09%	(6.65)%	(11.22)%		22.86%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.17%	1.15%	1.13%	1.12%		1.13%

Expenses net of waiver and payments by affiliates	1.16% [f]	1.13%	1.13% [g]	1.12%	[g]	1.13%

Net investment income	1.64%	2.03%	1.70%	2.76%	[c]	1.81%

Supplemental data

Net assets, end of year (000’s)	$159,944	$484,763	$472,189	$503,143		$513,098

Portfolio turnover rate	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Templeton Foreign VIP Fund
		Country	Shares	Value
	Common Stocks 98.2%
	Aerospace & Defense 2.5%
	BAE Systems PLC	United Kingdom	2,720,370	$21,050,437
a	Cobham PLC	United Kingdom	5,307,199	9,052,056
a	Rolls-Royce Holdings PLC, interim line	United Kingdom	53,065,600	71,663
	Rolls-Royce Holdings PLC	United Kingdom	1,153,600	13,195,236

				43,369,392

	Auto Components 2.5%
	Cie Generale des Etablissements Michelin, B	France	67,168	9,634,316
	Hyundai Mobis Co. Ltd.	South Korea	79,105	19,491,383
	Sumitomo Rubber Industries Ltd.	Japan	712,200	13,247,293

				42,372,992

	Automobiles 0.9%
	Hero Motocorp Ltd.	India	154,059	9,134,342
	Hyundai Motor Co.	South Korea	47,538	6,947,819

				16,082,161

	Banks 13.7%
	Bangkok Bank PCL, fgn	Thailand	3,144,600	21,144,225
	Barclays PLC	United Kingdom	6,770,066	18,568,693
	BNP Paribas SA	France	427,800	31,951,336
	Hana Financial Group Inc.	South Korea	494,927	23,091,570
	HSBC Holdings PLC	United Kingdom	3,012,800	30,830,409
	ING Groep NV	Netherlands	570,040	10,481,289
	Kasikornbank PCL, fgn	Thailand	249,500	1,830,841
	Kasikornbank PCL, NVDR	Thailand	1,610,500	11,471,784
	KB Financial Group Inc., ADR	South Korea	437,706	25,610,178
a	Standard Chartered PLC	United Kingdom	3,816,307	40,204,262
	United Overseas Bank Ltd.	Singapore	916,700	18,128,385

				233,312,972

	Beverages 2.0%
	Kirin Holdings Co. Ltd.	Japan	709,500	17,884,676
	Suntory Beverage & Food Ltd.	Japan	363,800	16,174,629

				34,059,305

	Biotechnology 1.0%
	Shire PLC	United Kingdom	318,110	16,754,074

	Capital Markets 1.4%
	UBS Group AG	Switzerland	1,326,231	24,418,930

	Chemicals 1.2%
	Johnson Matthey PLC	United Kingdom	494,842	20,548,976

	Construction & Engineering 1.0%
	Sinopec Engineering Group Co. Ltd.	China	17,492,000	16,567,680

	Construction Materials 0.8%
	Taiheiyo Cement Corp.	Japan	310,400	13,401,038

	Diversified Telecommunication Services 2.5%
	China Telecom Corp. Ltd., H	China	50,418,357	24,006,129
	Singapore Telecommunications Ltd.	Singapore	3,003,400	8,016,552
	Telefonica Deutschland Holding AG	Germany	2,094,590	10,519,792

				42,542,473

	Electronic Equipment, Instruments & Components 0.3%
a	Landis+Gyr Group AG.	Switzerland	58,400	4,651,142

TF-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Energy Equipment & Services 3.1%
	SBM Offshore NV	Netherlands	2,224,690	$39,156,917
	Tenaris SA	Italy	875,992	13,831,361

				52,988,278

	Health Care Equipment & Supplies 0.7%
a	Arjo AB, B	Sweden	651,040	1,857,915
	Getinge AB, B	Sweden	651,040	9,444,334

				11,302,249

	Health Care Providers & Services 1.7%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,083,800	13,762,247
	Sinopharm Group Co. Ltd.	China	3,443,200	14,895,993

				28,658,240

	Household Durables 0.5%
	Panasonic Corp.	Japan	634,900	9,293,762

	Industrial Conglomerates 2.2%
	CK Hutchison Holdings Ltd.	Hong Kong	2,021,500	25,382,434
	Siemens AG	Germany	85,456	11,908,873

				37,291,307

	Insurance 6.3%
	Aegon NV	Netherlands	5,251,690	33,489,698
	Aviva PLC	United Kingdom	1,743,972	11,928,820
	AXA SA	France	722,428	21,439,535
	China Life Insurance Co. Ltd., H	China	4,639,000	14,576,941
	Chubb Ltd.	United States	113,369	16,566,612
	DB Insurance Co. Ltd.	South Korea	147,418	9,833,621

				107,835,227

	Internet Software & Services 3.7%
a	Baidu Inc., ADR	China	201,130	47,106,657
	NetEase Inc., ADR	China	48,100	16,597,867

				63,704,524

	Life Sciences Tools & Services 2.2%
a	MorphoSys AG	Germany	202,180	18,576,437
	QIAGEN NV	Netherlands	616,864	19,383,572

				37,960,009

	Media 0.7%
	SES SA, IDR	Luxembourg	796,442	12,431,981

	Metals & Mining 6.7%
	Alamos Gold Inc., A	Canada	3,063,752	19,945,025
	Barrick Gold Corp.	Canada	1,314,020	19,013,869
	Eldorado Gold Corp.	Canada	3,898,300	5,643,868
	Sumitomo Metal Mining Co. Ltd.	Japan	519,500	23,871,598
	Tahoe Resources Inc.	Canada	441,941	2,119,882
	Wheaton Precious Metals Corp.	Canada	1,940,600	42,899,749

				113,493,991

	Multiline Retail 0.8%
	Ryohin Keikaku Co. Ltd.	Japan	41,300	12,864,445

Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Multi-Utilities 1.5%
	innogy SE	Germany	406,610	$15,940,522
	Veolia Environnement SA	France	368,028	9,394,189

				25,334,711

	Oil, Gas & Consumable Fuels 13.0%
	BP PLC	United Kingdom	7,393,705	52,190,701
	Cenovus Energy Inc.	Canada	1,082,702	9,887,375
	Eni SpA	Italy	1,507,144	24,954,146
a	Husky Energy Inc.	Canada	880,500	12,432,484
	INPEX Corp.	Japan	1,724,000	21,556,694
	Kunlun Energy Co. Ltd.	China	7,166,000	7,466,064
	PTT Exploration and Production PCL, fgn	Thailand	3,183,300	9,773,718
	Royal Dutch Shell PLC, A	United Kingdom	16,803	562,752
	Royal Dutch Shell PLC, B	United Kingdom	1,390,353	47,099,652
	Suncor Energy Inc.	Canada	475,800	17,467,322
	Total SA	France	332,436	18,365,358

				221,756,266

	Pharmaceuticals 9.8%
	Astellas Pharma Inc.	Japan	1,689,500	21,545,117
	Bayer AG	Germany	198,000	24,706,283
	Merck KGaA	Germany	151,830	16,349,366
	Novartis AG	Switzerland	128,920	10,902,661
	Roche Holding AG	Switzerland	143,560	36,319,126
	Sanofi	France	352,215	30,362,918
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,439,176	27,272,385

				167,457,856

	Professional Services 0.3%
	Capita PLC	United Kingdom	1,051,471	5,692,616

	Semiconductors & Semiconductor Equipment 2.1%
	Infineon Technologies AG	Germany	590,665	16,182,705
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	20,012,691

				36,195,396

	Specialty Retail 1.4%
	Kingfisher PLC	United Kingdom	5,347,092	24,385,251

	Technology Hardware, Storage & Peripherals 5.0%
	Catcher Technology Co. Ltd.	Taiwan	925,000	10,226,852
	Quanta Computer Inc.	Taiwan	5,640,000	11,767,823
	Samsung Electronics Co. Ltd.	South Korea	26,226	62,605,783

				84,600,458

	Trading Companies & Distributors 2.3%
	Posco Daewoo Corp.	South Korea	446,020	7,584,273
	SIG PLC	United Kingdom	5,760,800	13,707,783
	Travis Perkins PLC	United Kingdom	856,731	18,129,757

				39,421,813

TF-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Wireless Telecommunication Services 4.4%
	China Mobile Ltd.	China	1,636,000	$16,594,840
	SoftBank Group Corp.	Japan	565,100	44,732,591
	Vodafone Group PLC, ADR	United Kingdom	434,503	13,860,646

				75,188,077

	Total Common Stocks (Cost $1,308,802,592)			1,675,937,592

	Short Term Investments (Cost $25,636,178) 1.5%
	Money Market Funds 1.5%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	United States	25,636,178	25,636,178

	Total Investments (Cost $1,334,438,770) 99.7%			1,701,573,770
	Other Assets, less Liabilities 0.3%			5,529,192

	Net Assets 100.0%			$1,707,102,962

See Abbreviations on page TF-24.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,308,802,592
Cost - Non-controlled affiliates (Note 3e)	25,636,178

Value - Unaffiliated issuers	$1,675,937,592
Value - Non-controlled affiliates (Note 3e)	25,636,178
Cash	36,696
Receivables:
Capital shares sold	1,324,955
Dividends	6,597,928
European Union tax reclaims	242,486
Other assets	242

Total assets	1,709,776,077

Liabilities:
Payables:
Investment securities purchased	172,738
Capital shares redeemed	272,530
Management fees	1,097,693
Distribution fees	666,412
Reports to shareholders	189,214
Accrued expenses and other liabilities	274,528

Total liabilities	2,673,115

Net assets, at value	$1,707,102,962

Net assets consist of:
Paid-in capital	$1,390,329,317
Undistributed net investment income	35,287,355
Net unrealized appreciation (depreciation)	367,326,047
Accumulated net realized gain (loss)	(85,839,757)

Net assets, at value	$1,707,102,962

Class 1:
Net assets, at value	$152,683,572

Shares outstanding	9,664,596

Net asset value and maximum offering price per share	$15.80

Class 2:
Net assets, at value	$1,394,475,485

Shares outstanding	90,112,305

Net asset value and maximum offering price per share	$15.47

Class 4:
Net assets, at value	$159,943,905

Shares outstanding	10,178,312

Net asset value and maximum offering price per share	$15.71

TF-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$48,865,480
Non-controlled affiliates (Note 3e)	227,545
Interest:
Unaffiliated issuers	35,484
Income from securities loaned (net of fees and rebates)	415,148
Other income (Note 1d)	37,820

Total investment income	49,581,477

Expenses:
Management fees (Note 3a)	13,652,966
Distribution fees: (Note 3c)
Class 2	3,507,898
Class 4	772,639
Custodian fees (Note 4)	213,088
Reports to shareholders	326,095
Professional fees	213,843
Trustees’ fees and expenses	8,087
Other	118,510

Total expenses	18,813,126
Expense reductions (Note 4)	(10,345)
Expenses waived/paid by affiliates (Note 3e)	(240,607)

Net expenses	18,562,174

Net investment income	31,019,303

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(11,945,088)
Foreign currency transactions	1,760,896

Net realized gain (loss)	(10,184,192)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	263,102,043
Translation of other assets and liabilities denominated in foreign currencies	418,855

Net change in unrealized appreciation (depreciation)	263,520,898

Net realized and unrealized gain (loss)	253,336,706

Net increase (decrease) in net assets resulting from operations	$284,356,009

*Foreign taxes withheld on dividends	$5,134,477

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$31,019,303	$44,630,962
Net realized gain (loss)	(10,184,192)	(69,896,957)
Net change in unrealized appreciation (depreciation)	263,520,898	170,488,749

Net increase (decrease) in net assets resulting from operations	284,356,009	145,222,754

Distributions to shareholders from:
Net investment income:
Class 1	(3,928,195)	(4,469,747)
Class 2	(35,708,156)	(28,417,976)
Class 4	(2,623,801)	(8,605,853)
Net realized gains:
Class 1	—	(3,504,221)
Class 2	—	(25,453,391)
Class 4	—	(8,118,929)

Total distributions to shareholders	(42,260,152)	(78,570,117)

Capital share transactions: (Note 2)
Class 1	1,154,617	(85,110,427)
Class 2	(225,298,981)	(66,083,288)
Class 4	(365,347,762)	(4,174,320)

Total capital share transactions	(589,492,126)	(155,368,035)

Net increase (decrease) in net assets	(347,396,269)	(88,715,398)
Net assets:
Beginning of year	2,054,499,231	2,143,214,629

End of year	$1,707,102,962	$2,054,499,231

Undistributed net investment income included in net assets:
End of year	$35,287,355	$44,764,301

TF-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

TF-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the year.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Guarantees and Indemnifications (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	769,055	$11,623,740	398,476	$5,247,673
Shares issued in reinvestment of distributions	267,406	3,928,195	633,861	7,973,968
Shares redeemed	(965,539)	(14,397,318)	(7,350,785)	(98,332,068)

Net increase (decrease)	70,922	$1,154,617	(6,318,448)	$(85,110,427)

Class 2 Shares:
Shares sold	4,540,875	$66,812,334	12,602,852	$163,261,270
Shares issued in reinvestment of distributions	2,478,012	35,708,156	4,365,589	53,871,367
Shares redeemed	(22,468,600)	(327,819,471)	(21,800,082)	(283,215,925)

Net increase (decrease)	(15,449,713)	$(225,298,981)	(4,831,641)	$(66,083,288)

Class 4 Shares:
Shares sold	1,442,499	$21,238,967	4,242,533	$54,403,633
Shares issued in reinvestment of distributions	179,222	2,623,801	1,344,436	16,724,782
Shares redeemed	(26,802,238)	(389,210,530)	(5,754,548)	(75,302,735)

Net increase (decrease)	(25,180,517)	$(365,347,762)	(167,579)	$(4,174,320)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TF-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.771% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	111,135,782	945,752,107	(1,031,251,711)	25,636,178	$25,636,178	$227,545	$—	$—

Annual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2017, these purchase and sale transactions aggregated $0 and $375,044,374, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $79,259,651.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$42,260,152	$41,497,565
Long term capital gain	—	37,072,552

	$42,260,152	$78,570,117

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,347,636,990

Unrealized appreciation	$439,286,616
Unrealized depreciation	(85,349,836)

Net unrealized appreciation (depreciation)	$353,936,780

Distributable earnings - undistributed ordinary income	$40,944,949

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, foreign capital gains tax and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $460,388,826 and $988,021,327, respectively.

TF-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

9. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Aerospace & Defense	$43,297,729	$71,663	$—	$43,369,392
All Other Equity Investments	1,632,568,200	—	—	1,632,568,200
Short Term Investments	25,636,178	—	—	25,636,178

Total Investments in Securities	$1,701,502,107	$71,663	$—	$1,701,573,770

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

TF-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Foreign VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	TF-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TF-26	Annual Report

Templeton Global Bond VIP Fund

This annual report for Templeton Global Bond VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+1.93%	+0.77%	+5.51%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the JPM GGBI produced a +6.83% total return and the Citigroup WGBI posted a +7.49% total return for the same period.1

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TGB-2	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.54% against the US dollar during the year.2

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts and other derivative instruments.

Currency Composition*
12/31/17
% of Total Net Assets
Americas	160.8%
U.S. Dollar	118.2%
Mexican Peso	21.3%
Brazilian Real	13.1%
Argentinian Peso	4.1%
Colombian Peso	4.0%
Peruvian Neuvo Sol	0.1%
Middle East & Africa	3.5%
South African Rand	1.8%
Ghanaian Cedi	1.7%
Australia & New Zealand	-9.7%
New Zealand Dollar	0.0%**
Australian Dollar	-9.7%
Asia Pacific	-14.6%
Indian Rupee	10.9%
Indonesian Rupiah	9.7%
Philippine Peso	1.8%
South Korean Won	-4.4%
Japanese Yen	-32.6%
Europe	-40.0%
Euro	-40.0%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we

2. Source: FactSet.

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive performance was primarily attributable to interest-rate strategies and sovereign credit exposures. Currency positions detracted from absolute return. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute results. However, currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (Indian rupee) contributed to absolute performance.

During the period, the Fund’s relative underperformance was primarily due to currency positions. Sovereign credit exposures and interest-rate strategies modestly contributed to relative return. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance, as did its lack of exposure to the British pound. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (Indian rupee) contributed to relative results. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance, while underweighted duration exposure in the US and Europe detracted.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-4	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$990.40	$3.56	$1,021.63	$3.62	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TGB-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.85	$16.34	$18.56	$19.15	$20.01

Income from investment operations[a]:

Net investment income[b]	0.83	0.62	0.52	0.58	0.64

Net realized and unrealized gains (losses)	(0.46)	(0.10)	(1.22)	(0.16)	(0.30)

Total from investment operations	0.37	0.52	(0.70)	0.42	0.34

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.43)	(1.01)	(0.96)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	(0.05)	(0.01)	(1.52)	(1.01)	(1.20)

Redemption fees	—	—	—	— [c]	— [c]

Net asset value, end of year	$17.17	$16.85	$16.34	$18.56	$19.15

Total return[d]	2.15%	3.21%	(4.10)%	2.12%	1.89%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%	0.53%	0.52%	0.51%	0.51%

Expenses net of waiver and payments by affiliates[e]	0.46%	0.48%	0.52% [f]	0.51%	0.51%

Net investment income	4.81%	3.88%	2.99%	3.08%	3.26%

Supplemental data

Net assets, end of year (000’s)	$286,502	$241,792	$292,802	$323,491	$280,963

Portfolio turnover rate	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.25	$15.80	$17.99	$18.60	$19.47

Income from investment operations[a]:

Net investment income[b]	0.76	0.56	0.46	0.52	0.57

Net realized and unrealized gains (losses)	(0.45)	(0.10)	(1.17)	(0.17)	(0.27)

Total from investment operations	0.31	0.46	(0.71)	0.35	0.30

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.39)	(0.96)	(0.93)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	(0.05)	(0.01)	(1.48)	(0.96)	(1.17)

Redemption fees	—	—	—	—[c]	—[c]

Net asset value, end of year	$16.51	$16.25	$15.80	$17.99	$18.60

Total return[d]	1.93%	2.94%	(4.30)%	1.83%	1.63%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%	0.78%	0.77%	0.76%	0.76%

Expenses net of waiver and payments by affiliates[e]	0.71%	0.73%	0.77%[f]	0.76%	0.76%

Net investment income	4.56%	3.63%	2.74%	2.83%	3.01%

Supplemental data

Net assets, end of year (000’s)	$2,730,081	$2,812,535	$2,971,667	$3,177,638	$2,826,039

Portfolio turnover rate	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.62	$16.18	$18.38	$18.97	$19.82

Income from investment operations[a]:

Net investment income[b]	0.76	0.56	0.46	0.51	0.56

Net realized and unrealized gains (losses)	(0.45)	(0.11)	(1.21)	(0.18)	(0.28)

Total from investment operations	0.31	0.45	(0.75)	0.33	0.28

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.36)	(0.92)	(0.89)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	(0.05)	(0.01)	(1.45)	(0.92)	(1.13)

Redemption fees	—	—	—	— [c]	— [c]

Net asset value, end of year	$16.88	$16.62	$16.18	$18.38	$18.97

Total return[d]	1.76%	2.87%	(4.39)%	1.69%	1.54%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.88%	0.87%	0.86%	0.86%

Expenses net of waiver and payments by affiliates[e]	0.81%	0.83%	0.87% [f]	0.86%	0.86%

Net investment income	4.46%	3.53%	2.64%	2.73%	2.91%

Supplemental data

Net assets, end of year (000’s)	$98,934	$96,798	$103,045	$111,199	$118,145

Portfolio turnover rate	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Templeton Global Bond VIP Fund
		Principal Amount	*	Value
	Foreign Government and Agency Securities 60.1%
	Argentina 3.8%
	Argentine Bonos del Tesoro,
	21.20%, 9/19/18	44,122,000	ARS	$2,301,199
	18.20%, 10/03/21	798,350,000	ARS	44,045,957
	16.00%, 10/17/23	240,805,000	ARS	12,884,313
	senior note, 15.50%, 10/17/26	1,067,286,000	ARS	58,089,267
a	Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22	24,036,000	ARS	1,288,895

				118,609,631

	Brazil 11.1%
	Letra Tesouro Nacional,
	Strip, 1/01/19	38,960	[b] BRL	11,017,032
	Strip, 7/01/19	102,840	[b] BRL	27,929,403
	Strip, 7/01/20	259,441	[b] BRL	63,758,167
	Strip, 7/01/21	24,360	[b] BRL	5,387,204
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	38,520	[b] BRL	11,970,534
	10.00%, 1/01/23	522,145	[b] BRL	159,523,908
	10.00%, 1/01/25	69,029	[b] BRL	20,790,990
	10.00%, 1/01/27	40,733	[b] BRL	12,146,238
	[c] Index Linked, 6.00%, 5/15/19	2,087	[b] BRL	1,998,051
	[c] Index Linked, 6.00%, 8/15/22	18,002	[b] BRL	17,264,338
	[c] Index Linked, 6.00%, 5/15/23	4,510	[b] BRL	4,350,872
	[c] Index Linked, 6.00%, 8/15/24	3,110	[b] BRL	3,007,448
	senior note, 10.00%, 1/01/19	21,390	[b] BRL	6,647,461

				345,791,646

	Colombia 4.0%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	2,386,000,000	COP	845,890
	senior bond, 4.375%, 3/21/23	362,000,000	COP	115,255
	senior bond, 9.85%, 6/28/27	576,000,000	COP	242,044
	Titulos de Tesoreria,
	B, 5.00%, 11/21/18	2,882,000,000	COP	968,968
	B, 7.75%, 9/18/30	140,945,200,000	COP	51,578,995
	B, 7.00%, 6/30/32	5,967,000,000	COP	2,030,197
	senior bond, B, 11.25%, 10/24/18	5,135,000,000	COP	1,811,292
	senior bond, B, 11.00%, 7/24/20	9,167,000,000	COP	3,489,182
	senior bond, B, 7.00%, 5/04/22	10,237,000,000	COP	3,610,144
	senior bond, B, 10.00%, 7/24/24	40,977,000,000	COP	16,556,441
	senior bond, B, 7.50%, 8/26/26	77,594,200,000	COP	27,773,928
	senior bond, B, 6.00%, 4/28/28	42,303,600,000	COP	13,632,648
	senior note, B, 7.00%, 9/11/19	4,056,000,000	COP	1,406,881

				124,061,865

	Ghana 1.7%
	Government of Ghana,
	24.75%, 3/01/21	80,000	GHS	21,091
	24.50%, 6/21/21	80,000	GHS	21,247
	24.75%, 7/19/21	80,000	GHS	21,418
	18.75%, 1/24/22	26,840,000	GHS	6,278,479
	19.75%, 3/25/24	26,840,000	GHS	6,584,978
	19.00%, 11/02/26	80,510,000	GHS	19,652,647
	senior bond, 19.75%, 3/15/32	80,510,000	GHS	19,548,431

Annual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*	Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued) senior note, 21.50%, 3/09/20	520,000 GHS		$124,437

			52,252,728

India 8.5%
Government of India,
senior bond, 7.80%, 5/03/20	270,800,000	INR	4,330,467
senior bond, 8.20%, 2/15/22	500,000,000	INR	8,100,329
senior bond, 8.35%, 5/14/22	212,700,000	INR	3,467,436
senior bond, 8.08%, 8/02/22	1,783,000,000	INR	28,812,599
senior bond, 8.13%, 9/21/22	28,000,000	INR	452,360
senior bond, 9.15%, 11/14/24	2,409,000,000	INR	41,036,772
senior note, 7.28%, 6/03/19	28,000,000	INR	441,498
senior note, 8.27%, 6/09/20	1,222,000,000	INR	19,748,967
senior note, 8.12%, 12/10/20	844,000,000	INR	13,676,660
senior note, 7.80%, 4/11/21	1,980,300,000	INR	31,759,557
senior note, 8.79%, 11/08/21	653,000,000	INR	10,817,154
senior note, 8.15%, 6/11/22	1,621,000,000	INR	26,245,270
senior note, 6.84%, 12/19/22	98,000,000	INR	1,516,025
senior note, 7.16%, 5/20/23	133,700,000	INR	2,092,193
senior note, 8.83%, 11/25/23	2,983,900,000	INR	49,946,672
senior note, 7.68%, 12/15/23	1,376,000,000	INR	22,008,564

			264,452,523

Indonesia 4.7%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	324,406,000,000	IDR	29,129,000
senior bond, FR35, 12.90%, 6/15/22	71,229,000,000	IDR	6,656,963
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000	IDR	512,068
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,416,225
senior bond, FR43, 10.25%, 7/15/22	147,832,000,000	IDR	12,745,646
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000	IDR	392,482
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000	IDR	19,339,186
senior bond, FR47, 10.00%, 2/15/28	12,000,000	IDR	1,104
senior bond, FR52, 10.50%, 8/15/30	6,960,000,000	IDR	666,247
senior bond, FR59, 7.00%, 5/15/27	47,752,000,000	IDR	3,704,366
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000	IDR	18,809,202
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000	IDR	18,845,366
senior bond, FR64, 6.125%, 5/15/28	37,000,000	IDR	2,645
senior bond, FR68, 8.375%, 3/15/34	81,180,000,000	IDR	6,693,949
senior bond, FR70, 8.375%, 3/15/24	136,475,000,000	IDR	11,183,048
senior bond, FR71, 9.00%, 3/15/29	51,222,000,000	IDR	4,472,838
senior bond, FR73, 8.75%, 5/15/31	85,845,000,000	IDR	7,375,991

			144,946,326

Mexico 17.6%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	3,814,000	[d] MXN	19,577,143
senior bond, M, 6.50%, 6/10/21	18,568,200	[d] MXN	91,371,598
senior note, M, 4.75%, 6/14/18	6,801,300	[d] MXN	34,181,181
senior note, M, 5.00%, 12/11/19	18,742,300	[d] MXN	90,901,942
senior note, M 10, 8.50%, 12/13/18	60,159,700	[d] MXN	308,276,201

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount	*	Value
	Foreign Government and Agency Securities (continued)
	Mexico (continued)
e	Mexican Udibonos,
	Index Linked, 4.00%, 6/13/19	459,512	[f] MXN	$2,356,617
	Index Linked, 2.50%, 12/10/20	361,889	[f] MXN	1,792,816

				548,457,498

	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	3,819,536

	Philippines 1.8%
	Government of the Philippines,
	senior note, 5.875%, 1/31/18	81,610,000	PHP	1,634,330
	senior note, 3.375%, 8/20/20	1,102,110,000	PHP	21,629,531
	senior note, 5-72, 2.125%, 5/23/18	686,978,000	PHP	13,697,028
	senior note, 7-51, 5.00%, 8/18/18	64,060,000	PHP	1,292,940
	senior note, 7-56, 3.875%, 11/22/19	813,510,000	PHP	16,238,793

				54,492,622

	South Africa 1.7%
	Government of South Africa,
	8.00%, 1/31/30	141,289,000	ZAR	10,452,912
	7.00%, 2/28/31	100,900,000	ZAR	6,805,156
	8.25%, 3/31/32	181,200,000	ZAR	13,407,312
	8.875%, 2/28/35	79,858,000	ZAR	6,096,592
	8.50%, 1/31/37	42,938,000	ZAR	3,128,664
	R186, 10.50%, 12/21/26	100,497,000	ZAR	9,078,269
	senior bond, 6.25%, 3/31/36	89,397,000	ZAR	5,220,552

				54,189,457

	South Korea 4.3%
	Korea Monetary Stabilization Bond, senior note, 1.72%, 12/02/18	8,710,000,000	KRW	8,152,976
	Korea Treasury Bond,
	senior note, 1.75%, 12/10/18	107,140,000,000	KRW	100,286,051
	senior note, 1.25%, 12/10/19	18,280,000,000	KRW	16,858,668
	senior note, 1.375%, 9/10/21	5,151,300,000	KRW	4,672,899
	senior note, 3.00%, 3/10/23	3,919,000,000	KRW	3,781,119

				133,751,713

g	Supranational 0.3%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24	200,000,000	MXN	9,835,880

	Ukraine 0.5%
h,i,j	Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	29,978,000		16,705,241

	Total Foreign Government and Agency Securities (Cost $1,854,947,987)			1,871,366,666

	Short Term Investments 33.3%
	Foreign Government and Agency Securities 7.8%
	Argentina 0.4%
	Argentine Bonos del Tesoro, 22.75%, 3/05/18	2,617,000	ARS	139,877
	Letras del Banco Central de la Republica Argentina, Strip, 6/21/18 - 7/18/18	214,296,585	ARS	10,143,615

				10,283,492

	Colombia 0.0%†
	Colombian Tes Corto Plazo, Strip, 3/13/18	2,517,000,000	COP	834,769

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount	*	Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	Mexico 3.4%
k	Mexico Treasury Bill, 3/01/18 - 12/06/18	216,821,540	[l] MXN	$106,255,832

	South Korea 4.0%
	Korea Monetary Stabilization Bond,
	k senior note, 1/16/18	37,500,000,000	KRW	35,113,597
	senior note, 1.33%, 10/02/18	35,500,000,000	KRW	33,142,559
	senior note, 1.61%, 10/08/18	60,000,000,000	KRW	56,127,282

				124,383,438

	Total Foreign Government and Agency Securities (Cost $240,590,716)			241,757,531

	U.S. Government and Agency Securities 4.2%
	United States 4.2%
k	U.S. Treasury Bill,
	1/11/18	51,545,000		51,529,891
	1/18/18	79,455,000		79,411,432

	Total U.S. Government and Agency Securities (Cost $130,931,958)			130,941,323

	Total Investments before Money Market Funds (Cost $2,226,470,661)			2,244,065,520

		Shares
	Money Market Funds (Cost $664,514,279) 21.3%
	United States 21.3%
m,n	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	664,514,279		664,514,279

	Total Investments (Cost $2,890,984,940) 93.4%			2,908,579,799
	Other Assets, less Liabilities 6.6%.			206,937,475

	Net Assets 100.0%			$3,115,517,274

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

iNon-income producing.

jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day yield at period end.

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA		Sell	2,643,000	3,123,735		1/08/18	$—	$(49,336)
Euro	JPHQ		Sell	32,859,900	38,856,996		1/08/18	—	(593,179)
Euro	SCNY		Sell	2,400,751	2,837,100		1/08/18	—	(45,138)
Euro	UBSW		Sell	8,311,299	9,825,784		1/08/18	—	(152,402)
Euro	BZWS		Sell	7,003,000	8,281,853		1/10/18	—	(126,707)
Euro	GSCO		Sell	8,105,300	9,556,554		1/10/18	—	(175,546)
Euro	HSBK		Sell	33,800,018	39,973,592		1/10/18	—	(610,368)
Euro	JPHQ		Sell	18,441,000	21,454,075		1/10/18	—	(688,185)
Euro	SCNY		Sell	15,572,000	18,343,816		1/10/18	—	(353,613)
South Korean Won	HSBK		Sell	47,242,119,023	41,831,247		1/10/18	—	(2,438,387)
Euro	JPHQ		Sell	6,147,005	7,267,758		1/11/18	—	(113,467)
Japanese Yen	BZWS		Sell	1,689,110,000	14,967,413		1/11/18	—	(32,037)
Japanese Yen	DBAB		Sell	770,370,000	6,832,550		1/11/18	—	(8,406)
Japanese Yen	GSCO		Sell	329,010,000	2,913,991		1/11/18	—	(7,647)
Japanese Yen	JPHQ		Sell	2,831,950,000	25,110,615		1/11/18	—	(37,358)
Indian Rupee	JPHQ		Buy	82,107,000	1,242,351		1/12/18	42,424	—
Euro	BOFA		Sell	17,769,000	20,931,882		1/16/18	—	(411,580)
Euro	DBAB		Sell	25,440,500	30,117,990		1/16/18	—	(440,192)
Euro	HSBK		Sell	8,692,000	10,353,650		1/16/18	—	(86,858)
Euro	JPHQ		Sell	5,636,000	6,715,649		1/16/18	—	(54,105)
Euro	SCNY		Sell	657,000	773,250		1/16/18	—	(15,914)
Japanese Yen	BZWS		Sell	2,516,120,000	22,220,927		1/16/18	—	(128,060)
Japanese Yen	CITI		Sell	138,680,000	1,224,504		1/16/18	—	(7,296)
Japanese Yen	HSBK		Sell	536,380,000	4,733,739		1/16/18	—	(30,560)
Japanese Yen	JPHQ		Sell	708,450,000	6,298,229		1/16/18	5,548	—
Euro	BOFA		Sell	561,829	670,431		1/17/18	—	(4,460)
Euro	GSCO		Sell	1,789,884	2,120,189		1/17/18	—	(29,889)
Euro	JPHQ		Sell	15,313,111	18,276,719		1/17/18	—	(117,982)
Euro	GSCO		Sell	1,898,500	2,253,026		1/18/18	—	(27,670)
Euro	JPHQ		Sell	32,873,792	39,019,054		1/18/18	—	(472,706)
Euro	MSCO		Sell	15,372,250	18,135,719		1/18/18	—	(331,186)
Euro	UBSW		Sell	599,610	711,299		1/18/18	—	(9,021)
Euro	DBAB		Sell	9,037,398	10,660,333		1/22/18	—	(199,164)
Euro	JPHQ		Sell	14,818,028	17,502,610		1/22/18	—	(302,996)
Euro	UBSW		Sell	11,641,500	13,775,736		1/22/18	—	(212,897)
Japanese Yen	JPHQ		Sell	652,895,000	5,869,722		1/22/18	68,749	—
Japanese Yen	SCNY		Sell	707,660,000	6,382,503		1/22/18	94,944	—
Indian Rupee	DBAB		Buy	491,655,000	7,519,960		1/23/18	166,853	—
Indian Rupee	JPHQ		Buy	358,075,000	5,475,153		1/23/18	123,195	—
Euro	DBAB		Sell	14,940,282	17,710,360		1/24/18	—	(244,415)
Euro	JPHQ		Sell	300,000	356,412		1/24/18	—	(4,119)
Japanese Yen	BZWS		Sell	735,200,000	6,521,026		1/24/18	—	(11,883)
Japanese Yen	DBAB		Sell	858,140,000	7,724,867		1/24/18	99,526	—
Japanese Yen	JPHQ		Sell	7,105,349,700	64,223,489		1/24/18	1,086,111	—
South Korean Won	HSBK		Sell	59,965,000,000	53,049,940		1/24/18	—	(3,156,182)
Japanese Yen	CITI		Sell	913,412,000	8,262,957		1/25/18	146,067	—
Japanese Yen	JPHQ		Sell	1,407,000,000	12,724,798		1/25/18	221,718	—
Euro	GSCO		Sell	4,711,000	5,585,738		1/29/18	—	(77,538)

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Indian Rupee	HSBK		Buy	679,529,000	10,358,674		1/29/18	$260,350	$—
Indonesian Rupiah	HSBK		Buy	424,000,000,000	31,245,394		1/29/18	39,423	—
Japanese Yen	DBAB		Sell	897,860,782	8,102,267		1/29/18	122,004	—
Japanese Yen	JPHQ		Sell	490,100,000	4,434,030		1/29/18	77,980	—
Euro	DBAB		Sell	27,189,556	32,043,164		1/30/18	—	(644,249)
Euro	GSCO		Sell	2,227,000	2,625,254		1/30/18	—	(52,056)
Indian Rupee	JPHQ		Buy	60,607,000	926,996		1/30/18	20,013	—
Japanese Yen	DBAB		Sell	8,368,505,770	74,632,175		1/30/18	248,803	—
Euro	BOFA		Sell	65,140,400	75,973,249		1/31/18	—	(2,343,136)
Euro	BZWS		Sell	44,990,331	53,888,294		1/31/18	—	(202,256)
Euro	CITI		Sell	77,832,770	90,620,694		1/31/18	—	(2,955,353)
Euro	SCNY		Sell	12,300,264	14,677,290		1/31/18	—	(110,955)
Japanese Yen	BZWS		Sell	1,079,470,000	9,776,037		1/31/18	180,743	—
Japanese Yen	HSBK		Sell	1,162,462,488	10,505,761		1/31/18	172,756	—
Indian Rupee	JPHQ		Buy	139,661,000	2,121,863		2/01/18	59,943	—
Euro	GSCO		Sell	21,051,000	24,614,934		2/02/18	—	(696,836)
Euro	HSBK		Sell	25,974,891	30,433,351		2/02/18	—	(798,916)
Euro	JPHQ		Sell	11,263,000	13,180,165		2/02/18	—	(362,491)
Euro	BOFA		Sell	32,701,000	38,271,942		2/05/18	—	(1,054,276)
Euro	DBAB		Sell	4,115,651	4,815,723		2/05/18	—	(133,758)
Euro	BOFA		Sell	11,879,864	13,931,279		2/06/18	—	(356,227)
Euro	DBAB		Sell	12,156,556	14,198,614		2/07/18	—	(422,460)
Indian Rupee	DBAB		Buy	736,704,494	11,199,521		2/08/18	301,004	—
Indian Rupee	HSBK		Buy	240,033,500	3,678,111		2/08/18	68,997	—
Japanese Yen	JPHQ		Sell	1,719,500,000	15,617,408		2/08/18	327,388	—
Japanese Yen	SCNY		Sell	1,720,000,000	15,656,646		2/08/18	362,180	—
Euro	DBAB		Sell	13,483,000	15,692,527		2/09/18	—	(525,681)
Japanese Yen	BZWS		Sell	1,720,220,000	15,584,526		2/09/18	287,408	—
Japanese Yen	CITI		Sell	366,860,000	3,327,951		2/09/18	65,635	—
Japanese Yen	JPHQ		Sell	1,723,960,000	15,713,648		2/09/18	383,271	—
Euro	HSBK		Sell	1,800,000	2,098,575		2/12/18	—	(66,935)
Euro	JPHQ		Sell	6,146,997	7,281,456		2/12/18	—	(113,758)
Japanese Yen	CITI		Sell	751,731,000	6,848,081		2/13/18	162,069	—
Euro	CITI		Sell	37,063,039	43,418,980		2/14/18	—	(1,175,013)
Euro	JPHQ		Sell	8,370,000	9,813,699		2/14/18	—	(257,027)
Japanese Yen	CITI		Sell	493,314,670	4,369,638		2/14/18	—	(18,179)
Japanese Yen	CITI		Sell	689,390,000	6,190,226		2/14/18	58,405	—
Australian Dollar	JPHQ		Sell	50,143,500	38,290,830		2/15/18	—	(829,022)
Euro	DBAB		Sell	5,008,730	5,874,349		2/15/18	—	(152,451)
Indian Rupee	JPHQ		Buy	378,455,000	5,808,088		2/15/18	95,586	—
Japanese Yen	CITI		Sell	683,420,000	6,304,322		2/15/18	225,324	—
Japanese Yen	JPHQ		Sell	2,553,380,000	23,638,249		2/15/18	926,021	—
Euro	BOFA		Sell	10,503,638	12,414,722		2/16/18	—	(224,568)
Japanese Yen	GSCO		Sell	1,205,250,280	11,115,571		2/16/18	394,423	—
Japanese Yen	HSBK		Sell	1,035,240,000	9,301,348		2/16/18	92,504	—
Japanese Yen	JPHQ		Sell	353,873,000	3,171,900		2/16/18	24,068	—
Euro	GSCO		Sell	3,692,733	4,379,449		2/20/18	—	(65,083)
Euro	JPHQ		Sell	14,818,028	17,532,394		2/20/18	—	(302,420)
Euro	SCNY		Sell	4,975,000	5,906,743		2/20/18	—	(81,112)

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	UBSW		Sell	3,245,000	3,854,736		2/20/18	$—	$(50,911)
Japanese Yen	DBAB		Sell	838,612,000	7,651,220		2/20/18	190,096	—
South Korean Won	CITI		Sell	19,797,000,000	17,707,753		2/20/18	—	(854,284)
Australian Dollar	CITI		Sell	13,307,000	9,828,949		2/22/18	—	(552,318)
Euro	BOFA		Sell	7,066,000	8,351,411		2/22/18	—	(154,080)
Euro	DBAB		Sell	3,887,000	4,592,957		2/22/18	—	(85,906)
Euro	HSBK		Sell	19,488,000	23,112,768		2/22/18	—	(345,345)
Euro	JPHQ		Sell	28,236,000	33,371,846		2/22/18	—	(616,417)
Euro	UBSW		Sell	678,250	802,838		2/22/18	—	(13,586)
Japanese Yen	HSBK		Sell	1,621,372,000	14,902,316		2/22/18	475,668	—
Japanese Yen	JPHQ		Sell	1,135,828,000	10,485,663		2/22/18	379,290	—
Euro	JPHQ		Sell	4,730,771	5,577,390		2/26/18	—	(118,387)
Japanese Yen	DBAB		Sell	371,821,000	3,432,299		2/26/18	123,307	—
Japanese Yen	HSBK		Sell	1,131,678,000	10,236,798		2/27/18	165,056	—
South Korean Won	HSBK		Sell	35,277,000,000	32,008,892		2/27/18	—	(1,070,015)
Euro	BOFA		Sell	2,680,925	3,207,459		2/28/18	—	(20,726)
Euro	DBAB		Sell	2,368,470	2,829,137		2/28/18	—	(22,810)
Euro	GSCO		Sell	2,227,000	2,670,730		2/28/18	—	(10,869)
Euro	SCNY		Sell	12,544,218	14,992,850		2/28/18	—	(112,029)
Japanese Yen	BZWS		Sell	1,920,010,000	17,801,738		2/28/18	712,900	—
Japanese Yen	DBAB		Sell	685,950,000	6,340,997		2/28/18	235,774	—
Japanese Yen	JPHQ		Sell	2,260,398,000	20,814,743		2/28/18	696,319	—
Euro	BOFA		Sell	2,694,506	3,205,034		3/01/18	—	(39,718)
Japanese Yen	DBAB		Sell	229,660,000	2,101,824		3/01/18	57,632	—
Japanese Yen	HSBK		Sell	1,247,125,000	11,419,513		3/01/18	318,915	—
Euro	GSCO		Sell	26,074,100	31,148,692		3/05/18	—	(258,334)
Japanese Yen	JPHQ		Sell	848,300,000	7,604,764		3/05/18	52,186	—
South Korean Won	HSBK		Sell	42,561,000,000	39,397,390		3/05/18	—	(513,526)
Euro	UBSW		Sell	6,231,299	7,417,240		3/06/18	—	(89,042)
Japanese Yen	HSBK		Sell	400,800,000	3,571,238		3/06/18	2,613	—
Euro	BOFA		Sell	11,879,864	14,124,564		3/07/18	—	(186,980)
Euro	GSCO		Sell	2,045,000	2,433,499		3/07/18	—	(30,091)
South Korean Won	GSCO		Sell	44,346,000,000	39,478,323		3/07/18	—	(2,107,098)
Euro	JPHQ		Sell	6,146,997	7,293,351		3/12/18	—	(114,325)
Australian Dollar	CITI		Sell	58,003,000	43,076,218		3/13/18	—	(2,170,645)
Australian Dollar	JPHQ		Sell	86,973,000	64,360,020		3/13/18	—	(3,485,702)
Euro	DBAB		Sell	25,440,500	30,215,936		3/13/18	—	(444,151)
Japanese Yen	DBAB		Sell	595,700,000	5,519,216		3/13/18	212,911	—
Indian Rupee	DBAB		Buy	258,123,000	3,971,429		3/14/18	43,863	—
South Korean Won	DBAB		Sell	13,919,000,000	12,792,023		3/14/18	—	(261,221)
Euro	JPHQ		Sell	14,818,028	17,529,801		3/15/18	—	(330,786)
Euro	BOFA		Sell	10,503,638	12,416,350		3/16/18	—	(244,820)
Euro	GSCO		Sell	1,789,884	2,123,983		3/19/18	—	(33,986)
Euro	MSCO		Sell	15,372,250	18,199,361		3/19/18	—	(334,161)
Indian Rupee	CITI		Buy	69,318,000	1,063,323		3/19/18	14,411	—
Japanese Yen	BZWS		Sell	981,707,504	8,955,845		3/19/18	207,801	—
Japanese Yen	CITI		Sell	286,112,008	2,599,246		3/20/18	49,527	—
South Korean Won	CITI		Sell	5,895,000,000	5,214,737		3/20/18	—	(313,855)
South Korean Won	HSBK		Sell	7,007,000,000	6,198,691		3/20/18	—	(372,785)

Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB		Sell	725,287,000	6,565,228		3/22/18	$100,938	$—
Japanese Yen	CITI		Sell	1,866,452,000	16,883,711		3/23/18	247,471	—
Japanese Yen	BZWS		Sell	983,714,840	8,909,008		3/26/18	139,207	—
Japanese Yen	JPHQ		Sell	285,510,329	2,618,244		3/26/18	72,924	—
Japanese Yen	MSCO		Sell	575,230,000	5,207,586		3/26/18	79,421	—
South Korean Won	HSBK		Sell	23,174,880,977	20,545,107		3/27/18	—	(1,190,513)
Japanese Yen	JPHQ		Sell	172,207,000	1,536,863		3/30/18	1,256	—
Brazilian Real	CITI		Buy	206,375,000	53,420,739	EUR	4/03/18	—	(2,804,513)
Japanese Yen	JPHQ		Sell	2,831,950,000	25,361,920		4/06/18	98,043	—
Japanese Yen	SCNY		Sell	415,980,000	3,729,090		4/10/18	17,220	—
Japanese Yen	BZWS		Sell	1,712,605,900	15,348,971		4/11/18	66,125	—
Japanese Yen	HSBK		Sell	2,816,800,000	25,217,547		4/11/18	81,163	—
Japanese Yen	CITI		Sell	261,800,000	2,410,348		4/13/18	73,829	—
Japanese Yen	DBAB		Sell	1,406,600,000	12,955,816		4/13/18	402,156	—
Japanese Yen	BOFA		Sell	700,840,000	6,454,774		4/18/18	197,991	—
South Korean Won	HSBK		Sell	5,991,000,000	5,243,764		4/18/18	—	(376,897)
Japanese Yen	JPHQ		Sell	1,886,055,000	16,857,989		4/20/18	18,087	—
Japanese Yen	JPHQ		Sell	917,650,000	8,567,961		4/23/18	373,096	—
Indian Rupee	DBAB		Buy	79,271,000	1,196,995		4/25/18	30,604	—
Indian Rupee	DBAB		Buy	838,950,988	12,659,589		4/27/18	329,681	—
Japanese Yen	GSCO		Sell	944,420,000	8,369,327		4/27/18	—	(66,660)
South Korean Won	HSBK		Sell	15,755,000,000	13,995,736		4/30/18	—	(787,943)
Indonesian Rupiah	JPHQ		Buy	1,721,000,000,000	123,991,354		5/03/18	1,963,123	—
Japanese Yen	CITI		Sell	341,992,119	3,022,801		5/09/18	—	(34,267)
Japanese Yen	CITI		Sell	493,314,665	4,392,105		5/14/18	—	(18,982)
Japanese Yen	JPHQ		Sell	335,950,000	2,994,474		5/14/18	—	(9,501)
Australian Dollar	JPHQ		Sell	50,143,500	38,272,277		5/15/18	—	(838,983)
Japanese Yen	GSCO		Sell	490,555,000	4,367,944		5/15/18	—	(18,736)
Japanese Yen	HSBK		Sell	413,563,000	3,697,479		5/15/18	—	(716)
Japanese Yen	SCNY		Sell	366,681,000	3,274,551		5/15/18	—	(4,412)
South Korean Won	CITI		Sell	11,823,000,000	10,619,779		5/15/18	—	(476,744)
Indian Rupee	HSBK		Buy	402,232,000	6,021,248		5/16/18	193,613	—
Japanese Yen	CITI		Sell	366,680,000	3,263,410		5/16/18	—	(15,745)
Japanese Yen	JPHQ		Sell	355,193,000	3,163,711		5/16/18	—	(12,717)
Japanese Yen	SCNY		Sell	340,600,700	3,030,174		5/16/18	—	(15,758)
South Korean Won	HSBK		Sell	75,818,000,000	67,830,910		5/17/18	—	(3,330,449)
Japanese Yen	BOFA		Sell	1,105,661,700	9,924,259		5/18/18	35,312	—
Japanese Yen	CITI		Sell	1,599,298,500	14,346,508		5/18/18	42,515	—
South Korean Won	DBAB		Sell	13,920,000,000	12,530,381		5/18/18	—	(534,862)
Japanese Yen	BOFA		Sell	1,102,846,375	10,045,282		5/21/18	179,706	—
Japanese Yen	CITI		Sell	1,599,308,500	14,295,751		5/21/18	—	(10,955)
Japanese Yen	DBAB		Sell	796,770,000	7,129,295		5/21/18	1,743	—
Japanese Yen	HSBK		Sell	1,106,730,400	10,102,514		5/21/18	202,194	—
Japanese Yen	BOFA		Sell	1,105,842,500	10,134,187		5/22/18	241,205	—
Japanese Yen	CITI		Sell	376,247,000	3,384,374		5/22/18	18,430	—
Japanese Yen	JPHQ		Sell	715,709,000	6,559,067		5/22/18	156,260	—
Japanese Yen	SCNY		Sell	937,086,000	8,427,881		5/24/18	43,587	—
Japanese Yen	BOFA		Sell	1,085,075,000	9,936,584		5/25/18	227,610	—
Japanese Yen	HSBK		Sell	207,909,000	1,871,031		5/29/18	10,259	—

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	GSCO		Sell	127,700,540	96,596,519		6/05/18	$—	$(3,005,724)
Japanese Yen	CITI		Sell	1,370,500,000	12,339,399		6/08/18	66,008	—
Japanese Yen	HSBK		Sell	1,026,200,000	9,202,143		6/11/18	10,413	—
Japanese Yen	CITI		Sell	2,595,800,000	23,119,194		6/12/18	—	(132,953)
Japanese Yen	CITI		Sell	310,702,000	2,769,674		6/13/18	—	(13,642)
Japanese Yen	HSBK		Sell	1,798,900,000	16,034,406		6/13/18	—	(80,414)
Japanese Yen	JPHQ		Sell	1,666,680,000	14,858,055		6/13/18	—	(72,318)
Japanese Yen	JPHQ		Sell	702,800,000	6,277,803		6/15/18	—	(18,758)
Japanese Yen	HSBK		Sell	1,455,540,000	13,558,826		6/18/18	515,886	—
Japanese Yen	MSCO		Sell	300,000,000	2,681,876		6/18/18	—	(6,393)
Japanese Yen	DBAB		Sell	1,453,310,000	13,399,996		6/19/18	376,241	—
Japanese Yen	CITI		Sell	1,086,780,000	9,949,464		6/20/18	209,751	—
Japanese Yen	DBAB		Sell	1,455,820,000	13,275,761		6/22/18	227,116	—
Japanese Yen	CITI		Sell	493,314,665	4,417,414		8/14/18	—	(19,559)
Japanese Yen	HSBK		Sell	1,026,200,000	9,257,472		9/11/18	10,553	—

Total Forward Exchange Contracts								$18,010,439	$(55,010,690)

Net unrealized appreciation (depreciation)									$(37,000,251)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.558%	Semi-Annual		3/04/21	$3,240,000	$(172,693)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual		10/04/23	13,090,000	(407,066)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual		10/04/23	13,090,000	(421,902)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual		10/07/23	13,090,000	(396,961)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.731%	Semi-Annual		7/07/24	34,000,000	(1,258,372)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual		1/22/25	114,670,000	2,290,423
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual		1/23/25	143,340,000	2,309,067
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual		1/27/25	84,590,000	1,345,775
Receive Floating 3-month USD LIBOR	Quarterly

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Pay Fixed 1.937%	Semi-Annual		1/29/25	$21,150,000	$389,976
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual		1/30/25	17,910,000	324,262
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual		2/03/25	28,210,000	761,758
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.349%	Semi-Annual		2/25/41	7,460,000	(2,558,771)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.320%	Semi-Annual		2/28/41	5,600,000	(1,886,237)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.299%	Semi-Annual		3/01/41	1,870,000	(623,388)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual		10/04/43	6,370,000	(1,448,812)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual		10/04/43	6,370,000	(1,472,387)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual		10/07/43	6,370,000	(1,455,377)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual		11/18/46	122,400,000	4,088,929
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual		4/13/47	72,700,000	(151,507)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual		7/27/47	36,700,000	(710,840)

Total Centrally Cleared Swap Contracts					$(1,454,123)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.523%	Semi-Annual	DBAB	3/28/21	$14,630,000	$(750,940)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.347%	Semi-Annual	CITI	2/25/41	7,460,000	(2,555,107)

Total OTC Swap Contracts					$(3,306,047)

Total Interest Rate Swap Contracts					$(4,760,170)

See Note 9 regarding other derivative information.

See Abbreviations on page TGB-33.

TGB-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,226,470,661
Cost - Non-controlled affiliates (Note 3e)	664,514,279

Value - Unaffiliated issuers	$2,244,065,520
Value - Non-controlled affiliates (Note 3e)	664,514,279
Cash	2,269,000
Restricted cash for OTC derivative contracts (Note 1d)	1,729,000
Foreign currency, at value (cost $1,565,582)	1,572,534
Receivables:
Investment securities sold	139,787,013
Capital shares sold	1,380,599
Interest	30,564,366
Deposits with brokers for:
OTC derivative contracts	32,490,000
Centrally cleared swap contracts	49,424,066
Unrealized appreciation on OTC forward exchange contracts	18,010,439
Other assets	1,240

Total assets	3,185,808,056

Liabilities:
Payables:
Capital shares redeemed	1,963,760
Management fees	1,022,058
Distribution fees	1,213,990
Variation margin on centrally cleared swap contracts	1,346,893
Deposits from brokers for:
OTC derivative contracts	1,729,000
Unrealized depreciation on OTC forward exchange contracts	55,010,690
Unrealized depreciation on OTC swap contracts	3,306,047
Deferred tax.	3,249,504
Accrued expenses and other liabilities.	1,448,840

Total liabilities	70,290,782

Net assets, at value	$3,115,517,274

Net assets consist of:
Paid-in capital	$3,153,176,935
Accumulated net investment loss	(7,265,628)
Net unrealized appreciation (depreciation)	(27,119,763)
Accumulated net realized gain (loss)	(3,274,270)

Net assets, at value	$3,115,517,274

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$286,502,241

Shares outstanding	16,690,251

Net asset value and maximum offering price per share	$17.17

Class 2:
Net assets, at value	$2,730,080,907

Shares outstanding	165,373,215

Net asset value and maximum offering price per share	$16.51

Class 4:
Net assets, at value	$98,934,126

Shares outstanding	5,862,680

Net asset value and maximum offering price per share	$16.88

TGB-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Global Bond VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Non-controlled affiliates (Note 3e)	$3,302,872
Interest: (net of foreign taxes)~
Unaffiliated issuers	162,896,234

Total investment income	166,199,106

Expenses:
Management fees (Note 3a)	14,451,488
Distribution fees: (Note 3c)
Class 2	6,994,783
Class 4	344,609
Custodian fees (Note 4)	1,522,685
Reports to shareholders	289,240
Professional fees	141,800
Trustees’ fees and expenses	13,487
Other	356,249

Total expenses	24,114,341
Expense reductions (Note 4)	(141,945)
Expenses waived/paid by affiliates (Note 3e)	(2,231,184)

Net expenses	21,741,212

Net investment income.	144,457,894

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(37,544,209)
Foreign currency transactions.	(862,682)
Forward exchange contracts.	(38,241,460)
Swap contracts	(7,792,863)

Net realized gain (loss)	(84,441,214)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	163,324,450
Translation of other assets and liabilities denominated in foreign currencies	490,094
Forward exchange contracts.	(162,154,453)
Swap contracts	250,657
Change in deferred taxes on unrealized appreciation.	(591,978)

Net change in unrealized appreciation (depreciation)	1,318,770

Net realized and unrealized gain (loss)	(83,122,444)

Net increase (decrease) in net assets resulting from operations	$61,335,450

*Foreign taxes withheld on dividends	$7
~Foreign taxes withheld on interest	$4,965,980
#Net of foreign taxes	$286,625

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$144,457,894	$116,633,475
Net realized gain (loss)	(84,441,214)	(287,949,944)
Net change in unrealized appreciation (depreciation)	1,318,770	258,515,773

Net increase (decrease) in net assets resulting from operations	61,335,450	87,199,304

Distributions to shareholders from:
Net realized gains:
Class 1	(806,829)	(230,624)
Class 2	(8,999,053)	(2,445,769)
Class 4	(307,109)	(81,295)

Total distributions to shareholders	(10,112,991)	(2,757,688)

Capital share transactions: (Note 2)
Class 1	40,791,975	(58,117,212)
Class 2	(128,337,512)	(233,957,681)
Class 4	715,746	(8,756,905)

Total capital share transactions	(86,829,791)	(300,831,798)

Net increase (decrease) in net assets	(35,607,332)	(216,390,182)
Net assets:
Beginning of year	3,151,124,606	3,367,514,788

End of year	$3,115,517,274	$3,151,124,606

Accumulated net investment loss included in net assets:
End of year	$(7,265,628)	$(170,378,447)

TGB-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with

TGB-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	4,567,479	$79,103,441	2,249,431	$36,190,152
Shares issued in reinvestment of distributions	46,290	806,829	14,671	230,624
Shares redeemed	(2,272,230)	(39,118,295)	(5,831,060)	(94,537,988)

Net increase (decrease)	2,341,539	$40,791,975	(3,566,958)	$(58,117,212)

Class 2 Shares:
Shares sold	10,419,624	$173,987,516	12,422,365	$192,901,752
Shares issued in reinvestment of distributions	535,977	8,999,053	161,118	2,445,769
Shares redeemed	(18,675,809)	(311,324,081)	(27,589,750)	(429,305,202)

Net increase (decrease)	(7,720,208)	$(128,337,512)	(15,006,267)	$(233,957,681)

Class 4 Shares:
Shares sold	1,027,651	$17,546,285	793,050	$12,575,365
Shares issued in reinvestment of distributions	17,886	307,109	5,231	81,295
Shares redeemed	(1,005,305)	(17,137,648)	(1,344,557)	(21,413,565)

Net increase (decrease)	40,232	$715,746	(546,276)	$(8,756,905)

TGB-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	436,780,215	983,120,684	(755,386,620)	664,514,279	$664,514,279	$3,302,879	$—	$—

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2017, these purchase and sale transactions aggregated $- and $8,246,196 respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards were as follows:

Templeton Global Bond VIP Fund
Capital loss carryforwards not subject to expiration:
Short term	$2,981,110
Long term	294,319

Total capital loss carryforwards	$3,275,429

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Long term capital gain	$10,104,459	$2,757,688

TGB-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,901,580,071

Unrealized appreciation	$188,593,995
Unrealized depreciation	(219,327,805)

Net unrealized appreciation (depreciation)	$(30,733,810)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $845,917,023 and $1,311,452,669 respectively.

7. Credit Risk

At December 31, 2017, the Fund had 20.6% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$11,510,190	[a]	Variation margin on centrally cleared swap contracts	$12,964,313	[a]
				Unrealized depreciation on OTC swap contracts	3,306,047
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	18,010,439		Unrealized depreciation on OTC forward exchange contracts	55,010,690
Value recovery instruments	Investments in securities, at value	16,705,241	[b]

Totals		$46,225,870			$71,281,050

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(7,792,863)	Swap contracts	$250,657
Foreign exchange contracts	Forward exchange contracts	(38,241,460)	Forward exchange contracts	(162,154,453)
Value recovery instruments	Investments	—	Investments	7,561,632 [a]

Totals		$(46,034,323)		$(154,342,164)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $830,981,538. The average month end contract value and fair value of forward exchange contracts and VRI, was $3,367,244,937 and $13,040,195, respectively.

See Note 1(e) regarding derivative financial instruments.

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets	[a]	Liabilities	[a]
Derivatives
Forward exchange contracts	$18,010,439		$55,010,690
Swap Contracts	—		3,306,047

Total	$18,010,439		$58,316,737

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$881,824	$(881,824)	$—	$—	$—
BZWS	1,594,184	(500,943)	—	(1,093,241)	—
CITI	1,379,442	(1,379,442)	—	—	—
DBAB	3,270,252	(3,270,252)	—	—	—
GSCO	394,423	(394,423)	—	—	—
HSBK	2,620,363	(2,620,363)	—	—	—
JPHQ	7,272,599	(7,272,599)	—	—	—
MSCO	79,421	(79,421)	—	—	—
SCNY	517,931	(517,931)	—	—	—
UBSW	—	—	—	—	—

Total	$18,010,439	$(16,917,198)	$—	$(1,093,241)	$—

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$5,089,907	$(881,824)	$—	$(3,150,000)	$1,058,083
BZWS	500,943	(500,943)	—	—	—
CITI	14,129,410	(1,379,442)	—	(10,910,000)	1,839,968
DBAB	4,870,666	(3,270,252)	—	(540,000)	1,060,414
GSCO	6,663,763	(394,423)	—	(5,600,000)	669,340
HSBK	15,256,809	(2,620,363)	—	(10,890,000)	1,746,446
JPHQ	9,866,709	(7,272,599)	—	(850,000)	1,744,110
MSCO	671,740	(79,421)	—	(290,000)	302,319
SCNY.	738,931	(517,931)	—	—	221,000
UBSW	527,859	—	—	(260,000)	267,859

Total	$58,316,737	$(16,917,198)	$—	$(32,490,000)	$8,909,539

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-35.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$1,871,366,666	$—	$1,871,366,666
Short Term Investments	795,455,602	241,757,531	—	1,037,213,133

Total Investments in Securities	$795,455,602	$2,113,124,197	$—	$2,908,579,799

Other Financial Instruments:
Forward Exchange Contracts	$—	$18,010,439	$—	$18,010,439
Swap Contracts.	—	11,510,190	—	11,510,190

Total Other Financial Instruments	$—	$29,520,629	$—	$29,520,629

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$55,010,690	$—	$55,010,690
Swap Contracts.	—	16,270,360	—	16,270,360

Total Other Financial Instruments	$—	$71,281,050	$—	$71,281,050

aFor detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	ARS	Auction Rate Security

BZWS	Barclays Bank PLC	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS

CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note

DBAB	Deutsche Bank AG	EUR	Euro	GDP	Gross Domestic Product

GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate

HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	VRI	Value Recovery Instrument

JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee

MSCO	Morgan Stanley	KRW	South Korean Won

SCNY	Standard Chartered Bank	MXN	Mexican Peso

UBSW	UBS AG	PEN	Peruvian Nuevo Sol

		PHP	Philippine Peso

		USD	United States Dollar

		ZAR	South African Rand

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Global Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TGB-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $10,104,459 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TGB-35

This page intentionally left blank.

Templeton Growth VIP Fund

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2017.

Class 2 Performance Summary as of December 31, 2017

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/17	1-Year	5-Year	10-Year
Average Annual Total Return	+18.50%	+9.08%	+3.51%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/08–12/31/17)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI ACWI, returned +24.62% for the period under review.1

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI ACWI.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president,

Geographic Composition

Based on Total Net Assets as of 12/31/17

encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TG-2	Annual Report

TEMPLETON GROWTH VIP FUND

sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, rose substantially during the period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and focused instead on global growth and on fiscal stimulus that could potentially contribute to corporate earnings. Economic and corporate fundamentals supported the rally. For 2017, for the first time in a decade, all countries tracked by the Organisation for Economic Co-operation and Development are projected to post positive economic growth, while business confidence in many major economies neared or exceeded pre-financial crisis highs. The headline risks unnerving investors at the beginning of 2017—from a potential US political crisis to a Fed policy mistake, to a populist uprising in Europe or nuclear conflict on the Korean peninsula—largely failed to materialize.

Continued market strength belied a transition in leadership in 2017. For the most part, these were shifts for which the Fund was well positioned. Perhaps the most significant change was the underperformance of the US relative to international markets. Our preference for cheaper, earlier-cycle international markets over the more mature and expensive US market has long been articulated, and the Fund benefited from an underweighted positioning during the first instance of US underperformance in eight years. A big pullback in the US dollar accompanied US underperformance as many investors sold the dollar at the onset of rate hike news and attempted to price the impact of deficit-enhancing fiscal stimulus. Soft-dollar proxies responded in-kind, with emerging market stocks, as measured by the MSCI EM Index, posting their best year since 2009. Industrial commodities rode the same tailwinds as emerging markets, climbing to multi-year highs. The crude oil price recovery in the second half of 2017 affirmed our conviction to remain overweighted in the energy sector despite supply concerns that battered crude oil in the first half of the period.4 As expected, China remained stable in anticipation of President Xi Jinping’s momentous power consolidation in November, while in Japan and South Korea, anticipated improvements in corporate profitability and governance continued to materialize, albeit slowly. Our decision to stay the course in Europe, where we have believed that political risks were overstated and economic conditions were improving, was rewarded by the biggest annual gain for continental stocks (in US dollar terms) in nearly a decade.

Yet, despite these positive developments and posting double-digit percentage absolute gains, the Fund underperformed its benchmark, the MSCI ACWI. Although the Fund benefited from positioning in certain sectors and regions, overall positioning hurt relative results as we faced a bottom-up headwind at the stock level. This headwind has been

3. Please see Index Descriptions following the Fund Summaries.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

Annual Report	TG-3

TEMPLETON GROWTH VIP FUND

exacerbated recently by the continued underperformance of value versus growth. After outperforming growth in 2016, value lagged growth in 2017, with global growth outperforming global value in the past 10 years.

From a sector standpoint, health care was the most significant relative detractor, pressured largely by stock selection and stock-specific weakness.5 Israel-based generic drugmaker Teva Pharmaceutical Industries was a major detractor, declining after management lowered earnings guidance, which raised investor concerns about the firm’s debt profile. Our analysis indicates that Teva does not have a liquidity problem and should be able to address balance sheet issues, cut costs and deliver on a more conservative outlook. Encouragingly, the stock began to recover toward the end of 2017 after a seasoned chief executive officer joined the firm and announced a restructuring plan aimed at significantly reducing costs. In addition, US biotechnology firm Allergan declined due to concerns about generic competition. Despite the market’s excessive focus on product-specific headwinds, Allergan as a whole has one of the industry’s most durable drug portfolios when it comes to exclusivity and patent protection, according to our analysis. Additionally, we feel the company has an industry-leading research and development (R&D) pipeline which, in conjunction with its base businesses, should continue to drive strong earnings and free cash flow growth over our investment horizon.

More broadly, concerns about generic competition, regulatory scrutiny and a consolidating payor sector all took their toll on health care stocks in 2017. Yet, we believe pricing pressures and generic competition are best addressed through innovation, and innovation is fueled by R&D, which has doubled in the pharmaceuticals industry in the past 30 years. Furthermore, despite the political controversy surrounding drug pricing, prescription drug costs account for less than 15% of health care spending in the US and the EU. Given the efficacy of prescription drugs and their ability to reduce costs elsewhere in the health care system, we believe they likely represent good value for the money. The sector is not often cheap based on free cash flow multiples, and we are finding the best values among innovative firms that in our analysis are capable of commanding pricing power and are consistently generating cash flow by successfully addressing unmet medical needs. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep

Top 10 Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.5%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.4%
KB Financial Group Inc. Banks, South Korea	2.4%
Citigroup Inc. Banks, US	2.3%
Oracle Corp. Software, US	2.2%
Twenty-First Century Fox Inc. Media, US	2.0%
BP PLC Oil, Gas & Consumable Fuels, UK	2.0%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	1.9%
Standard Chartered PLC Banks, UK	1.9%
Amgen Inc. Biotechnology, US	1.8%

value territory, but we believe select biotechnology and pharmaceuticals firms offer such a proposition.

Stock selection in the underweighted consumer discretionary sector also negatively impacted the Fund’s relative performance.6 Shares of Luxembourg-based satellite and network services provider SES weighed on the sector, declining after management delivered a second consecutive quarter of disappointing earnings results. The adverse newsflow has cast doubts on management’s credibility and led to a stock price decline and a much lower price-to-book valuation multiple compared to the company’s industry peers. Our analysis implies that the stock is now trading at replacement cost for a business with very high barriers to entry and valuable orbital satellite slots that cannot be replicated. Additionally, the company’s high single-digit dividend and free cash flow yields, as well as a contract backlog equivalent to four years of revenue, lead us to believe the stock remains undervalued.

Turning to contributors, stock selection in the financials sector led the Fund’s overweighted financials holdings overall to outperform the index’s financials components, with South

5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

6. The consumer discretionary sector comprises automobiles, household durables, media, multiline retail and specialty retail in the SOI.

TG-4	Annual Report

TEMPLETON GROWTH VIP FUND

Korean lender KB Financial Group and French lender Credit Agricole finishing 2017 among the Fund’s top relative contributors.7 The European banking sector in general continues to make encouraging progress. Earnings revisions have returned to a positive trajectory, regulatory capital has been largely rebuilt and the bulk of post-crisis re-regulation efforts are now complete. As economic data have improved and political risks have receded, credit demand has increased. With the bulk of recovery behind it, we believe sector performance will now be more dependent on factors outside management’s control, such as the trajectory of interest rates and credit demand. To this end, in our assessment, value opportunities in European banks have become somewhat more selective recently. In Asia, prospects for improving corporate governance and political stability have combined with rising interest rates and genuine economic growth to benefit the regional banking sector. In the US, we have pared some holdings as we believe expectations for rising rates have largely been incorporated into valuations; nevertheless, in our analysis, select opportunities in well-managed banks and consumer finance firms persist.

Stock selection also drove the outperformance relative to the benchmark of the Fund’s industrials holdings, led by US truck manufacturer Navistar International (not part of the index) and German airline Deutsche Lufthansa (not held at period-end).8 Navistar’s shares surged to the highest level in five years as the combination of an improving North American heavy-truck market and the company’s cost-reduction initiatives raised market expectations for higher sales and profits. In addition to the ongoing operational turnaround, its stock also continued to benefit from the strategic stake of Volkswagen (VW; not a Fund holding) in the company. We believe the deal will allow Navistar to realize immediate purchasing synergies, receive access to VW’s drivetrain technology in 2019 and be able to spread the costs of R&D and capital expenditures over a larger production base, potentially generating a large sum annually in operational synergies. Looking ahead, we see a reasonable likelihood that Navistar could become either a full VW subsidiary, or, if not, continue to benefit from the alliance, as well as from ongoing restructuring initiatives and a cyclical truck market recovery, eventually ending up as a lean and profitable standalone company. Meanwhile, Lufthansa rebounded as the insolvency of Germany’s number two airline, Air Berlin (not a Fund holding), was viewed by many investors as an opportunity for Lufthansa to consolidate its market share and improve its competitive positioning. We closed the Fund’s position in Lufthansa to realize profits amid renewed strength as the stock approached full valuation, based on our analysis.

From a regional standpoint, stock selection and an overweighting in Asia contributed to relative performance, while stock selection offset the benefits of an underweighting in North America and an overweighting in Europe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

We remain constructive on the Fund’s positioning and outlook despite recent challenges. We believe value’s headwinds stem largely from unconventional monetary policies, which, since the global financial crisis, has depressed interest rates and sent investors out the risk curve in search of growth and yield. We believe these policies are unsustainable for three reasons. First, they increase social inequality, which has political consequences; second, they inflate asset prices, which creates stability risks; and third, rising inflationary pressures and falling unemployment rates give data-dependent central bankers reasons to begin reversing such policies. As policies transition, we believe the mature cycle will eventually change, as it always has, and with it the conditions unfavorable to value. We would not want to own the leaders of the last cycle during this transition: the growth stocks and bond proxies trading at expensive valuations. However, the stocks left behind—those of companies whose long-term fundamentals have been overlooked and undervalued by a short-term focused market—appear to us well positioned over a long-term investment horizon we believe is likely to include a turning point in this mature cycle.

7. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

8. The industrials sector comprises aerospace and defense, air freight and logistics, industrial conglomerates and machinery in the SOI.

Annual Report	TG-5

TEMPLETON GROWTH VIP FUND

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TG-6	Annual Report

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Fund-Level Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,068.20	$5.63	$1,019.76	$5.50	1.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.93	$13.54	$14.85	$15.47	$12.16

Income from investment operations[a]:

Net investment income[b]	0.29	0.26	0.28	0.38[c]	0.22

Net realized and unrealized gains (losses)	2.30	0.96	(1.17)	(0.75)	3.49

Total from investment operations	2.59	1.22	(0.89)	(0.37)	3.71

Less distributions from:

Net investment income	(0.28)	(0.31)	(0.42)	(0.25)	(0.40)

Net realized gains	—	(0.52)	—	—	—

Total distributions	(0.28)	(0.83)	(0.42)	(0.25)	(0.40)

Net asset value, end of year	$16.24	$13.93	$13.54	$14.85	$15.47

Total return[d]	18.77%	9.90%	(6.24)%	(2.53)%	31.05%

Ratios to average net assets

Expenses	0.82% [e,f]	0.82% [e]	0.80% [e]	0.78%	0.78% [f]

Net investment income	1.94%	2.01%	1.96%	2.46% [c]	1.62%

Supplemental data

Net assets, end of year (000’s)	$466,207	$453,997	$468,548	$572,860	$588,409

Portfolio turnover rate	26.46%	22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2017		2016	2015	2014	2013
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.70		$13.32	$14.61	$15.23	$11.97

Income from investment operations[a]:

Net investment income[b]	0.25		0.23	0.25	0.34 [c]	0.19

Net realized and unrealized gains (losses)	2.26		0.94	(1.16)	(0.75)	3.44

Total from investment operations	2.51		1.17	(0.91)	(0.41)	3.63

Less distributions from:

Net investment income	(0.24)		(0.27)	(0.38)	(0.21)	(0.37)

Net realized gains	—		(0.52)	—	—	—

Total distributions	(0.24)		(0.79)	(0.38)	(0.21)	(0.37)

Net asset value, end of year	$15.97		$13.70	$13.32	$14.61	$15.23

Total return[d]	18.50%		9.62%	(6.49)%	(2.81)%	30.82%

Ratios to average net assets

Expenses	1.07%	e,[f]	1.07% [e]	1.05%[e]	1.03%	1.03% [f]

Net investment income	1.69%		1.76%	1.71%	2.21% [c]	1.37%

Supplemental data

Net assets, end of year (000’s)	$879,521		$876,128	$921,895	$1,171,896	$1,450,304

Portfolio turnover rate	26.46%		22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.83	$13.44	$14.73	$15.35	$12.07

Income from investment operations[a]:

Net investment income[b]	0.24	0.22	0.23	0.33[c]	0.17

Net realized and unrealized gains (losses)	2.28	0.94	(1.16)	(0.76)	3.47

Total from investment operations	2.52	1.16	(0.93)	(0.43)	3.64

Less distributions from:

Net investment income	(0.22)	(0.25)	(0.36)	(0.19)	(0.36)

Net realized gains	—	(0.52)	—	—	—

Total distributions	(0.22)	(0.77)	(0.36)	(0.19)	(0.36)

Net asset value, end of year	$16.13	$13.83	$13.44	$14.73	$15.35

Total return[d]	18.38%	9.47%	(6.54)%	(2.88)%	30.64%

Ratios to average net assets

Expenses	1.17% [e,f]	1.17% [e]	1.15% [e]	1.13%	1.13% [f]

Net investment income	1.59%	1.66%	1.61%	2.11% [c]	1.27%

Supplemental data

Net assets, end of year (000’s)	$38,798	$43,286	$47,777	$59,989	$72,683

Portfolio turnover rate	26.46%	22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2017

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 98.5%
	Aerospace & Defense 1.5%
	BAE Systems PLC	United Kingdom	2,698,452	$20,880,834

	Air Freight & Logistics 1.1%
	United Parcel Service Inc., B	United States	127,570	15,199,965

	Automobiles 2.3%
	Hero Motocorp Ltd.	India	224,600	13,316,803
	Hyundai Motor Co.	South Korea	61,300	8,959,176
	Nissan Motor Co. Ltd.	Japan	1,013,110	10,100,981

				32,376,960

	Banks 14.1%
	Bangkok Bank PCL, fgn	Thailand	1,704,150	11,458,669
	Bangkok Bank PCL, NVDR	Thailand	913,600	5,666,171
a	Bank of Ireland Group PLC	Ireland	320,100	2,724,877
	Barclays PLC	United Kingdom	2,662,560	7,302,774
	BNP Paribas SA	France	243,927	18,218,311
	Citigroup Inc.	United States	421,450	31,360,094
	Credit Agricole SA	France	626,216	10,368,409
	HSBC Holdings PLC	United Kingdom	2,362,494	24,175,736
	ING Groep NV	Netherlands	384,356	7,067,129
	JPMorgan Chase & Co.	United States	169,570	18,133,816
	KB Financial Group Inc.	South Korea	552,314	32,806,378
a	Standard Chartered PLC	United Kingdom	2,433,563	25,637,247

				194,919,611

	Beverages 0.3%
	Suntory Beverage & Food Ltd.	Japan	78,700	3,499,019

	Biotechnology 3.7%
	Amgen Inc.	United States	144,300	25,093,770
a	Celgene Corp.	United States	60,320	6,294,995
	Gilead Sciences Inc.	United States	283,260	20,292,747

				51,681,512

	Capital Markets 2.2%
	Man Group PLC	United Kingdom	2,385,372	6,661,702
	UBS Group AG	Switzerland	1,096,280	20,185,009
	Value Partners Group Ltd.	Hong Kong	2,850,000	3,027,704

				29,874,415

	Chemicals 1.3%
	Akzo Nobel NV	Netherlands	208,005	18,223,193

	Communications Equipment 2.2%
	Cisco Systems Inc.	United States	326,510	12,505,333
a	CommScope Holding Co. Inc.	United States	84,400	3,192,852
	Ericsson, B	Sweden	1,947,362	12,783,480
a	NetScout Systems Inc.	United States	86,600	2,636,970

				31,118,635

	Consumer Finance 1.7%
	Ally Financial Inc.	United States	160,390	4,676,972
	Capital One Financial Corp.	United States	187,470	18,668,263

				23,345,235

	Diversified Financial Services 0.6%
	Voya Financial Inc.	United States	157,941	7,813,341

Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Diversified Telecommunication Services 3.1%
	China Telecom Corp. Ltd., ADR	China	179,195	$8,506,387
	China Telecom Corp. Ltd., H	China	2,006,000	955,134
	Singapore Telecommunications Ltd.	Singapore	7,861,800	20,984,393
	Telefonica SA	Spain	1,290,675	12,581,985

				43,027,899

	Energy Equipment & Services 1.5%
	Halliburton Co.	United States	141,370	6,908,752
	Helmerich & Payne Inc.	United States	212,730	13,750,867

				20,659,619

	Food & Staples Retailing 1.2%
	Walgreens Boots Alliance Inc.	United States	232,390	16,876,162

	Health Care Equipment & Supplies 1.8%
a	Arjo AB, B	Sweden	1,057,200	3,016,999
	Getinge AB, B	Sweden	1,057,200	15,336,308
	Medtronic PLC	United States	74,440	6,011,030

				24,364,337

	Health Care Providers & Services 2.1%
	AmerisourceBergen Corp.	United States	173,200	15,903,224
	Cardinal Health Inc.	United States	209,760	12,851,995

				28,755,219

	Household Durables 1.3%
	Panasonic Corp.	Japan	1,255,690	18,380,979

	Industrial Conglomerates 1.3%
	Siemens AG	Germany	127,032	17,702,770

	Insurance 5.0%
	Aegon NV	Netherlands	2,921,736	18,631,727
	American International Group Inc.	United States	178,670	10,645,159
	AXA SA	France	685,098	20,331,691
	China Life Insurance Co. Ltd., H	China	6,041,230	18,983,111

				68,591,688

	Internet Software & Services 2.9%
a	Alphabet Inc., A	United States	18,550	19,540,570
a	Baidu Inc., ADR	China	89,180	20,886,848

				40,427,418

	IT Services 0.6%
	DXC Technology Co.	United States	92,729	8,799,982

	Life Sciences Tools & Services 0.5%
	QIAGEN NV	Netherlands	205,690	6,463,348

	Machinery 1.5%
a	Navistar International Corp.	United States	471,200	20,205,056

	Media 5.3%
	Comcast Corp., A	United States	455,054	18,224,913
	SES SA, IDR	Luxembourg	1,290,560	20,144,866
	Sky PLC	United Kingdom	570,237	7,793,175
	Twenty-First Century Fox Inc., A	United States	803,522	27,745,614

				73,908,568

TG-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Metals & Mining 3.4%
	Barrick Gold Corp.	Canada	865,310	$12,521,036
	MMC Norilsk Nickel PJSC, ADR	Russia	695,600	13,035,544
	Sumitomo Metal Mining Co. Ltd.	Japan	138,250	6,352,740
	Wheaton Precious Metals Corp.	Canada	686,882	15,184,512

				47,093,832

	Multiline Retail 0.4%
	Ryohin Keikaku Co. Ltd.	Japan	19,340	6,024,174

	Multi-Utilities 2.1%
	innogy SE	Germany	410,700	16,100,864
	Veolia Environnement SA	France	484,100	12,357,014

				28,457,878

	Oil, Gas & Consumable Fuels 10.9%
	Apache Corp.	United States	333,330	14,073,193
	BP PLC	United Kingdom	3,841,161	27,113,996
	ConocoPhillips	United States	361,710	19,854,262
	Eni SpA	Italy	1,331,279	22,042,307
	Galp Energia SGPS SA, B	Portugal	736,470	13,541,427
a	Husky Energy Inc.	Canada	719,150	10,154,254
	Kunlun Energy Co. Ltd.	China	10,826,000	11,279,320
	Royal Dutch Shell PLC, B	United Kingdom	985,659	33,390,222

				151,448,981

	Personal Products 1.2%
	Coty Inc., A	United States	863,820	17,181,380

	Pharmaceuticals 8.5%
	Allergan PLC	United States	123,514	20,204,420
	Eli Lilly & Co.	United States	192,470	16,256,016
	Merck KGaA	Germany	127,234	13,700,819
	Perrigo Co. PLC	United States	192,570	16,784,401
	Roche Holding AG	Switzerland	45,563	11,526,946
	Sanofi	France	146,857	12,659,901
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,376,180	26,078,611

				117,211,114

	Software 3.6%
	Microsoft Corp.	United States	241,809	20,684,293
	Oracle Corp.	United States	630,670	29,818,078

				50,502,371

	Specialty Retail 2.5%
	Advance Auto Parts Inc.	United States	109,960	10,961,912
	Kingfisher PLC	United Kingdom	5,181,552	23,630,311

				34,592,223

	Technology Hardware, Storage & Peripherals 3.9%
	Apple Inc.	United States	111,670	18,897,914
	Samsung Electronics Co. Ltd.	South Korea	14,520	34,661,633

				53,559,547

Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Wireless Telecommunication Services 2.9%
	China Mobile Ltd.	China	636,000	$6,451,295
	SoftBank Group Corp.	Japan	247,120	19,561,702
	Vodafone Group PLC	United Kingdom	4,524,457	14,358,625

				40,371,622

	Total Common Stocks (Cost $1,073,214,739)			1,363,538,887

			Principal Amount
	Corporate Bonds (Cost $6,419,697) 0.5%
	Oil, Gas & Consumable Fuels 0.5%
b	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	$6,893,000	7,461,673

	Total Investments before Short Term Investments (Cost $1,079,634,436)			1,371,000,560

	Short Term Investments (Cost $10,800,000) 0.8%
	Time Deposits 0.8%
	Royal Bank of Canada, 1.35%, 1/02/18	United States	10,800,000	10,800,000

	Total Investments (Cost $1,090,434,436) 99.8%			1,381,800,560
	Other Assets, less Liabilities 0.2%			2,725,227

	Net Assets 100.0%			$1,384,525,787

See Abbreviations on page TG-25.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

TG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,090,434,436

Value - Unaffiliated issuers	$1,381,800,560
Cash	117,140
Receivables:
Investment securities sold	33,345
Capital shares sold	101,276
Dividends and interest	3,739,999
European Union tax reclaims	895,045
Other assets	160

Total assets	1,386,687,525

Liabilities:
Payables:
Investment securities purchased	41,834
Capital shares redeemed	428,857
Management fees	912,423
Distribution fees	386,042
Reports to shareholders	113,358
Deferred tax.	61,785
Accrued expenses and other liabilities.	217,439

Total liabilities	2,161,738

Net assets, at value	$1,384,525,787

Net assets consist of:
Paid-in capital	$967,903,247
Undistributed net investment income	26,603,305
Net unrealized appreciation (depreciation)	291,444,367
Accumulated net realized gain (loss)	98,574,868

Net assets, at value	$1,384,525,787

Class 1:
Net assets, at value	$466,206,565

Shares outstanding	28,703,159

Net asset value and maximum offering price per share	$16.24

Class 2:
Net assets, at value	$879,521,173

Shares outstanding	55,063,624

Net asset value and maximum offering price per share	$15.97

Class 4:
Net assets, at value	$38,798,049

Shares outstanding	2,405,075

Net asset value and maximum offering price per share	$16.13

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$36,898,880
Interest:
Unaffiliated issuers	1,317,963
Income from securities loaned (net of fees and rebates)	201,121
Other income (Note 1d)	47,113

Total investment income.	38,465,077

Expenses:
Management fees (Note 3a)	10,870,448
Distribution fees: (Note 3c)
Class 2	2,213,242
Class 4	143,920
Custodian fees (Note 4)	110,450
Reports to shareholders	188,547
Professional fees	171,303
Trustees’ fees and expenses	5,944
Other.	98,380

Total expenses	13,802,234
Expense reductions (Note 4)	(8,565)
Expenses waived/paid by affiliates (Note 3e)	(24,139)

Net expenses	13,769,530

Net investment income	24,695,547

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	116,916,092
Foreign currency transactions	161,039

Net realized gain (loss)	117,077,131

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	95,909,984
Translation of other assets and liabilities denominated in foreign currencies	308,262
Change in deferred taxes on unrealized appreciation	(61,785)

Net change in unrealized appreciation (depreciation)	96,156,461

Net realized and unrealized gain (loss)	213,233,592

Net increase (decrease) in net assets resulting from operations	$237,929,139

* Foreign taxes withheld on dividends	$3,034,066

TG-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$24,695,547	$24,853,200
Net realized gain (loss)	117,077,131	(7,519,261)
Net change in unrealized appreciation (depreciation)	96,156,461	106,000,252

Net increase (decrease) in net assets resulting from operations	237,929,139	123,334,191

Distributions to shareholders from:
Net investment income:
Class 1	(8,645,537)	(10,324,588)
Class 2	(14,420,565)	(17,569,556)
Class 4	(607,359)	(854,329)
Net realized gains:
Class 1	—	(17,221,955)
Class 2	—	(33,791,595)
Class 4	—	(1,749,580)

Total distributions to shareholders	(23,673,461)	(81,511,603)

Capital share transactions: (Note 2)
Class 1	(59,747,929)	(29,290,497)
Class 2	(132,483,391)	(71,266,569)
Class 4	(10,910,240)	(6,073,422)

Total capital share transactions	(203,141,560)	(106,630,488)

Net increase (decrease) in net assets	11,114,118	(64,807,900)
Net assets:
Beginning of year	1,373,411,669	1,438,219,569

End of year	$1,384,525,787	$1,373,411,669

Undistributed net investment income included in net assets:
End of year	$26,603,305	$25,406,323

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class

1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	276,995	$4,131,560	110,663	$1,440,832
Shares issued in reinvestment of distributions	578,684	8,645,537	2,252,375	27,546,543
Shares redeemed	(4,745,568)	(72,525,026)	(4,377,350)	(58,277,872)

Net increase (decrease)	(3,889,889)	$(59,747,929)	(2,014,312)	$(29,290,497)

Class 2 Shares:
Shares sold	1,016,363	$15,049,406	3,935,051	$50,119,612
Shares issued in reinvestment of distributions	980,324	14,420,565	4,262,336	51,361,152
Shares redeemed	(10,869,278)	(161,953,362)	(13,462,698)	(172,747,333)

Net increase (decrease)	(8,872,591)	$(132,483,391)	(5,265,311)	$(71,266,569)

Class 4 Shares:
Shares sold	26,043	$392,232	280,303	$3,402,727
Shares issued in reinvestment of distributions	40,845	607,359	213,961	2,603,908
Shares redeemed	(791,302)	(11,909,831)	(920,832)	(12,080,057)

Net increase (decrease)	(724,414)	$(10,910,240)	(426,568)	$(6,073,422)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.779% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	—	314,569,031	(314,569,031)	—	$—	$—	$—	$—

f. Other Affiliated Transactions

At December 31, 2017, Franklin Templeton Variable Insurance Products Trust—Franklin Founding Funds Allocation VIP Fund owned 24.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. During the year ended December 31, 2017, the Fund utilized $11,293,392 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$23,673,461	$28,757,144
Long term capital gain	—	52,754,459

	$23,673,461	$81,511,603

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,096,496,035

Unrealized appreciation	$361,728,190
Unrealized depreciation	(76,423,665)

Net unrealized appreciation (depreciation)	$285,304,525

Undistributed ordinary income	$33,708,345
Undistributed long term capital gains	96,717,497

Distributable earnings	$130,425,842

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and foreign capital gains tax.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $359,195,266 and $507,601,632, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

TG-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$1,363,538,887	$—	$—	$1,363,538,887
Corporate Bonds	—	7,461,673	—	7,461,673
Short Term Investments	—	10,800,000	—	10,800,000

Total Investments in Securities	$1,363,538,887	$18,261,673	$—	$1,381,800,560

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust and Sharholders of Templeton Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth VIP Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TG-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 35.62% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TG-27

This page intentionally left blank.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index representing the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays US Government Index: Intermediate Component is the intermediate component of the Barclays US Government Index, which includes public obligations of the US Treasury with at least one year to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including US and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/17, there were 316 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/17, there were 75 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General US Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General US Government Funds classification in the Lipper VIP underlying funds universe. Lipper General US Government Funds invest primarily in US government and agency issues. For the 12-month period ended 12/31/17, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Templeton Variable Insurance Products Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017. The purpose of the meeting was to elect Trustees of Franklin Templeton Variable Insurance Products Trust and to vote on the following proposals: for each of the Funds, except Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; for Franklin Rising Dividends VIP Fund, to approve a new Investment Management Agreement with Franklin Advisers, Inc.; for Templeton Developing Markets VIP Fund, to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited; and for each of the Funds, to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Templeton Variable Insurance Products Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) all other proposals voted on were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	1,483,931,005	63,700,507
Terrence J. Checki	1,487,851,289	59,780,222
Mary C. Choksi	1,487,649,087	59,982,424
Edith E. Holiday	1,487,786,345	59,845,166
Gregory E. Johnson	1,490,898,162	56,733,349
Rupert H. Johnson, Jr.	1,485,176,267	62,455,244
J. Michael Luttig	1,488,062,993	59,568,519
Larry D. Thompson	1,486,098,183	61,533,328
John B. Wilson	1,489,011,786	58,619,724

Total Trust Shares Outstanding*: 1,598,054,299

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Flex Cap Growth VIP Fund

Shares
For	13,749,224
Against	879,952
Abstain	1,118,404
Total Fund Shares Voted	15,747,580
Total Fund Outstanding Shares*	15,802,049

*	As of the record date.

Annual Report	SMS-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Franklin Rising Dividends VIP Fund

Shares
For	58,234,322
Against	5,102,328
Abstain	3,925,714
Total Fund Shares Voted	67,262,364
Total Fund Outstanding Shares*	69,031,623

Franklin Small-Mid Cap Growth VIP Fund

Shares
For	23,115,445
Against	2,258,073
Abstain	1,396,522
Total Fund Shares Voted	26,770,040
Total Fund Outstanding Shares*	27,311,145

Franklin Small Cap Value VIP Fund

Shares
For	53,566,894
Against	4,789,585
Abstain	3,897,280
Total Fund Shares Voted	62,253,759
Total Fund Outstanding Shares*	73,514,199

Franklin Strategic Income VIP Fund

Shares
For	50,927,089
Against	5,281,784
Abstain	3,535,384
Total Fund Shares Voted	59,744,257
Total Fund Outstanding Shares*	60,841,388

Franklin U.S. Government Securities VIP Fund

Shares
For	89,132,433
Against	7,353,649
Abstain	6,346,786
Total Fund Shares Voted	102,832,867
Total Fund Outstanding Shares*	109,725,751

Franklin Mutual Global Discovery VIP Fund

Shares
For	27,411,088
Against	2,091,298
Abstain	2,391,763
Total Fund Shares Voted	31,894,149
Total Fund Outstanding Shares*	32,602,413

SMS-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Franklin Mutual Shares VIP Fund

Shares
For	173,288,690
Against	16,123,033
Abstain	11,727,399
Total Fund Shares Voted	201,139,121
Total Fund Outstanding Shares*	201,829,901

Templeton Developing Markets VIP Fund

Shares
For	33,445,421
Against	2,083,042
Abstain	1,602,155
Total Fund Shares Voted	37,130,617
Total Fund Outstanding Shares*	38,665,160

Templeton Foreign VIP Fund

Shares
For	90,056,367
Against	6,884,702
Abstain	5,875,891
Total Fund Shares Voted	102,816,960
Total Fund Outstanding Shares*	113,425,059

Templeton Global Bond VIP Fund

Shares
For	153,662,270
Against	14,159,085
Abstain	9,838,114
Total Fund Shares Voted	177,659,469
Total Fund Outstanding Shares*	188,040,251

Templeton Growth VIP Fund

Shares
For	77,388,057
Against	7,366,622
Abstain	5,511,620
Total Fund Shares Voted	90,266,300
Total Fund Outstanding Shares*	91,604,126

Franklin Growth and Income VIP Fund

Shares
For	6,587,641
Against	468,056
Abstain	110,295
Total Fund Shares Voted	7,165,992
Total Fund Outstanding Shares*	7,208,893

Annual Report	SMS-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Franklin Income VIP Fund

Shares
For	331,527,467
Against	31,877,033
Abstain	26,008,222
Total Fund Shares Voted	389,412,722
Total Fund Outstanding Shares*	392,023,197

Franklin Large Cap Growth VIP Fund

Shares
For	5,389,158
Against	481,087
Abstain	485,968
Total Fund Shares Voted	6,356,213
Total Fund Outstanding Shares*	6,415,938

Franklin Global Real Estate VIP Fund

Shares
For	10,375,756
Against	709,592
Abstain	684,561
Total Fund Shares Voted	11,769,909
Total Fund Outstanding Shares*	11,847,583

Proposal 3.	To approve a new Investment Management Agreement with Franklin Advisers, Inc:

Franklin Rising Dividends VIP Fund

Shares
For	61,230,619
Against	1,892,274
Abstain	4,139,471
Total Fund Shares Voted	67,262,364
Total Fund Shares Outstanding*	69,031,623

Proposal 4.	To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited:

Templeton Developing Markets VIP Fund

Shares
For	34,067,321
Against	1,503,503
Abstain	1,559,793
Total Fund Shares Voted	37,130,617
Total Fund Shares Outstanding*	38,665,160

SMS-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 5.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Flex Cap Growth VIP Fund

Shares
For	13,865,526
Against	747,561
Abstain	1,134,493
Total Fund Shares Voted	15,747,580
Total Fund Outstanding Shares*	15,802,049

Franklin Rising Dividends VIP Fund

Shares
For	59,751,082
Against	2,758,376
Abstain	4,752,906
Total Fund Shares Voted	67,262,364
Total Fund Outstanding Shares*	69,031,623

Franklin Small-Mid Cap Growth VIP Fund

Shares
For	23,646,532
Against	1,565,814
Abstain	1,557,694
Total Fund Shares Voted	26,770,040
Total Fund Outstanding Shares*	27,311,145

Franklin Small Cap Value VIP Fund

Shares
For	54,478,087
Against	3,057,279
Abstain	4,718,393
Total Fund Shares Voted	62,253,759
Total Fund Outstanding Shares*	73,514,199

Franklin Strategic Income VIP Fund

Shares
For	52,089,907
Against	3,535,016
Abstain	4,119,335
Total Fund Shares Voted	59,744,257
Total Fund Outstanding Shares*	60,841,388

Annual Report	SMS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Franklin U.S. Government Securities VIP Fund

Shares
For	90,516,652
Against	4,962,770
Abstain	7,353,445
Total Fund Shares Voted	102,832,867
Total Fund Outstanding Shares*	109,725,751

Franklin Mutual Global Discovery VIP Fund

Shares
For	28,033,432
Against	1,252,638
Abstain	2,608,079
Total Fund Shares Voted	31,894,149
Total Fund Outstanding Shares*	32,602,413

Franklin Mutual Shares VIP Fund

Shares
For	177,273,923
Against	10,129,961
Abstain	13,735,237
Total Fund Shares Voted	201,139,121
Total Fund Outstanding Shares*	201,829,901

Templeton Developing Markets VIP Fund

Shares
For	34,011,236
Against	1,427,546
Abstain	1,691,835
Total Fund Shares Voted	37,130,617
Total Fund Outstanding Shares*	38,665,160

Templeton Foreign VIP Fund

Shares
For	91,743,616
Against	4,425,178
Abstain	6,648,165
Total Fund Shares Voted	102,816,960
Total Fund Outstanding Shares*	113,425,059

Templeton Global Bond VIP Fund

Shares
For	157,121,313
Against	8,459,106
Abstain	12,079,050
Total Fund Shares Voted	177,659,469
Total Fund Outstanding Shares*	188,040,251

SMS-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Templeton Growth VIP Fund

Shares
For	79,782,773
Against	4,136,520
Abstain	6,347,006
Total Fund Shares Voted	90,266,300
Total Fund Outstanding Shares*	91,604,126

Franklin Growth and Income VIP Fund

Shares
For	6,699,033
Against	291,508
Abstain	175,451
Total Fund Shares Voted	7,165,992
Total Fund Outstanding Shares*	7,208,893

Franklin Income VIP Fund

Shares
For	338,299,973
Against	18,075,707
Abstain	33,037,042
Total Fund Shares Voted	389,412,722
Total Fund Outstanding Shares*	392,023,197

Franklin Large Cap Growth VIP Fund

Shares
For	5,515,296
Against	284,582
Abstain	556,334
Total Fund Shares Voted	6,356,213
Total Fund Outstanding Shares*	6,415,938

Franklin Global Real Estate VIP Fund

Shares
For	10,531,666
Against	347,186
Abstain	891,057
Total Fund Shares Voted	11,769,909
Total Fund Outstanding Shares*	11,847,583

Franklin Founding Funds Allocation VIP Fund

Shares
For	122,854,798
Against	4,270,018
Abstain	14,343,426
Total Fund Shares Voted	141,468,242
Total Fund Outstanding Shares*	142,224,672

Annual Report	SMS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS

Franklin VolSmart Allocation VIP Fund

Shares
For	13,979,495
Against	469,722
Abstain	1,491,733
Total Fund Shares Voted	15,940,951
Total Fund Outstanding Shares*	15,940,951

SMS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since October 2017	113	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present)

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (November 2016), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report	BOD-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, and Trustee	Chairman of the Board since 2013, and Trustee since 1988	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report	BOD-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

BOD-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-1

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Annual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2018 Franklin Templeton Investments. All rights reserved.	VIP2 A 02/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $818,062 for the fiscal year ended December 31, 2017 and $937,061 for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2017 and $4,682 for the fiscal year ended December 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended December 31, 2017 and $349,307 for the fiscal year ended December 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended December 31, 2017 and $353,989 for the fiscal year ended December 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.     Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)  (1)   Code of Ethics

(a)  (2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date February 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date February 26, 2018